UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

Sovos Brands, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED AUGUST 31, 2023
Sovos Brands, Inc.
[           ], 2023

To the Stockholders of Sovos Brands, Inc.:
We are pleased to invite you to attend our special meeting of stockholders (the “special meeting”) of Sovos Brands, Inc., a Delaware corporation (the “Company”), to be held at [9:00] a.m. Mountain Time on [           ], 2023, by means of a live, virtual-only online webcast.
On August 7, 2023, we entered into an Agreement and Plan of Merger (as may be amended from time to time, the “merger agreement”) with Campbell Soup Company, a New Jersey corporation (“Campbell”), and Premium Products Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Campbell (“Merger Sub”), pursuant to which Campbell will acquire the Company by means of a merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity following the merger and as a wholly owned subsidiary of Campbell (the “merger”). At the special meeting, you will be asked to consider and vote upon:
(1)
a proposal to adopt the merger agreement; and

(2)
a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement (the “Adjournment Proposal”).

If the merger is completed, you will be entitled to receive (i) $23.00 in cash, without interest and less any required tax withholding, and (ii) if the merger is not effective by May 7, 2024, an additional $0.00182 per day beginning on May 8, 2024, up to, but excluding, the date the merger becomes effective, for each share of our common stock (the “Company Stock”) that you own (the “Merger Consideration”), unless you have properly exercised your appraisal rights.
After due consideration and discussion, the Company’s board of directors (the “Company Board”), by the unanimous vote of all directors, has (i) determined that the terms of the merger agreement and the transactions contemplated by the merger agreement, including the Merger Consideration and the merger, are advisable, fair to, and in the best interests of, the Company and its stockholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the Merger Consideration and the merger and (iii) recommended approval of the merger agreement by our stockholders. The Company Board, by the unanimous vote of all directors, recommends that you vote “FOR” the proposal to adopt the merger agreement and “FOR” the Adjournment Proposal.
The enclosed proxy statement provides detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the enclosed proxy statement. The proxy statement also describes the actions and determinations of the Company Board in connection with its evaluation of the merger agreement and the merger. We encourage you to read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety. You may also obtain more information about the Company from documents we file with the Securities and Exchange Commission (the “SEC”) from time to time.
YOUR VOTE IS VERY IMPORTANT. The merger cannot be completed unless the merger agreement is adopted by the affirmative vote of a majority of the outstanding shares of our Company Stock. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING ONLINE, WE REQUEST THAT YOU AUTHORIZE YOUR PROXY TO VOTE YOUR SHARES BY EITHER MARKING, SIGNING, DATING AND PROMPTLY RETURNING THE PROXY CARD OR SUBMITTING YOUR PROXY OR VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET. If you are a stockholder of record and attend the special meeting and desire to vote online at the special meeting, you may do so even though you have previously sent a proxy. The failure to vote, or an abstention from voting, will have the same effect as voting against the proposal to adopt the merger agreement. As more fully described in the section of this proxy statement entitled “Voting Agreements,” certain funds associated with Advent International, L.P. and each member of the Company

Board who holds Company Stock have agreed to vote certain of the shares of the Company Stock owned by them in favor of the approval of the merger agreement and the merger, subject to the terms of the voting agreements.
If your shares are held in “street name,” you should instruct your broker on how to vote your shares, following the procedures provided by your broker. Your broker will be unable to vote your shares without instructions from you. The failure to instruct your broker on how to vote your shares will have the same effect as voting against the proposal to adopt the merger agreement.
If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com
WILLIAM R. JOHNSON
SOVOS BRANDS BOARD CHAIRMAN
The merger agreement and the merger have not been approved or disapproved by the SEC or any state securities commission. Neither the SEC nor any state securities commission has passed upon the merits or fairness of the merger or upon the adequacy or accuracy of the information contained in this document or the accompanying proxy statement. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated [       ], 2023 and is first being mailed to stockholders on or about [         ], 2023.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED AUGUST 31, 2023
Sovos Brands, Inc.
168 Centennial Parkway, Suite 200, Louisville, CO 80027

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS
To be held on [           ], 2023 at
[9:00] a.m. Mountain Time

Notice is hereby given that the special meeting of stockholders (the “special meeting”) of Sovos Brands, Inc., a Delaware corporation (the “Company”), will be conducted by means of a live, virtual-only online webcast at [9:00] a.m. Mountain Time on [           ], 2023, to consider and vote upon:
(1)
a proposal to adopt the Agreement and Plan of Merger, dated as of August 7, 2023 entered into among the Company, Campbell Soup Company, a New Jersey corporation (“Campbell”), and Premium Products Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Campbell (“Merger Sub”), as may be amended from time to time (the “merger agreement”). Pursuant to the merger agreement, Campbell will acquire the Company by means of a merger of Merger Sub with and into the Company on the terms and subject to the conditions set forth in the merger agreement, with the Company continuing as the surviving entity following the merger and as a wholly owned subsidiary of Campbell (the “merger”); and

(2)
a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement (the “Adjournment Proposal”).

The foregoing matters are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. The special meeting will be a completely virtual meeting conducted via live webcast on the internet at www.virtualshareholdermeeting.com/SOVO2023SM. We believe this is the most effective approach for enabling stockholder attendance and participation.
Our Board of Directors (the “Company Board”), by the unanimous vote of all directors, recommends that you vote “FOR” the proposal to adopt the merger agreement and “FOR” the Adjournment Proposal.
Under the General Corporation Law of the State of Delaware (the “DGCL”), in connection with the merger, stockholders or beneficial owners who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the “fair value” of their shares of our common stock (the “Company Stock”) (exclusive of any elements of value arising from the accomplishment or expectation of the merger and together with interest (as described in the accompanying proxy statement) to be paid on the amount determined to be “fair value”) in lieu of receiving the Merger Consideration (as defined in the merger agreement) if the merger is completed, as determined in accordance with Section 262 of the DGCL. To do so, a stockholder of record or beneficial owner must properly demand appraisal before the vote is taken on the merger agreement and comply with all other requirements of the DGCL, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement. A copy of Section 262 of the DGCL is available as a publicly available electronic resource, which may be accessed without subscription or cost, at the following hyperlink: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. See the section of this proxy statement entitled “Appraisal Rights.”
The affirmative vote of the holders of a majority of the outstanding shares of Company Stock as of the close of business on the record date is required to adopt the merger agreement. The affirmative vote of the holders of a majority of the shares of our Company Stock present at the special meeting, either present online or by proxy, and entitled to vote thereon is required to approve the Adjournment Proposal.
YOUR VOTE IS VERY IMPORTANT, regardless of the number of shares that you own. The merger cannot be completed unless the merger agreement is adopted by the affirmative vote of the holders of a majority of the outstanding shares of the Company Stock. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING ONLINE, WE REQUEST THAT YOU AUTHORIZE YOUR PROXY TO VOTE YOUR SHARES BY EITHER MARKING, SIGNING, DATING AND PROMPTLY RETURNING THE PROXY CARD OR SUBMITTING YOUR PROXY OR VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET. If you are a stockholder of record and attend the special meeting and desire to vote at the special meeting online, you may do so even though you have previously sent a proxy. The failure to vote, or an abstention from voting, either at the special meeting online or by proxy, will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement. As more fully described in the section of this proxy statement entitled “Voting Agreements,” certain funds associated with Advent International, L.P. and each member of the Company Board who holds Company Stock have agreed to vote certain of the shares of the Company Stock owned by them in favor of the approval of the merger agreement and the merger, subject to the terms of the voting agreements.
If you attend the special meeting online and fail to vote online by ballot and have not previously authorized your proxy to vote your shares as described above, that will be treated as an abstention. Abstentions will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement and the Adjournment Proposal. Abstentions will be considered present for the purpose of determining the presence of a quorum.
If your shares are held in “street name,” you should instruct your broker on how to vote your shares, following the procedures provided by your broker. Your broker will be unable to vote your shares without instructions from you. The failure to instruct your broker on how to vote your shares will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement.
Any proxy may be revoked at any time prior to its exercise by (i) giving written notice to our Corporate Secretary at 1901 Fourth Street, #200, Berkeley, CA 94710, stating that you would like to revoke your proxy, (ii) completing and submitting a new proxy card bearing a later date (in any of the permitted forms), or (iii) voting online at the special meeting. If your shares are held in the name of a broker, bank or other agent, you must follow instructions received from such broker, bank or agent with this proxy statement in order to revoke your vote or to vote online at the special meeting.
Only stockholders of record as of the close of business on [           ], 2023, are entitled to notice of and to vote at the special meeting or at any postponement or adjournment thereof. A list of stockholders entitled to vote at the special meeting will be open to the examination of any stockholder during ordinary business hours for a period of at least ten days prior to the special meeting for any purpose germane to the special meeting at the Company’s principal executive office. The list of these stockholders will also be available during the special meeting after entering the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
By order of the Board of Directors,
Isobel Jones
Secretary

i

ii

iii

SUMMARY
This summary highlights selected information from this proxy statement with respect to the special meeting, the merger agreement and the merger, and it may not contain all of the information that is important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its appendices and the documents referred to or incorporated by reference into this proxy statement. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in the section entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”
In this proxy statement, the terms “we,” “us,” “our” “Sovos Brands” and the “Company” refer to Sovos Brands, Inc. and its subsidiaries. We refer to Campbell Soup Company as “Campbell” and Premium Products Merger Sub, Inc. as “Merger Sub.” We refer to the Agreement and Plan of Merger, dated as of August 7, 2023, among the Company, Campbell and Merger Sub, as may be amended from time to time, as the “merger agreement.” We refer to the shares of our common stock as “Company Stock.” We refer to the special meeting of stockholders as the “special meeting.” The Board of Directors of the Company is referred to as the “Company Board.” The special committee of the Board of Directors of the Company formed to evaluate the merger and any strategic alternatives thereto is referred to as the “committee.”
Parties to the Merger
Sovos Brands Inc.
168 Centennial Parkway, Suite 200
Louisville, Colorado 80027 (720) 316-1225
Sovos Brands, Inc., a Delaware corporation headquartered in Louisville, Colorado, is a growth-oriented consumer-packaged food company with a portfolio of brands aimed at bringing today’s consumers great tasting food that fits the way they live. Sovos Brands’ product offerings include a variety of pasta sauces, dry pasta, soups, frozen entrées, frozen pizza, yogurts and gelato, all of which are sold in the United States under the brand names Rao’s, Michael Angelo’s and noosa. Sovos Brands’ products are built with authenticity at their core, providing consumers with one-of-a-kind food experiences that are genuine, delicious and unforgettable. Our Company Stock is listed on the NASDAQ Global Select Market under the symbol “SOVO”. See the section of this proxy statement entitled “Parties to the Merger — Sovos Brands.”
Additional information about Sovos Brands is contained in our public filings with the SEC that are incorporated by reference herein. See the section of this proxy statement entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”
Campbell Soup Company
One Campbell Place
Camden, New Jersey 08103-1799 (856) 342-4800
Campbell is a New Jersey corporation headquartered in Camden, New Jersey. Campbell is a manufacturer and marketer of high-quality, branded food and beverage products. Campbell organized as a business corporation under the laws of New Jersey on November 23, 1922; however, through predecessor organizations, Campbell traces its heritage in the food business back to 1869. Campbell’s common stock is listed on the New York Stock Exchange under the symbol “CPB”. See the section of this proxy statement entitled “Parties to the Merger — Campbell Soup Company.”
Premium Products Merger Sub, Inc.
One Campbell Place
Camden, New Jersey 08103-1799 (856) 342-4800
Merger Sub is a Delaware corporation and a wholly owned subsidiary of Campbell. Merger Sub was formed solely for the purpose of facilitating Campbell’s acquisition of the Company and has not engaged in any operations other than in connection with its formation and the negotiation and execution of the merger agreement.

The Special Meeting
Time and Place of the Special Meeting
This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Company Board for use at a special meeting of stockholders, to be conducted by means of a live, virtual-only, online webcast on [           ], 2023, at [9:00] a.m. Mountain Time.
Purpose of the Special Meeting
The purpose of the special meeting is for our stockholders to consider and vote upon:
•
a proposal to adopt the merger agreement, pursuant to which Campbell will acquire the Company by means of a merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity following the merger as a wholly owned subsidiary of Campbell (as described in the section of this proxy entitled “Proposal No. 1: Adoption of the Merger Agreement);” and

•
a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement, or the Adjournment Proposal (as described in the section of this proxy statement entitled “Proposal No. 2: Adjournment Proposal).”

Record Date, Shares Entitled to Vote, Quorum
You are entitled to notice of and to vote at the special meeting if you owned shares of our outstanding Company Stock at the close of business on [           ], 2023, the record date for the special meeting. As of the record date, there were [101,329,105] shares of Company Stock outstanding and entitled to be voted at the special meeting.
If on the record date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company (formerly American Stock Transfer and Trust Company, LLC), then you are a stockholder of record. As a stockholder of record, you may vote online at the special meeting or vote by proxy. If on that date, your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. As a beneficial owner of shares held in “street name,” you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, if your shares are held in “street name,” you are not the stockholder of record, and you may not vote your shares online at the meeting unless you request and obtain a valid legal proxy from your broker, bank or other agent.
A quorum is required for stockholders to conduct business at the special meeting. The presence, online at the special meeting or represented by proxy, of the holders of a majority in voting power of the Company Stock entitled to vote at the special meeting will constitute a quorum. Abstentions are counted as present for the purpose of determining whether a quorum is present.
In the event that a quorum is not present at the special meeting, we expect that the meeting will be postponed or adjourned to solicit additional proxies, and the persons named as proxies may propose and vote for one or more postponements or adjournments of the special meeting.
Vote Required; Abstentions and Broker Non-Votes
The affirmative vote of the holders of a majority of the outstanding shares of Company Stock as of the close of business on the record date is required to adopt the merger agreement and consummate the merger. The affirmative vote of the holders of a majority of the shares of Company Stock present at the special meeting, either online or by proxy, and entitled to vote thereon is required to approve the Adjournment Proposal. You may cast one vote for each share of our Company Stock you owned at the close of business on the record date.

If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted “AGAINST” the proposal to adopt the merger agreement and “AGAINST” the Adjournment Proposal.
If a stockholder who holds shares through a bank, broker or other nominee does not give instructions to the bank, broker or other nominee as to how to vote the shares, the bank, broker or other nominee has authority under applicable stock exchange rules to vote those shares for or against “routine” proposals. However, banks, brokers and other nominees without discretionary authority cannot vote on their customers’ behalf on “non-routine” proposals. All of the proposals to be considered at this special meeting are “non-routine.” Accordingly, if a bank, broker or other nominee does not receive voting instructions from you with respect to any shares you own in “street name,” those shares will not be voted at the special meeting and a “broker non-vote” will occur. Shares that are subject to broker non-votes are considered not entitled to vote, and therefore will not count toward determining whether or not a quorum is present at the meeting and will be ignored for purposes of determining the outcome of any vote on the Adjournment Proposal. However, your failure to submit voting instructions for any shares held in “street name” will have the same effect as a vote against the adoption of the merger agreement.
How You Can Vote
You can vote shares you hold of record by voting online at the special meeting, by mailing the enclosed proxy card, or by submitting a proxy over the telephone or over the internet. If your shares are held in “street name,” you should instruct your broker on how to vote your shares, following the procedures provided by your broker. Your broker will be unable to vote your shares without instructions from you. The failure to instruct your broker on how to vote your shares will have the same effect as voting against the proposal to adopt the merger agreement.
Stock Ownership and Interests of Certain Persons
As of [           ], 2023, the record date for the special meeting, directors and executive officers of the Company were entitled to vote approximately [8,187,039] shares of Company Stock, or approximately [8.1]% of the shares of Company Stock issued and outstanding on that date and entitled to vote at the special meeting. The Company’s non-director executive officers have informed us that they intend to vote their shares in favor of the proposal to adopt the merger agreement and the other proposals to be considered at the special meeting, although they have no obligation to do so.
On August 7, 2023, in connection with the merger agreement, (i) certain funds associated with Advent International, L.P. (“Advent,” and such funds collectively, the “Advent Funds”) that are stockholders of the Company and (ii) each member of the Company Board who holds Company Stock (together, the “Voting Parties”) have entered into voting agreements with Campbell (each, a “Voting Agreement”) and agreed, among other things, to vote certain of the shares of Company Stock over which they have voting power (the “Subject Shares”) to adopt the merger agreement and the transactions contemplated thereby, including the merger. Under the terms of each Voting Agreement, the relevant Voting Party has also agreed (a) to vote such Voting Party’s Subject Shares against any alternative acquisition proposal and (b) not to transfer its Subject Shares (subject to certain exceptions). In addition, the Advent Funds’ Voting Agreement contains a “no-shop” restriction that, among other things, prohibits the Advent Funds and their representatives from soliciting alternative acquisition proposals (subject to certain exceptions). Each of the Voting Agreements terminates upon, among other things, the termination of the merger agreement. As of August 7, 2023, the Subject Shares subject to the Voting Agreements covered approximately 34% of the shares of outstanding Company Stock. As of August 7, 2023, the Voting Parties collectively owned approximately 46% of the shares of outstanding Company Stock.
Voting of Proxies
If your shares are registered in your name with Sovos Brands’ transfer agent, Equiniti Trust Company, you may vote your shares:
•
by submitting a proxy via the internet — You can submit a proxy to vote your shares over the internet at www.proxyvote.com by following the instructions on the enclosed proxy card;

•
by submitting a proxy via Telephone — You can submit a proxy to vote your shares by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•
by submitting a proxy via Mail — You can submit a proxy cared to vote your shares by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•
electronically at the special meeting — If you attend the meeting online, you will need the control number included in your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone facilities for stockholders of record to submit proxies will be available 24 hours a day and will close at 9:59 p.m. Mountain Time on the day prior to the special meeting. To submit a proxy via the internet or telephone or to participate in the special meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.
All shares represented by properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) will, if received before the special meeting, be voted at the special meeting in accordance with the instructions of the stockholder. Properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) that do not contain voting instructions will be voted as recommended by the Company Board with respect to each proposal. This means that they will be voted “FOR” adoption of the merger agreement and “FOR” the Adjournment Proposal.
If your shares are held in “street name” through a bank, broker, or other nominee, you may vote through your bank, broker, or other nominee by completing and returning the voting instruction form provided by your bank, broker, or other nominee. You may also attend the special meeting and vote at the special meeting if you have a “legal proxy” from your bank, broker, or other nominee giving you the right to vote your shares at the special meeting. If available from your bank, broker, or other nominee, you may submit voting instructions over the internet or telephone through your bank, broker, or other nominee by following the instructions on the voting instruction form provided by your bank, broker, or other nominee. If you do not (1) return your bank’s, broker’s, or other nominee’s voting instruction form; (2) submit voting instructions over the internet or by telephone through your bank, broker, or other nominee; or (3) attend the special meeting and vote at the special meeting with a “legal proxy” from your bank, broker, or other nominee, it will have the same effect as if you voted “AGAINST” the proposal to adopt the merger agreement.
Revocability of Proxies
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting:
•
by submitting a duly executed proxy bearing a later date;

•
by granting a subsequent proxy through the internet or telephone;

•
by giving written notice of revocation to the Company’s Secretary prior to or at the special meeting; or

•
by voting online at the special meeting.

Your most recent proxy card or internet or telephone proxy is the one that is counted. Your attendance at the special meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company’s Secretary before your proxy is voted or you vote online at the special meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote at the special meeting if you request and obtain a valid legal proxy from your broker or other agent.
Solicitation of Proxies
We will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expenses in forwarding solicitation material to beneficial owners. Solicitation will be made primarily through the use of the mail but our officers, directors and employees may, without additional compensation, solicit proxies personally by telephone, facsimile, mail or the internet or in person. We have retained MacKenzie

Partners, Inc. to assist us in soliciting proxies using the means referred to above. We will pay the fees of MacKenzie Partners, Inc., which we expect to be approximately $15,000, plus reimbursement of certain out-of-pocket expenses.
Adjournment of the Special Meeting
We are asking our stockholders to consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement, which we refer to as the Adjournment Proposal.
If the special meeting is postponed or adjourned for any reason, including to solicit additional proxies, stockholders who have already sent in their proxies will be able to revoke them at any time prior to their use. Even if there is no quorum at the opening of the special meeting, the special meeting may be adjourned by the affirmative vote of the holders of shares representing a majority of the shares present online or by proxy at the special meeting and entitled to vote voting on the motion to adjourn. For more information, see the section of this proxy statement entitled “Proposal No. 2: Adjournment Proposal.”
Householding of Proxy Materials
The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address. If you or another stockholder of record with whom you share an address wish to receive a separate proxy statement, we will deliver it promptly upon written or oral request to Broadridge Financial Solutions, Inc., toll-free in the United States at 1-866-540-7095 or by writing to Broadridge Financial Solutions, Inc., Attention: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you or another stockholder of record with whom you share an address are receiving multiple copies of the proxy statement, you can request to receive a single copy of these materials in the future by contacting Broadridge Financial Solutions, Inc. in the same manner as described above.
Adoption of the Merger Agreement
We are asking our stockholders to consider and vote upon the proposal to adopt the merger agreement, pursuant to which Campbell will acquire the Company by means of a merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity following the merger as a wholly owned subsidiary of Campbell. Our Board is providing this proxy statement and the accompanying form of proxy to holders of Company Stock in connection with the solicitation of proxies for use at the special meeting.
The full text of the merger agreement is attached as Annex A to this proxy statement. We urge you to read the merger agreement carefully and in its entirety. If our stockholders adopt the merger agreement and the merger is completed as contemplated by the merger agreement, you will be entitled to receive (i) $23.00 in cash, without interest and less any required tax withholding, and (ii) if the merger is not effective by May 7, 2024, an additional $0.00182 per day beginning on May 8, 2024, up to, but excluding, the date the merger becomes effective, for each share of Company Stock that you own, unless you have properly exercised your appraisal rights. Additionally:
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you will no longer have any interest in our future earnings or growth;

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we will no longer be a public company;

•
the Company Stock will no longer be traded on the NASDAQ Global Select Market; and

•
we may no longer be required to file periodic and other reports with the SEC.

Effect of the Merger on the Company Stock
At the time that the Company and Merger Sub file a certificate of merger with the Delaware Secretary of State and make all other filings or recordings required by the DGCL in connection with the merger (the “Effective Time”), each share of the Company Stock outstanding immediately prior to the Effective Time (other than shares of restricted stock issued pursuant to Company equity awards, shares owned by the

Company as treasury stock (other than shares in an employee benefit plan) and shares owned by Campbell, Merger Sub, any other subsidiary of the Company or of Campbell or any stockholder who has properly demanded appraisal rights in accordance with Delaware law) will be converted into the right to receive (i) $23.00 in cash, without interest, and (ii) plus an additional $0.00182 per day beginning on May 8, 2024, up to, but excluding, the date the merger becomes effective if the merger is not effective by May 7, 2024 (the “Merger Consideration”). As of the Effective Time, all such shares of the Company Stock will no longer be outstanding and will automatically be canceled and retired and cease to exist, and will thereafter represent only the right to receive the Merger Consideration to be paid in accordance with the terms of the merger agreement. For more information, please see the section of this proxy statement entitled “The Merger Agreement — Effect of the Merger on the Company Stock.”
Treatment of Company Equity Awards
Company Restricted Stock.   At the Effective Time, each outstanding share of the Company’s restricted stock (“Company Restricted Stock”) will be automatically converted into the right to receive an amount (subject to applicable withholding, if any) in cash equal to the Merger Consideration; provided, however, that, except as provided in the merger agreement, each share of Company Restricted Stock which vests solely based on the achievement of a performance condition and for which the applicable performance condition remains unsatisfied (after giving effect to the merger) shall, in accordance with its terms, be forfeited to the Sovos Brands Limited Partnership as of the closing for no consideration to the applicable holder thereof and thereafter shall be converted into the right to receive the Merger Consideration in accordance with, and subject to the terms of, the merger agreement.
Company Restricted Stock Units.   At the Effective Time, each outstanding time-based restricted stock unit of the Company (“Company RSU”) will: (1) if held by a non-employee director or former service provider of the Company, be automatically cancelled and converted into the right to receive an amount (subject to applicable withholding, if any) in cash equal to: (a) the Merger Consideration; multiplied by (b) the total number of shares of Company Stock subject to such Company RSU; and (2) if held by any other person, be automatically cancelled and converted into a time-based restricted stock unit of Campbell (“Campbell RSU”) with respect to a number of shares of common stock of Campbell equal to: (a) the number of shares of Company Stock subject to such Company RSU; multiplied by (b) a quotient obtained by dividing (i) the Merger Consideration, by (ii) the volume-weighted average closing price per share of Campbell common stock on the New York Stock Exchange for the five consecutive trading day period ending on the last trading day preceding the date of the merger. Each Campbell RSU shall continue to have the same terms and conditions (including vesting and payment schedule) as applied to the corresponding Company RSU immediately prior to the Effective Time, with the merger considered to have constituted a “change in control” with respect to each such Company RSU.
Company Performance-Based Restricted Stock Units.   Each outstanding performance-based restricted stock unit of the Company (“Company PSU”) will: (1) if held by a non-employee director or former service provider of the Company, be automatically cancelled and converted into the right to receive an amount (subject to applicable withholding, if any) in cash equal to: (a) the Merger Consideration; multiplied by (b) the total number of shares of Company Stock subject to such Company PSU, with the performance conditions deemed achieved at the target level (i.e., 100%), or if applicable under the terms of the award, the actual level of performance calculated as of the Effective Time (if greater); and (2) if held by any other person, be automatically cancelled and converted into a Campbell RSU with respect to a number of shares of Campbell common stock equal to: (a) the number of shares of Company Stock subject to such Company PSU, with the performance conditions deemed achieved at the target level (i.e., 100%), or if applicable under the terms of the award, the actual level of performance calculated as of the Effective Time (if greater); multiplied by (b) a quotient obtained by dividing (i) the Merger Consideration, by (ii) the volume-weighted average closing price per share of Campbell common stock on the New York Stock Exchange for the five consecutive trading day period ending on the last trading day preceding the date of the merger. Each Campbell RSU shall continue to have the same terms and conditions (including time-based vesting and payment schedule, but excluding any performance-based vesting conditions) as applied to the corresponding Company PSU immediately prior to the Effective Time, with the merger considered to have constituted a “change in control” with respect to each such Company PSU.

For more information, see the section of this proxy statement entitled “The Merger Agreement — Treatment of Company Equity Awards.”
Reasons for the Merger and Recommendation of the Company Board
In determining whether the merger agreement and the transactions contemplated thereby were in best interests of the Company and its stockholders and in determining to recommend that the Company’s stockholders adopt the merger agreement, the Company Board considered, among other things, the following (which are not necessarily in the order of relative importance): the history of negotiations with Campbell; the base Merger Consideration and premium; the Additional Consideration (as defined in the merger agreement); the form of the Merger Consideration; strategic alternatives to the merger; the advice of financial advisors and their related fairness opinions; the retention of independent legal counsel; the recommendation of the committee; the timing and risks associated with Campbell’s Proposal; the Company’s current financial condition; the Company’s future prospects; the risks associated with continued independence; the terms of the merger agreement; the Voting Agreements; the likelihood that the merger would be consummated; Campbell’s strategic fit with the Company; the potential consequences of soliciting other potential acquirors of the Company; indicators of the Company’s value; and the right of stockholders to seek appraisal rights. For more information, see the section of this proxy statement entitled “Proposal No. 1: Adoption of the Merger Agreement — Reasons for the Merger.”
The Company Board, by the unanimous vote of all directors, recommends that you vote “FOR” the proposal to adopt the merger agreement and “FOR” the Adjournment Proposal.
Opinion of Goldman Sachs & Co. LLC
Goldman Sachs & Co. LLC (“Goldman Sachs”) delivered its opinion to the Company Board that, as of August 7, 2023 and based upon and subject to the factors and assumptions set forth therein, the $23.00 in cash per share of Company Stock to be paid to the holders (other than Campbell and its affiliates) of shares of Company Stock pursuant to the merger agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated August 7, 2023, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Company Board in connection with its consideration of the merger. Goldman Sachs’ opinion is not a recommendation as to how any holder of shares of Company Stock should vote with respect to the merger or any other matter. Pursuant to an engagement letter between the Company and Goldman Sachs, the Company has agreed to pay Goldman Sachs a transaction fee of approximately $27.4 million, all of which is payable upon consummation of the merger.
For more information, see the section of this proxy statement entitled “Proposal No. 1: Adoption of the Merger Agreement — Opinion of Goldman Sachs & Co. LLC” and Annex B.
Opinion of Centerview Partners LLC
The Company retained Centerview Partners LLC, which is referred to in this proxy statement as “Centerview,” as financial advisor to the committee in connection with the merger. In connection with this engagement, the committee requested that Centerview evaluate the fairness, from a financial point of view, to the holders of Company Stock (other than (i) Company Stock held by the Company as treasury stock (other than shares in an Employee Plan (as defined in the merger agreement) of the Company) immediately prior to the Effective Time, (ii) Company Stock owned by Campbell or Merger Sub immediately prior to the Effective Time, (iii) Company Stock held by any Subsidiary (as defined in the merger agreement) of either the Company or Campbell (other than Merger Sub) or (iv) Company Stock outstanding immediately prior to the Effective Time that is held by a holder who has not voted in favor of the merger or consented thereto in writing with respect to such Company Stock and who has (or for which the “beneficial owner” (as defined in Section 262(a) of the DGCL) has) demanded appraisal for such Company Stock in accordance with the DGCL, unless such holder (or beneficial owner) fails to perfect, withdraws or otherwise loses the right to appraisal under Section 262 of the DGCL (the Company Stock referred to in clauses (i) through (iv), together with any Company Stock held by any affiliate of the Company or Campbell, are collectively referred to as “Excluded

Shares” (throughout this section and the summary of Centerview’s opinion below in the section entitled “Opinion of Centerview Partners LLC”))) of the Merger Consideration to be paid to such holders pursuant to the merger agreement. On August 6, 2023, Centerview rendered to the committee of the Company Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated August 6, 2023 that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger Consideration to be paid to the holders of Company Stock (other than Excluded Shares) pursuant to the merger agreement was fair, from a financial point of view, to such holders. Centerview expressed no view or opinion as to any Additional Consideration.
The full text of Centerview’s written opinion, dated August 6, 2023, which describes the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the committee (in its members’ capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the merger and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of Company Stock (other than Excluded Shares) of the Merger Consideration to be paid to such holders pursuant to the merger agreement. Centerview’s opinion did not address any other term or aspect of the merger agreement or the merger and does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the adoption of the merger agreement or otherwise act with respect to the merger or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion. Pursuant to an engagement letter between the Company and Centerview, the Company has agreed to pay Centerview a transaction fee of approximately $7 million, $2 million of which was payable upon the rendering of Centerview’s opinion and the remainder of which is payable contingent upon the consummation of the merger.
For more information, see the section of this proxy statement entitled “Proposal No. 1: Adoption of the Merger Agreement — Opinion of Centerview Partners LLC” and Annex C.
Interests of Directors and Executive Officers in the Merger
In considering the recommendation, by the unanimous vote of all directors, of the Company Board that you vote in favor of the approval of the merger agreement, you should be aware that certain of our directors and executive officers may have interests in the merger that are different from, or are in addition to, the interests of the Company and its stockholders generally. Our Board was aware of these potential conflicts of interest during its deliberations on the merits of the merger and in making its decision to adopt the merger agreement and the transactions contemplated by the merger agreement. These interests include, but are not limited to, accelerated vesting of certain outstanding equity-based awards granted prior to execution of the merger agreement, the right to receive severance and other separation benefits in the event of certain terminations of employment on or following the consummation of the merger, and continuation of indemnification rights and coverage under our directors’ and officers’ liability insurance policies and the terms of the merger. Our stockholders should be aware of these interests when considering the Company Board’s recommendation, by the unanimous vote of all directors, to adopt the merger agreement.
For more information, see the section of this proxy statement entitled “Proposal No. 1: Adoption of the Merger Agreement — Interests of Directors and Executive Officers in the Merger.”
Benefits Matters
Under the merger agreement, from the Effective Time and for one year following thereafter, Campbell is required to provide employees of the Company who are employed at the Effective Time and remain employed by the Company, Campbell, or their respective subsidiaries with (i) base salary or wages and a target annual cash bonus opportunity that is no less favorable than what was provided to such each such employee immediately prior to the Effective Time, (ii) employee benefits (subject to certain exclusions) that are no less favorable in the aggregate than what was provided to such employees immediately prior to the Effective Time, and (iii) severance benefits consistent with the severance benefits provided by the Company immediately prior to Effective Time. Campbell will honor and perform certain severance-based plans and benefits for one year following the Effective Time (which includes the Company’s severance plans and certain executive health and welfare and benefits programs).
Additionally, Campbell shall pay to each such continuing employee who is a participant in a Company annual cash incentive plan, including for the avoidance of doubt, the Sovos Brands, Inc. Annual Incentive Plan, his or her annual cash bonus for the year in which the Effective Time occurs, paid in accordance with the merger agreement (and as described in the section entitled “Proposal No. 1: Adoption of the Merger Agreement — Treatment of Company Equity, Cash and Annual Bonus Awards”).
Further, Campbell shall cause each employee benefit plan in which such employees are entitled to participate following the Effective Time (“Campbell Plans”) to take into account, for purposes of determining eligibility to participate and vesting (subject to certain exclusions), service by such employees as if such service was with Campbell, provided that such service crediting will only be provided to the extent such service was credited under a comparable plan of the Company. Additionally, with respect to certain Campbell Plans, Campbell shall use commercially reasonable efforts to (x) waive, or cause to be waived, any eligibility requirements, pre-existing condition limitations, and waiting periods for such continuing employees to the same extent such eligibility requirements, pre-existing condition limitations, and waiting periods were satisfied or waived under a comparable plan of the Company prior to the Effective Time and (y) in determining any deductible, co-insurance or maximum out-of-pocket limitations, Campbell shall use commercially reasonable efforts to give effect to amounts previously paid by such employees under similar plans maintained by the Company in the calendar year of the Closing.
For more information, see the section of this proxy statement entitled “The Merger Agreement — Employee Matters.”
Restrictions on Solicitation of Acquisition Proposals; Changes in Board Recommendation
Except as set forth below, between the date of the merger agreement and the Effective Time, the Company and the Company’s subsidiaries have agreed to not, and the Company and the Company’s subsidiaries have agreed to not, authorize, allow or permit the Company’s and the Company’s subsidiaries’ respective officers, directors, employees, investment bankers, attorneys, lenders, underwriters, accountants, consultants or other agents (other than non-officer employees) to, and to use reasonable best efforts to cause the Company’s non-officer employees to not, directly or indirectly:
•
solicit, initiate or knowingly facilitate or encourage the submission of any “Acquisition Proposal” (as defined in the merger agreement);

•
enter into, engage in or participate in any discussions or negotiations with, furnish any non-public information relating to the Company or any of its subsidiaries or afford access to the business, properties, assets, books, records, work papers and other documents related to the Company or any of its subsidiaries to, otherwise cooperate in any with, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking to make, or has made, an Acquisition Proposal;

•
fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its subsidiaries;

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enter into any agreement in principle, letter of intent, indication of interest, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal; or

•
make an “Adverse Recommendation Change” (as defined in the merger agreement).

Notwithstanding these limitations, the merger agreement provides that, at any time prior to obtaining the requisite stockholder adoption of the merger agreement, and so long as the Company Board determines in good faith (after consultation with its outside legal counsel) that the failure to do any of the following would be inconsistent with its fiduciary duties under Delaware law:

•
the Company, directly or indirectly through the Company’s Representatives, may (i) engage in discussions and negotiations with any third party or representative of a third party that has made after the date of the merger agreement a bona fide, written Acquisition Proposal that the Company Board determines in good faith, after consultation with its legal counsel and financial advisors, is, or would reasonably be expected to become, a “Superior Proposal” (as defined in the merger agreement), provided that such Acquisition Proposal did not result from a breach by the Company of its non-solicit restrictions in the merger agreement, and (ii) furnish information (including non-public information) relating to the Company or any of its subsidiaries to such third party pursuant to a confidentiality agreement with such third party with terms no less favorable in any material respect to the Company than those contained in the confidentiality agreement with Campbell (including standstill obligations, except that (A) no such standstill obligations can prohibit such third party from submitting to the Company a confidential Acquisition Proposal and (B) the Company is not prohibited from waiving standstill obligations if the Company Board determines in good faith (after consultation with outside legal counsel) that the failure to grant such waiver would be inconsistent with its fiduciary duties under Delaware law), so long as any such information not previously provided to Campbell is provided to Campbell prior to or substantially concurrently with providing it to such third party; and

•
the Company Board may make an Adverse Recommendation Change (i) following receipt by the Company of an Acquisition Proposal that the Company Board determines in good faith, after consultation with its legal counsel and financial advisors, constitutes a Superior Proposal that did not result from a breach of the Company’s non-solicit provisions of the merger agreement or (ii) in response to an “Intervening Event” (as defined in the merger agreement).

The Company is required to notify Campbell promptly (and in no event later than 48 hours) after receipt of any Acquisition Proposal (including any definitive indication by a third party to make an Acquisition Proposal or requests for information or requests for access to the Company’s and its subsidiaries’ business, properties, assets, books, records, work papers or other documents by a third party who has definitively indicated an intent to make an Acquisition proposal). The merger agreement requires that the Company identify the third party making, and the terms and conditions (other than immaterial terms and conditions) of, any such Acquisition Proposal, indication or request. The Company is also obligated to keep Campbell reasonably informed on a current basis of the status of and material details of any such Acquisition Proposal, indication or request, and is required to promptly (and in no event later than 48 hours after receipt) provide to Campbell copies of all correspondence and written materials provided by such third party that describes any terms or conditions (other than immaterial terms and conditions) of any Acquisition Proposal.
The Company Board is prohibited from making an Adverse Recommendation Change in response to an Acquisition Proposal, Superior Proposal or pursuant to an Intervening Event or terminating the merger agreement to accept a Superior Proposal, unless (i) the Company notifies Campbell in writing at least four business days prior to taking such action of the Company Board’s intention, specifying the reasons in reasonable detail, and complies with the notice requirements described in the section entitled “The Merger Agreement — Restrictions on Solicitation of Acquisition Proposals; Changes in Board Recommendation,” (ii) the Company negotiates with Campbell in good faith during the notice period any revisions to the terms of the merger agreement that Campbell proposes and (iii) after such four business day period, the Company Board determines in good faith, in consultation with its financial advisor and outside legal counsel, and taking into account any proposal by Campbell to amend the terms of the merger agreement proposed by Campbell in writing in an unconditional offer by which Campbell intends to be legally bound, that the failure to take any such action would be inconsistent with its fiduciary duties under Delaware law. Any amendment to the financial or other material terms of any such Superior Proposal, or any material change to the facts and circumstances relating to any such Intervening Event, will in either case, require a new written notification from the Company and a new notice period, except that such notice period will only be for three business days.
As of the merger agreement date, the Company was obligated to, and to cause the Company’s subsidiaries, and the Company’s and the Company’s subsidiaries’ “Representatives” (as defined in the merger agreement) to, cease and terminate any and all existing activities, discussions or negotiations, if any, with any third party conducted prior to the date of the merger agreement with respect to any Acquisition Proposal and request return or destruction of all information about the Company that the Company may have provided.

Conditions to Completion of the Merger
The respective obligations of the Company, Campbell and Merger Sub to effect the merger are subject to the satisfaction or waiver of certain customary conditions, including the approval of the merger agreement by our stockholders, expiration (or earlier termination) of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), the absence of any legal prohibitions, the accuracy of the representations and warranties of the parties (subject to various materiality qualifiers depending on the representations and warranties of such parties) in all material respects, and compliance by the parties with their respective obligations under the merger agreement in all material respects and as further detailed in the section of this proxy statement entitled “The Merger Agreement — Conditions to the Closing of the Merger.”
Governmental and Regulatory Approvals
Under the merger agreement, the merger cannot be completed until the applicable waiting period under the HSR Act has expired or been terminated and no judgment, injunction, order or decree of a governmental authority shall have been entered and continue to be in effect and no provision of any applicable law shall have been adopted, in each case, that prohibits, enjoins or makes illegal the consummation of the merger. The Company and Campbell filed their respective HSR Act notifications on August 21, 2023. Additional limitations and conditions to the required efforts to receive governmental and regulatory approvals are described in detail in the section entitled “The Merger Agreement — Regulatory Clearances and Approvals Required for the Merger.”
Termination of the Merger Agreement
The merger agreement may be terminated and the transactions contemplated by the merger agreement, including the merger, may be abandoned at any time prior to the Effective Time:
•
by mutual written agreement of the Company and Campbell;

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by either the Company or Campbell if:

•
the merger has not occurred on or before February 7, 2025 (the “End Date”), except that this termination right is not available to any party whose material breach of any provision of the merger agreement has been the proximate cause of, or has resulted in, the failure of the merger to be consummated by the End Date;

•
any court of competent jurisdiction or other governmental authority in the United States has issued an injunction, order or decree that is final and nonappealable and that (A) prohibits or makes illegal consummation of the merger or (B) permanently enjoins Campbell, Merger Sub or the Company from consummating the merger, except that this termination right is not available to any party whose material breach of any provision of the merger agreement has been the proximate cause of or has resulted in such an injunction, order or decree being issued; or

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at the meeting of the Company stockholders to adopt the merger agreement (including any adjournment or postponement thereof), the requisite stockholder approval is not obtained.

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by Campbell if:

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an Adverse Recommendation Change has occurred; or

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the Company has breached any representation or warranty or failed to perform any covenant or agreement on the part of the Company set forth in the merger agreement that would cause certain closing conditions not to be satisfied and such breach of failure is incapable of being cured or, if curable, is not cured by the Company prior to 30 calendar days after receipt by the Company of written notice from Campbell of such breach or failure so long as that, at the time of delivery of such notice or after, Campbell or Merger Sub are not in breach of their representations, warranties or obligations under the merger agreement so as to cause certain closing conditions not to be capable of being satisfied.

•
by the Company if:

•
prior to receipt of the requisite stockholder approval, in order to accept a Superior Proposal and concurrently with or immediately after termination the Company enters into a binding written definitive acquisition agreement providing for the consummation of a transaction for such Superior Proposal, so long as (A) the Company has complied in all material respects with the merger agreement with respect to such Superior Proposal and contemplated termination and (B) the Company has paid the Termination Fee immediately before or concurrently with and as a condition to such termination as described in the section of this proxy statement entitled “The Merger Agreement — Termination Fee Payable by the Company and Reverse Termination Fee Payable by Campbell;” or

•
if prior to the Effective Time, Campbell or Merger Sub has breached any representation or warranty or failed to perform any covenant or agreement on the part of Campbell or Merger Sub set forth in the merger agreement that would cause certain closing conditions not to be satisfied, and such breach or failure is incapable of being cured or, if curable, is not cured by Campbell or Merger Sub prior to 30 calendar days after receipt by Campbell or Merger Sub of written notice from the Company of such breach or failure so long as that, at the time of delivery of such notice or after, the Company is not in breach of its representations, warranties or obligations under the merger agreement so as to cause certain closing conditions not to be capable of being satisfied.

Termination Fee Payable by the Company and Reverse Termination Fee Payable by Campbell
The Company has agreed to pay Campbell a termination fee of  approximately $71.3 million in immediately available funds upon termination of the merger agreement if the merger agreement is terminated:
•
by Campbell because an Adverse Recommendation Change occurred;

•
by the Company prior to obtaining the requisite stockholder approval to adopt the merger agreement in order to accept a Superior Proposal; or

•
by (A) Campbell or the Company if the Effective Time has not occurred on or before the End Date or the requisite stockholder approval to adopt the merger agreement was not obtained, or (B) Campbell due to a breach of any representation or warranty or failure to perform any covenant or agreement in the merger agreement by the Company that would cause the certain closing conditions not to be satisfied and such breach of failure is not cured, provided that (i) prior to such termination and after the date of the merger agreement, an Acquisition Proposal is publicly announced or otherwise communicated to the Company Board or the Company’s stockholders and not publicly withdrawn and (ii) within 12 months following the date of termination, the Company or any of its subsidiaries consummates an Acquisition Proposal or enters into a definitive agreement with respect to an Acquisition Proposal, which is subsequently consummated (except for purposes of this clause (ii), each reference to “15%” in the definition of Acquisition Proposal is deemed to refer instead to “50%”).

Campbell has agreed to pay the Company a reverse termination fee of  $145 million (minus any costs or expenses reimbursed to the Company by Campbell in connection with obtaining (or seeking to obtain) the expiration or termination of the applicable waiting period under the HSR Act) in immediately available funds if (i) Campbell or the Company terminates the merger agreement because the Effective Time has not occurred on or before the End Date or (ii) there is a final and nonappealable injunction, order or decree that prohibits or makes illegal the merger (in either case, solely as a result of failure to obtain the expiration or termination of the applicable waiting period relating to the merger under the HSR Act or the issuance of an injunction or order or application of applicable law or other legal prohibition, relating to U.S. antitrust laws).
Financing of the Merger
Campbell’s and Merger Sub’s obligations under the merger agreement are not conditioned on the receipt or availability of any funds, or subject to any financing condition. Campbell intends to finance the transaction using its cash on hand and issuing new debt and has represented to us in the merger agreement that it has, or will have, sufficient funds to pay the aggregate Merger Consideration.

Material U.S. Federal Income Tax Consequences
Your receipt of the Merger Consideration will be a taxable transaction for U.S. federal income tax purposes if you are a U.S. Holder (as defined in the section entitled “Proposal No. 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences”). If you are a U.S. Holder, for U.S. federal income tax purposes, you will generally recognize capital gain or loss equal to the difference, if any, between the amount of cash received pursuant to the merger and your adjusted basis in the shares surrendered. If you are a Non-U.S. Holder (as defined in the section entitled “Proposal No. 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences”), you will generally not be subject to U.S. federal income tax with respect to the exchange of Company Stock for cash in the merger unless you have certain connections with the United States. See the section entitled “Proposal No. 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences” for a more detailed discussion of the U.S. federal income tax consequences of the merger. You should consult your tax advisor in order to fully understand the tax consequences of the merger to you and your particular circumstances.
Anticipated Closing of the Merger
We intend to complete the closing of the merger promptly after all of the conditions to consummation of the merger are satisfied or waived, including the approval of the merger agreement by our stockholders. We currently expect the merger to be completed in the fourth quarter of calendar 2023, although we cannot assure completion by any particular date, if at all. We will issue a press release and letters of transmittal for your use once the merger has been completed.
Appraisal Rights
If the merger is consummated, Company stockholders (and certain beneficial owners of Company Stock) who (1) do not vote in favor of the adoption of the merger agreement; (2) continuously hold (or beneficially own, as the case may be) their applicable shares of Company Stock from the date of making of the demand through the Effective Time; (3) properly demand appraisal of their shares; (4) meet certain statutory requirements described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares of Company Stock in connection with the merger under Section 262 of the DGCL if certain conditions set forth in Section 262(g) of the DGCL are satisfied. This means that these persons will be entitled to have their shares of Company Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Company Stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to persons seeking appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (y) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their shares.
Only a stockholder of record (or a beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person) may submit a demand for appraisal. To exercise appraisal rights, such person must (1) submit a written demand for appraisal to the Company before the vote is taken on the proposal to adopt the merger agreement; (2) not vote, online at the special meeting or by proxy, in favor of the proposal to adopt the merger agreement; (3) continue to hold of record (or own beneficially, as the case may be) the subject shares of Company Stock from the date of making the demand through the Effective Time; and (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings unless certain conditions are satisfied by the persons seeking appraisal, as described further below. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in further detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL. Pursuant to Subsection (d)(1) of Section 262 of the DGCL, this proxy statement is to include either a copy of Section 262 of the DGCL or information directing the stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost. You may find an electronic copy of Section 262 of the DGCL available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In the event of any inconsistency between the information contained in this summary, this proxy statement or any of the documents incorporated herein or therein by reference, and the actual text of Section 262 of the DGCL, the actual text of Section 262 of the DGCL controls. All references in Section 262 of the DGCL and in this summary to a “stockholder” are to the record holder of shares as to which appraisal rights are asserted, unless otherwise expressly noted herein. All references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of Company Stock held either in voting trust or by a nominee on behalf of such person, unless otherwise expressly noted.
For more information, see the section of this proxy statement entitled “Appraisal Rights.”
Market Price
Our Company Stock is traded on the NASDAQ Global Select Market under the symbol “SOVO.” On August 4, 2023, the last full trading day before media reports regarding a potential transaction, our Company Stock closed at $18.02 per share. On [           ], 2023, which was the most recent practicable date before the filing of this proxy statement, our Company Stock closed at $[ ] per share. We encourage you to obtain current market quotations for our Company Stock in connection with voting your shares.
Additional Information
You can find more information about the Company in the periodic reports and other information we file with the SEC. The information is available at the SEC’s public reference facilities and at the website maintained by the SEC at https://www.sec.gov. For a more detailed description of the additional information available, please see the section of this proxy statement entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”

SOVOS BRANDS, INC. PROXY STATEMENT FOR THE
SPECIAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THE MERGER
Q:
Why am I receiving these materials?

A:
On August 7, 2023, the Company entered into the merger agreement with Campbell and Merger Sub. You are receiving this proxy statement as a stockholder of the Company in connection with the solicitation of proxies by the Company Board in favor of the approval of the merger agreement and the other matters to be voted on at the special meeting described below under “— What am I voting on at the special meeting?” The merger cannot be completed unless the merger agreement is adopted by stockholders holding a majority of the outstanding shares of our Company Stock entitled to vote at the special meeting.

Q:
What am I voting on at the special meeting?

A:
At the special meeting, you are voting on the following two proposals: (i) a proposal to adopt the merger agreement; and (ii) the Adjournment Proposal.

Q:
How does the Company Board recommend that I vote?

A:
The Company Board, by the unanimous vote of all directors, recommends that you vote “FOR” the proposal to adopt the merger agreement and “FOR” the Adjournment Proposal.

Q:
How do the Company’s directors and executive officers intend to vote?

A:
Each member of the Company Board who owns Company Stock has entered into a Voting Agreement with Campbell and agreed, among other things, to vote the shares of Company Stock over which they have voting power to adopt the merger agreement and any actions related thereto. See the section of this proxy statement entitled “The Merger Agreement — Summary of Voting Agreements.”

The Company’s non-director executive officers have informed us that they intend to vote their shares in favor of the proposal to adopt the merger agreement and the other proposals to be considered at the special meeting, although they have no obligation to do so.
As of [           ], 2023, the record date for the special meeting, directors and executive officers of the Company were entitled to vote approximately [8,187,039] shares of Company Stock, or approximately [8.1]% of the shares of Company Stock issued and outstanding on that date and entitled to vote at the special meeting.
Q:
Have any stockholders already agreed to adopt the merger?

A:
Yes. On August 7, 2023, in connection with the merger agreement, (i) the Advent Funds and (ii) each member of the Company Board who holds Company Stock has entered into Voting Agreements with Campbell and agreed, among other things, to vote their Subject Shares to adopt the merger agreement and any actions related thereto. Under the terms of each Voting Agreement, the relevant Voting Party has also agreed (a) to vote such Voting Party’s Subject Shares against any alternative acquisition proposal and (b) not to transfer its Subject Shares (subject to certain exceptions). In addition, the Advent Funds’ Voting Agreement contains a “no-shop” restriction that, among other things, prohibits the Advent Funds and their representatives from soliciting alternative acquisition proposals (subject to certain exceptions). Each of the Voting Agreements terminates upon, among other things, the termination of the merger agreement.

As of August 7, 2023, the Subject Shares subject to the Voting Agreements covered approximately 34% of the shares of outstanding Company Stock. As of August 7, 2023, the Voting Parties collectively owned approximately 46% of the shares of Company Stock outstanding and entitled to vote at the special meeting. See the section of this proxy statement entitled “The Merger Agreement — Summary of Voting Agreements.”

Q:
What is the proposed merger and what effects will it have on the Company?

A:
If adopted by our stockholders, pursuant to the merger agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity following the merger as a wholly owned subsidiary of Campbell.

At the Effective Time, each share of Company Stock outstanding (other than shares of restricted stock issued pursuant to Company equity awards, shares owned by the Company as treasury stock (other than shares in an employee benefit plan) and shares owned by Campbell, Merger Sub, any other subsidiary of the Company or of Campbell or any stockholder who has properly demanded appraisal rights in accordance with Delaware law) will be converted into the right to receive (i) $23.00 in cash, without interest, (ii) plus an additional $0.00182 per day beginning on May 8, 2024, up to, but excluding, the date the merger becomes effective if the merger is not effective by May 7, 2024. As of the Effective Time of the merger, all such shares of Company Stock will no longer be outstanding and will automatically be canceled and retired and cease to exist, and will thereafter represent only the right to receive the Merger Consideration to be paid in accordance with the terms of the merger agreement.
Company equity awards outstanding immediately prior to the Effective Time will be converted into either the right to receive the Merger Consideration or time-based restricted stock units in Campbell, in each case in accordance with the formulas and other terms as set forth in the merger agreement and as more fully described in the section of this proxy statement entitled “Proposal No. 1: Adoption of the Merger Agreement — Treatment of Company Equity, Cash and Annual Bonus Awards.”
For additional information about the merger, please review the merger agreement attached to this proxy statement as Annex A and incorporated by reference into this proxy statement. We encourage you to read the merger agreement carefully and in its entirety, as it is the principal document governing the merger.
Q:
What will I receive in the merger?

A:
Upon completion of the merger, you will receive $23.00 in cash, without interest and less any required tax withholding, for each share of Company Stock you own. For example, if you own 1,000 shares of Company Stock, you will receive $23,000 in cash in exchange for your shares of Company Stock, less any required tax withholding. If the merger is not effective by May 7, 2024, you will receive an additional $0.00182 per share, per day, beginning on May 8, 2024, up to, but excluding, the date the merger becomes effective. You will not own or receive any shares in the Surviving Corporation (as defined below) in connection with the merger.

Q:
Is the merger a taxable transaction to stockholders for U.S. federal income tax purposes?

A:
The exchange of shares of Company Stock for cash pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes if you are a U.S. Holder (as defined in the section entitled “Proposal No. 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences”). If you are a U.S. Holder, for U.S. federal income tax purposes, you will generally recognize capital gain or loss equal to the difference, if any, between the amount of cash received pursuant to the merger and your adjusted tax basis in the shares surrendered. If you are a Non-U.S. Holder (as defined in the section entitled “Proposal No. 1: Adoption of the Merger Agreement— Material U.S. Federal Income Tax Consequences”), you will generally not be subject to U.S. federal income tax with respect to the exchange of Company Stock for cash in the merger unless you have certain connections with the United States. See the section entitled “Proposal No. 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences” for a more detailed discussion of the U.S. federal income tax consequences of the merger. You should consult your tax advisor in order to fully understand the tax consequences of the merger to you and your particular circumstances.

Q:
Where and when is the special meeting?

A:
The special meeting will be conducted by means of a live, virtual-only online webcast at [9:00] a.m. Mountain Time, on [           ], 2023.

Q:
Who can attend the special meeting?

A:
The special meeting will be a completely virtual meeting conducted via live webcast. We believe this is the most effective approach for enabling stockholder attendance and participation.

You may attend and participate in the special meeting by visiting the following website: www.virtualshareholdermeeting.com/SOVO2023SM. To attend and participate in the special meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. You may also join the special meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at [9:00] a.m. Mountain Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at [8:45] a.m. Mountain Time and you should allow ample time for the check-in procedures.
Q:
What if during the check-in time or during the special meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:
If you encounter technical difficulties accessing the special meeting or during the special meeting, a support line will be available on the login page of the special meeting website.

Q:
Will there be a question and answer session during the special meeting?

A:
In connection with the special meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to meeting matters, subject to time constraints and any rules of conduct adopted with respect to the special meeting. Only stockholders that have accessed the special meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the special meeting?” will be permitted to submit questions during the special meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things irrelevant to the business of the special meeting; related to material non-public information of the Company, including the status or results of our business since our last periodic report; related to any pending, threatened or ongoing litigation; related to personal grievances; derogatory references to individuals or that are otherwise in poor taste; substantially repetitious of questions already posed by another stockholder; in excess of the two question limit; in furtherance of the stockholder’s personal or business interests; or out of order or not otherwise suitable for the conduct of the special meeting as determined by the Chair or Secretary of the meeting in their reasonable judgment.

You may also submit questions in advance through www.proxyvote.com and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials until 9:59 p.m. Mountain Time on the day prior to the special meeting. Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the special meeting webpage for stockholders that have accessed the special meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the special meeting?”.
Q:
Who is entitled to vote and how do I vote?

A:
All stockholders of record at the close of business on [           ], 2023, the record date for the special meeting, will be entitled to notice of and to vote at the special meeting. As of the close of business on the record date, [101,329,105] shares of our Company Stock were outstanding. Each share is entitled to one vote on each proposal presented at the special meeting.

Carefully read this document and indicate on the proxy card how you want to vote. Sign, date and mail your proxy card in the enclosed return envelope as soon as possible. You may also submit a proxy to vote electronically on the internet or by telephone as instructed in the materials. To ensure that your vote is recorded promptly, please submit a proxy as soon as possible, even if you plan to attend the special meeting. Submitting your proxy now will not prevent you from later canceling or revoking your proxy, right up to the day of the special meeting, and will ensure that your shares are voted if you later find you cannot attend the special meeting. IF YOU DO NOT VOTE, THIS WILL HAVE THE SAME EFFECT AS VOTING “AGAINST” THE PROPOSAL TO ADOPT THE MERGER AGREEMENT.
Q:
What if I submit a proxy and later change my mind?

A:
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting:

•
by submitting a duly executed proxy bearing a later date;

•
by granting a subsequent proxy through the internet or telephone;

•
by giving written notice of revocation to the Company’s Secretary prior to or at the special meeting; or

•
by voting online at the special meeting.

Your most recent proxy card or internet or telephone proxy is the one that is counted. Your attendance at the special meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company’s Secretary before your proxy is voted or you vote online at the special meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote at the special meeting if you request and obtain a valid legal proxy from your broker or other agent.
Q:
What is the difference between a stockholder of record and a beneficial owner of shares held in “street name”?

A:
Stockholder of Record.   If, on the record date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, then you are a stockholder of record, and we sent the proxy materials directly to you. As a stockholder of record, you may vote online at the special meeting or vote by proxy.

Beneficial Owner of Shares Held in “Street Name.”   If, on the record date, your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, if your shares are held in “street name,” you are not the stockholder of record and you may not vote your shares at the meeting unless you request and obtain a valid legal proxy from your broker or other agent. Shares of Company Stock held in an individual retirement account must be voted under the rules governing the account.
Q:
Will my shares held in “street name” or another form of ownership be combined for voting purposes with shares I hold of record?

A:
No. Because any shares you may hold in “street name” will be deemed to be held by a different stockholder than any shares you hold of record, any shares so held will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity. Shares held in an IRA must be voted under the rules governing the account. If you receive more than one proxy card because you are a holder of record and your shares of our Company Stock are registered in more than one name, please submit each proxy and voting instruction card that you receive. If you receive a proxy card because you are a holder of record and a voting instruction form provided by your bank, broker, or other nominee because you also hold shares in “street name,” please submit each proxy and voting instruction card that you receive.

Q:
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy statement. This procedure is intended to reduce our printing costs and postage fees.

If you or another stockholder of record with whom you share an address wish to receive a separate proxy statement, we will delivery it promptly upon written or oral request to Broadridge Financial Solutions, Inc., toll-free in the United States at 1-866-540-7095 or by writing to Broadridge Financial Solutions, Inc., Attention: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you or another stockholder of record with whom you share an address are receiving multiple copies of the proxy statement, you can request to receive a single copy of these materials in the future by contacting Broadridge Financial Solutions, Inc. in the same manner as described above. For more information, see the section of this proxy statement entitled “Householding of Proxy Materials.”
Q:
What constitutes a quorum for the meeting?

A:
A quorum is required for stockholders to conduct business at the special meeting. The holders of a majority of the voting power of the capital stock of Sovos Brands issued and outstanding and entitled to vote, present online at the special meeting or represented by proxy, will constitute a quorum at the special meeting. On the record date, there were [101,329,105] shares of our Company Stock outstanding. Shares present, online at the special meeting or by proxy, including shares abstaining as to any proposal, will be considered present at the meeting and entitled to vote for purposes of establishing a quorum for the transaction of business at the meeting.

Since brokers do not have discretionary voting authority with respect to the proposals described in this proxy statement, if a beneficial owner of shares of our Company Stock held in “street name” does not give voting instructions to the broker, bank, nominee or other holder of record, then those shares will not be present online or represented by proxy at the special meeting, and therefore will not count toward determining whether or not a quorum is present at the meeting.
In the event that a quorum is not present at the special meeting, we expect that the meeting will be postponed or adjourned to solicit additional proxies, and the persons named as proxies may propose and vote for one or more postponements or adjournments of the special meeting to the extent permitted under the merger agreement.
Q:
How are votes counted?

A:
Each of the “FOR”, “AGAINST” and “ABSTAIN” categories will be tabulated separately. If you are a stockholder of record and vote your shares by submitting a proxy, your shares will be voted at the special meeting as you indicated on your proxy card. If no instructions are indicated on your signed proxy card, all of the shares represented by your properly signed proxy will be voted as recommended by the Company Board with respect to each proposal. This means that they will be voted “FOR” the proposal to adopt the merger agreement and “FOR” the Adjournment Proposal. However, if your shares are held in “street name,” and you fail to instruct your broker, bank or other agent on how to vote your shares, your shares will not be voted. It will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement, but will not have any effect on the Adjournment Proposal.

Q:
Who will count the vote?

A:
A representative of The Carideo Group, our inspector of election, will tabulate and certify the votes.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person to vote your shares of our Company Stock. The written document describing the matters to be considered and voted on at the special meeting is referred to as this proxy statement. The document used to designate a proxy to vote your shares of our Company Stock is referred to as a proxy card.
Q:
What does it mean to vote by proxy?

A:
It means that you give someone else the right to vote your shares in accordance with your instructions. In voting by proxy, you ensure that your vote will be counted even if you are unable to attend the special meeting.

Q:
My shares are held in “street name.” Will my broker vote my shares?

A:
Your broker will be unable to vote your shares without instructions from you. If your shares are held in “street name,” you should have received a voting instruction form with these proxy materials from your broker, bank or other agent rather than from the Company. Simply complete and return the voting instruction form to your broker, bank or other agent to ensure your vote is counted. Alternatively, if available from your bank, broker, or other nominee, you may submit voting instruction over the internet or telephone through your bank, broker, or other nominee by following the instructions on the voting instruction form provided by your bank, broker, or other nominee. To vote at the special meeting, you must obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or agent included with these proxy materials, or contact your broker, bank or agent to request a legal proxy form.

The failure to instruct your broker, bank or agent on how to vote your shares will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement.
Q:
How are “ABSTAIN” votes counted?

A:
If you are a stockholder of record and abstain from voting, that abstention will have the same effect as if you voted “AGAINST” the proposal to adopt the merger agreement and “AGAINST” the Adjournment Proposal. Abstentions will count for the purpose of determining whether a quorum is present.

If your shares are held in “street name,” and you fail to instruct your broker, bank or other agent on how to vote your shares, or instruct your broker, bank or other agent to abstain on the proposal to adopt the merger agreement, your shares will not be voted, which it will also have the same effect as voting “AGAINST” the proposal to adopt the merger agreement. If your shares are held in “street name,” and you fail to instruct your broker, bank or other agent on how to vote your shares, your shares will not be entitled to vote and will not count toward determining whether or not a quorum is present at the meeting, and therefore will be ignored for purposes of determining the outcome of any vote on the Adjournment Proposal. However, if your shares are held in “street name” and you instruct your broker, bank or other agent to abstain on the Adjournment Proposal, it will have the same effect as a vote “AGAINST” the Adjournment Proposal.
Q:
What vote is required to adopt the merger agreement and the Adjournment Proposal?

A:
The affirmative vote of the holders of a majority of the outstanding shares of our Company Stock as of the close of business on the record date is required to adopt the merger agreement. In addition, under the merger agreement, the receipt of such required vote is a condition to the consummation of the merger.

The affirmative vote of the holders of a majority of the shares of our Company Stock present at the special meeting, either online at the special meeting or by proxy, and entitled to vote thereon is required to approve the Adjournment Proposal.
Q:
What happens if I do not vote on the proposal to adopt the merger agreement?

A:
BECAUSE THE VOTE REQUIRED TO ADOPT THE MERGER AGREEMENT IS BASED ON THE TOTAL NUMBER OF OUTSTANDING SHARES OF COMPANY STOCK AS OF THE RECORD DATE, AND NOT JUST THE SHARES THAT ARE ENTITLED TO VOTE OR ACTUALLY VOTED AT THE SPECIAL MEETING, IF YOU DO NOT VOTE (INCLUDING IF

YOU HOLD YOUR SHARES THROUGH A BROKER, BANK OR OTHER AGENT AND DO NOT RETURN YOUR VOTING INSTRUCTIONS TO THE BROKER, BANK OR OTHER AGENT), IT WILL HAVE THE SAME EFFECT AS VOTING “AGAINST” THE PROPOSAL TO ADOPT THE MERGER AGREEMENT. If the merger is completed and you have not properly demanded appraisal rights in accordance with Delaware law, whether or not you vote for the proposal to adopt the merger agreement, you will receive the Merger Consideration for your shares of Company Stock held immediately prior to the consummation of the merger upon completion of the merger unless you duly demand and exercise appraisal rights for such shares.
Q:
What happens if the merger is not completed?

A:
If the merger is not completed for any reason, you will not receive any payment for your shares of Company Stock. We will remain an independent public company and the Company Stock will continue to be listed and traded on the NASDAQ Global Select Market, so long as we continue to meet the applicable listing requirements.

Under certain circumstances, upon termination of the merger agreement, we may be obligated to pay to Campbell a termination fee of approximately $71.3 million pursuant to the terms and conditions of the merger agreement. Under certain circumstances, Campbell may be required to pay us a reverse termination fee of $145 million pursuant to the terms and conditions of the merger agreement. More information can be found in the section of this proxy statement entitled “The Merger Agreement — Termination Fee Payable by the Company and Reverse Termination Fee Payable by Campbell.”
Q:
Will stockholders have appraisal rights?

A:
Yes. If the merger is consummated, stockholders (and certain beneficial owners of shares of our Company Stock) who (1) do not vote in favor of the adoption of the merger agreement; (2) continuously hold (or beneficially own, as the case may be) their shares of Company Stock from the date of making the demand through the Effective Time; (3) properly perfect appraisal of their shares; (4) meet certain other conditions and statutory requirements as described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the merger under Section 262 of the DGCL if certain conditions set forth in Section 262(g) of the DGCL are satisfied. This means that these persons will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (y) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for exercising appraisal rights are described in additional detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL regarding appraisal rights, available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

For more information, see the section of this proxy statement entitled “Appraisal Rights.”

Q:
Why am I not being asked to consider and vote on a non-binding, advisory proposal to approve the Merger Related Compensation?”

A:
The Company is an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act (the “JOBS Act”). As an emerging growth company, the Company is eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, exemptions from the requirements of holding a nonbinding advisory vote on executive compensation, the requirement to obtain stockholder approval of any golden parachute payments not previously approved and inclusion of certain disclosure related to golden parachute payments to directors and executive officers of the Company.

Q:
Do any of the Company’s directors or executive officers have interests in the merger that may differ from or be in addition to my interests as a stockholder?

A:
Our directors and executive officers have interests in the merger that are different from, or in addition to, those of our stockholders generally, as set forth below. The Company Board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the transactions contemplated by the merger agreement, and in recommending that the merger agreement be adopted by our stockholders. These interests include, but are not limited to, (i) accelerated vesting of certain outstanding equity-based awards granted prior to execution of the merger agreement, (ii) the right to receive severance and other separation benefits in the event of certain terminations of employment on or following the consummation of the merger, and (iii) continuation of indemnification rights and coverage under our directors’ and officers’ liability insurance policies and the terms of the merger.

For more information, see the section of this proxy statement entitled “Proposal No. 1: Adoption of the Merger Agreement — Interests of Directors and Executive Officers in the Merger.”
Q:
When do you expect the merger to be completed?

A:
We intend to complete the closing of the merger promptly after all of the conditions to completion of the merger are satisfied or waived, including the approval of the merger agreement by our stockholders. We currently expect the merger to be completed in fourth quarter of calendar 2023, although we cannot assure completion by any particular date, if at all. We will issue a press release and letters of transmittal for your use once the merger has been completed. For more information, see the section of this proxy statement entitled “The Merger Agreement — Conditions to Completion of the Merger.”

Q:
When can I expect to receive the Merger Consideration for my shares?

A:
Prior to the Effective Time, Campbell will appoint an exchange agent reasonably acceptable to the Company for the purpose of exchanging the Merger Consideration for the uncertificated shares of the Company Stock (other than shares of Company restricted stock (which will receive Merger Consideration in accordance with the procedures described in the section of this proxy statement entitled “The Merger Agreement — Treatment of Company Equity Awards”)). Promptly after the Effective Time, Campbell will cause the exchange agent to send to each holder of shares of Company Stock (other than shares of Company restricted stock) at the Effective Time a letter of transmittal and instructions for use in such exchange.

Each holder of shares of Company Stock (other than shares of Company restricted stock) that have been converted into the right to receive the Merger Consideration will be entitled to receive, upon receipt of an “agent’s message” by the exchange agent (or such other evidence, if any, of transfer as the exchange agent may reasonably request) in the case of a book-entry transfer of uncertificated shares, the Merger Consideration payable for Company Stock represented by an uncertificated share. Upon such surrender or such transfer, the exchange agent will deliver to each holder of shares of Company Stock an amount of cash equal the Merger Consideration payable for each share of Company Stock held by such holder by check or wire transfer (as specified in such holder’s letter of transmittal).

For more information, see the section of this proxy statement entitled “The Merger Agreement — Procedures for Surrendering Shares for Payment.”
Q:
What happens if I sell my shares of Company Stock before the special meeting?

A:
The record date for stockholders entitled to vote at the special meeting is earlier than the expected date of the merger. If you transfer your shares of our Company Stock after the record date but before the special meeting, you will, unless special arrangements are made, retain your right to vote at the special meeting but will transfer the right to receive the Merger Consideration to the person to whom you transfer your shares. In addition, if you make a written demand for appraisal for any of your shares, you will lose your appraisal rights for any such shares that you subsequently transfer.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
We will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expenses in forwarding solicitation material to beneficial owners. Solicitation will be made primarily through the use of the mail but our officers, directors and employees may, without additional compensation, solicit proxies personally by telephone, facsimile, mail or the internet or in person. We have retained MacKenzie Partners, Inc. to assist us in soliciting proxies using the means referred to above. We will pay the fees of MacKenzie Partners, Inc., which we expect to be approximately $15,000, plus reimbursement of certain out-of-pocket expenses.

Q:
Where can I find the voting results of the special meeting?

A:
We intend to announce preliminary voting results at the special meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the special meeting. All reports that we file with the SEC are publicly available when filed on the SEC’s website at https:www.sec.gov.

Q:
Whom should I contact with questions?

A:
If you have questions about the proposals or how to vote your shares, you may contact our proxy solicitor MacKenzie Partners, Inc. by telephone (toll free) at (800) 322-2885.

If you or another stockholder of record with whom you share an address wish to receive a separate proxy statement you may contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you or another stockholder of record with whom you share an address are receiving multiple copies of the proxy statement, you can request to receive a single copy of these materials in the future by contacting Broadridge Financial Solutions in the same manner as described above.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements can be identified by words, such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections.
Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Certain risks associated with our business are discussed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:
•
failure to obtain the required vote of the Company’s stockholders;

•
the timing to consummate the proposed transaction;

•
the risk that a condition to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur;

•
the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated;

•
the diversion of management time on transaction-related issues;

•
the risk that the transaction and its announcement could have an adverse effect on the Company’s ability to retain customers and retain and hire key personnel;

•
financing for the merger may not be obtained by Campbell on favorable terms, or at all;

•
closing of the merger may not occur or be delayed, either as a result of litigation related to the transaction or otherwise or result in significant costs of defense, indemnification and liability;

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the amount of the costs, fees, expenses and charges related to the merger, including the risk that the merger agreement may be terminated in certain circumstances that would require us to pay Campbell a termination fee of approximately $71.3 million, the payment of which could cause significant liquidity and long-term financial viability issues for the Company;

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adverse effects on the market price of our Company Stock and on our operating results because of a failure to complete the merger;

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the fact that, if the merger is completed, stockholders will no longer have an ownership interest in the Company and will forgo the opportunity to realize the potential long-term value of any successful execution of the Company’s current strategy as an independent company;

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the fact that under the terms of the merger agreement, the Company is unable to solicit other acquisition proposals during the pendency of the merger;

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negative effects on the market price of the Company Stock relating to any future announcements relating to the merger; and

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unanticipated difficulties or expenditures relating to the merger.

PARTIES TO THE MERGER
Sovos Brands, Inc.
168 Centennial Parkway, Suite 200
Louisville, CO 80027
(720) 316-1225
Sovos Brands, Inc., a Delaware corporation headquartered in Louisville, Colorado, is a growth-oriented consumer-packaged food company with a portfolio of brands aimed at bringing today’s consumers great tasting food that fits the way they live. Sovos Brands’ product offerings include a variety of pasta sauces, dry pasta, soups, frozen entrées, frozen pizza, yogurts and gelato, all of which are sold in the United States under the brand names Rao’s, Michael Angelo’s and noosa. Sovos Brands’ products are built with authenticity at their core, providing consumers with one-of-a-kind food experiences that are genuine, delicious and unforgettable. The Company Stock is listed on the NASDAQ Global Select Market under the symbol “SOVO.”
Our internet address is www.sovosbrands.com. Information included on our website is not incorporated by reference into this proxy statement.
Campbell Soup Company
One Campbell Place
Camden, New Jersey 08103-1799
(856) 342-4800
Campbell is a New Jersey corporation headquartered in Camden, New Jersey. Campbell organized as a business corporation under the laws of New Jersey on November 23, 1922; however, through predecessor organizations, Campbell traces its heritage in the food business back to 1869. Campbell’s common stock is listed on the New York Stock Exchange under the symbol “CPB.” Campbell is a manufacturer and marketer of high-quality, branded food and beverage products. Campbell manages its businesses in two segments:
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Meals & Beverages, which consists of Campbell’s soup, simple meals and beverages products in retail and foodservice in the U.S. and Canada. The segment includes the following products: Campbell’s condensed and ready-to-serve soups; Swanson broth and stocks; Pacific Foods broth, soups and non-dairy beverages; Prego pasta sauces; Pace Mexican sauces; Campbell’s gravies, pasta, beans and dinner sauces; Swanson canned poultry; V8 juices and beverages; and Campbell’s tomato juice. The segment also includes snacking products in foodservice and Canada; and

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Snacks, which consists of Pepperidge Farm cookies, crackers, fresh bakery and frozen products, including Goldfish crackers, Snyder’s of Hanover pretzels, Lance sandwich crackers, Cape Cod potato chips, Kettle Brand potato chips, Late July snacks, Snack Factory pretzel crisps, Pop Secret popcorn and other snacking products in retail in the U.S. The segment includes the retail business in Latin America.

Campbell’s internet address is www.campbellsoupcompany.com. Information included on Campbell’s website is not incorporated by reference into this proxy statement.
Premium Products Merger Sub, Inc.
One Campbell Place
Camden, New Jersey 08103-1799
(856) 342-4800
Merger Sub is a Delaware corporation and a wholly owned subsidiary of Campbell. Merger Sub was formed solely for the purpose of facilitating Campbell’s acquisition of the Company and has not engaged in any operations other than in connection with its formation and the negotiation and execution of the merger agreement.

THE SPECIAL MEETING
Time and Place of the Special Meeting
This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Company Board for use at a special meeting of stockholders, to be conducted by means of a live, virtual-only, online webcast on [           ], 2023, at [9:00] a.m. Mountain Time.
Purpose of the Special Meeting
The purpose of the special meeting is for our stockholders to consider and vote upon:
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a proposal to adopt the merger agreement, pursuant to which Campbell will acquire the Company by means of a merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity following the merger as a wholly owned subsidiary of Campbell (as described in the section of this proxy statement entitled “Proposal No. 1: Adoption of the Merger Agreement”); and

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a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement, or the Adjournment Proposal (as described in the section of this proxy statement entitled “Proposal No. 2: Adjournment Proposal”).

A copy of the merger agreement is attached to this proxy statement as Annex A. Our Board, by the unanimous vote of all directors, recommends that you vote “FOR” the proposal to adopt the merger agreement and “FOR” the Adjournment Proposal.
Attending the Special Meeting
The special meeting will begin at [9:00] a.m., Mountain Time. Online check-in will begin fifteen minutes prior to the special meeting. We encourage you to access the meeting prior to the start time and allow ample time for the check-in procedures.
As the special meeting is virtual, there will be no physical meeting location. To attend the special meeting, log in at www.virtualshareholdermeeting.com/SOVO2023SM. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). If your shares are held in “street name,” you must obtain a valid legal proxy from your broker, bank or other agent to vote at the special meeting. Follow the instructions from your broker, bank or agent included with these proxy materials, or contact your broker, bank or agent to request a legal proxy form. If you encounter technical difficulties accessing the special meeting or during the special meeting, a support line will be available on the login page of the special meeting website.
Once online access to the special meeting is open, stockholders may submit questions pertinent to meeting matters, if any, through the special meeting website. You will need the control number found on your proxy card or voting instruction form in order to submit questions. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints and any rules of conduct adopted with respect to the special meeting.
Record Date, Shares Entitled to Vote, Quorum
Only Sovos Brands stockholders as of the close of business on the record date are entitled to notice of, and to vote at, the special meeting. A list of stockholders entitled to vote at the special meeting will be open to the examination of any stockholder during ordinary business hours for a period of at least ten days prior to the special meeting for any purpose germane to the special meeting at the Company’s principal place of business. The list of these stockholders will also be available during the special meeting after entering the control number included on your proxy card or on the instructions that accompanied your proxy materials.
As of the record date, there were [101,329,105] shares of Company Stock issued and outstanding and entitled to vote at the special meeting.
The holders of a majority of the voting power of the capital stock of Sovos Brands issued and outstanding and entitled to vote, present online or represented by proxy at the special meeting, will constitute a quorum at the special meeting. Abstentions are counted as present for the purpose of determining whether a quorum is present, while shares held in “street name” will not be counted as present or towards the presence of a quorum unless instructions have been provided by the beneficial owner to the applicable broker, bank or other agent with respect to at least one proposal.
In the event that a quorum is not present at the special meeting, we expect that the meeting will be postponed or adjourned to solicit additional proxies, and the persons named as proxies with the authority to vote for the Adjournment Proposal may propose and vote for one or more postponements or adjournments of the special meeting.
Vote Required; Abstentions and Broker Non-Votes
Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the issued and outstanding shares of our Company Stock as of the record date and entitled to vote on the proposal. Adoption of the merger agreement by our stockholders is a condition to the closing of the merger.
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of our Company Stock present online or represented by proxy at the special meeting and entitled to vote on the proposal.
If a stockholder “ABSTAINS”, that abstention will have the same effect as if the stockholder voted “AGAINST” the proposal to adopt the merger agreement and “AGAINST” the Adjournment Proposal. If you attend the special meeting online and fail to vote online by ballot and have not previously authorized your proxy to vote your shares, that will be treated as an abstention. Abstentions will be counted as present for purposes of determining whether a quorum exists.
Shares held in “street name” for which no voting instructions are provided will not be counted for the purpose of determining whether a quorum is present and will count as a vote “AGAINST” the proposal to adopt the merger agreement, but will have no effect on the Adjournment Proposal.
BECAUSE THE VOTE REQUIRED TO ADOPT THE MERGER AGREEMENT IS BASED ON THE TOTAL NUMBER OF THE OUTSTANDING SHARES OF OUR COMPANY STOCK AS OF THE RECORD DATE, AND NOT JUST THE SHARES THAT ARE ENTITLED TO VOTE OR ARE ACTUALLY VOTED AT THE SPECIAL MEETING, IF YOU DO NOT VOTE (INCLUDING IF YOU HOLD YOUR SHARES THROUGH A BROKER, BANK OR OTHER AGENT), IT WILL HAVE THE SAME EFFECT AS VOTING “AGAINST” THE PROPOSAL TO ADOPT THE MERGER AGREEMENT.
Stock Ownership and Interests of Certain Persons
As of [           ], 2023, the record date for the special meeting, directors and executive officers of the Company were entitled to vote approximately [8,187,039] shares of Company Stock, or approximately [8.1]% of the shares of Company Stock issued and outstanding on that date and entitled to vote at the special meeting. The Company’s non-director executive officers have informed us that they intend to vote their shares in favor of the proposal to adopt the merger agreement and the other proposals to be considered at the special meeting, although they have no obligation to do so.
On August 7, 2023, in connection with the merger agreement, (i) the Advent Funds and (ii) each member of the Company Board who holds Company Stock (together, the “Voting Parties”) have entered into voting agreements with Campbell (each, a “Voting Agreement”) and agreed, among other things, to vote certain of the shares of Company Stock over which they have voting power (the “Subject Shares”) to adopt the merger agreement and the transactions contemplated thereby, including the merger. Under the terms of each Voting Agreement, the relevant Voting Party has also agreed (a) to vote such Voting Party’s Subject Shares against any alternative acquisition proposal and (b) not to transfer its Subject Shares (subject to certain exceptions). In addition, the Advent Funds’ Voting Agreement contains a “no-shop” restriction that, among other things, prohibits the Advent Funds and their representatives from soliciting alternative acquisition proposals (subject to certain exceptions). Each of the Voting Agreements terminates upon, among other things, the termination of the merger agreement. As of August 7, 2023, the Subject Shares subject to the Voting Agreements covered approximately 34% of the shares of outstanding Company Stock. As of August 7, 2023, the Voting Parties collectively owned approximately 46% of the shares of outstanding Company Stock.
Voting of Proxies
If your shares are registered in your name with the Company’s transfer agent, Equiniti Trust Company, you may vote your shares by returning a signed and dated proxy card (a prepaid reply envelope is provided for convenience), or you may vote at the special meeting using the control number located on the enclosed proxy card. Additionally, you may grant a proxy electronically over the internet or by telephone by following the instructions on your proxy card. Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 9:59 p.m. Mountain Time on the day prior to the special meeting. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the internet or by telephone.
If you attend the special meeting and wish to vote at the special meeting, you will need the control number located on the enclosed proxy card. Beneficial owners of shares held in “street name” must also provide a “legal proxy” from their bank or broker in order to vote at the special meeting. You are encouraged to vote by proxy even if you plan to attend the special meeting. If you attend the special meeting and vote at the special meeting, your vote will revoke any previously submitted proxy.
All shares represented by properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) will, if received before the special meeting, be voted at the special meeting in accordance with the instructions of the stockholder. Properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) that do not contain voting instructions will be voted as recommended by the Company Board with respect to each proposal. This means that they will be voted “FOR” adoption of the merger agreement and “FOR” the Adjournment Proposal.
If your shares are held in “street name” through a bank, broker, or other nominee, you may cause your shares to be voted through your bank, broker, or other nominee by completing and returning the voting instruction form provided by your bank, broker, or other nominee. You may also attend the special meeting and vote at the special meeting if you have a “legal proxy” from your bank, broker, or other nominee giving you the right to vote your shares at the special meeting. If available from your bank, broker, or other nominee, you may submit voting instructions over the internet or telephone through your bank, broker, or other nominee by following the instructions on the voting instruction form provided by your bank, broker, or other nominee. If you do not (1) return your bank’s, broker’s, or other nominee’s voting instruction form; (2) submit voting instructions over the internet or by telephone through your bank, broker, or other nominee; or (3) attend the special meeting and vote at the special meeting with a “legal proxy” from your bank, broker, or other nominee, it will have the same effect as if you voted “AGAINST” the proposal to adopt the merger agreement.
Revocability of Proxies
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:
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by submitting a duly executed proxy bearing a later date;

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by granting a subsequent proxy through the internet or telephone;

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by giving written notice of revocation to the Company’s Secretary prior to or at the special meeting; or

•
by voting online at the special meeting.

Your most recent proxy card or internet or telephone proxy is the one that is counted. Your attendance at the special meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company’s Secretary before your proxy is voted or you vote online at the special meeting.
If you hold your shares of Company Stock in “street name” through a bank, broker, or other nominee, you should contact your bank, broker, or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you obtain a “legal proxy” from your bank, broker, or other nominee giving you the right to vote your shares at the special meeting.

Any adjournment, postponement, or other delay of the special meeting, including for the purpose of soliciting additional proxies, will allow Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned, postponed or delayed.
The Company Board’s Recommendation
The Company Board, after considering various factors described in the section of this proxy statement captioned “Proposal No. 1: Adoption of the Merger Agreement — Reasons for the Merger” has unanimously: (1) determined that the merger agreement, and the other transactions contemplated by the merger agreement, including the merger are advisable, fair to and in the best interests of Sovos Brands and its stockholders; and (2) adopted and approved the merger agreement, the merger, and the other transactions contemplated by the merger agreement in all respects.
The Company Board unanimously recommends that you vote “FOR” the adoption of the merger agreement and “FOR” the Adjournment Proposal.
Solicitation of Proxies
We will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expenses in forwarding solicitation material to beneficial owners. Solicitation will be made primarily through the use of the mail but our officers, directors and employees may, without additional compensation, solicit proxies personally by telephone, facsimile, mail or the internet or in person. We have retained MacKenzie Partners, Inc. to assist us in soliciting proxies using the means referred to above. We will pay the fees of MacKenzie Partners, Inc., which we expect to be approximately $15,000, plus reimbursement of certain out-of-pocket expenses.
Adjournment of the Special Meeting
In addition to the proposal to adopt the merger agreement, our stockholders are also being asked to approve any proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional votes or proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to adopt the merger agreement. If a quorum is not present, the chairperson of the special meeting or the stockholders entitled to vote at the special meeting, present online or represented by proxy, may adjourn the special meeting, from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. In addition, the special meeting could be postponed before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, our stockholders who have already submitted their proxies will be able to revoke them at any time before they are voted at the special meeting.
Other Matters
At this time, we know of no other matters to be voted on at the special meeting. If any other matters properly come before the special meeting and you deliver a proxy to us, your shares of Company Stock will be voted in accordance with the discretion of the appointed proxy holders, with full power of substitution and re-substitution.
Important Notice Regarding the Availability of Proxy Materials
This proxy statement is available through the SEC’s website at www.sec.gov and on the “SEC Filings” section of Sovos Brands’ website located at https://ir.sovosbrands.com. The information included on Sovos Brands’ website is not incorporated herein by reference.
Householding of Special Meeting Materials
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same address and last name will receive only one copy of this proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces printing costs, postage fees, and the use of natural resources. If you or another stockholder of record with whom you share an address wish to receive a separate proxy statement, we will delivery it promptly upon written or oral request to Broadridge Financial Solutions, Inc., toll-free in the United States at 1-866-540-7095 or by writing to Broadridge Financial Solutions, Inc., Attention: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you or another stockholder of record with whom you share an address are receiving multiple copies of the proxy statement, you can request to receive a single copy of these materials in the future by contacting Broadridge Financial Solutions, Inc. in the same manner as described above. For more information, see the section of this proxy statement entitled “Householding of Proxy Materials.”
Questions and Additional Information
If you have any questions concerning the merger, the special meeting, or this proxy statement, would like additional copies of this proxy statement or need help submitting your proxy or voting your shares of Company Stock, please contact the Company’s proxy solicitor at:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

PROPOSAL NO. 1: ADOPTION OF THE MERGER AGREEMENT
We are asking our stockholders to consider and vote upon a proposal to adopt the merger agreement, pursuant to which Campbell will acquire the Company by means of a merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity following the merger as a wholly owned subsidiary of Campbell. Our Board is providing this proxy statement and the accompanying form of proxy to holders of our Company Stock in connection with the solicitation of proxies for use at the special meeting.
The full text of the merger agreement is attached as Annex A to this proxy statement. We urge you to read the merger agreement carefully and in its entirety. If our stockholders adopt the merger agreement and the merger is completed as contemplated by the merger agreement you will be entitled to receive (i) $23.00 in cash, without interest and less any required tax withholding, and (ii) if the merger is not effective by May 7, 2024, an additional $0.00182 per day beginning on May 8, 2024, up to, but excluding, the date the merger becomes effective, for each share of our Company Stock that you own, unless you have properly exercised your appraisal rights. Additionally:
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you will no longer have any interest in our future earnings or growth;

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we will no longer be a public company;

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the Company Stock will no longer be traded on the NASDAQ Global Select Market; and

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we may no longer be required to file periodic and other reports with the SEC.

Effect of the Merger on the Company Stock
At the Effective Time, each issued and outstanding share of the Company Stock (except for certain shares held by the Company as treasury stock or by Campbell or Merger Sub as further detailed in the merger agreement or by any stockholder who has properly demanded appraisal rights in accordance with Delaware law) will be canceled and automatically converted into the right to receive (a) $23.00 per share, and (b) if the merger is not effective by May 7, 2024, an additional $0.00182 per day beginning on May 8, 2024, up to, but excluding, the date the merger becomes effective. The price of $23.00 per share in cash and such potential additional amounts were determined through arm’s-length negotiations between us and Campbell. For more information, see the section of this proxy statement entitled “The Merger Agreement — Effect of the Merger on the Company Stock.”
Treatment of Company Equity Awards
Company Restricted Stock.   At the Effective Time of the merger, each outstanding share of Company Restricted Stock will be automatically converted into the right to receive an amount (subject to applicable withholding, if any) in cash equal to the Merger Consideration; provided, however, that, except as provided in the merger agreement, each share of Company Restricted Stock which vests solely based on the achievement of a performance condition and for which the applicable performance condition remains unsatisfied (after giving effect to the merger) shall, in accordance with its terms, be forfeited to the Sovos Brands Limited Partnership as of the closing for no consideration to the applicable holder thereof and thereafter shall be converted into the right to receive the Merger Consideration in accordance with, and subject to the terms of, the merger agreement.
Company Restricted Stock Units.   At the Effective Time of the merger, each outstanding Company RSU will: (1) if held by a non-employee director or former service provider of the Company, be automatically cancelled and converted into the right to receive an amount (subject to applicable withholding, if any) in cash equal to: (a) the Merger Consideration; multiplied by (b) the total number of shares of Company Stock subject to such Company RSU; and (2) if held by any other person, be automatically cancelled and converted into a Campbell RSU with respect to a number of shares of common stock of Campbell equal to: (a) the number of shares of Company Stock subject to such Company RSU; multiplied by (b) a quotient obtained by dividing (i) the Merger Consideration by (ii) the volume-weighted average closing price per share of Campbell common stock on the New York Stock Exchange for the five consecutive trading day period ending on the last trading day preceding the date of the merger. Each Campbell RSU shall continue to have the same terms and conditions (including vesting and payment schedule) as applied to the corresponding Company RSU immediately prior to the Effective Time, with the merger considered to have constituted a “change in control” with respect to each such Company RSU.
Company Performance-Based Restricted Stock Units.   Each outstanding Company PSU will: (1) if held by a non-employee director or former service provider of the Company, be automatically cancelled and converted into the right to receive an amount (subject to applicable withholding, if any) in cash equal to: (a) the Merger Consideration; multiplied by (b) the total number of shares of Company Stock subject to such Company PSU, with the performance conditions deemed achieved at the target level (i.e., 100%), or if applicable under the terms of the award, the actual level of performance calculated as of the Effective Time (if greater); and (2) if held by any other person, be automatically cancelled and converted into a Campbell RSU with respect to a number of shares of Campbell common stock equal to: (a) the number of shares of Company Stock subject to such Company PSU, with the performance conditions deemed achieved at the target level (i.e., 100%), or if applicable under the terms of the award, the actual level of performance calculated as of the Effective Time (if greater); multiplied by (b) a quotient obtained by dividing (i) the Merger Consideration by (ii) the volume-weighted average closing price per share of Campbell common stock on the New York Stock Exchange for the five consecutive trading day period ending on the last trading day preceding the date of the merger. Each Campbell RSU shall continue to have the same terms and conditions (including time-based vesting and payment schedule, but excluding any performance-based vesting conditions) as applied to the corresponding Company PSU immediately prior to the Effective Time, with the merger considered to have constituted a “change in control” with respect to each such Company PSU.
For more information, see the section of this proxy statement entitled “Proposal No. 1: Adoption of the Merger Agreement — Treatment of Company Equity, Cash and Annual Bonus Awards.”
Background of the Merger
The Company Board, together with members of our senior management team, regularly reviews and assesses the Company’s operations, performance, prospects and strategic direction. In connection therewith, and with the assistance of legal and financial advisors, the Company Board and our management have considered potential strategic alternatives for the Company, including potential business combinations or other transactions, to strengthen the Company’s business and maximize stockholder value. In addition, from time to time, and as noted below, the Company has received solicited and, from Campbell, unsolicited inquiries seeking to determine the Company’s interest in a strategic transaction.
In late 2020, prior to the Company’s initial public offering, at the direction of the Company Board, the Company approached Goldman Sachs & Co., LLC (“Goldman Sachs”) and Piper Sandler & Co. to seek buyers for a sale of the Company or its individual brands. In early 2021, the Company and its advisors reached out to 17 potential buyers seeking proposals to acquire the entire Company and, after receiving bids for the purchase of the Company’s Rao’s brand as described below, reached out to 12 potential buyers seeking proposals to purchase just the Company’s noosa brand. The Company ultimately received two preliminary, non-binding initial proposals for the purchase of the Company’s Rao’s brand (a $1.2 billion proposal from Campbell and a $1.55 billion to $1.65 billion proposal from another strategic party), and, subsequently, three preliminary, non-binding initial proposals for the purchase of the Company’s noosa brand (at enterprise valuations ranging from $300 million to $400 million). Discussions with each of these parties did not advance beyond initial stages, and the Company did not proceed with the sale of either brand at that time, because it did not view the combined sales of the brands as a value-maximizing alternative relative to proceeding with the Company’s initial public offering. The Company then successfully completed its initial public offering and listing of its shares on the NASDAQ in September 2021.
On January 11, 2023, Mark Clouse, Campbell’s President and CEO, contacted Todd Lachman, our President and CEO, to request a meeting. After consulting with William Johnson, the chair of the Company Board, Mr. Lachman accepted the request and Mr. Clouse then traveled to meet in-person with Mr. Lachman on January 30, 2023. Mr. Clouse discussed Campbell’s prior interest in purchasing the Rao’s brand and inquired whether the Company would be open to receiving an offer to acquire the Company. In response, Mr. Lachman acknowledged his duty to maximize stockholder value and said that he would share any offer with the Company Board, but was otherwise neutral on the question, and the meeting concluded. No price or any other specific terms of any proposed transaction were discussed during the meeting. Afterwards, Mr. Lachman updated Mr. Johnson about the discussion.

On March 9, 2023, Mr. Clouse contacted Mr. Lachman by telephone to ask whether the Company would be receptive to receiving a written acquisition proposal from Campbell. Mr. Lachman responded by reiterating that he would share any proposal with the Company Board, and also highlighted to Mr. Clouse the strong performance of the Company and its brands.
On March 15, 2023, after the respective earnings announcements of Campbell and the Company earlier in the month, Campbell submitted an unsolicited, non-binding written indication of interest to Mr. Lachman, proposing to purchase all the outstanding shares of Company Stock for cash at a price of $16.75 per share. The proposal stated that it represented a premium of 24.9% to the Company’s 30-day average price per share of $13.41 as of the close of the markets on March 14, 2023. Other aspects of the proposal included the absence of any financing contingency and a request for a 45-day due diligence period with exclusivity. In addition, the proposal included a requirement that Campbell be permitted to conduct due diligence on La Regina di San Marzano di Antonio Romano S.p.A. (together with its subsidiaries and affiliates, “La Regina;” the third-party supplier of a large majority of the Company’s tomato-based Rao’s Homemade pasta sauces), including visits to La Regina’s manufacturing facilities in Alma, Georgia and Italy.
On March 16, 2023, the Company Board, together with certain members of our senior management, convened a meeting to consider the proposal from Campbell. Mr. Johnson summarized the proposal, noting the price, the absence of a financing contingency, the scope of due diligence and expected regulatory review. James Potter, the Company’s Interim General Counsel, reviewed the Company Board’s fiduciary duties with respect to a potential transaction and other matters, and discussed with the Company Board the possibility of establishing a special committee (the “committee”) of the Company Board and the potential role of such a committee in considering strategic transactions. Following Mr. Potter’s remarks, the Company Board resolved to establish a committee consisting of a majority of independent and disinterested directors of the Company Board for the purpose of reviewing and evaluating potential strategic transactions and alternatives thereto for the Company, including the proposal from Campbell, in case any conflict or potential conflict were to arise in connection with a transaction. During the course of the process chronicled in this “Background of the Merger” section, no conflict arose that, in the view of counsel to the Company and the committee, necessitated the utilization of a special committee of the board of directors under Delaware law. The Company Board delegated to the committee all the power and authority of the Company Board, to the fullest extent permitted by law, to, among other things, take actions with respect to a possible strategic transaction between the Company and Campbell, or another third-party, and any review, discussion, consideration, deliberation, examination, investigation, analysis, assessment, evaluation, exploration, response, negotiation, termination, rejection, approval and/or authorization on behalf of the Company of the terms and conditions of any proposed transaction, or any other strategic alternatives available to the Company. The Company Board retained the power and authority to approve the execution and delivery of any binding, definitive agreement evidencing the terms of any strategic transaction, while resolving that the Company Board would not approve any such strategic alternative without the prior favorable recommendation of the committee. The Company Board appointed Tamer Abuaita, Jefferson Case, Mr. Johnson, Vijayanthimala (Mala) Singh and Valarie Sheppard to serve on the committee, and appointed Ms. Sheppard, the chair of the Audit Committee of the Company Board, to serve as chair of the committee.
On March 17, 2023, the committee, together with representatives of Richards, Layton and Finger, P.A. (“RLF”) and Mr. Potter, discussed Campbell’s proposal as well as other strategic transactions or alternatives, and also considered the engagement of outside advisors. Representatives of RLF reviewed the fiduciary duties owed by the members of the committee under Delaware law in connection with their consideration of Campbell’s proposal and any other strategic alternatives. The committee discussed the Company’s engagement of a financial advisor to assist in considering the proposal and, after review and discussion of its qualifications and any potential conflicts of interest, authorized the Company to engage Goldman Sachs to act as the Company’s financial advisor in connection with the proposed transaction. The committee and representatives of RLF then discussed the prospective engagement of a separate financial advisor by the committee, and discussed several advisors qualified to serve in such a role, including Centerview Partners, LLC (“Centerview”), and the committee ultimately determined to contact Centerview about a potential engagement. After the representatives of RLF had left the meeting, the committee determined to engage RLF as counsel to the committee.
On March 19, 2023, the committee held a meeting with representatives of RLF to continue discussions regarding Campbell’s proposal and the engagement of outside advisors. The committee again discussed the benefits of the committee hiring a separate financial advisor and reiterated the desirability of engaging Centerview. The committee then directed Ms. Sheppard and RLF to contact Centerview regarding a potential engagement. Turning to Campbell’s proposal, noting the preliminary nature of any discussions and that Goldman Sachs was reviewing such proposal, the committee refrained from providing any response at that time. Representatives of RLF then reviewed with the committee certain process matters relating to the Company’s and the committee’s considerations of Campbell’s proposal and any other strategic alternatives.
On March 20, 2023, the committee and certain members of our senior management held a meeting with representatives of Goldman Sachs, Centerview and RLF. At the meeting, a representative of Goldman Sachs provided an overview of Campbell’s proposal. Representatives of Goldman Sachs reviewed, among other things, the performance of the Company’s stock since its initial public offering (as well as the performance of certain potential comparable companies in the market in which the Company competes), the strength of the Company’s brands and business as compared to its peers, and precedent acquisition transactions (including precedent multiples and price premiums) in the market. Representatives of Goldman Sachs also reviewed the Company’s outreach to potential acquirors in early 2021. Representatives of Goldman Sachs and members of Company management also reviewed and discussed the Company’s future outlook and the projections being prepared by Company management. Following discussion with Goldman Sachs, the committee determined that Campbell’s proposal did not reflect the long-term value of the Company as a standalone operation. As a result, the committee determined that the Company should decline to further engage with Campbell with respect to the March 15 proposal given the low valuation it presented, without foreclosing a potential transaction at a later time or at a different valuation. Based on the discussions with Goldman Sachs and other considerations, the committee determined to respond to Campbell’s proposal with a letter from Mr. Lachman to Mr. Clouse declining to further engage at this time at the valuation reflected in Campbell’s proposal.
On March 21, 2023, Mr. Lachman wrote to Mr. Clouse advising him that the Company had determined that Campbell’s March 15 proposal was not adequate to warrant any further engagement. He communicated that the Company remained confident in its plan to maximize stockholder value by investing in the momentum of the current business.
On April 12, 2023, the committee, together with certain members of our senior management and representatives of Goldman Sachs, Centerview and RLF, held a meeting to, among other things, receive an update from representatives of Goldman Sachs and members of Company management. During the meeting, members of Company management updated the committee on the response sent by Mr. Lachman to Campbell and provided an overview of the Company’s 2023 first quarter results and preliminary long-range forecasts. In addition, representatives of Goldman Sachs provided an update on certain process matters, market developments and its preliminary financial analyses of the Company based on the management forecasts, and reviewed certain developments regarding the Company’s financial performance and stock price. Based on the foregoing and other factors, such as the Company’s recent strong performance and the valuation reflected in Campbell’s March 15 proposal, after discussions with Goldman Sachs and Centerview, the committee determined that the Company should refrain from conducting a market outreach to potential acquirors regarding a potential strategic transaction involving the Company at that time in the absence of further developments. Representatives of Centerview also discussed various matters relating to the Company, its business, its recent performance and stock price, as well as recent market developments. In addition, representatives of RLF discussed certain process matters and reviewed the fiduciary duties owed by the members of the committee under Delaware law.
On May 31, 2023, Campbell submitted a revised unsolicited, non-binding written indication of interest to acquire all the outstanding shares of Company Stock for cash at an increased price of $21.50 per share. The proposal stated that it represented a premium of 19.1% to the Company’s 30-day average price per share of $18.04 as of May 30, 2023, and a premium of 60.3% to the Company’s 30-day average price per share of $13.41 prior to Campbell’s prior proposal on March 15, 2023. The other material terms remained unchanged from the material terms of the March 15 proposal.
On May 31 and June 1, 2023, the Company Board, together with certain members of our senior management, convened its previously scheduled regular meeting of the Company Board. The participants agreed that a meeting of the committee should be called to consider the May 31 proposal. Ms. Sheppard, as chair of the committee, also requested that Isobel Jones, the Company’s Chief Legal Officer and General Counsel, provide a recommendation for outside counsel to the Company in connection with the proposed transaction. Based on earlier interviews by Ms. Jones and Mr. Potter of multiple law firms, Ms. Jones recommended Hogan Lovells US LLP (“Hogan Lovells”) for a number of reasons, including its expertise in handling acquisitions of publicly traded companies.
On June 6, 2023, the committee, together with certain members of our senior management and representatives of Goldman Sachs, Centerview, Hogan Lovells and RLF, met to discuss the May 31 proposal from Campbell, among other things. The meeting began with only the committee, members of senior management and representatives of RLF present, during which time the committee approved the engagement of Hogan Lovells as outside counsel to the Company in connection with the proposed transaction. Representatives of Hogan Lovells, Goldman Sachs and Centerview then joined the meeting. Representatives of Goldman Sachs and Centerview discussed the importance of considering the Company’s prospects as a standalone company and the potential for value creation over time, highlighting the Company’s financial performance and the recent uptick in its stock price, and the Company’s future outlook on a standalone basis in light of these developments. Representatives of Goldman Sachs also reviewed certain preliminary financial analyses of the Company under various methodologies, the valuation contemplated by the May 31 proposal as compared to the preliminary financial analyses conducted by Goldman Sachs and the prospective value to Campbell, and finally how such valuations could impact the amount that Campbell could be willing or able to pay for the Company. Representatives of Goldman Sachs and members of Company management also discussed certain risks facing the Company. Representatives of Centerview also provided Centerview’s own preliminary financial analysis of the May 31 proposal and potential responses thereto. Representatives of Goldman Sachs and Centerview each noted their belief that Campbell was the Company’s most logical strategic acquiror at that time, then discussed with the committee other potential acquirors for the business, the merits and considerations for each, and the potential benefits and drawbacks of an outreach to other potential acquirors. Based on discussions with Goldman Sachs and Centerview and other considerations, such as the risk of a leak, the committee determined that the Company should not engage in an outreach to other potential acquirors at that time. The participants also discussed the importance of avoiding a leak and certain other considerations, including Campbell’s request to visit La Regina’s manufacturing sites in Italy and Georgia and the prospect of delaying any such visit until the announcement of any potential transaction with Campbell. Finally, representatives of Goldman Sachs and Centerview reviewed and discussed with the committee potential responses to Campbell’s May 31 proposal. The participants discussed signaling a willingness to further engage if Campbell increased its proposal to $23.00 to $24.00 per share. Representatives of Goldman Sachs and Centerview each noted that this range was similar to the top-end ranges from their respective preliminary financial analyses of the Company. Upon further discussion by the committee, including regarding the preliminary financial analyses provided by Goldman Sachs and Centerview, the committee determined to respond to Campbell by indicating the Company would be willing to further engage if the Company received an offer in the range of $23.00 to $24.00 per share.
On June 7, 2023, Mr. Clouse and Mr. Lachman spoke by telephone. As authorized and directed by the committee, Mr. Lachman indicated the Company’s willingness to further engage with Campbell if the Company received an offer in the range of $23.00 to $24.00 per share. Mr. Lachman also advised Mr. Clouse that the Company was not willing to permit any visit to La Regina until after public announcement of the proposed transaction in order to preserve confidentiality. Mr. Clouse indicated that while Campbell was comfortable with its ability to diligence the Company’s U.S. operations, it might not be able to get comfortable delaying on-site diligence on La Regina until after the announcement of any transaction.
Also on June 7, in connection with its engagement as a financial advisor to the committee, Centerview provided the Company with its written disclosure letter, which included disclosure regarding certain relationships that it and its affiliates had with Campbell and certain other interested parties, which investment banking relationships are summarized below under “— Opinion of Centerview Partners, LLC.”
On June 9, 2023, Mr. Clouse informed Mr. Lachman that the Campbell board of directors would be meeting to discuss an updated offer and that he would provide an update on June 15.
On June 15, 2023, Mr. Clouse and Mr. Lachman spoke by telephone and discussed various terms of a possible transaction, including price and the parameters of diligence. Mr. Clouse indicated that Campbell’s next offer would be in the $22.00 to $23.00 per share range, to which Mr. Lachman responded that Campbell should provide a revised proposal at $23.00 to $24.00 per share to align with the committee’s determination, and not consider any lower number. Mr. Clouse advised that Campbell would require a visit to La Regina’s facilities prior to the announcement of any transaction. Mr. Clouse further indicated that, if Campbell were to increase its bid to $23.00 per share, that would be the outer limit of what Campbell would be prepared to pay for the Company, and further emphasized that particularly at this increased price, he would have no interest in participating in any process that was not exclusive.
Also on June 15, following the discussion between Mr. Clouse and Mr. Lachman, Campbell submitted a further revised, non-binding indication of interest to acquire all the outstanding shares of Company Stock for cash at an increased price of $23.00 per share. The proposal stated that it represented a premium of 25.8% to the Company’s 30-day average price per share of $18.29 as of June 14, 2023, and a premium of 71.5% to the Company’s 30-day average price per share of $13.41 prior to Campbell’s original proposal on March 15, 2023. The other material terms remained unchanged from the material terms of the proposal of May 31, though a more detailed schedule of proposed diligence was included which again requested visits to and inspections of La Regina’s manufacturing sites in Georgia and Italy.
Also on June 15, following the receipt of Campbell’s June 15 proposal, the committee, together with members of our senior management and representatives of Goldman Sachs, Centerview, Hogan Lovells and RLF, met to discuss Campbell’s June 15 proposal, among other things. Mr. Lachman updated the committee on his conversation with Mr. Clouse earlier that day. Representatives of Goldman Sachs and Centerview discussed their views on the value represented by Campbell’s June 15 proposal in light of their preliminary analyses previously presented at the committee meeting held on June 6, 2023. The participants discussed the timing and scope of any potential diligence, including the importance of allowing diligence with the Company regarding its relationship with La Regina, but also of delaying any on-site diligence visit to La Regina’s manufacturing facilities until all other diligence was substantially complete and all of the key terms of the potential transaction had been resolved. Following further discussion relating to Goldman Sachs’ and Centerview’s respective preliminary analyses and the terms of a potential non-disclosure agreement with Campbell, the committee determined that Campbell’s June 15 proposal offered adequate value to advance discussions with Campbell, enter into a non-disclosure agreement and allow Campbell to commence due diligence. However, the committee declined to grant Campbell’s request for exclusivity. As authorized by the committee, Mr. Lachman then contacted Mr. Clouse to communicate that the Company would not grant formal exclusivity, but also did not intend to engage in any outreach so long as the proposed price remained at $23.00 and provided the proposed transaction could proceed expeditiously. He also reminded Mr. Clouse of the date of the Company’s next earnings call and indicated that Dan Poland, Campbell’s current head of supply chain and former member of the Company Board, could participate in Campbell’s diligence activities.
On June 22, 2023, after consultation with their respective counsels, Campbell and the Company signed a customary non-disclosure agreement, which included a standstill provision but did not include any exclusivity provision. Campbell then provided its initial information request list to the Company.
On June 23, 2023, in connection with the non-disclosure agreement, Campbell and the Company entered into a “Clean Team” agreement governing the sharing of highly sensitive confidential information.
On June 24, 2023, the Company opened a virtual data room to facilitate the due diligence process.
On June 27, 2023, Campbell and the Company held a meeting by telephone to discuss due diligence and timelines. In attendance were Mr. Clouse, Mr. Lachman, Tom Lee, the Company’s Senior Vice President, M&A and Strategy, and Miles Hinderliter, Campbell’s Vice President, Corporate Development and Strategy, as well as representatives of Evercore Group, LLC (“Evercore”), acting as financial advisor to Campbell in connection with the proposed transaction, and representatives of Goldman Sachs. Campbell requested visits to the Company’s facilities in Texas and Colorado, as well as the facilities of La Regina in Georgia and Italy. Members of Company management noted that Campbell’s June 15 proposal had not specified visits to Colorado or Texas, and that such visits would not be possible while also preserving confidentiality. Members of Company management likewise indicated that while the Company was able to share information, answer questions and otherwise allow Campbell to proceed with diligence on the Company’s history and ongoing business relationship with La Regina, any on-site visits to La Regina’s facilities may put the confidentiality of the proposed transaction at risk, and for that reason suggested deferring such visits until after all the key terms of any potential transaction were resolved. After discussion, the parties determined to delay any visit until at least the period from July 26 to July 31. Representatives of Campbell also highlighted certain financial criteria that had to be satisfied in order for it to proceed with the proposed transaction, including the identification of sufficient synergies, accretion in earnings per share over the appropriate time horizon and the preservation of Campbell’s investment grade rating (taking into account debt that would be incurred to finance the transaction). The participants also discussed other aspects of the proposed transaction, such as the potential timeline for due diligence and negotiating the terms of the proposed transaction. Mr. Clouse also requested that the Company enter into an exclusivity agreement with Campbell or, absent that, provide a letter response from the Company to Campbell acknowledging Campbell’s most recent offer letter and confirming that it was not engaged in a process to sell the Company.
On June 28, 2023, the committee, together with certain members of our senior management, including Mr. Lee, and representatives of Goldman Sachs, Centerview, Hogan Lovells and RLF, met to discuss the June 27 meeting between Campbell and the Company, including Campbell’s request for an exclusivity agreement and a written response to its June 15 proposal, as well as potential next steps. Representatives of Goldman Sachs and members of Company management provided a status update, including an update on diligence and deal timing. Representatives of Goldman Sachs provided preliminary financial analyses of the Company based on updated long-range forecasts prepared by Company management. Mr. Lachman, Mr. Lee and representatives of Goldman Sachs reported an update on the Company’s discussions with Campbell, and the committee reaffirmed the importance of delaying any on-site diligence visit to La Regina until the rest of diligence was substantially complete and all of the key terms of the potential transaction had been resolved. They then reviewed the outreach conducted by the Company in early 2021 and the interest expressed by any potential acquirors during that process. Mr. Lee and representatives of Goldman Sachs and Centerview provided their views on other potential acquirors, their strategic priorities and financial capacity relative to Campbell, and, in the case of Goldman Sachs, any involvement they had in the 2021 process. It was also noted that counsel for the Company would insist that any merger agreement with Campbell include a fiduciary termination right that would permit the Company to terminate the merger agreement in order to accept a competing proposal that was not matched by Campbell, and that any break-up fee in such merger agreement would not preclude third-party proposals. Based on the foregoing, and noting also the risk of a leak associated with an outreach and the possible detrimental effect this could have on discussions with Campbell, the Company’s employees and the Company’s relationship with La Regina, representatives of Goldman Sachs and Centerview also discussed with the committee their respective views that it was unlikely that any other potential acquiror (including the party that previously submitted a proposal to acquire the Company’s Rao’s brand for between $1.55 billion to $1.65 billion as described above) would have the ability and interest in pursuing a transaction with the Company at this time at a value commensurate with that contemplated by Campbell’s June 15 proposal and that a leak could be seriously detrimental to the current negotiations with Campbell. It was also noted that preserving the Company’s ability to reach out to other potential acquirors could be a potential source of leverage in its negotiations with Campbell. Members of Company management and representatives of Goldman Sachs also advised the committee that Mr. Clouse had expressed a strong desire to receive a written response from the Company that acknowledged the Company’s receipt of Campbell’s June 15 proposal, and that provided assurances that the Company was not in the midst of a solicitation of other potential bidders. A proposed response to Campbell was reviewed with the committee. After management (other than Mr. Lee) had left the meeting, Mr. Lee and Mr. Johnson, leveraging knowledge gained from their relevant industry experience and respective positions in the Company, expressed their view that it was unlikely that any other potential acquiror (including the party that previously submitted a proposal to acquire the Company’s Rao’s brand for between $1.55 billion to $1.65 billion as described above) would be interested in pursuing a transaction with the Company at this time at a value commensurate with that contemplated by Campbell’s June 15 proposal. Following discussions, and based on the views expressed during the meeting, the committee determined to refrain from conducting an outreach to potential acquirors and determined to deliver a written response to Campbell’s June 15 proposal consistent with the proposed response discussed during the meeting. Representatives of RLF also provided a review of the committee’s fiduciary duties under Delaware law in connection with the committee’s review and consideration of any potential transaction involving the Company.
Members of Company senior management also discussed possible issues that could affect senior management in connection with the potential transaction, including the possibility that certain severance benefits and the treatment of equity awards could result in golden parachute excise taxes being incurred by such employees. Accordingly, members of Company senior management requested that the committee consider the engagement of counsel for senior management at the expense of the Company, including to see if such potential golden parachute excise taxes could be ameliorated or mitigated without significant cost to the

Company. Members of Company senior management also informed the committee that the Company intended to engage Golden Parachute Tax Solutions LLC to perform the necessary accounting analysis related to possible golden parachute excise taxes. The committee approved the engagement by senior management of Goldstein & Associates LLC as counsel to members of senior management at the expense of the Company. The committee also approved the engagement of Golden Parachute Tax Solutions LLC. Management thereafter worked with these advisers with respect to, among other things, possible mechanisms to ameliorate or mitigate any golden parachute excise tax issues that might arise in connection with a transaction.
On June 29, 2023, the Company provided a formal written response to Campbell’s revised proposal of June 15 as authorized by the committee. The Company’s formal response indicated, among other things, that, while the Company was not for sale and did not currently intend to put itself up for sale, the Company took Campbell’s June 15 proposal seriously, was willing to engage with Campbell and had already begun engaging by signing the non-disclosure agreement, opening the virtual data room, scheduling diligence calls and other matters. The Company’s formal response noted, however, that neither party was bound to consummate a transaction and that any definitive, binding agreement was subject to Company Board approval.
On June 30, 2023, representatives of Davis Polk & Wardwell, LLP (“DPW”), as counsel to Campbell, circulated an initial draft of a merger agreement to Hogan Lovells. Following its review of the draft merger agreement, representatives of Hogan Lovells discussed key issues in the merger agreement with representatives of the Company, Goldman Sachs and RLF, discussing, among other things, the “no-shop” provisions in the draft merger agreement and related fiduciary exceptions, potentially adding a “go-shop” provision (including adding a very low break-up fee for bids made during the “go-shop” period), the board recommendation covenants and related fiduciary exceptions and match rights, the break-up fee (of 4.0% of equity value) proposed by Campbell if the deal was terminated in favor of an alternative acquisition proposal, potentially adding more demanding covenants applicable to Campbell with respect to obtaining antitrust clearance for the proposed transaction, a reverse break-up fee if the proposed transaction did not close for antitrust reasons, the treatment of equity awards in the proposed transaction and voting agreements from the Company’s significant stockholder Advent Funds and certain of the Company’s directors.
Beginning on July 5, 2023 and continuing through August 4, Campbell and its advisors held a series of due diligence meetings by telephone with representatives of the Company and its advisors. Topics covered included human resources, finance, legal (including regulatory), supply chain, tax and customs, research and development, environmental, IT and cybersecurity, and La Regina. With respect to La Regina, in addition to emphasizing the strength of the Company’s relationship with La Regina and La Regina’s commitment to the success of the Company’s business, the La Regina due diligence session included preliminary discussions about the eventual on-site facility visits. After the initial due diligence session with Campbell regarding La Regina, Mr. Lachman contacted Mr. Clouse by telephone to reinforce the important messages about La Regina that were communicated at the meeting.
Also on July 5, Centerview, the Company and the committee entered into a written agreement reflecting Centerview’s engagement as financial advisor to the committee in connection with the proposed transaction.
On July 7, 2023, based on input from the Company, Goldman Sachs, Centerview and RLF, Hogan Lovells provided its initial mark-up of the draft merger agreement to DPW. That mark-up included, among other things, a request for a 45-day “go-shop” provision and a break-up fee of 0.5% of equity value relating to alternative proposals that were submitted during the go-shop period, a reduced break-up fee of 1.5% of equity value relating to other acquisition proposals, more stringent antitrust-related efforts covenants, a 6.0% reverse break-up fee payable by Campbell to the Company if the proposed transaction did not close for antitrust reasons and certain changes to the treatment of equity awards in the proposed transaction.
On July 13, 2023, the committee, together with certain members of our senior management, including Mr. Lee, met with representatives of Goldman Sachs, Centerview, Hogan Lovells and RLF. Mr. Lee and representatives of Goldman Sachs provided an update on deal timelines, diligence and other workstreams. Representatives of Hogan Lovells and RLF provided an update on the status of the draft merger agreement negotiations. The participants also discussed the plan for potential on-site diligence at La Regina. Representatives of Goldman Sachs and Centerview also discussed with the committee, as discussed at prior meetings, the unlikelihood that another potential acquiror would have the ability and interest at this time in a potential transaction with the Company at a price approaching $23.00 per share. After further discussion, the committee expressed its support for the Company continuing discussions with Campbell while refraining from conducting an outreach to other potential acquirors and delaying any visit to La Regina’s facilities until after upcoming the meeting of Campbell’s board of directors.
Also on July 13, Goldman Sachs and the Company entered into a written agreement reflecting Goldman Sachs’ engagement as financial advisor to the Company in connection with the proposed transaction.
On July 16, 2023, DPW delivered a revised draft of the merger agreement to Hogan Lovells. Representatives of Hogan Lovells and DPW discussed the revised draft of the merger agreement on July 18, 2023, including provisions relating to the “no-shop” restrictions on the Company, the respective break-up fees payable by the Company and Campbell, the request by the Company that a ticking fee (which is defined herein and in the merger agreement as “Additional Consideration”) be added to the merger agreement to compensate the Company’s stockholders if the transaction was consummated after a certain date, the treatment of equity awards in the proposed transaction and the overall structure of the proposed deal.
On July 17, 2023, Campbell, the Company, Hogan Lovells and DPW entered into a joint defense agreement in connection with due diligence and the sharing of confidential information.
On July 18, 2023, Mr. Clouse and Mr. Lachman spoke by telephone and discussed, among other things, on-site diligence at La Regina and an update on Campbell’s financial diligence assessment, which included consultation with ratings agencies. Mr. Clouse reiterated the financial criteria for the proposed transaction that Campbell had mentioned during the meeting of June 27, and confirmed that the financial model so far was within Campbell’s requirements, but the parameters were tight. Mr. Clouse also noted that a response from the rating agencies regarding Campbell’s debt rating should the proposed transaction proceed was expected by July 27. Mr. Lachman replied that any visit to La Regina’s facilities should be delayed until Campbell had received a positive response from the rating agencies, given the parties had previously agreed that any visit would only occur once substantially all of the key issues in the proposed transaction had been resolved and that Campbell required a positive response from the rating agencies in order to proceed.
Also on July 18, DPW delivered through Hogan Lovells an initial draft of a voting agreement to be entered into by Advent Funds and the certain directors of the Company. Weil, Gotshal & Manges LLP (“Weil”), as counsel to Advent, provided its initial mark-up of the draft voting agreement to DPW on July 20. Weil and DPW continued to exchange drafts of the voting agreement over the following weeks, during which they held several telephonic meetings to discuss the terms of the draft voting agreement. A similar form of the proposed voting agreement with Advent Funds (but without a “no-shop” provision) was also created for consideration by certain of the Company’s directors.
On July 19, 2023, Mr. Lachman advised Mr. Clouse that given the ratings outcome was still pending, the trip to Italy should be rescheduled to occur from August 2 through August 6; Mr. Clouse confirmed that they were aligned on this point.
On July 20, 2023, Hogan Lovells delivered a mark-up of certain sections of the draft merger agreement to DPW to advance negotiations while the remainder of the draft merger agreement continued to be discussed among representatives of the Company, and followed up by delivering a full mark-up of the draft merger agreement to DPW on July 21, 2023.
On July 24, 2023, Mr. Clouse and Mr. Lachman spoke by telephone. Mr. Clouse provided an update on the Campbell board of directors’ meeting and open due diligence items. Finally, Mr. Clouse informed Mr. Lachman that while Campbell’s CEO had no objection to management working on mechanisms to ameliorate or mitigate any golden parachute excise tax issues, Campbell would not accept any tax gross-ups because there was no additional room in its financial model for any further cost increases if Campbell were to be able to maintain its price at $23.00 per share.
Also on July 24, the committee, together with all the other members of the Company Board and certain members of our senior management, met with representatives of Goldman Sachs, Centerview, Hogan Lovells and RLF. Representatives of Goldman Sachs and members of Company management provided an update on the progress of the proposed transaction, highlighting progress on diligence and confirming that workstreams were on track for an anticipated August 7 announcement of the proposed transaction. Representatives of Goldman Sachs also reported that due to the delay in Campbell’s ratings outcome, the visit to Italy had been delayed to the week of August 2. Representatives of Goldman Sachs also provided a further review of the Company’s sale process in early 2021. Representatives of Hogan Lovells and RLF provided an update on the status of draft merger agreement negotiations, and, in that context, discussed, among other items, the fiduciary exceptions to the no-shop and board recommendation covenants, the fiduciary termination right in favor of the Company, the termination fee, the anti-trust covenants, and Campbell’s rejection of the go-shop provision. Representatives of Goldman Sachs and Centerview again discussed with the committee and the members of the Company Board, as discussed at prior meetings, the unlikelihood that an outreach to potential acquirors would yield a superior offer at that time, and the associated risk of a leak that could significantly diminish Campbell’s interest in a potential transaction or Campbell’s willingness to maintain its current offer of $23.00 per share with considerable certainty on closing.
On July 25, 2023, Mr. Clouse contacted Mr. Lachman to advise that one of the ratings agencies had confirmed the investment grade rating that Campbell required.
Also on July 25, DPW delivered a revised draft of the merger agreement to Hogan Lovells.
Representatives of DPW and Hogan Lovells had multiple calls on July 26, 2023 to discuss remaining open issues in the draft merger agreement. Also on July 26, Mr. Lachman was informed that the Sovos Brands Limited Partnership, to which any unvested restricted stock would revert, would support selective vesting of performance-based restricted stock at a 3.0 MOIC level given the potential adverse consequences of golden parachute excise taxes, which additional vesting was subsequently reflected in the draft merger agreement. In addition, members of Company management and representatives of Goldman Sachs discussed and resolved a number of key issues in the draft merger agreement with representatives of Campbell and Evercore.
Also on July 26, in connection with its engagement as financial advisor to the Company in relation to the proposed transaction, Goldman Sachs provided the Company with a relationship disclosure letter, disclosing certain relationships that it and its affiliates had with Campbell and certain other interested parties, which relationships are summarized below under “— Opinion of Goldman Sachs & Co. LLC.”
On July 27, 2023, Hogan Lovells delivered a revised draft of the merger agreement to DPW. The parties’ counsel continued to exchange drafts of the merger agreement over the following days, during which they held several telephonic meetings, which at times included representatives of the Company, Goldman Sachs and Evercore, to discuss the terms of the draft merger agreement.
Also on July 27, Mr. Clouse and Mr. Lachman spoke by telephone. Mr. Lachman confirmed that key issues in the draft merger agreement had been sufficiently resolved to allow on-site La Regina diligence to proceed. Mr. Clouse confirmed that Campbell had otherwise completed its diligence (including diligence on La Regina that had been conducted through discussions and information sharing with the Company up to such point), that the ratings agencies had confirmed the required investment grade rating and that the parameters of the financial model met the criteria required by Campbell to proceed with the proposed transaction.
Also on July 27, Mr. Lachman, Mr. Lee, Ms. Sheppard, as chair of the committee, and Mr. Johnson, as chair of the Company Board, had a telephonic meeting to discuss the status of the proposed transaction and due diligence, including whether the Company should permit on site diligence at La Regina in Italy. During this meeting, it was agreed that Campbell’s site visit to La Regina’s facilities could proceed.
On July 28, 2023, pursuant to authorization by Mr. Lee after his meeting with Mr. Lachman, Ms. Sheppard and Mr. Johnson on July 27, Kirk Jensen, the Company’s Chief Operating Officer, contacted management at La Regina to advise that Mr. Lachman would be joining Company personnel on a pre-planned visit to La Regina’s facilities in Italy.
Also on July 28, Mr. Clouse and Mr. Lachman spoke by telephone to discuss the agenda for the visit to La Regina’s facilities in Italy and related matters.
On August 1, 2023, in Italy, Mr. Lachman informed the management of La Regina of the potential transaction and the anticipated visit by Mr. Clouse and others from Campbell. From August 2 to August 4, 2023, the diligence visit to La Regina in Italy took place. Mr. Clouse and Mr. Lachman each participated, as did Mr. Jensen and others from the Company and Mr. Poland and others from Campbell. The parties toured the La Regina facilities and held several meetings with the senior management of La Regina. During these meetings, representatives of Campbell and members of Company management explained the background of the proposed transaction, while representatives of La Regina discussed the history of La Regina’s relationship with the Company. Representatives of Campbell also conducted diligence on La Regina’s supply chain. The parties also discussed La Regina’s prospective relationship with Campbell and the Company after the consummation of the proposed transaction, including the potential continuation of the existing long-term supply agreement between the Company and La Regina and other matters.
On August 4, 2023, the committee and the Company Board held a joint special meeting together with members of our senior management and representatives of Goldman Sachs, Hogan Lovells, Centerview and RLF. Mr. Lachman and representatives of Goldman Sachs and Hogan Lovells provided an update on the status of the proposed transaction. They reported that all critical diligence items had been addressed, including the diligence visit to La Regina in Italy. Management provided an overview of the Company’s financial projections through 2027 that it had prepared, noting that they were the same projections that were provided to and reviewed by the committee at its meeting on June 28, which the Company Board then reviewed, discussed and considered. After discussion among the directors, the Company Board approved and adopted the projections, including for purposes of any financial analyses conducted and any opinion rendered by Goldman Sachs or Centerview. Representatives of Goldman Sachs summarized the financial and other commercial terms of the proposed transaction, gave their perspective regarding the Company, the proposed transaction and any strategic alternatives thereto, and confirmed their expectation that Goldman Sachs would be in a position to render an opinion as to the fairness to the holders of Company Stock, from a financial point of view, of a potential transaction with Campbell on the terms currently proposed if requested by the Company Board. Representatives of Centerview then discussed certain considerations regarding the Company, the proposed transaction and any strategic alternatives thereto, and then confirmed their expectation that Centerview would be in a position to render an opinion as to the fairness, from a financial point of view, of the $23.00 in cash per share to be paid to the holders of shares (other than as would be specified in such opinion) pursuant to the merger agreement if requested by the committee. Representatives of Hogan Lovells then discussed the proposed final terms of the draft merger agreement and draft voting agreements.
Also on August 4, after the close of the markets, Mr. Clouse called Mr. Lachman and advised that the Campbell board of directors had voted to approve the proposed transaction, subject to finalizing the transaction documents, and discussed public and other communications.
On August 6, 2023, the committee and the Company Board held a joint special meeting together with members of our senior management and representatives of Goldman Sachs, Hogan Lovells, Centerview and RLF. Mr. Lachman, Ms. Sheppard and Mr. Lee and representatives of Goldman Sachs and Hogan Lovells provided an update on the status of the proposed transaction. They reported that all critical diligence items had been addressed, and that no material legal items remained outstanding. Representatives of Hogan Lovells then described the proposed final terms of the draft merger agreement and draft voting agreements. Representatives of RLF then advised the Company directors in connection with their consideration of the proposed transaction and reviewed the process employed by the Company Board and the committee in seeking to maximize value for the Company’s stockholders through the review, consideration and negotiation of the proposed transaction with Campbell (including the possibility of remaining as a standalone public company and the upside and risks associated therewith) and other relevant matters in connection therewith. Finally, representatives of each of Goldman Sachs and Centerview discussed with the committee and the members of the Company Board, as discussed at prior meetings, the unlikelihood that an outreach to potential acquirors would yield a superior offer at this time, and advised that they did not believe that the terms of the proposed transaction would preclude a third party interested in submitting an unsolicited superior proposal from doing so. Representatives of Goldman Sachs then delivered to the Company Board Goldman Sachs’ oral opinion, subsequently confirmed in Goldman Sachs’ written opinion dated as of August 7, 2023, to the effect that, as of the date of the Goldman Sachs’ written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $23.00 in cash per share to be paid to the holders (other than Campbell and its affiliates) of the outstanding shares of Company Stock pursuant to the merger agreement was fair from a financial point of view to such holders. Representatives of Centerview then reviewed with the committee Centerview’s financial analysis of the Merger Consideration, and rendered to the committee an oral opinion, which was subsequently confirmed by delivery of a written opinion dated August 6, 2023 that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger Consideration to be paid to the holders of shares (other than as specified in such opinion) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. For additional information, see the sections of this proxy statement entitled “— Opinion of Goldman Sachs & Co. LLC” and “— Opinion of Centerview Partners, LLC,” respectively. The members of the committee then conducted a final review of its findings regarding the most recent offer from Campbell. Based on the foregoing and other factors and considerations, the committee determined that the terms of the draft merger agreement, the draft voting agreements and the transactions contemplated thereby, including the proposed merger and the proposed merger consideration, were advisable, fair to, and in the best interests of, the Company and its stockholders, and unanimously resolved to recommend to the Company Board that the Company Board adopt, approve and declare advisable the draft merger agreement and the proposed merger contemplated by the draft merger agreement and recommend the same to the Company’s stockholders.
The committee having made its recommendation, the Company Board then proceeded to review and discuss its findings and the proposed transaction, taking into account the presentations made to the Company Board and the recommendation of the committee and various other factors discussed and considered by the Company Board. Based on the foregoing and other factors and considerations, the Company Board determined that the terms of the draft merger agreement and the draft voting agreements, and the transactions contemplated thereby, including the proposed merger consideration and the proposed merger, were advisable, fair to, and in the best interests of, the Company and its stockholders, and unanimously determined that the draft merger agreement and other documents be approved and adopted, and recommended to the stockholders of the Company to approve the proposed merger and the draft merger agreement. A member of Company management then led a discussion on communications and public relations strategy ahead of the expected announcement of the transaction the next day, and the joint meeting of the committee and the Company Board then adjourned.
On August 7, 2023, Campbell and the Company executed the merger agreement, and during pre-market hours Campbell and the Company issued a joint press release to announce the transaction.
Reasons for the Merger
In determining whether the merger agreement and the transactions contemplated thereby were in the best interests of the Company and its stockholders and in determining to recommend that the Company’s stockholders adopt the merger agreement, the committee and the Company Board each considered, among other things, the following (which are not necessarily in the order of relative importance):
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History of Negotiations with Campbell.   The extensive arm’s-length negotiations with Campbell undertaken by the Company, the committee of the Company Board and their respective advisors following Campbell’s submission of its initial unsolicited indication of interest on March 15, 2023 and its subsequent submissions on May 31, 2023 and June 15, 2023, as well as the terms of the merger agreement that have been obtained through such negotiations.

•
Base Merger Consideration and Premium.   The $23.00 per share base Merger Consideration payable in cash under the merger agreement in comparison to the prospective current and future value of the Company as an independent entity, which represents a premium of approximately 57% over the Company’s closing stock price of $14.65 on March 15, 2023, the date on which Campbell submitted its initial indication of interest, and a premium of more than 29.5% over the Company’s closing stock price of $17.75 on August 2, 2023.

•
Additional Consideration.   That the merger agreement provides for Additional Consideration that increases the consideration payable to the Company’s stockholders in the event that the merger closes more than nine months after signing. The Additional Consideration is a per share amount equal to the interest that would accrue on the $23.00 per share base Merger Consideration at an annualized rate of 2.9% for each day between (i) the date that is nine months after signing and (ii) the closing date.

•
Cash Consideration.   That the merger agreement provides for the Merger Consideration to be paid solely in cash, which provides certainty and immediate liquidity and value to the Company’s stockholders, enabling the Company’s stockholders to realize the value that has been created while eliminating long-term business and execution risk.
•
Strategic Alternatives.   The strategic alternatives, including: (i) the potential values, benefits, risks and uncertainties facing the Company’s stockholders associated with possible alternatives to the merger (including the alternative of remaining as a stand-alone public company), and the timing and likelihood of accomplishing any alternatives, including whether any such alternative, on a risk-adjusted basis, is reasonably likely to create value for the Company’s stockholders greater than or equal to the Merger Consideration; and (ii) the Company’s ability, subject to the terms and conditions of the merger agreement and prior to the adoption of the merger agreement by the Company’s stockholders, to respond to competing proposals, engage in discussions and negotiations regarding competing proposals and ultimately accept a superior proposal from another acquiror.

•
Financial Advisors and Fairness Opinions.

•
The financial analyses reviewed and discussed with the Company Board by Goldman Sachs at a meeting of the Company Board on August 6, 2023. At such meeting of Company Board, Goldman Sachs rendered its oral opinion, subsequently confirmed by delivery of its written opinion, dated August 7, 2023, to the Company Board that, as of August 7, 2023 and based upon and subject to the factors and assumptions set forth therein, the $23.00 in cash per share of Company Stock to be paid to the holders (other than Campbell and its affiliates) of shares of Company Stock pursuant to the merger agreement was fair from a financial point of view to such holders as more fully described below under “— Opinion of Goldman Sachs & Co. LLC.”

•
The oral opinion of Centerview rendered to the committee on August 6, 2023, which was subsequently confirmed by delivery of a written opinion dated August 6, 2023 that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger Consideration to be paid to the holders of Company Stock (other than as specified in such opinion) pursuant to the merger agreement was fair, from a financial point of view, to such holders, as more fully described below under “— Opinion of Centerview Partners LLC.”

•
Independent Legal Counsel.

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The Company’s retention of Hogan Lovells as independent legal counsel to the Company.

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The committee’s retention of RLF as independent counsel to the committee.

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Timing and Risks Associated with Campbell’s Proposal.   The timing and risks inherent in Campbell’s proposal to acquire the Company at a price of $23.00 per share in cash, including the risk that it may not be available at a different time or from any other prospective acquiror.

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The Company’s Current Condition.   The Company’s financial condition, results of operations, competitive position and business strategy and future prospects (as well as the accompanying risks), the nature of the food and beverage industry (including, more specifically, the yogurt, pasta sauce, soup and pasta industries/markets), on both historical and prospective bases, the current and historical trading prices of the Company’s stock, including the trading price of the Company’s stock relative to those of other industry participants and general market indices and current industry, regulatory, economic and market conditions, trends and cycles.

•
The Company’s Future Prospects.   The Company’s future prospects if it were to remain independent, including the competitive food and beverage landscape, the Company’s relationship with its customers, distributors, brokers and suppliers and the risks associated with the foregoing and the Company’s continued operation as an independent public company noted below.

•
Risks Associated with Continued Independence.   The risks associated with continuing to operate the Company as a stand-alone public company, including the potential execution risks associated with the Company’s strategic plan, the achievability of the Company’s financial projections and the potential risk that the market may not fully reflect the execution of the Company’s strategic plan in the Company’s stock price.

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Terms of the Merger Agreement.   The terms and conditions of the merger agreement, including the parties’ respective representations, warranties and covenants, the conditions to their respective obligations to consummate the merger and their respective ability to terminate the merger agreement. The Company Board considered the following, among other terms of the merger agreement, in connection with their evaluation of the merger agreement:

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Unsolicited Acquisition Proposals.   While the terms of the merger agreement restrict the Company from soliciting alternative acquisition proposals, the merger agreement permits the Company to enter into discussions or negotiations with a person that has made an unsolicited acquisition proposal and/or furnish to any such person non-public information relating to the Company pursuant to a confidentiality agreement if the Company Board (or any committee thereof) determines in good faith (after consultation with its financial advisor and legal counsel) that the proposal constitutes, or is reasonably expected to lead to, a Superior Proposal (as defined in the merger agreement), subject to certain restrictions and procedures imposed by the merger agreement.

•
Change of Recommendation.   The merger agreement permits the Board (or a committee thereof) to withdraw or modify the Company Board’s recommendation that the stockholders adopt the merger agreement (subject to certain restrictions and compliance with certain procedures) either:

•
following the receipt of an alternative acquisition proposal that the Company Board (or any committee thereof) determines in good faith (after consultation with its legal counsel and financial advisors) constitutes a Superior Proposal; or

•
in response to an Intervening Event (as defined in the merger agreement).

•
Termination of Merger Agreement to Accept a Superior Proposal.   The merger agreement permits the Company to terminate the merger agreement to accept a Superior Proposal, subject to certain restrictions and requirements, including the Company’s payment of a termination fee.

•
Company Termination Fee; Limitations on Liability Except for Fraud and Willful Breach.   The merger agreement obligates the Company to pay a termination fee of $71,337,435 (representing 2.95% of the equity value implied by the merger) in certain circumstances in which the merger agreement is terminated (including in the event of a termination related to a Superior Proposal). In circumstances where the Company’s termination fee is paid, the merger agreement provides that it shall be the sole and exclusive remedy of Campbell except in the case of fraud or Willful Breach (as defined in the merger agreement).

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Reverse Termination Fee; Limitations on Campbell Liability Except for Fraud and Willful Breach.   The merger agreement obligates Campbell to pay the Company a reverse termination fee of $145,000,000 (representing 6% of the equity value implied by the merger) in certain circumstances in which the merger agreement is terminated due to the failure to obtain antitrust approval. In circumstances where the reverse termination fee is paid, the merger agreement provides that it shall be the sole and exclusive remedy of the Company except in the case of fraud or Willful Breach.

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Lack of Financing Condition.   The merger agreement does not condition Campbell’s obligation to close on any financing condition.

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Interim Covenants.   The merger agreement provided for certain interim covenants restricting the Company’s ability to take certain actions prior to closing without Campbell’s consent while still leaving sufficient flexibility to allow the Company to continue its operations in the ordinary course.

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Antitrust Covenants.   The merger agreement requires the parties to use their respective reasonable best efforts to obtain antitrust approval, subject to certain limitations to the extent a required divestiture or other action would impose a Burdensome Condition (as defined in the merger agreement), and specifically obligate Campbell to defend against any litigation brought by the government.

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18-Month Drop Dead Date.   The merger agreement provides for an 18-month period before either party may generally terminate the merger agreement if the merger has not been consummated due to the failure to obtain antitrust approval or otherwise.

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Company Material Adverse Effect.   The merger agreement includes a Company Material Adverse Effect (as defined in the merger agreement) that includes a number of customary exceptions and is generally difficult to establish under Delaware law.

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Specific Performance.   The merger agreement entitles the Company to seek specific performance of Campbell’s obligations under the merger agreement and the Company’s right to seek specific performance is not conditioned on the ability of any financing.

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Voting Agreements.   That Campbell required that the Advent Funds and each director of the Company that owns Company Stock enter into voting agreements in which they agree to, among other things, vote their Subject Shares in favor of the adoption of the merger subject to the terms and conditions set forth therein.

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Likelihood of Consummation.   The high likelihood that the merger will be consummated because of the limited closing conditions (including the absence of any financing condition), the likelihood that antitrust approval will be obtained (including as a result of the parties’ obligations to use reasonable best efforts to obtain antitrust approval under the merger agreement), the voting agreements required by Campbell and Campbell’s financial capacity.

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Campbell’s Strategic Fit, Financial Capacity and Reputation.   Campbell’s strategic fit and financial capacity, including the business reputation and capabilities of Campbell and its management and Campbell’s general ability to complete an acquisition of the size of the merger in a timely manner, both individually and as compared to other potential acquirors (including as it relates to the likelihood that another potential acquiror may be interested in and able to consummate a potential transaction with the Company at the price contemplated by the merger agreement and on a similar timeline).

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Consequences of Soliciting Other Potential Acquirors.   The potential consequences of soliciting other potential acquirors of the Company and likelihood thereof, including the prospect of causing Campbell to lower the price or changing the other terms of its proposal, rescind its proposal or dampen its interest in acquiring the Company, the potential for leaks and the consequences thereof on the Company and its business, suppliers, customers and employees and any sales process and the limited probability that a superior proposal would emerge from soliciting other potential acquirors.

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Other Indications of Value.   The indications of the Company’s value derived from various past events and market information, including the lack of interest received by the Company in an acquisition of the Company or its businesses at a price consummate with that offered by Campbell as part of the Company’s solicitation of potential acquirors prior to its initial public offering.

•
Uniform Consideration for All Stockholders.   The merger agreement provided for the Company’s stockholders to each receive the same per share consideration in the merger, which aligns the interests of the Company’s stockholders.

•
Appraisal Rights.   The Company’s stockholders who do not vote their shares in favor of the adoption the merger agreement and otherwise comply with the requirements of Section 262 DGCL will have the right to seek appraisal for the fair value of such shares in accordance with the DGCL.

Without limiting the foregoing, in the course of reaching its decision, each of the committee and the Company Board also considered certain countervailing factors and risks to the Company and its stockholders relating to the merger and the other transactions contemplated by the merger agreement including, but not limited to, the following (which are not necessarily in the order of relative importance):
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Regulatory Risk.   The risk that necessary antitrust and regulatory approvals, the receipt of which are outside of the Company’s control, may be delayed, conditioned or not obtained.

•
Risks Associated with the Failure to Consummate the Merger.   The risks and costs to the Company if it fails to consummate the merger, including the transaction expenses and opportunity costs associated therewith and the possibility of disruption to the Company’s operations, diversion of management and employee attention, increased employee attrition, adverse effects on the Company’s business, supplier, customer and other relationships, a decline in the trading price of the Company’s stock and adverse effects on the market’s perception of the Company and its prospects.

•
Risks Associated with La Regina.   The risks, costs and potential negative reactions, whether or not the merger is consummated, associated with the Company’s on-going relationship with its co-packer La Regina.

•
Restrictions on the Interim Operation of the Company’s Business.   The restrictions on the conduct of the Company’s business prior to the consummation of the merger provided for under the merger agreement, including covenants that the Company use its reasonable best efforts to operate in the ordinary course of business and refrain from taking certain actions without Campbell’s consent, which could delay or prevent the Company from undertaking business opportunities that may arise pending the consummation of the merger and otherwise limit the Company’s operations prior to closing.

•
Company Termination Fee; Liability for Fraud and Willful Breach.   The possibility that the Company may be obligated to pay the termination fee in certain circumstances, and the possibility that, even in circumstances where the termination fee is paid, the Company could still be subject to liability for fraud or Willful Breach.

•
Reverse Termination Fee and Limitations on Campbell Liability.   That the merger agreement provides that, in circumstances where the termination fee is paid to the Company, the Company may have no further recourse against Campbell other than for fraud or Willful Breach.

•
Participation in Future Gains.   That if the merger is completed, the Company will no longer be a stand-alone public company and the Company’s stockholders will forgo any future increase in the Company’s value that might result from its earnings or possible growth.

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Tax Treatment.   The tax treatment of any gains arising from the receipt of the Merger Consideration, which would generally be taxable to the Company’s stockholders that are U.S. holders for U.S. federal income tax purposes.

•
Stockholder Litigation.   The prospect of litigation from stockholders or other constituents relating to the merger and the potential costs and distractions associated therewith.

The foregoing discussion is not intended to be an exhaustive list of the information and factors considered by the committee and the Company Board in its consideration of the merger, but includes the material positive factors and material negative factors considered by the committee and the Company Board in that regard. In view of the number and variety of factors and the amount of information considered, the committee and the Company Board did not find it practicable to, nor did either attempt to, make specific assessments of, quantify, or otherwise assign relative weights to, the specific factors considered in reaching its determination. In addition, individual members of the committee or the Company Board may have given different weights to different factors. Based on the totality of the information presented, each of the committee and the Company Board, by the unanimous vote of all its members, reached the determination that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair and in the best interests of our Company and our stockholders, and the committee recommended that the Company Board approve, adopt and declare advisable and the Company Board approved, adopted and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger, in light of the factors described above and other factors that the members of the committee and the Company Board deemed were appropriate.
Portions of this explanation of our reasons for the merger and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”
Recommendation of the Company Board
After due consideration and discussion of the factors that the Company Board deemed relevant to enable it to reach an informed decision as to the fairness and advisability of the merger agreement and the transactions contemplated thereby, including the factors discussed in the above subsection “— Reasons for the Merger”, the Company Board, by the unanimous vote of all directors, (i) determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to and in the best interests of the Company and our stockholders, (ii) adopted, approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger, and (iii) recommended adoption of the merger agreement by our stockholders.
The Company Board, by the unanimous vote of all directors, recommends that you vote “FOR” the proposal to adopt the merger agreement and “FOR” the Adjournment Proposal.
Unaudited Prospective Financial Information
Our management prepares projections of the Company’s expected financial performance as part of its ongoing management of the business. Other than guidance in connection with its regularly-scheduled earnings releases, these projections have not been disclosed as a matter of course due to the inherent unpredictability of the underlying assumptions and estimates. Notwithstanding the inherent unpredictability of any projections, the Company is including in this proxy statement, in order to provide our stockholders access, a summary of certain unaudited prospective financial information that was prepared by our management, used by the Company Board and provided to Campbell in connection with their respective evaluations of the proposed merger and was delivered to and used by Goldman Sachs, the financial advisor to the Company, and Centerview, the financial advisor to the committee, in providing financial advice to the Company Board and committee, respectively. The inclusion of this information should not be regarded as an indication that any of the Company, Campbell, Goldman Sachs, Centerview, their respective representatives or any other recipient of this information considered, or now considers, it necessarily to be predictive of actual future results, or that it should be construed as financial guidance, and it should not be relied on as such.
Our management, as part of ordinary course strategic and operational planning for the Company’s business, develops multi-year financial projections based on its evolving strategy, results and actions. As part of such process our management prepared the projections included in this proxy statement, which were approved by the Company Board (including for purposes of any financial analyses conducted and any opinion rendered by Goldman Sachs or Centerview) at its August 4, 2023 meeting.
While presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions made with respect to business, economic, market, competition, regulatory and financial conditions and matters specific to the Company’s business, all of which are difficult to predict and many of which are beyond the Company’s control. The unaudited prospective financial information reflects both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The Company can give no assurance that the unaudited prospective financial information or the underlying estimates and assumptions will be realized. In addition, since the unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year. Furthermore, the unaudited prospective financial information should not be construed as commentary by our management as to how our management expects the Company’s actual results to compare to Wall Street research analysts’ estimates, as to which the Company expresses no view.
Actual results may differ materially from those set forth below, and important factors that may affect actual results and cause the unaudited prospective financial information to be inaccurate include, but are not limited to, risks and uncertainties relating to the Company’s business, industry performance, general business and economic conditions, customer requirements, competition and adverse changes in applicable laws, regulations or rules. For other factors that could cause actual results to differ, please see the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” and the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the other reports filed by the Company with the SEC.
The unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared. The Company can give no assurance that, had the unaudited prospective financial information been prepared as of the date of this proxy statement, similar estimates and assumptions would be used. The Company does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the unaudited prospective financial information to reflect circumstances existing since its preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the assumptions underlying the unaudited prospective financial information are shown to be in error, or to reflect changes in general economic or industry conditions. Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the unaudited prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. The unaudited prospective financial information does not take into account the possible financial and other effects on the Company of the merger and does not attempt to predict or suggest future results of the combined company. The unaudited prospective financial information does not give effect to the merger, including the impact of negotiating or executing the merger agreement, the expenses that may be incurred in connection with consummating the merger or the potential synergies that may be achieved by the combined company as a result of the merger. Further, the unaudited prospective financial information does not take into account the effect on the Company of any possible failure of the merger to occur. None of the Company, Campbell, Goldman Sachs, Centerview or their respective affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any Company stockholder or other person regarding the Company’s ultimate performance compared to the information contained in the unaudited prospective financial information or that the forecasted results will be achieved. The summary of the unaudited prospective financial information included below is being provided solely because it was made available to the Company Board, Campbell, Goldman Sachs and Centerview, and not to influence your decision as to whether to vote for the proposal to adopt the merger agreement or take any action in connection with the merger or your ownership of shares.
The following table summarizes selected unaudited prospective financial information prepared by our management for the fiscal years ending 2023 through 2027, which was provided to the Company Board, Campbell, Goldman Sachs and Centerview.
	Fiscal year
	2023	2024	2025	2026	2027
	(in US$ millions, except per share data)
Net Sales	$974.4	$1,117.2	$1,255.1	$1,357.2	$1,445.6
Adjusted EBITDA(1)	$148.2	$172.5	$200.7	$220.2	$237.3
Adjusted Net Income(2)	$74.1	$92.5	$113.6	$128.3	$141.1
Adjusted Earnings Per Share(3)	$0.73	$0.91	$1.12	$1.26	$1.39
Unlevered Free Cash Flow(4)	$80.6	$97.6	$123.3	$143.2	$156.0

(1)
For the purposes of the unaudited prospective financial information prepared by our management, we define Adjusted EBITDA as EBITDA adjusted for non-cash equity-based compensation costs, non-recurring costs, gain (loss) on foreign currency contracts, supply chain optimization costs, impairment of goodwill and transaction and integration costs. We define EBITDA as net income (loss) before net interest expense, income tax (expense) benefit, depreciation and amortization.

(2)
For the purposes of the unaudited prospective financial information prepared by our management, we define Adjusted Net Income as net income (loss) before non-cash equity-based compensation costs, non-recurring costs, gain (loss) on foreign currency contracts, supply chain optimization costs, impairment of goodwill, transaction and integration costs, acquisition amortization and tax-related adjustments that we do not consider in our evaluation of our ongoing operating performance from period to period.

(3)
For the purposes of the unaudited prospective financial information prepared by our management, we define Adjusted Earnings Per Share as Adjusted Net Income divided by the number of shares of our Company Stock outstanding.

(4)
For the purposes of the unaudited prospective financial information prepared by our management, we define Unlevered Free Cash Flow as Adjusted EBITDA, less income tax (expense) benefit, non-cash equity-based compensation costs, capital expenditures and changes in net working capital.

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share and Unlevered Free Cash Flow are non-GAAP financial measures. The SEC rules, which otherwise would require a reconciliation of a non-GAAP financial measure to the most closely comparable GAAP financial measure, do not apply to non-GAAP financial measures provided to a board of directors or financial advisors in connection with a proposed business combination transaction, such as the merger, if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of the non-GAAP financial measures to the most closely comparable GAAP financial measures were not provided to or relied upon by the committee, the Company Board, Goldman Sachs or Centerview in connection with the merger. Accordingly, the Company has not provided reconciliations of the non-GAAP financial measures included in the prospective financial information to the relevant GAAP financial measures.
Opinion of Goldman Sachs & Co. LLC
Goldman Sachs rendered its opinion to the Company Board that, as of August 7, 2023 and based upon and subject to the factors and assumptions set forth therein, the $23.00 in cash per share of Company Stock to be paid to the holders (other than Campbell and its affiliates) of shares of Company Stock pursuant to the merger agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated August 7, 2023, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Company Board in connection with its consideration of the merger. Goldman Sachs’ opinion is not a recommendation as to how any holder of shares of Company Stock should vote with respect to the merger or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
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the merger agreement;

•
annual reports to stockholders and Annual Reports on Form 10-K of the Company for the two fiscal years ended December 31, 2022;

•
the Company’s Registration Statement on Form S-1, including the prospectus contained therein dated September 22, 2021 relating to the Company’s initial public offering, dated August 27, 2021;

•
certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

•
certain other communications from the Company to its stockholders;

•
certain publicly available research analyst reports for the Company; and

•
certain internal financial analyses and forecasts for the Company prepared by its management, as approved for Goldman Sachs’ use by the Company (which are referred to in this section of the proxy statement as the “Forecasts”).

Goldman Sachs also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition, and future prospects of the Company; reviewed the reported price and trading activity for the Company Stock; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the consumer industry and in other industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering this opinion, Goldman Sachs, with the Company’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the Company’s consent that the Forecasts were reasonably prepared on a basis reflecting the best then available estimates and judgments of the management of the Company. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on the expected benefits of the merger in any way meaningful to its analysis. Goldman Sachs also assumed that the merger will be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

Goldman Sachs’ opinion does not address the underlying business decision of the Company to engage in the merger, or the relative merits of the merger as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view, as of the date of the opinion, to the holders (other than Campbell and its affiliates) of shares of Company Stock of the $23.00 in cash per share of Company Stock to be paid to such holders pursuant to the merger agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the merger agreement or the merger or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the merger, including the fairness of the merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons in connection with the merger, whether relative to the $23.00 in cash per share of Company Stock to be paid to the holders (other than Campbell and its affiliates) of shares of Company Stock pursuant to the merger agreement or otherwise. Goldman Sachs’ opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which the shares of Company Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Campbell or the merger, or as to the impact of the merger on the solvency or viability of the Company or Campbell or the ability of the Company or Campbell to pay their respective obligations when they come due. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
The following is a summary of the material financial analyses delivered by Goldman Sachs to the Company Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 4, 2023, the last trading day prior to the public announcement of the merger, and is not necessarily indicative of current market conditions.
Historical Stock Trading Analysis
Goldman Sachs calculated and compared certain implied premia described below based on the $23.00 in cash per share of Company Stock to be paid to the holders of shares of Company Stock pursuant to the merger agreement.
This analysis indicated that the $23.00 in cash per share of Company Stock to be paid to the holders of shares of Company Stock pursuant to the merger agreement represented:
•
a premium of 27.6% based on the closing price for the Company Stock on August 4, 2023, the last trading day before the public announcement of the merger of $18.02 per share;

•
a premium of 24.1% based on the volume weighted average price of the Company Stock over the 30-trading-day time period ended August 4, 2023 of $18.54 per share; and

•
a premium of 11.8% based on the highest intra-day trading price of the Company Stock over the 52-week period ended August 4, 2023 of $20.58 per share.

Illustrative Discounted Cash Flow Analysis
Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on the Company to derive a range of illustrative present values per share of Company Stock. Using the mid-year convention for discounting cash flows and discount rates ranging from 7.25% to 8.25%, reflecting estimates of the Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of July 1, 2023

(i) estimates of unlevered free cash flow for the Company for the third and fourth quarters of fiscal year 2023 and the fiscal years 2024 through 2027 as reflected in the Forecasts and (ii) a range of illustrative terminal values for the Company, which were calculated by applying perpetuity growth rates ranging from 2.00% to 2.50%, to a terminal year estimate of the unlevered free cash flow to be generated by the Company, as reflected in the Forecasts (which analysis implied terminal year EBITDA exit multiples ranging from 11.8x to 15.4x). Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including the Company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation.
Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Company the amount of the Company’s net debt as of July 1, 2023, as provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of the Company as of June 29, 2023, as provided by and approved for Goldman Sachs’ use by the management of the Company, using the treasury stock method, to derive a range of illustrative present values per share ranging from $19.08 to $25.66.
Illustrative Present Value of Future Share Price Analysis
Using the Forecasts, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of Company Stock. For this analysis, Goldman Sachs first calculated the implied enterprise values for the Company for each of the fiscal years 2023, 2024 and 2025, by applying a range of multiples of illustrative enterprise value (“EV”) to next twelve month (“NTM”) adjusted EBITDA (“EV/EBITDA”) of 13.5x to 16.5x to estimates of the Company’s NTM adjusted EBITDA for each of the fiscal years 2024, 2025 and 2026, using the Forecasts. These illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical NTM EV/EBITDA multiples for the Company and certain publicly traded companies, as described below in the section captioned “Selected Public Company Comparables Analysis”.
Goldman Sachs then subtracted the amount of the Company’s net debt for each of the fiscal years 2023, 2024 and 2025, each as provided by and approved for Goldman Sachs’ use by the management of the Company, from the respective implied enterprise values in order to derive a range of illustrative equity values for the Company for each of the fiscal years 2023, 2024 and 2025. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of Company Stock for each of fiscal years 2023, 2024 and 2025, calculated using information provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a range of implied future values per share of Company Stock. Goldman Sachs then discounted these implied future equity values per share of Company Stock to July 1, 2023, using an illustrative discount rate of 8.0%, reflecting an estimate of the Company’s cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for the Company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $18.79 to $27.61 per share of Company Stock.
Selected Transactions Analysis
Goldman Sachs analyzed certain information relating to the following selected transactions in the consumer industry since 2013. For each of the selected transactions, Goldman Sachs calculated and compared the implied enterprise value of the applicable target company based on the consideration paid in the transaction as a multiple of the target company’s LTM EBITDA based on information in public filings, press releases and investor relations documents. While none of the companies that participated in the selected transactions are directly comparable to the Company, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of the Company’s results, market sizes and product profile.
The following table presents the results of this analysis:
Announcement Date	Selected Transactions		EV/LTM EBITDA
	Acquiror	Target
February 2021	Hormel Foods Corporation	Planters	15.0x
November 2020	McCormick & Company Inc.	Cholula Hot Sauce	25.0x
August 2019	The Simply Good Foods Company	Quest Nutrition, LLC	20.0x
June 2018	Conagra Brands, Inc.	Pinnacle Foods Inc.	15.9x
December 2017	Campbell Soup Company	Snyder’s-Lance, Inc.	20.9x
December 2017	The Hershey Co.	Amplify Snack Brands, Inc.	18.8x
July 2017	McCormick & Company Inc.	Frank’s RedHot	20.0x
November 2015	Pinnacle Foods Inc.	Boulder Brands, Inc.	14.7x
October 2015	Snyder’s-Lance, Inc.	Diamond Foods, Inc.	15.8x
March 2015	H.J. Heinz Co.	Kraft Foods Group Inc.	16.1x
July 2014	Tyson Foods, Inc.	The Hillshire Brands Company	16.7x
May 2014	Mizkan Group	Ragu & Bertolli pasta sauce brand portfolio	15.8x
February 2013	Berkshire Hathaway and 3G Capital Management	H.J. Heinz Co.	13.7x
Median			16.1x
Based on the results of the foregoing calculations and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of EV/LTM EBITDA multiples of 13.7x to 25.0x to the Company’s LTM EBITDA as of July 1, 2023, as provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a range of implied enterprise values for the Company. Goldman Sachs then subtracted the net debt of the Company as of July 1, 2023, as provided by and approved for Goldman Sachs’ use by the management of the Company, and divided the result by the number of fully diluted outstanding shares of Company Stock as of June 29, 2023, as provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a reference range of implied values per share of Company Stock of $14.97 to $29.81.
Premia Paid Analysis
Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for all-cash acquisition transactions completed or pending in the 10 years preceding August 4, 2023 involving a public company based in the United States as the target where the disclosed enterprise values for the transaction were greater than $200 million. This analysis excluded transactions where the buyer was a financial buyer, and transactions with premia greater than 500% or less than 0% relative to the target’s last undisturbed closing price prior to announcement, using information obtained from FactSet. For the entire period, using publicly available information, Goldman Sachs calculated the median, 25th percentile and 75th percentile premiums of the price paid in the 351 transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transaction. This analysis indicated a 25th percentile premium of 13% and 75th percentile premium of 38% across the period for companies trading at 80% or more of the highest intra-day trading price over the 52-week period preceding such companies’ date of last undisturbed closing price prior to announcement. Using this analysis, Goldman Sachs applied a reference range of illustrative premiums of 13% to 38% to the undisturbed closing price per share of Company Stock of $18.02 as of August 4, 2023 and calculated a range of implied equity values per share of Company Stock of $20.40 to $24.82.

Selected Public Company Comparables Analysis
Goldman Sachs reviewed and compared EV/EBITDA multiples for the Company and the following publicly traded corporations in the consumer industry, which are collectively referred to in this section of the proxy statement as the “Selected Companies”):
•
Lancaster Colony Corporation

•
Utz Brands, Inc.

•
BellRing Brands, Inc.

•
The Simply Good Foods Company

•
Hostess Brands, Inc.

Although none of the Selected Companies is directly comparable to the Company, the Selected Companies included were chosen because they are publicly traded companies in the consumer industry with operations that, for purposes of analysis, may be considered similar to certain operations of the Company.
Goldman Sachs also calculated and compared various financial multiples and ratios, in each case based on financial and trading data as of August 4, 2023, information Goldman Sachs obtained from public filings, IBES estimates, and Factset. With respect to the Company and the Selected Companies, Goldman Sachs calculated EV/EBITDA multiples for fiscal years 2023 and 2024.
The results of these calculations are summarized as follows:
Selected Companies	2023E EV/EBITDA Multiple	2024E EV/EBITDA Multiple
Sovos Brands	15.9x	14.3x
Selected Companies
Lancaster Colony Corporation	20.0x	17.1x
Utz Brands, Inc.	17.2x	16.1x
BellRing Brands, Inc.	17.0x	15.2x
The Simply Good Foods Company	16.4x	15.1x
Hostess Brands, Inc.	12.7x	11.9x
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company, Campbell or the merger.
Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the Company Board as to the fairness from a financial point of view of the $23.00 in cash per share of Company Stock to be paid to the holders (other than Campbell and its affiliates) of shares of Company Stock pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Campbell, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The $23.00 in cash per share of Company Stock to be paid to the holders of shares of Company Stock was determined through arm’s-length negotiations between the Company and Campbell and was approved by the Company Board. Goldman Sachs provided advice to the Company during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to the Company Board or that any specific amount of consideration constituted the only appropriate consideration for the merger.
As described above, Goldman Sachs’ opinion to the Company Board was one of many factors taken into consideration by the Company Board in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.
Goldman Sachs and its affiliates are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Campbell, any of their respective affiliates and third parties, including Advent, a significant stockholder of the Company, and any of its affiliates and portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the merger agreement. Goldman Sachs acted as financial advisor to the Company in connection with, and participated in certain of the negotiations leading to, the transaction contemplated by the merger agreement. Goldman Sachs has provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as joint lead bookrunning manager with respect to its initial public offering of 23,334,000 shares of Company Stock in September 2021, as bookrunner with respect to a follow-on public offering of 8,500,000 shares of Company Stock in August 2022, and as lead bookrunning manager with respect to a follow-on public offering of 10,000,000 shares of Company Stock in May 2023. During the two-year period ended August 7, 2023, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Campbell and/or its affiliates of approximately $3,000. Goldman Sachs has provided certain financial advisory and/or underwriting services to Advent and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as lead bookrunning manager with respect to the initial public offering by Olaplex, a portfolio company of Advent, of shares of its common stock in September 2021, as financial advisor to Fort Dearborn Company, a former portfolio company of Advent, in connection with its sale in November 2021, as bookrunner with respect to the follow-on public offering by CCC Intelligent Solutions Inc., a portfolio company of Advent, of shares of its common stock in April 2022, as financial advisor to Cobham PLC (“Cobham”), a portfolio company of Advent, in connection with the acquisition of Ultra Electronics Holdings PLC in August 2022, as bookrunner with respect to the follow-on public offering by First Watch Restaurants Inc., a portfolio company of Advent, of shares of its common stock in September 2022, as financial advisor to Cobham in connection with the sale of Cobham Advanced Electronic Solutions in January 2023, and as financial advisor to Advent in connection with the acquisition of Maxar Technologies Inc. in May 2023. During the two-year period ended August 7, 2023, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Advent and/or its affiliates of approximately $130 million. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to the Company, Campbell, Advent and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs also may have co-invested with Advent and its affiliates from time to time and may have invested in limited partnership units of affiliates of Advent from time to time and may do so in the future.
The Company Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the merger. Pursuant to a letter agreement dated July 13, 2023, the Company engaged Goldman Sachs to act as its financial advisor in connection with the merger. The engagement letter between the Company and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $27.4 million, all of which is payable upon consummation of the merger. In addition, the Company has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Opinion of Centerview Partners LLC
On August 6, 2023, Centerview rendered to the committee its oral opinion, subsequently confirmed in a written opinion dated August 6, 2023, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger Consideration to be paid to the holders of Company Stock (other than Excluded Shares) pursuant to the merger agreement was fair, from a financial point of view, to such holders.
The full text of Centerview’s written opinion, dated August 6, 2023, which describes the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety to the full text of Centerview’s written opinion attached as Annex C. Centerview’s financial advisory services and opinion were provided for the information and assistance of the committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of Company Stock (other than Excluded Shares) of the Merger Consideration to be paid to such holders pursuant to the merger agreement. Centerview’s opinion did not address any other term or aspect of the merger agreement or the merger and does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the adoption of the merger agreement or otherwise act with respect to the merger or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:
•
a draft of the merger agreement dated August 6, 2023, referred to in this summary of Centerview’s opinion as the “draft merger agreement”;

•
Annual Reports on Form 10-K of the Company for the years ended December 31, 2022 and December 25, 2021;

•
the Company’s registration statement on Form S-1, dated August 27, 2021, as amended;

•
certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

•
certain publicly available research analyst reports for the Company;

•
certain other communications from the Company to its stockholders; and

•
certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to Centerview by the Company for purposes of Centerview’s analysis, which are referred to in this summary of Centerview’s opinion as the “Forecasts,” and which are collectively referred to as the “Internal Data.”

Centerview also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also compared certain of the proposed financial terms of the merger with the financial terms, to the extent publicly available, of certain other transactions that Centerview deemed relevant, and conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.

Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with the committee’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at the committee’s direction, that the Internal Data (including, without limitation, the Forecasts) were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and Centerview relied, at the committee’s direction, on the Internal Data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at the committee’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. Centerview assumed, at the committee’s direction, that the final executed merger agreement would not differ in any respect material to Centerview’s analysis or opinion from the draft merger agreement reviewed by Centerview. Centerview also assumed, at the committee’s direction, that the merger will be consummated on the terms set forth in the merger agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the merger, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the merger on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.
Centerview’s opinion expressed no view as to, and did not address, the Company’s underlying business decision to proceed with or effect the merger, or the relative merits of the merger as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of the Company Stock (other than Excluded Shares) of the Merger Consideration to be paid to such holders pursuant to the merger agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the merger agreement or the merger, including, without limitation, the structure or form of the merger, or any other agreements or arrangements contemplated by the merger agreement or entered into in connection with or otherwise contemplated by the merger, including, without limitation, the fairness of the merger or any other term or aspect of the merger to, or any consideration to be received in connection therewith by, or the impact of the merger on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the merger, whether relative to the Merger Consideration to be paid to the holders of the Company Stock pursuant to the merger agreement or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the adoption of the merger agreement or otherwise act with respect to the merger or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the merger. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Summary of Centerview Financial Analysis
The following is a summary of the material financial analyses prepared and reviewed with the committee in connection with Centerview’s opinion, dated August 6, 2023. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Centerview, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of the Company. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or any other parties to the merger. None of the Company, Campbell, Merger Sub or Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the Company do not purport to be appraisals or reflect the prices at which the Company may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 4, 2023 (the last trading day before the public announcement of the merger) and is not necessarily indicative of current market conditions.
Selected Public Company Analysis
Centerview reviewed certain financial information of the Company and compared it to corresponding financial information of certain public companies that Centerview deemed comparable, based on its experience and professional judgment, to the Company (the “selected companies”).
Although none of the selected companies is directly comparable to the Company, the selected companies were chosen by Centerview, among other reasons, because they are publicly traded companies with certain business, operational and/or financial characteristics that, Centerview, in its experience and professional judgment, deemed generally relevant for comparative purposes.
However, because none of the selected companies is exactly the same as the Company, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the business, financial and operational characteristics of the Company and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.
Using publicly available information obtained from SEC filings and other data sources as of August 4, 2023, Centerview calculated for each selected company, such company’s implied enterprise value (calculated as the equity value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units and other dilutive equity instruments) plus the non-controlling interests, face value of debt and certain liabilities less cash and cash equivalents, in each case calculated consistently with the determinations made in arriving at the Company’s implied enterprise value for purposes of Centerview’s analyses to the extent comparable information was publicly available) (“EV”), as a multiple of Wall Street research analyst consensus estimated earnings before interest expense, income taxes, depreciation and amortization and stock based compensation (“EBITDA”), calendarized to the Company’s fiscal year 2023 (“2023E”). Such multiple is referred to in this section, with respect to a selected company, as “EV / 2023E EBITDA.”

The selected companies and the results of this analysis are summarized as follows:
Selected Company	2023E EV / EBITDA
B&G Foods, Inc.	10.3x
BellRing Brands, Inc.	17.0x
Hostess Brands, Inc.	12.8x
The Hain Celestial Group, Inc.	10.8x
Lancaster Colony Corp.	20.2x
Post Holdings, Inc.	9.8x
The Simply Good Foods Company	16.4x
Utz Brands, Inc.	17.2x
Mean	14.3x
Median	14.6x
Based on the foregoing analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of multiples of EV / 2023E EBITDA of 16.0x to 19.0x. In selecting this reference range, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics and prospects of the Company and the selected companies that could affect their public trading values in order to provide a context in which to consider the results of the quantitative analysis.
Centerview applied the range of multiples of EV / 2023E EBITDA to the Company’s 2023E EBITDA of $148 million derived from the Internal Data, to derive a range of implied enterprise values for the Company. Centerview subtracted from each of these ranges the face value of the Company’s net debt as of July 1, 2023 as set forth in the Internal Data to derive a range of implied equity values for the Company. Centerview then divided these implied equity values by the number of fully diluted outstanding Company Stock as of June 29, 2023 as set forth in the Internal Data to derive a range of implied values per share of approximately $19.55 to $23.75, rounded to the nearest $0.05. Centerview compared this range to the $23.00 per share Merger Consideration proposed to be paid to the holders of Company Stock (other than Excluded Shares) pursuant to the merger agreement.
Selected Precedent Transaction Analysis
Centerview reviewed and analyzed certain information relating to selected transactions involving companies that Centerview, based on its experience and professional judgment, deemed relevant to consider in relation to the Company and the merger.
Although no company or transaction used in this analysis is identical or directly comparable to the Company or the merger, the selected precedent transactions listed below were chosen by Centerview because, among other reasons, they are transactions involving publicly traded companies with certain business, operational and/or financial characteristics that, for the purposes of Centerview’s analysis, may be considered similar to those of the Company. The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operational and/or financial conditions and prospects of the Company and the companies included in the selected precedent transactions analysis. This analysis involves complex considerations and qualitative judgments concerning differences in business, operational and/or financial characteristics and other factors that could affect the public trading, acquisition or other values of the selected target companies and the Company.
Using publicly available information obtained from SEC filings and other data sources as of August 4, 2023, Centerview calculated, for each selected transaction set forth below the EV implied for the applicable target company based on the consideration payable in the applicable selected transaction as a multiple of the target company’s EBITDA for the latest 12-month period (“LTM”) (on a post-tax benefit basis) at the time of the transaction announcements. Such multiple is referred to in this section, with respect to a selected company, as “EV / LTM EBITDA.”

The selected transactions considered in this analysis are summarized as follows:
Date Announced	Target	Acquiror	EV / LTM EBITDA
July 2023	Kevin’s Natural Foods	Mars, Incorporated	n.a.
June 2023	Yasso Holdings, Inc.	Unilever Plc	n.a.
February 2021	Planters snacking portfolio of Kraft Heinz Company	Hormel Foods Corporation	12.5x
November 2020	Parent company of Cholula Hot Sauce	McCormick & Company Inc.	23.7x
August 2019	Quest Nutrition, LLC	Simply Good Foods Company	17.4x
June 2018	Pinnacle Foods Inc.	Conagra Brands, Inc.	15.9x
January 2018	Nestlé’s US confectionary business	Ferrero Group	16.0x
December 2017	Snyder’s-Lance, Inc.	Campbell Soup Company	20.9x
December 2017	Amplify Snack Brands, Inc.	The Hershey Co.	18.8x
July 2017	Reckitt Benckiser’s Food Division	McCormick & Company Inc.	19.9x
November 2015	Boulder Brands, Inc.	Pinnacle Foods Inc.	14.0x
October 2015	Diamond Foods, Inc.	Snyder’s-Lance, Inc.	15.7x
March 2015	Kraft Foods Group, Inc.	H.J. Heinz Company	16.2x
July 2014	The Hillshire Brands Company	Tyson Foods, Inc.	16.7x
May 2014	Conopco Inc.	Mizkan Group	15.8x
February 2013	H.J. Heinz Company	H.J. Heinz Holding Corporation (3G Capital; Berkshire Hathaway)	13.7x
Mean			16.9x
Median			16.1x
Based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of multiples of EV/LTM EBITDA of 16.0x to 21.0x derived from the target companies in the selected precedent transactions. In selecting this reference range, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics and prospects of the Company and the target companies included in the selected transactions and other factors that could affect the public trading, acquisition or other values of such companies or the Company in order to provide a context in which to consider the results of the quantitative analysis. Centerview applied this range to the Company’s LTM EBITDA of $138 million for the period ended July 1, 2023 based on the internal data, to calculate an illustrative range of implied enterprise values for the Company. Centerview subtracted from each of these ranges the face value of the Company’s net debt as of July 1, 2023 as set forth in the internal data to derive a range of implied equity values for the Company. Centerview then divided these implied equity values by the number of fully diluted outstanding shares of the Company as of June 29, 2023 as set forth in the Internal Data to derive an implied per share equity value range for the shares of approximately $18.00 to $24.55, rounded to the nearest $0.05. Centerview compared such range to the $23.00 per share Merger Consideration proposed to be paid to the holders of Company Stock (other than Excluded Shares) pursuant to the merger agreement.
Discounted Cash Flow Analysis
Centerview performed a discounted cash flow analysis of the Company based on the Forecasts, which reflect certain assumptions. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows and is obtained by discounting those future cash flows by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

In performing this analysis, Centerview calculated an implied per share range of equity values for the Company Stock by (a) discounting to present value as of July 1, 2023 using discount rates ranging from 9.00% to 9.75% (based on Centerview’s analysis of the Company’s weighted average cost of capital and considerations that Centerview deemed relevant based on its experience and professional judgment) and using a mid-year convention: (i) the forecasted after-tax unlevered free cash flows of the Company over the period beginning on July 1, 2023 and ending on December 31, 2027, as set forth in the Forecasts, utilized by Centerview at the direction of Company management and as approved by the Company Board for use by Centerview as set forth in the section captioned “Certain Company Unaudited Prospective Financial Information” and (ii) a range of implied terminal enterprise values of the Company, calculated by Centerview using perpetuity growth rates of 4.00% to 4.50%, and (b) subtracting from the foregoing results the face value of the Company’s net debt as of July 1, 2023, as provided by Company management.
Centerview then calculated a range of implied equity values per share of Company Stock by dividing the result of the foregoing calculations by the fully-diluted outstanding shares of Company Stock as of June 29, 2023 and as set forth in the Internal Data. Centerview then added to the foregoing a range of implied cash flow benefit values from estimated net operating losses and R&D tax credits, as set forth in the Internal Data, per share of Company Stock, by discounting to present value as of July 1, 2023 and using a mid-year convention, and dividing the result of the foregoing calculations by the fully-diluted outstanding shares of Company Stock as of June 29, 2023 and as set forth in the Internal Data. The resulting range of implied equity values per share of Company Stock was $19.80 to $25.75, rounded to the nearest $0.05. Centerview then compared this range to the $23.00 per share Merger Consideration proposed to be paid to the holders of Company Stock (other than Excluded Shares) pursuant to the merger agreement.
Other Factors
Centerview noted for the committee certain additional factors solely for informational purposes, including, among other things, the following:
•
Historical Stock Price Trading Analysis.   Centerview reviewed historical trading prices of the shares of Company Stock during the 52-week period ended August 4, 2023, which reflected low and high closing stock prices for the shares of Company Stock during such period of $12.90 and $19.92 per share of Company Stock.

•
Selected Analyst Price Targets Analysis.   Centerview reviewed price targets for the shares of Company Stock in publicly available Wall Street research analyst reports as of August 4, 2023, noting that these price targets ranged from $19.00 per share of Company Stock to $23.00 per share of Company Stock.

General
The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.
Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the committee in its evaluation of the merger. Consequently, the analyses described above should not be viewed as determinative of the views of the committee or management of the Company with respect to the Merger Consideration, any Additional Consideration, with respect to which Centerview expressed no view or opinion, or as to whether the committee would have been willing to determine that a different consideration was fair. The consideration for the transaction was determined through arm’s-length negotiations between the Company and Campbell and was approved by the committee and the Company Board. Centerview provided advice to the Company during these negotiations. Centerview did not, however recommend any specific amount of consideration to the Company or the committee or that any specific amount of consideration constituted the only appropriate consideration for the transaction.
Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for Centerview’s current engagement by the committee, Centerview had not been engaged to provide financial advisory or other services to the Company, and Centerview did not receive any compensation from the Company during such period. In 2021, Centerview’s French advisory affiliate, Centerview Partners France SCS (“Centerview France”), was engaged to provide financial advisory services to Nexi S.p.A. (“Nexi”) in connection with its merger with Nets A/S, at which time affiliates of Advent (which holds an approximately 44% equity interest in the Company) and Bain Capital L.P. owned approximately 33% of Nexi, and Centerview France received compensation from Nexi for such services. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Campbell or Merger Sub, and Centerview did not receive any compensation from Campbell during such period. Centerview also noted that in the two years prior to the date of its written opinion, Centerview had been engaged to provide financial advisory services to an ad hoc group of priority lenders of Serta Simmons Bedding, LLC (“Serta Simmons”), a company in which affiliates of Advent previously held a majority equity interest, in connection with Serta Simmons’ Chapter 11 filing and other restructuring-related matters, and Centerview received compensation for such services. Centerview may provide financial advisory and other services to or with respect to the Company, Advent, Campbell or their respective affiliates, including portfolio companies of Advent in the future, for which Centerview may receive compensation. Certain (i) of Centerview and Centerview’s affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Advent, Campbell, or any of their respective affiliates, including portfolio companies of Advent, or any other party that may be involved in the Transaction.
The committee selected Centerview as its financial advisor in connection with the merger based on Centerview’s qualifications and expertise in advising on significant strategic transactions and other alternatives, including those involving public companies and companies in the Company’s industry and in engagements where Centerview served as a second financial advisor or as financial advisor to a special or transaction committee of a board of directors. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction.
In connection with Centerview’s services as the financial advisor to the committee, the Company has agreed to pay Centerview an aggregate fee of $7 million, $2 million of which was payable upon the rendering of Centerview’s opinion and the remainder of which is payable contingent upon consummation of the merger. In addition, the Company has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.
Financing of the Merger
Campbell’s and Merger Sub’s obligations under the merger agreement are not conditioned on the receipt or availability of any funds, or subject to any financing condition. Campbell intends to finance the transaction using its cash on hand and issuing new debt and has represented to us in the merger agreement that it has, or will have, sufficient funds to pay the aggregate Merger Consideration.
Interests of Directors and Executive Officers in the Merger
In considering the recommendations of the Company Board with respect to the merger, our stockholders should be aware that the directors and executive officers of the Company have certain interests, including financial interests, in the merger that may be different from, or in addition to, the interests of Company stockholders generally. The Company Board was aware of these interests and considered them, among other matters, in approving the merger agreement, and in making its recommendation that Company stockholders adopt the merger agreement. See the sections of this proxy statement entitled “Proposal No. 1 — Adoption of the Merger Agreement — Background of the Merger” and “Proposal No. 1 — Adoption of the Merger Agreement — Reasons for the Merger.” These interests are described in more detail below, and certain of them are quantified below.

Directors and Executive Officers
Our directors and executive officers as of the date hereof are:
Name(1)	Age	Position	Since
William R. Johnson	74	Chairman of the Board	2017
Todd R. Lachman(2)	60	Director, Founder, President and Chief Executive Officer;	2017
Tamer Abuaita	50	Director	2022
Jefferson M. Case	46	Director	2017
Neha U. Mathur	31	Director	2021
David S. Roberts	39	Director	2017
Valarie L. Sheppard	59	Director	2021
Vijayanthimala (Mala) Singh	53	Director	2021
Risa Cretella	44	Chief Sales Officer	2023
Katie J. Gvazdinskas	44	Chief Human Resources Officer	2021
Christopher W. Hall	62	Chief Financial Officer	2019
E. Yuri Hermida(2)	50	Chief Growth Officer	2022
Kirk A. Jensen(2)	49	Chief Operating Officer	2022
Isobel A. Jones	56	Chief Legal Officer and General Counsel; Secretary	2020
Lisa Y. O’Driscoll	50	Chief Administrative Officer	2021

(1)
In addition to the individuals identified above, Wendy K. Behr served as our Chief Research and Development Officer and one of our executive officers until her departure from the Company in May 2023. As a former employee, the only transaction-related benefits which Ms. Behr is eligible to receive relate to the treatment of any company equity awards she holds as of the closing, as described in more detail below.

(2)
Mr. Lachman, Mr. Hermida and Mr. Jensen are collectively referred to as our “named executive officers.”

Effective as of the completion of the merger, the Company Board will be replaced by the board of directors of Merger Sub, and our executive officers at the Effective Time will be replaced with the executive officers of Merger Sub. Like all other holders of shares of our Company Stock, the Company’s directors and executive officers who own Company Stock will be entitled to receive (i) $23.00 in cash, without interest and less any required tax withholding, and (ii) if the merger is not effective by May 7, 2024, an additional $0.00182 per day beginning on May 8, 2024, up to, but excluding, the date the merger becomes effective.
Treatment of Company Equity, Cash and Annual Bonus Awards
Company Restricted Stock.   At the Effective Time, each outstanding share of Company Restricted Stock will be automatically converted into the right to receive an amount (subject to applicable withholding, if any) in cash equal to the Merger Consideration; provided, however, that, except as provided in the merger agreement (as described below), each share of the Company Restricted Stock which vests solely based on the achievement of a performance condition and for which the applicable performance condition remains unsatisfied (after giving effect to the merger) shall, in accordance with its terms, be forfeited to the Sovos Brands Limited Partnership as of the closing for no consideration to the applicable holder thereof and thereafter shall be converted into the right to receive the Merger Consideration in accordance with, and subject to the terms of, the merger agreement.
In accordance with the terms of the merger agreement, the applicable multiple on invested capital (“MOIC”) performance condition with respect to performance-based shares of Company Restricted Stock beneficially owned by certain key employees of the Company, including Messrs. Lachman, Hall and Jensen and Mses. Cretella, Gvazdinskas, Jones and O’Driscoll, and by Mr. Johnson, our Company Board chair, will be deemed met at the greater of actual performance and a 3.0 MOIC performance level. The applicable performance condition with respect to all other performance-based shares of Company Restricted Stock will be determined in good faith by the Company in accordance with the applicable terms and conditions of such awards.

Assuming that the merger closes on December 30, 2023 (the last day of our fiscal 2023) and continued service by our Company Board chair and executive officers through such date, the following Company Restricted Stock held by our Company Board chair, named executive officers and all of our executive officers and directors as a group will either (i) accelerate (to the extent described herein), vest and be paid in cash in connection with the merger or (ii) be forfeited to the Sovos Brands Limited Partnership, as follows:
	Vests				Forfeits
Name/Group	Company Time- Based Restricted Stock(1)	Company Time- and Performance- Based Restricted Stock(2)	Company Performance- Based Restricted Stock(3)	Total Cash Amount to be Paid Based on Merger Consideration	Company Performance- Based Restricted Stock	Total Cash Amount Forfeited Based on Merger Consideration
William R. Johnson	—	120,741	114,922	$5,420,249	17,187	$395,301
Todd R. Lachman(4)	—	414,810	421,247	$19,229,311	90,768	$2,087,664
E. Yuri Hermida(5)	—	—	—	—	—	—
Kirk A. Jensen	—	60,648	60,118	$2,777,618	11,504	$264,592
All executive officers and directors as a group(6)	25	801,698	798,322	$36,800,460	156,437	$3,598,051

(1)
Subject to the applicable individual’s continued service, such Company Time-Based Restricted Stock would otherwise vest by February 24, 2024.

(2)
Subject to the applicable individual’s continued service, such Company Time- and Performance-Based Restricted Stock would otherwise vest on (i) December 30, 2023, September 23, 2024 or September 23, 2025 or (ii) if earlier, achievement of the applicable MOIC performance criteria. Based on an estimate of the MOIC performance represented by the merger, we estimate that an aggregate of 200,115 of such shares would have vested in accordance with their original terms upon the closing of the merger.

(3)
Represents Company Performance-Based Restricted Stock that vests upon achievement of a 3.0 MOIC. Based on an estimate of the MOIC performance represented by the merger, we estimate that an aggregate of 673,685 of such shares would have vested in accordance with their original terms upon the closing of the merger.

(4)
For Mr. Lachman, includes shares transferred to the Todd Lachman 2021 Family Trust for estate planning purposes.

(5)
All Company Restricted Stock was distributed in connection with our IPO in respect of incentive units previously awarded under the Sovos Brands Limited Partnership 2017 Equity Plan. Mr. Hermida joined our company after our IPO and accordingly does not hold any Company Restricted Stock.

(6)
Includes Mr. Johnson, Mr. Lachman, Mr. Jensen, Mr. Hall, Ms. Cretella, Ms. Gvazdinskas, Ms. Jones and Ms. O’Driscoll. No other directors or executive officers hold Company Restricted Stock.

Company RSUs.   At the Effective Time, each outstanding time-based Company RSU will: (1) if held by a non-employee director or former service provider of the Company, be automatically cancelled and converted into the right to receive an amount (subject to applicable withholding, if any) in cash equal to: (a) the Merger Consideration; multiplied by (b) the total number of shares of Company Stock subject to such Company RSU; and (2) if held by any other person be automatically cancelled and converted into a Campbell RSU with respect to a number of shares of Campbell common stock equal to: (a) the number of shares of Company Stock subject to such Company RSU; multiplied by (b) a quotient obtained by dividing (i) the Merger Consideration, by (ii) the volume-weighted average closing price per share of Campbell common stock on the New York Stock Exchange for the five consecutive trading day period ending on the last trading day preceding the date of the merger. Each Campbell RSU shall continue to have the same terms and conditions (including vesting and payment schedule) as applied to the corresponding Company RSU immediately prior to the Effective Time, with the merger considered to have constituted a “change in control” with respect to each such Company RSU. In the event an individual holding a Campbell RSU resigns with Good Reason (if applicable, as defined in the RSU holder’s award agreement or, if more favorable, in the applicable Sovos Brands, Inc. Amended and Restated 2023 Severance Plan, which is discussed under the section of this proxy statement entitled “Severance Arrangements”) or is terminated by the Company without Cause (as defined in the Sovos Brands, Inc. 2021 Equity Incentive Plan) or due to death or Disability (as defined in the Sovos Brands, Inc. 2021 Equity Incentive Plan or the applicable award agreement), in each case, after the Effective Time but before their Campbell RSUs fully vest, all unvested Campbell RSUs held by each such individual shall automatically vest in full.

Assuming that the merger closes on December 30, 2023 (the last day of our fiscal 2023) and continued service by our non-employee directors through such date, the following Company RSUs held by each of our non-employee directors will vest and be paid in cash in connection with the merger as follows:
Name	Number of Company RSUs(1)	Cash Amount to be Paid Based on Merger Consideration
Tamer Abuaita	6,413	$147,499
Jefferson M. Case(2)	—	—
William R. Johnson	38,199	$878,577
Neha Mathur(2)	—	—
David Roberts(2)	—	—
Valarie Sheppard	6,413	$147,499
Vijayanthimala (Mala) Singh	6,413	$147,499

(1)
Subject to the non-employee director’s continued service, such Company RSUs would otherwise vest on the earlier of (i) June 7, 2024 and (ii) the day before our 2024 annual meeting, other than 27,778 Company RSUs held by Mr. Johnson that would otherwise vest on September 23, 2024.

(2)
As affiliates of Advent, Mr. Case and Ms. Mathur do not receive compensation for their services on the Company Board. Mr. Roberts was an affiliate of Advent through March 2023 and waived any compensation for his services as a director in 2023.

Company PSUs.   Each outstanding Company PSU will: (1) if held by a non-employee director or former service provider of the Company, be automatically cancelled and converted into the right to receive an amount (subject to applicable withholding, if any) in cash equal to: (a) the Merger Consideration; multiplied by (b) the total number of shares of Company Stock subject to such Company PSU, with the performance conditions deemed achieved at the target level (i.e., 100%), or if applicable under the terms of the award, the actual level of performance calculated as of the Effective Time (if greater); and (2) if held by any other person, be automatically cancelled and converted into a Campbell RSU with respect to a number of shares of Campbell common stock equal to: (a) the number of shares of Company Stock subject to such Company PSU, with the performance conditions deemed achieved at the target level (i.e., 100%), or if applicable under the terms of the award, the actual level of performance calculated as of the Effective Time (if greater); multiplied by (b) a quotient obtained by dividing (i) the Merger Consideration, by (ii) the volume-weighted average closing price per share of Campbell common stock on the New York Stock Exchange for the five consecutive trading day period ending on the last trading day preceding the date of the merger. Each Campbell RSU shall continue to have the same terms and conditions (including time-based vesting and payment schedule, but excluding any performance-based vesting conditions) as applied to the corresponding Company PSU immediately prior to the Effective Time, with the merger considered to have constituted a “change in control” with respect to each such Company PSU. In the event an individual holding a Campbell RSU resigns with Good Reason (as defined in the RSU holder’s award agreement, if applicable, or, if more favorable, in the applicable Sovos Brands, Inc. Amended and Restated 2023 Severance Plan, which is discussed under the section of this proxy statement entitled “Severance Arrangements”) or is terminated by the Company without Cause (as defined in the Sovos Brands, Inc. 2021 Equity Incentive Plan) or due to their death or Disability (as defined in the Sovos Brands Inc. 2021 Equity Incentive Plan or the applicable award agreement), in each case, after the Effective Time but before their Campbell RSUs fully vest, all unvested Campbell RSUs held by each such individual shall automatically vest in full.
2023 Annual Bonus Awards.   In the event the closing occurs prior to the regularly scheduled payment date with respect to fiscal year 2023 bonuses under the Sovos Brands, Inc. Annual Incentive Plan (“Company AIP”), each employee who is employed by the Company, Campbell, or their respective subsidiaries (“Continuing Employee”) on the applicable payment date will be eligible to receive his or her annual cash bonus for 2023 (the “2023 Annual Bonuses”) (which shall not be prorated based on the closing date), the amount of which will be determined in good faith by the Compensation Committee of the Company Board (as constituted prior to the closing, the “Compensation Committee”) in accordance with the Company AIP and based on the achievement of the applicable performance targets set by the Compensation Committee for 2023 (measured as of the closing date if closing occurs in 2023). The 2023 Annual Bonuses will then be paid on the earlier of: (1) the Company’s regularly scheduled annual bonus payment date, and (2) 75 days following the end of the 2023 calendar year, subject to continued employment with the Company, Campbell or their subsidiaries, through the applicable payment date. In the event the closing occurs after the regularly scheduled payment date for the 2023 Annual Bonuses, the Company will determine the level of achievement of the applicable performance targets and pay the 2023 Annual Bonuses in accordance with the terms of the Company AIP and its historical practice regarding the same.
If an individual who is eligible for a 2023 Annual Bonus (other than Mr. Lachman) incurs a termination without Cause (as defined in the applicable Sovos Brands, Inc. Amended and Restated 2023 Severance Plan) before the Effective Time of the merger, such individual will receive their Annual 2023 Bonus (or a pro-rata portion of their 2023 Annual Bonus, if such termination occurs on or before December 30, 2023) as part of, and not in addition to, the severance benefits provided under the applicable Sovos Brands, Inc. Amended and Restated 2023 Severance Plan (as discussed under the section of this proxy statement entitled “Severance Arrangements”). The 2023 Annual Bonus (or pro-rata portion thereof) will be paid on the Company’s regularly scheduled annual bonus payment date.
If an eligible individual (other than Mr. Lachman) is terminated without Cause or resigns with Good Reason (as defined in the applicable Sovos Brands, Inc. Amended and Restated 2023 Severance Plan) after the Effective Time of the merger but before the 2023 Annual Bonus is paid, such individual will receive their Annual 2023 Bonus (or a pro-rata portion of their 2023 Annual Bonus, if such termination occurs before December 30, 2023) as part of, and not in addition to, the severance benefits provided under the applicable Sovos Brands, Inc. Amended and Restated 2023 Severance Plan. The 2023 Annual Bonus will be paid on the Company’s regularly scheduled annual bonus payment date.
The treatment of Mr. Lachman’s 2023 Annual Bonus, if any, in the event of certain terminations of employment, is governed by the terms of his employment agreement, which is discussed under the section of this proxy statement entitled “Executive Severance Arrangements”.
2024 Annual Bonus Awards.   In the event the closing occurs in calendar year 2024, each Continuing Employee will be eligible to receive a prorated annual cash bonus for the pre-closing stub portion of 2024, the amount of which will be determined in good faith by the Compensation Committee in accordance with the Company AIP and based on the achievement of the applicable performance targets set by the Company, in consultation with Campbell and consistent with past practice and the 2024 budget established in the ordinary course of business (the “2024 Annual Bonuses”). Any such 2024 Annual Bonus will be measured as of the Effective Time, based on (1) the achievement of the established annual performance targets through the Effective Time, and (2) a reasonable forecast for the remainder of the year in light of the seasonality of the Company’s business, and prorated based on the number of days that elapsed between January 1, 2024, pursuant to the merger agreement — which, for the avoidance of doubt, is the second day of our fiscal year — and the closing date. The 2024 Annual Bonuses, if any, shall be payable on the earlier of: (a) the Company’s scheduled annual bonus date (to be scheduled in the ordinary course of business), and (b) 75 days following the end of the 2024 calendar year, in each case, subject to the Continuing Employee’s employment with the Company, Campbell, or their subsidiaries through the applicable payment date. Following the Closing, the Continuing Employees will be eligible to participate in an annual cash bonus program established by Campbell for the post-Closing portion of 2024, with the applicable performance targets thereunder determined in good faith by Campbell.
If an individual who is eligible for a 2024 Annual Bonus (other than Mr. Lachman) incurs a termination without Cause (as defined in the applicable Sovos Brands, Inc. Amended and Restated 2023 Severance Plan) on or after December 31, 2023 (the first day of our fiscal 2024) but before the Effective Time of the merger, such individual will receive a pro-rata portion of their 2024 Annual Bonus as part of, and not in addition to, the severance benefits provided under the applicable Sovos Brands, Inc. Amended and Restated 2023 Severance Plan (as discussed under the section of this proxy statement entitled “Severance Arrangements). The pro-rata portion of the 2024 Annual Bonus will be paid on the Company’s regularly scheduled annual bonus payment date.
If an eligible individual (other than Mr. Lachman) is terminated without Cause or resigns with Good Reason (as defined in the applicable Sovos Brands, Inc. Amended and Restated 2023 Severance Plan), in each case, on or after the Effective Time of the merger and December 31, 2023 (the first day of our fiscal 2024) but before the 2024 Annual Bonus is paid, such individual will receive a pro-rata portion of their 2024 Annual Bonus as part of, and not in addition to, the severance benefits provided under the applicable Sovos Brands, Inc. Amended and Restated 2023 Severance Plan (as discussed under the section of this proxy statement entitled “Severance Arrangements”). The pro-rata portion of the 2024 Annual Bonus will be paid on the Company’s regularly scheduled annual bonus payment date.
The treatment of Mr. Lachman’s 2024 Annual Bonus, if any, in the event of certain terminations of employment, is governed by the terms of his employment agreement, which is discussed under the section of this proxy statement entitled “Executive Severance Arrangements”.
Retention Bonuses.   The Company has provided and may provide, in consultation with Campbell, cash retention bonuses to certain employees who are not executive officers that will vest and become payable (1) if the closing date occurs on or before March 31, 2024, on the 60th calendar day following the closing date, and (2) if the closing date occurs after March 31, 2024, on the 30th calendar day following the closing date, in each case subject to continued employment through such date (or the individual’s earlier termination without Cause, resignation with Good Reason, or due to employee’s death or disability, each term, as defined in the applicable Amended and Restated 2023 Severance Plan). The aggregate amount of these retention bonuses may not exceed $4.5 million.
Transaction Bonuses.   The Company has provided, in consultation with Campbell, transaction completion bonuses to certain employees who are not executive officers (the “Transaction Bonuses”), up to a maximum of $1.5 million in the aggregate. The Transaction Bonuses shall generally vest on the closing date, subject to continued employment through such date, and be paid (in each case, less employee income, payroll and other tax withholdings) on the first regularly scheduled payroll date thereafter.
Appreciation Bonuses.   The Company may award cash bonuses to certain employees below the level of vice president which, for the avoidance of doubt, will not include any executive officers, (the “Appreciation Bonuses”), which will vest on the closing date, subject to continued employment through such date, and be paid (in each case, less employee income, payroll and other tax withholdings) promptly following the closing. As of the date hereof, the aggregate amount of such Appreciation Bonuses is estimated to be approximately $2.07 million and is not expected to exceed $3.0 million. The Company plans to award such Appreciation Bonuses to its hourly manufacturing employees.
Severance Arrangements
Under Mr. Lachman’s employment agreement, as most recently amended on June 29, 2023, in the event that his employment is terminated without Cause (as defined below) or due to Disability (as defined below), or he resigns with Good Reason (as defined below), or the Company elects not to renew his employment agreement (collectively, a “Qualifying Termination”), in each case, within 24 months following a change in control, Mr. Lachman is eligible to receive the following severance benefits, subject to his execution and non-revocation of a release of claims:
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an amount equal to the sum of two (2) times the executive’s base salary plus two (2) times his target bonus, payable in substantially equal installments for 24 months following the termination date;

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a pro rata portion of Mr. Lachman’s annual bonus that he would have been entitled to receive with respect to the year of termination based upon the percentage of the fiscal year that elapsed through the date of his termination of employment and the Company’s performance, payable when such bonus would have otherwise been payable but for his termination of employment (“Pro Rata Bonus”); and

•
to the extent that Mr. Lachman timely elects continuation coverage under COBRA, reimbursement for the applicable COBRA premiums, if any, under the Company’s or its subsidiaries’, as applicable medical, dental and vision plans for him and his eligible dependents until the earlier of (x) 18 months following Mr. Lachman’s termination, or (y) until new employment that provides substantially similar medical, dental and vision coverage is obtained (“COBRA Benefit”).

If Mr. Lachman incurs a Qualifying Termination prior to a change in control, he is eligible to receive the following severance benefits instead of the benefits provided above:
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an amount equal to the sum of two (2) times the executive’s base salary plus one (1) times his target bonus, payable in substantially equal installments for 24 months following the termination date;

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the Pro Rata Bonus; and

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the COBRA Benefit.

The payments and benefits provided under Mr. Lachman’s employment agreement are in lieu of any other termination or severance payments or benefits for which he may be eligible under any of the plans, policies or programs of the Company or any of its subsidiaries or affiliates. In consideration of the payments and benefits under Mr. Lachman’s employment agreement, such agreement includes a non-solicitation covenant as well as a confidentiality covenant in the Company’s favor.
The following definitions apply for purposes of the severance payments and benefits provided under Mr. Lachman’s employment agreement.
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“Cause” shall mean Mr. Lachman’s (i) willful failure or willful refusal to substantially perform his employment duties to the Company and its affiliates; (ii) willful misconduct or gross negligence in the performance of duties to the Company and its affiliates; (iii) willful failure to act in good faith in accordance with specific, reasonable and lawful instructions from the Company Board (other than by reason of a Disability); (iv) indictment for, conviction of, or pleading nolo contendere to, a felony, or a crime of moral turpitude that has a material effect on the Company; (v) intentional theft from, intentional fraud on or intentional embezzlement from the Company or its affiliates or (vi) material breach of his employment agreement; provided, that with respect to items (i), (iii) and (vi), any such action will constitute “Cause” only if (1) the Company Board notifies Mr. Lachman in writing of any action of Mr. Lachman that purportedly constitutes Cause, which notice specifies in detail the alleged facts and specific action which the Company Board deems are a basis for a termination for Cause and (2) Mr. Lachman fails to remedy such action within 30 days following the receipt of such written notice.

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“Disability” shall be defined as the inability of Mr. Lachman to perform his material duties due to a physical or mental injury, infirmity or incapacity for 180 days (including weekends and holidays) in any 365-day period or 90 consecutive days in any 180-day period, as determined by a qualified physician mutually acceptable to Mr. Lachman and the Company.

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“Good Reason” shall mean the occurrence of any of the following events without the express written consent of Mr. Lachman: (i) a reduction in his title or a material reduction by the Company in the degree of his responsibility and authority, which shall be deemed to occur if he becomes the chief executive officer of a division or subsidiary of an operating company in lieu of being chief executive officer of the Company’s ultimate parent operating company, including following a change in control or other corporate transaction; (ii) a reduction in the executive’s base salary or target bonus; (iii) a change in his reporting obligations that result in him no longer reporting directly to the Company Board; (iv) Mr. Lachman’s place of employment or the principal executive offices of the Company become located outside the San Francisco Bay Area (defined as the following nine counties: Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano and Sonoma); or (v) a material breach of Mr. Lachman’s employment agreement by the Company.

Additionally, the Company provides severance payments and benefits to certain employees of the Company whose position is that of a Senior Vice President or who is a member of the Senior Executive Team of the Company (including Mr. Hermida and Mr. Jensen and each of our other executive officers, other than Mr. Lachman) under the Sovos Brands, Inc. Amended and Restated 2023 Severance Plan for Executives. Under this plan, if an executive’s employment is terminated by the Company without Cause or the executive resigns with Good Reason (as defined below), in each case, within 18 months of a change in control, the Company shall pay to the executive the following severance benefits:
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an amount equal to the executive’s base salary, at the rate in effect on the date of termination, for a period of 18 months, payable in substantially equal installments in accordance with the Company’s regular payroll practices as in effect from time to time;

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an amount equal to the executive’s Annual Target Bonus (as defined below) multiplied by 1.5 payable in substantially equal installments over a period of 18 months following such executive’s date of termination in accordance with the Company’s regular payroll practices as in effect from time to time;

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the Pro-Rata Bonus (as defined below), payable when the annual bonus would have otherwise been payable to the executive had his or her employment not terminated; and

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to the extent that the executive timely elects continuation coverage under COBRA, reimbursement for the applicable COBRA premiums, if any, under the Company’s or its subsidiaries’, as applicable, medical, dental and vision plans for such executive and his or her eligible dependents until the earlier of (i) 18 months following such executive’s date of termination or (ii) until the executive obtains new employment that provides substantially similar medical, dental and vision coverage.

If an executive covered under the Sovos Brands, Inc. Amended and Restated 2023 Severance Plan for Executives is terminated by the Company without Cause before a change in control, the executive will be eligible to receive the following benefits instead of the benefits provided above:
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an amount equal to the executive’s base salary, at the rate in effect on the date of termination, for a period of 12 months, payable in substantially equal installments in accordance with the Company’s regular payroll practices as in effect from time to time;

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the Pro-Rata Bonus (as defined below), payable when the annual bonus would have otherwise been payable to the executive had his or her employment not terminated; and

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to the extent that the executive timely elects continuation coverage under COBRA, reimbursement for the applicable COBRA premiums, if any, under the Company’s or its subsidiaries’, as applicable, medical, dental and vision plans for such executive and his or her eligible dependents until the earlier of (i) 12 months following such executive’s date of termination or (ii) until the executive obtains new employment that provides substantially similar medical, dental and vision coverage.

The following definitions apply for purposes of the payments and benefits provided under the Sovos Brands, Inc. Amended and Restated 2023 Severance Plan for Executives:
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“Annual Target Bonus” means the amount of an executive’s current year annual bonus at “target” performance levels, provided that if an annual bonus target has not been set for the current year, the “Annual Target Bonus” shall be the annual bonus target for the immediately preceding year.

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“Cause” means the occurrence of any of the following events: (i) an executive’s willful failure or willful refusal to substantially perform his or her employment duties to the Company; (ii) an executive’s willful misconduct or gross negligence in the performance of such executive’s duties to the Company; (iii) an executive’s willful failure to act in good faith in accordance with specific, reasonable and lawful instructions from the Company Board or the Chief Executive Officer of the Company (other than by reason of a disability); (iv) an executive’s indictment for, conviction of, or pleading nolo contendere to, a felony, or a crime of moral turpitude that has a material effect on the Company; (v) an executive’s intentional theft from, intentional fraud on or intentional embezzlement from the Company, (vi) a material breach of an executive’s employment agreement with the Company, or (vii) an executive’s material violation of the code of conduct or similar written policy, including, without limitation, any sexual harassment policy, of the Company; provided, that with respect to items (i), (ii) and (vi), any such action will constitute “Cause” only if (1) the Company notifies such executive in writing of any action of such executive that purportedly constitutes Cause, which notice specifies in detail the alleged facts and specific action which the Company Board deems are a basis for a termination for Cause and (2) such executive fails to remedy such action within 30 days following the receipt of such written notice. The determination that a termination of the executive’s employment is either for Cause or without Cause shall be made by the Company, in its sole discretion.

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During the 18 months following a change in control, “Good Reason” means without the express written consent of the executive: (i) a diminution in the executive’s title or reporting relationship or a material diminution in the executive’s duties, responsibilities or authorities; (ii) a material reduction in the executive’s base salary, annual bonus opportunity or other aggregate compensation and benefits; or (iii) relocation of the executive’s principal location of employment by more than 50 miles that also increases the executive’s regular one-way commute or the requirement that an executive who is fully remote perform his or her duties from any particular location; or (iv) the failure of the Company to require any successor employer of the executive to assume the severance plan with respect to such executive. An executive may not resign or otherwise terminate his or her employment for any reason set forth above as Good Reason unless such executive (x) notifies the Company in reasonable detail within ninety (90) days following his or her initial knowledge of an event that would constitute Good Reason, (y) the Company fails to remedy such event within 30 days following receipt of such notice, and (z) such executive terminates employment within 60 days following the end of such 30-day remedy period.
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“Pro-Rata Bonus” means (i) an amount equal to an executive’s annual bonus for the fiscal year in which his or her termination occurs based on actual achievement of Company performance measures under the Company AIP for such fiscal year (which for executives at the level of Senior Vice President shall be subject to the individual performance modifier under the Company AIP as determined in the Company’s sole discretion), multiplied by a fraction, the numerator of which shall be the number of days such executive was employed by the Company during the fiscal year in which the termination occurred and the denominator of which is the number of days in such fiscal year and (ii) in the event an executive’s termination occurs after the conclusion of a fiscal year but prior to the payment of annual bonuses (if any) for such fiscal year, 100% of such executive’s annual bonus for such completed fiscal year based on actual achievement of Company performance measures under the Company AIP for such fiscal year (which for executives at the level of Senior Vice President shall be subject to the individual performance modifier under the Company AIP as determined in the Company’s sole discretion); provided, that, in each case, during the 18 months following a change in control, individual performance modifiers under the Company AIP shall be disregarded and the Pro-Rata Bonus shall be payable based solely on actual achievement of Company performance measures under the Company AIP

The Company also provides severance payments and benefits to certain employees of the Company whose position is that of Vice President or above (but who are not eligible under the Sovos Brands, Inc. Amended and Restated 2023 Executive Severance Plan described above) pursuant to the Sovos Brands, Inc. Amended and Restated 2023 Severance Plan for Vice Presidents. Under this plan, if an eligible employee’s employment is terminated by the Company without Cause or the employee resigns with Good Reason (as defined below), in each case, within 12 months of a change in control, the Company shall pay to the employee the following severance benefits:
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an amount equal to the employee’s base salary, at the rate in effect on the date of termination, for a period of 12 months, payable in substantially equal installments in accordance with the Company’s regular payroll practices as in effect from time to time;

•
an amount equal to the employee’s Annual Target Bonus (as defined below) payable in substantially equal installments over a period of 12 months following such employee’s date of termination in accordance with the Company’s regular payroll practices as in effect from time to time;

•
the Pro-Rata Bonus (as defined below), payable when the annual bonus would have otherwise been paid to the employee had his or her employment not terminated; and

•
to the extent that the employee timely elects continuation coverage under COBRA, reimbursement for the applicable COBRA premiums, if any, under the Company’s or its subsidiaries’, as applicable, medical, dental and vision plans for such employee and his or her eligible dependents until the earlier of (i) 12 months following such employee’s date of termination or (ii) until the employee obtains new employment that provides substantially similar medical, dental and vision coverage.

If an employee covered under the Sovos Brands, Inc. Amended and Restated 2023 Severance Plan for Vice Presidents is terminated by the Company without Cause before a change in control, the employee will be eligible to receive the following benefits instead of the benefits provided above:
•
an amount equal to the employee’s base salary, at the rate in effect on the date of termination, for a period of 6 months, payable in substantially equal installments in accordance with the Company’s regular payroll practices as in effect from time to time;

•
the Pro-Rata Bonus (as defined below), payable when the annual bonus would have otherwise been payable to the employee’s had his or her employment not terminated; and

•
to the extent that the employee timely elects continuation coverage under COBRA, reimbursement for the applicable COBRA premiums, if any, under the Company’s or its subsidiaries’, as applicable, medical, dental and vision plans for such employee and his or her eligible dependents until the earlier of

(i) 6 months following such employee’s date of termination or (ii) until the employee obtains new employment that provides substantially similar medical, dental and vision coverage.
The following definitions apply for purposes of the payments and benefits provided under the Sovos Brands, Inc. Amended and Restated 2023 Severance Plan for Vice Presidents:
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“Annual Target Bonus” means the amount of an employee’s current year annual bonus at “target” performance levels, provided that if an annual bonus target has not been set for the current year, the “Annual Target Bonus” shall be the annual bonus target for the immediately preceding year.

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“Cause” means the occurrence of any of the following events: (i) an employee’s failure to substantially perform his or her duties or obey lawful directives that continues after receipt of written notice from the Company and a ten (10)-day opportunity to cure; (ii) an employee’s gross misconduct or gross negligence in the performance of such employee’s duties; (iii) an employee’s fraud, embezzlement, theft, or any other act of material dishonesty or misconduct; (iv) an employee’s conviction of, indictment for, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude; (v) an employee’s (x) material breach or violation of any agreement with the Company, including any restrictive covenant agreement applicable to such employee, or (y) significant violation of the code of conduct or similar written policy, including, without limitation, any sexual harassment policy, of the Company; (vi) other conduct, acts or omissions by an employee that, in the good faith judgment of the Company, are likely to significantly injure the reputation, business or a business relationship of the Company; or (vii) prior to a change in control, any action or inaction by an employee that is determined by any two of the persons holding the following positions, each in his or her sole discretion, to constitute “Cause”: (x) the Chief Executive Officer of the Company, (y) the Chief Legal Officer of the Company, and (z) the Chief Human Resources Officer of the Company.

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During the 12 months following a change in control, “Good Reason” means (i) a material diminution in the employee’s title, degree of responsibility and authority, (ii) a material reduction in Total Compensation, (iii) relocation of the employee’s principal location of employment by more than 50 miles that also increases the employee’s regular one-way commute or the requirement that an employee who is fully remote perform his or her duties from any particular location; or (iv) the failure of the Company to require any successor employer of the employee to assume the Plan with respect to such employee; provided, that an employee may not resign or otherwise terminate his or her employment for any reason set forth above as Good Reason unless such employee (x) notifies the Company in reasonable detail within sixty (60) days following his or her initial knowledge of an event that would constitute Good Reason, (y) the Company fails to remedy such event within 30 days following receipt of such notice, and (z) such employee terminates employment within 30 days following the end of such 30-day remedy period.

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“Pro-Rata Bonus” means (i) an amount equal to an employee’s annual bonus for the fiscal year in which his or her date of termination occurs based on actual achievement of Company performance measures under the Company AIP for such fiscal year (which shall be subject to the individual performance modifier under the Company AIP as determined in the Company’s sole discretion), multiplied by a fraction, the numerator of which shall be the number of days such employee was employed by the Company during the fiscal year in which the date of termination occurred and the denominator of which is the number of days in such fiscal year and (ii) in the event an employee’s date of termination occurs after the conclusion of a fiscal year but prior to the payment of annual bonuses (if any) for such fiscal year, 100% of such employee’s annual bonus for such completed fiscal year based on actual achievement of Company performance measures under the Company AIP for such fiscal year (which shall be subject to the individual performance modifier under the Company AIP as determined in the Company’s sole discretion); provided, that, in each case, during the 12 months following a change in control, individual performance modifiers under the Company AIP shall be disregarded and the Pro-Rata Bonus shall be payable based solely on actual achievement of Company performance measures under the Company AIP.

•
“Total Compensation” means the sum of an employee’s (i) base salary and (ii) Annual Target Bonus.

Further, the Company provides severance payments and benefits to director-level employees, salaried employees who are below the director-level, and hourly employees of the Company under the Sovos

Brands, Inc. Amended and Restated 2023 Employee Severance Plan. Under this plan, if an employee’s employment is terminated by the Company without Cause or the employee resigns with Good Reason (as defined below), in each case, within 12 months of a change in control, the Company shall pay to the employee the following severance benefits:
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an amount equal to 2 weeks of the employee’s base compensation for each year of service, with a minimum of (i) 4 months of the employee’s base salary (for employees who are directors), (ii) 3 months of the employee’s base salary (for employees who are salaried employees), or (iii) 1 month of the employee’s hourly wage rate, assuming for this purpose that each covered hourly employee works 40 hours per week (or up to 2,080 hours per year) for each year of service (for employees who are hourly employees), in each case, up to an aggregate maximum of 6 months of base compensation, payable in substantially equal installments (such period during which base compensation is paid, “Severance Period”) in accordance with the Company’s regular payroll practices as in effect from time to time;

•
the Pro-Rata Bonus, payable when the annual bonus would have otherwise been payable to the employee had his or her employment not terminated; and

•
to the extent that the employee timely elects continuation coverage under COBRA, reimbursement for the applicable COBRA premiums, if any, under the Company’s or its subsidiaries’, as applicable, medical, dental and vision plans for such employee and his or her eligible dependents until the earlier of (i) 12 months following such employee’s date of termination or (ii) until the employee obtains new employment that provides substantially similar medical, dental and vision coverage.

If an employee covered under the Sovos Brands, Inc. Amended and Restated 2023 Employee Severance Plan is terminated by the Company without Cause before a change in control, the employee will be eligible to receive the following benefits instead of the benefits provided above:
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an amount equal to 2 weeks of the employee’s base compensation for each year of service (assuming, for purposes of calculating hourly employees’ base compensation, that each covered hourly employee works a 40 hour work week for 52 weeks for each complete year of service they have worked for the Company), up to an aggregate maximum of 6 months (such period, “Severance Period”), payable in substantially equal installments, in accordance with the Company’s regular payroll practices as in effect from time to time;

•
the Pro-Rata Bonus, payable when the annual bonus would have otherwise been payable to the employee had his or her employment not terminated; and

•
to the extent that the employee timely elects continuation coverage under COBRA, reimbursement for the applicable COBRA premiums, if any, under the Company’s or its subsidiaries’, as applicable, medical, dental and vision plans for such employee and his or her eligible dependents until the earlier of (i) the expiration of the Severance Period or (ii) until the employee obtains new employment that provides substantially similar medical, dental and vision coverage.

The following definitions apply for purposes of the payments and benefits provided under the Sovos Brands, Inc. Amended and Restated 2023 Employee Severance Plan:
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“Annual Target Bonus” means the amount of an employee’s current year annual bonus at “target” performance levels, provided that if an annual bonus target has not been set for the current year, the “Annual Target Bonus” shall be the annual bonus target for the immediately preceding year.

•
“Cause” means the occurrence of any of the following events: (i) an employee’s failure to substantially perform his or her duties or obey lawful directives that continues after receipt of written notice from the Company and a ten (10)-day opportunity to cure; (ii) an employee’s gross misconduct or gross negligence in the performance of such employee’s duties; (iii) an employee’s fraud, embezzlement, theft, or any other act of material dishonesty or misconduct; (iv) an employee’s conviction of, indictment for, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude; (v) an employee’s (x) material breach or violation of any agreement with the Company , including any restrictive covenant agreement applicable to such employee, (y) a significant violation of the code of conduct or similar written policy, including, without limitation, any sexual harassment policy, of the Company , or (z) a violation of any safety policy of the Company; (vi) other conduct, acts or omissions by an employee that, in the good faith judgment of the Company, are likely to significantly injure the reputation, business or a business relationship of the Company; or (vii) prior to a change in control, any action or inaction by an employee that is determined by any two of the persons holding the following positions, each in his or her sole discretion, to constitute “Cause”: (x) the Chief Executive Officer of the Company, (y) the Chief Legal Officer of the Company, and (z) the Chief Human Resources Officer of the Company.
•
During the 12 months following a change in control, “Good Reason” means (i) a material reduction in Total Compensation, (ii) relocation of the employee’s principal location of employment by more than 50 miles that also increases the employee’s regular one-way commute or the requirement that an employee who is fully remote perform his or her duties from any particular location; or (iii) the failure of the Company to require any successor employer of the employee to assume the Plan with respect to such employee; provided, that an employee may not resign or otherwise terminate his or her employment for any reason set forth above as Good Reason unless such employee (x) notifies the Company in reasonable detail within sixty (60) days following his or her initial knowledge of an event that would constitute Good Reason, (y) the Company fails to remedy such event within 30 days following receipt of such notice, and (z) such employee terminates employment within 30 days following the end of such 30-day remedy period.

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“Pro-Rata Bonus” means (i) an amount equal to an employee’s annual bonus for the fiscal year in which his or her date of termination occurs based on actual achievement of Company performance measures under the Company AIP for such fiscal year (which shall be subject to the individual performance modifier under the Company AIP as determined in the Company’s sole discretion), multiplied by a fraction, the numerator of which shall be the number of days such employee was employed by the Company during the fiscal year in which the date of termination occurred and the denominator of which is the number of days in such fiscal year and (ii) in the event an employee’s date of termination occurs after the conclusion of a fiscal year but prior to the payment of annual bonuses (if any) for such fiscal year, 100% of such employee’s annual bonus for such completed fiscal year based on actual achievement of Company performance measures under the Company AIP for such fiscal year (which shall be subject to the individual performance modifier under the Company AIP as determined in the Company’s sole discretion); provided, that, in each case, during the 12 months following a change in control, individual performance modifiers under the Company AIP shall be disregarded and the Pro-Rata Bonus shall be payable based solely on actual achievement of Company performance measures under the Company AIP.

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“Total Compensation” means the sum of an employee’s (i) base salary and (ii) Annual Target Bonus.

The Company provides certain executive benefits to its eligible executive officers through the Ayco Company, L.P. financial management program (the “Ayco Program”). The Ayco Program provides eligible executive officers with comprehensive financial planning services for an annual service fee of $15,000 per executive, which include, but may not be limited to, the following services: estate planning; insurance planning; tax planning; retirement planning; cash flow planning and investment planning. In addition, the Ayco Program provides digital financial planning services to designated employees for an annual service fee of $2,500 per executive. Services will be reviewed, advised upon, and/or performed, to the extent applicable to each eligible executive officer, on an as-needed basis. Pursuant to the Ayco Program, in the event a participating executive is entitled to severance benefits under an employment agreement or the applicable Sovos Brands, Inc. Amended and Restated 2023 Severance Plan, the Company will continue to pay the service fee for (and the executive will be entitled to continue to receive) (i) comprehensive financial planning services for 6 months following termination (for executives) and (ii) digital financial planning services for 6 months following termination (in the case of the termination of a Senior Vice President or a termination of a Vice President following a change in control) or 3 months (in the case of a termination of a Vice President prior to a change in control).
Section 280G
None of our directors, executive officers or other employees are entitled to any tax “gross-up”, indemnification or similar agreement or arrangement with respect to any taxes under Section 280G or 4999 of the Internal Revenue Code (“Section 280G”). In addition, pursuant to the terms of Mr. Lachman’s employment agreement, the Company’s severance plans and the terms and conditions of the Company RSUs and Company PSUs, our executive officers are subject to a “modified” or “better-off” cutback provision, pursuant to which the value of any transaction-related payments and benefits will be reduced to the maximum amount that does not trigger the loss of deductibility and excise tax under Section 280G, unless the executive would be better off (on an after-tax basis) receiving all payments and benefits.
The parties have agreed that, to the extent payments made or to be made to disqualified individuals (as determined pursuant to Section 280G) are reasonably expected to constitute parachute payments (within the meaning under Section 280G), the Company may, in consultation with Campbell, take the following steps to mitigate the potential impact of Section 280G: (i) entering into and/or extending noncompetition or similar covenants or (ii) to the extent the closing date will occur in 2024, accelerate into 2023 (a) the vesting of all or a portion of such disqualified individual’s equity awards (subject to clawback in the event the disqualified individual resigns without Good Reason or is terminated for Cause prior to the date such equity award otherwise would have vested), (b) payment of annual bonus amounts with respect to the 2023 annual performance period to the extent reasonably expected to be earned pursuant to 2023 performance goals or (c) the disqualified individual’s transaction bonus (as applicable). However, in no event will the Company be permitted to enter into or implement any tax “gross-up” or indemnification arrangements with respect to any taxes under Section 280G or 4999.
Executive Repayment Arrangements
All equity awards granted under the Company’s equity plans and amounts paid or payable under the Company AIP are subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Company may impose such other clawback, recovery or recoupment provisions in equity award agreements as it determines necessary or appropriate.
Directors’ and Officers’ Indemnification and Insurance
Subject to any limitation of law, for six years after the Effective Time, the Surviving Corporation (as defined below) has agreed to indemnify and hold harmless the present and former officers and directors of the Company and each of its subsidiaries and any present and former officers and directors of the Company or one of its subsidiaries who is or was serving at the request of the Company or any of its subsidiaries as a director, officer, manager, employee, fiduciary, agent or trustee (or equivalent position) of another entity or person (each an “Indemnified Person”) against and from any and all losses, claims, damages, costs, expenses, fines, liabilities, judgments, and amounts that are paid in settlement in any threatened (in writing) or actual claim, action, suit, proceeding or investigation, pertaining to (i) the fact that he or she is or was a director or officer of the Company or any of its subsidiaries, or served at the request of the Company or any of its subsidiaries as a director, officer, manager, employee, fiduciary, agent or trustee of another entity or person prior to the Effective Time, (ii) matters existing or occurring at or prior to the Effective Time, including the merger agreement and the transactions contemplated by the merger agreement or (iii) the enforcement of any Indemnified Person’s rights under the merger agreement, in each case (A) whether asserted or claimed prior to, at, or after the Effective Time and (B) to the same extent such Indemnified Persons are indemnified as of the date of the merger agreement by the Company pursuant to applicable law, the organizational documents of the Company and its subsidiaries and indemnification agreements in existence on the date of the merger agreement. For more detailed information see the section of this proxy statement entitled “The Merger Agreement — Directors’ and Officers’ Indemnification and Insurance.”
Voting Agreements
On August 7, 2023, in connection with the merger agreement, each of the Voting Parties entered into Voting Agreements with Campbell and agreed, among other things and subject to customary exclusions, to vote their Subject Shares to adopt the merger agreement and the transactions contemplated thereby, including the merger. Under the terms of each Voting Agreement, the relevant Voting Party has also agreed (a) to vote such Voting Party’s Subject Shares against any alternative acquisition proposal and (b) not to transfer its Subject Shares (subject to certain exceptions). In addition, the Advent Funds’ Voting Agreement contains a “no-shop” restriction that, among other things, prohibits the Advent Funds and their representatives from soliciting alternative acquisition proposals (subject to certain exceptions). Each of the Voting Agreements terminates upon, among other things, the termination of the merger agreement. For more information see the section of the proxy statement entitled “The Merger Agreement — Summary of the Voting Agreement.”
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of the U.S. federal income tax consequences of the merger that are relevant to holders of shares of Company Stock whose shares are converted into the right to receive cash pursuant to the merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service, which we refer to as the IRS, and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of Company Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).
This summary does not describe any of the tax consequences arising under the laws of any state, local or non-U.S. tax jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., estate, gift or the Medicare net investment income surtax). We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding tax consequences of the merger. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. Holder (each as defined below) or both, as the context may require.
This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:
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banks, insurance companies and other financial institutions;

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persons subject to the alternative minimum tax;

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tax-exempt organizations or governmental organizations;

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regulated investment companies, mutual funds or real estate investment trusts;

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persons who own an equity interest, actually or constructively, in Campbell or the Surviving Corporation following the merger;

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dealers in stocks and securities;

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traders in securities that elect to use the mark-to-market method of accounting for their securities;

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U.S. expatriates and former citizens or long-term residents of the United States;

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persons holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reducing transaction;

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persons that received their shares of Company Stock in a compensatory transaction;

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“controlled foreign corporations,” “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax; or

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U.S. Holders whose “functional currency” is not the U.S. dollar.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Company Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partnership. Partnerships holding the shares of Company Stock and partners therein should consult their tax advisors regarding the consequences of the merger.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY STOCKHOLDER. YOU SHOULD CONSULT YOUR TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO

THE MERGER IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN TAXING JURISDICTION.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Company Stock who or that is for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust (i) that is subject to the primary supervision of a court within the United States and one or more United States persons, as defined in section 7701(a)(30) of the Code, have authority to control all substantial decisions of the trust or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

The receipt of cash by a U.S. Holder in exchange for shares of Company Stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received by such U.S. Holder and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the merger. If a U.S. Holder acquired different blocks of Company Stock at different times or at different prices, such U.S. Holder must determine gain or loss separately for each block of shares exchanged for cash pursuant to the merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. A U.S. Holder’s gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the merger. A preferential tax rate on capital gain generally will apply to long-term capital gain of certain non-corporate U.S. Holders. There are limitations on the deductibility of capital losses.
Non-U.S. Holders
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares of Company Stock who or that is neither a U.S. Holder nor a partnership (or an entity taxable as a partnership) for U.S. federal income tax purposes.
The receipt of cash by a Non-U.S. Holder in exchange for shares of Company Stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Any gain realized by a Non-U.S. Holder pursuant to the merger generally will not be subject to U.S. federal income tax unless:
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the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax on a net income basis at graduated rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable tax treaty);

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such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the merger, and certain other specified conditions are met, in which case such gain will generally be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable tax treaty), but may be offset by certain U.S. source capital losses of the Non-U.S. Holder, provided that the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses; or

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the Company is or has been a “United States real property holding corporation” (a “USRPHC”), as such term is defined in Section 897(c) of the Code, at any time within the shorter of the five-year period preceding the merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of common stock, (the “relevant period”) and, if shares of common stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such

Non-U.S. Holder owns directly or is deemed to own pursuant to attribution rules more than 5% of Company Stock at any time during the relevant period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, except that the branch profits tax will not apply. The Company believes that it is not, and has not been, a USRPHC at any time during the five-year period preceding the merger.
Information Reporting and Backup Withholding
Information reporting and backup withholding may apply to the proceeds received by a holder pursuant to the merger. Backup withholding generally will not apply to (1) a U.S. Holder who furnishes an accurate taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding (generally on an IRS Form W-9), or otherwise establishes a basis for exemption from backup withholding, or (2) a Non-U.S. Holder who furnishes the required certification as to their non-U.S. status, such as by providing a valid IRS Form W-8BEN (or W-8BEN-E) or IRS Form W-8ECI, or otherwise establishes an exemption. Amounts withheld, if any, under the backup withholding rules are not an additional tax and may be refunded or credited against the holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS. Copies of information returns that are filed with the IRS may be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which a Non-U.S. Holder resides or is established.
Delisting and Deregistration of Our Company Stock
If the merger is completed, our Company Stock will be delisted from the NASDAQ Global Select Market and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of our Company Stock.
If our stockholders do not adopt the merger agreement or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares in connection with the merger. Instead, we will remain an independent public company and our Company Stock will continue to be listed and traded on the NASDAQ Global Select Market, so long as we continue to meet the applicable listing requirements.
Governmental and Regulatory Approvals
Under the HSR Act and the rules promulgated thereunder, Campbell and the Company cannot complete the merger until they notify and furnish information to the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice, and statutory waiting period requirements are satisfied. Campbell and the Company filed the notification and report forms under the HSR Act with the U.S. Federal Trade Commission and the Antitrust Division on August 21, 2023.
Anticipated Closing of the Merger
We intend to complete the closing of the merger promptly after all of the conditions to consummation of the merger are satisfied or waived, including the approval of the merger agreement by our stockholders and the absence of any injunctions to the merger. We currently expect the merger to be completed fourth quarter of calendar 2023, although we cannot assure completion by any particular date, if at all. We will issue a press release and letters of transmittal for your use once the merger has been completed.

THE MERGER AGREEMENT
The following is a summary of the material terms and conditions of the merger agreement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. This summary is qualified in its entirety by reference to the complete text of the Agreement and Plan of Merger, dated as of August 7, 2023, a copy of which is attached to this proxy statement as Annex A, and which is incorporated by reference into this proxy statement. We encourage you to read the merger agreement carefully and in its entirety because it is the legal document that governs the merger.
Explanatory Note Regarding the Merger Agreement
The following summary of the Agreement and Plan of Merger, dated as of August 7, 2023 (the “merger agreement”), a copy of which is attached as Annex A to this proxy statement, is intended to provide information regarding the terms of the merger agreement and is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. In particular, the merger agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company or any of its subsidiaries or affiliates. The merger agreement contains representations and warranties by the Company, Campbell and Merger Sub which were made only for purposes of the merger agreement and as of specified dates. The representations, warranties and covenants in the merger agreement were made solely for the benefit of the parties to the merger agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by the disclosure schedules to the merger agreement; were made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts; and may apply contractual standards of materiality or material adverse effect that generally differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Additional information about the Company may be found elsewhere in this proxy statement and the Company’s other public filings. See the section entitled “Where You Can Find More Information; Incorporation of Certain Documents by Reference.”
Structure of the Merger
At the Effective Time, Merger Sub will be merged with and into the Company in accordance with the DGCL. As a result of the merger, the separate existence of Merger Sub will cease, and the Company will be the surviving corporation (“Surviving Corporation”). At the Effective Time and by virtue of the merger, the certificate of incorporation of the Surviving Corporation will be amended and restated in its entirety. The bylaws of the Company as in effect will be amended and restated to read in their entirety as set forth in the bylaws of Merger Sub in effect immediately prior to the Effective Time (except that references to the name of Merger Sub will be replaced by reference to the name of the Surviving Corporation), and as so amended and restated, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with applicable laws. At the Effective Time, the directors of Merger Sub will be the directors of the Surviving Corporation and the officers of Merger Sub will be the officers of the Surviving Corporation, until their respective death, resignation or removal or until their successors are duly elected or appointed and qualified in accordance with applicable law and the governing documents of the Surviving Corporation.
Closing and Effective Time of the Merger
Unless another time, date or place is mutually agreed in writing by the Company and Campbell, the closing of the merger will take place as soon as possible, but in any event no later than two (2) business days after the date the closing conditions set forth in the merger agreement and described in the section of this proxy statement entitled “The Merger Agreement — Conditions to Completion of the Merger” (other than conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or, to the extent permissible, written waiver of such conditions at the closing by the party or parties entitled to the benefit of such conditions) have been satisfied or, to the extent permissible, waived in writing by the party or parties entitled to the benefit of such conditions, or at such other place (or by means of remote communication), at such other time or on such other date as Campbell and the Company may mutually agree.

As of the date of this proxy statement, the parties expect to complete the merger in the fourth quarter of calendar 2023. However, completion of the merger is subject to the satisfaction or waiver of the conditions to the completion of the merger, which are described below, and it is possible that factors outside the control of the Company or Campbell could delay the completion of the merger or prevent it from being completed at all. There may be a substantial amount of time between the special meeting and the completion of the merger. The parties expect to complete the merger promptly following the receipt of all required approvals.
Effect of the Merger on the Company Stock
At the Effective Time, each share of Company Stock outstanding immediately prior to the Effective Time (other than shares of restricted stock issued pursuant to Company equity awards, shares owned by the Company as treasury stock (other than shares in an employee benefit plan) and shares owned by Campbell, Merger Sub, any other subsidiary of the Company or of Campbell or any stockholder who has properly demanded appraisal rights in accordance with Delaware law) will be converted into the right to receive (i) $23.00 in cash, without interest, (ii) plus an additional $0.00182 per day beginning on May 8, 2024, up to, but excluding, the date the merger becomes effective if the merger is not effective by May 7, 2024. As of the Effective Time, all such shares of Company Stock will no longer be outstanding and will automatically be canceled and retired and cease to exist, and will thereafter represent only the right to receive the Merger Consideration to be paid in accordance with the terms of the merger agreement.
At the Effective Time, each share of Company Stock held by the Company as treasury stock (other than shares in an employee benefit plan) or owned by Campbell or Merger Sub will be canceled without payment of any consideration. At the Effective Time, each share of the Company Stock held by any subsidiary of the Company or Campbell (other than Merger Sub) will be canceled and retired and will cease to exist, and will thereafter be converted into such number of shares of stock of the Surviving Corporation such that each such subsidiary owns the same percentage of the outstanding capital stock in the Surviving Corporation immediately following the Effective Time as such subsidiary owned in the Company immediately prior to the Effective Time. In addition, shares of the Company Stock outstanding immediately prior to the Effective Time and held by a stockholder who has not voted in favor of the merger or consented thereto in writing and who has properly demanded appraisal for such shares in accordance with Delaware law will not be converted into the right to receive the Merger Consideration, unless and until such holder fails to perfect, withdraws or otherwise loses the right to appraisal. If any holder of shares of Company Stock that demands appraisal rights properly perfects such rights, such holder will be entitled to the fair value of such shares as determined by the Delaware Court of Chancery plus interest, as further described in the section of this proxy statement entitled “Appraisal Rights.”
Each share of common stock of Merger Sub outstanding immediately prior to the Effective Time will be converted into one share of common stock of the Surviving Corporation.
Procedures for Surrendering Shares for Payment
Prior to the Effective Time, Campbell will appoint an exchange agent reasonably acceptable to the Company for the purpose of exchanging the Merger Consideration for certificates representing shares of the Company Stock (if any) or uncertificated shares of the Company Stock (other than shares of Company Restricted Stock (which will be addressed in accordance with the procedures described in “— Treatment of Company Equity Awards” below)). At or prior to the Effective Time, Campbell will deposit (or cause to be deposited) cash with the exchange agent sufficient to make all payments of the Merger Consideration payable in respect of the certificates representing shares of the Company Stock (if any) or uncertificated shares of the Company Stock (other than shares of Company Restricted Stock). The cash amount deposited with the exchange agent must be invested in certain U.S. treasury bonds, commercial paper, certificates of deposits and money market funds, but in any case with maturities of no more than three months. If there are any losses on such investments, Campbell must make additional cash deposits with the exchange agent sufficient to make all payments of the Merger Consideration in accordance with the merger agreement.
Promptly after the Effective Time (but no later than five (5) business days thereafter), Campbell will send, or cause the exchange agent to send, to each holder of shares of the Company Stock (other than shares of Company Restricted Stock) at the Effective Time a letter of transmittal and instructions (which will be in a customary form and will specify that the delivery will be effected, and risk of loss and title will pass, only upon proper delivery of certificates representing shares of the Company Stock or transfer of uncertificated shares of the Company Stock to the exchange agent) for use in such exchange.
Each holder of shares of the Company Stock (other than shares of Company Restricted Stock) that have been converted into the right to receive the Merger Consideration will be entitled to receive, upon (i) surrender to the exchange agent of a certificate (if any), together with a properly completed letter of transmittal, or (ii) receipt of an “agent’s message” by the exchange agent (or such other evidence, if any, of transfer as the exchange agent may reasonably request) in the case of a book-entry transfer of uncertificated shares, in each case (i) or (ii), the Merger Consideration payable for the Company Stock represented by a certificate or uncertificated share. Upon such surrender or such transfer, Campbell shall direct the exchange agent to deliver to each holder of shares of Company Stock an amount of cash equal the Merger Consideration payable for each share of Company Stock held by such holder by check or wire transfer (as specified in such holder’s letter of transmittal). Until so surrendered or transferred, as the case may be, each such certificate or uncertificated share will represent after the Effective Time for all purposes only the right to receive such Merger Consideration. No interest will be paid or will accrue on the cash payable upon the surrender or transfer, as the case may be, of such certificate or uncertificated share.
If any portion of the Merger Consideration is to be paid to a person other than the person in whose name the surrendered certificate or the transferred uncertificated share is registered, it will be a condition to such payment that (i) either such certificate be properly endorsed or otherwise be in proper form for transfer or such uncertificated share be properly transferred and (ii) the person requesting such payment must pay to the exchange agent any transfer or other taxes required as a result of such payment or establish to the reasonable satisfaction of the exchange agent and Campbell that such tax has been paid or is not payable.
After the Effective Time, there will be no further registration of transfers of shares of Company Stock. If, after the Effective Time, certificates representing shares of Company Stock or uncertificated shares of Company Stock are presented to the Surviving Corporation or the exchange agent, they will be canceled and exchanged for the Merger Consideration.
Any portion of the Merger Consideration deposited with the exchange agent for payment to the holders of shares of Company Stock that have been converted into the right to receive the Merger Consideration that remains unclaimed by such holders twelve (12) months after the Effective Time will be returned to Campbell, upon demand, and any such holder who has not exchanged shares of Company Stock will thereafter look only to Campbell for payment of the Merger Consideration in respect of such shares without any interest thereon and subject to any required tax withholding. Campbell will not be liable to any holder of shares of Company Stock for any amount paid to any governmental authority pursuant to applicable abandoned property, escheat or similar applicable law. Any amounts remaining unclaimed by such holders of shares of Company Stock two years after the Effective Time (or the date immediately before such amounts would otherwise escheat to or become property of any governmental authority, if earlier) will become, to the extent permitted by applicable law, the property of Campbell.
Withholding
Each of Campbell, the Company, Merger Sub, the Surviving Corporation and the exchange agent is entitled to deduct and withhold from the Merger Consideration otherwise payable to any person pursuant to the merger agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law, and each is required to timely remit any amounts so deducted or withheld to the applicable governmental authority. If the exchange agent, Campbell, the Company, Merger Sub or the Surviving Corporation deducts or withholds amounts and timely remits such amounts to the applicable governmental authority, such amounts will be treated for all purposes of the merger agreement as having been paid to such person from whose payment such amounts were deducted and withheld.
Treatment of Company Equity Awards
The merger agreement provides that the Company equity awards outstanding immediately prior to the consummation of the merger will be treated as follows:
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At the Effective Time, each outstanding share of Company Restricted Stock will be automatically converted into the right to receive an amount (subject to applicable withholding, if any) in cash equal to the Merger Consideration; provided that, except as provided in the merger agreement, each share of performance-based Company Restricted Stock for which the applicable performance condition remains unsatisfied (after giving effect to the merger) shall, in accordance with its terms, be forfeited to the Sovos Brands Limited Partnership as of the closing for no consideration to the applicable holder thereof and thereafter shall be converted into the right to receive the Merger Consideration in accordance with, and subject to the terms of, the merger agreement.
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At the Effective Time, each outstanding Company RSU will:

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if held by a non-employee director or former service provider of the Company, be automatically cancelled and converted into the right to receive an amount (subject to applicable withholding, if any) in cash equal to: (a) the Merger Consideration; multiplied by (b) the total number of shares of Company Stock subject to such Company RSU; and

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if held by any other person, be automatically cancelled and converted into a Campbell RSU with respect to a number of shares of common stock of Campbell (“Campbell Common Stock”) equal to: (a) the number of shares of Company Stock subject to such Company RSU; multiplied by (b) a quotient obtained by dividing (i) the Merger Consideration, by (ii) the volume-weighted average closing price per share of Campbell Common Stock on the New York Stock Exchange for the five consecutive trading day period ending on the last trading day preceding the date of the merger. Each Campbell RSU shall continue to have the same terms and conditions (including vesting and payment schedule) as applied to the corresponding Company RSU immediately prior to the Effective Time, with the merger considered to have constituted a “change in control,” with respect to each such Campbell RSU.

•
At the Effective Time, each outstanding Company PSU will:

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if held by a non-employee director or former service provider of the Company, be automatically cancelled and converted into the right to receive an amount (subject to applicable withholding, if any) in cash equal to: (a) the Merger Consideration; multiplied by (b) the total number of shares of Company Stock subject to such Company PSU, with the performance conditions deemed achieved at the target level (i.e., 100%), or if applicable under the terms of the award, the actual level of performance calculated as of the Effective Time (if greater); and

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if held by any other person, be automatically cancelled and converted into a Campbell RSU with respect to a number of shares of Campbell Common Stock equal to: (a) the number of shares of Company Stock subject to such Company PSU, with the performance conditions deemed achieved at the target level (i.e., 100%), or if applicable under the terms of the award, the actual level of performance calculated as of the Effective Time (if greater); multiplied by (b) a quotient obtained by dividing (i) the Merger Consideration, by (ii) the volume-weighted average closing price per share of Campbell Common Stock on the New York Stock Exchange for the five consecutive trading day period ending on the last trading day preceding the date of the merger. Each Campbell RSU shall continue to have the same terms and conditions (including time-based vesting and payment schedule, but excluding any performance-based vesting conditions) as applied to the corresponding Company PSU immediately prior to the Effective Time, with the merger considered to have constituted a “change in control,” with respect to each such Campbell RSU.

Any shares of Company restricted stock, Company RSUs and Company PSUs entitled to receive cash consideration as described above will be paid as soon as reasonably practicable after the Effective Time and in no event later than five business days following the Effective Time.
For more information regarding the treatment of Company equity awards, see the section of this proxy statement entitle “Proposal No. 1: Adoption of the Merger Agreement — Treatment of Company Equity, Cash and Annual Bonus Awards.”
Representations and Warranties
The Company’s representations and warranties to Campbell in the merger agreement relate to, among other things:
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the organization, good standing and qualification of the Company and its subsidiaries;

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the corporate power and authority to execute, deliver and perform the merger agreement and to consummate the transactions contemplated by the merger agreement;

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required regulatory filings and authorizations, consents or approvals of governmental entities;

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the absence of certain breaches, violations, defaults, notice or consent requirements, termination, cancellation, acceleration, payment or other change of any rights or obligations under certain contracts, organizational documents and laws, in each case arising out of the execution, delivery and performance of, and consummation of the transactions contemplated by, the merger agreement and assuming approval of the stockholders;

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the capitalization of the Company and its subsidiaries, including the number of outstanding shares of Company Stock, Company preferred stock, Company Restricted Stock, Company RSUs, and Company PSUs;

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the reports, schedules, forms, statements and other documents required to be filed with the SEC and other regulatory agencies and the accuracy of the information contained in those documents;

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the financial statements of the Company and its internal system of disclosure controls and procedures concerning financial reporting;

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the disclosure documents required to be filed with the SEC in connection with the merger (including this proxy statement);

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the absence of certain changes or events since April 1, 2023;

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the absence of certain undisclosed liabilities;

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compliance with laws by the Company and its subsidiaries since September 23, 2021;

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certain matters related to the insurance policies and arrangements of the Company and its subsidiaries;

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the absence of certain litigation, actions, suits, investigations or proceedings;

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real property owned or leased by the Company and its subsidiaries;

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ownership of or rights with respect to the intellectual property of the Company and its subsidiaries;

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compliance with laws related to data privacy and cybersecurity by the Company and its subsidiaries;

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the payment of taxes, the filing of tax returns and other tax matters related to the Company and its subsidiaries;

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compensation and benefits plans, agreements and arrangements with or concerning employees of the Company and its subsidiaries;

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compliance with laws related to labor and employment by the Company and its subsidiaries;

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compliance with environmental laws, permits and licenses by the Company and its subsidiaries and other environmental matters;

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certain material contracts of the Company and its subsidiaries;

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the top customers and suppliers of the Company and its subsidiaries taken in the aggregate;

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the absence of certain related party transactions between the Company or its subsidiaries, on the one hand, and any related parties on the other hand;

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compliance with laws related to food regulatory matters by the Company and its subsidiaries;

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brokers’ and finders’ fees and other expenses payable by the Company;

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receipt by the Company Board of the opinion of the Company’s financial advisor; and

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applicability of, and the Company’s compliance with, certain state takeover statutes.

Campbell’s representations and warranties to the Company in the merger agreement relate to, among other things:
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the corporate organization, good standing and qualification of each of Campbell and Merger Sub;

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the corporate power and authority to execute, deliver and perform the merger agreement and to consummate the transactions contemplated by the merger agreement;

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required regulatory filings and authorizations, consents or approvals of governmental entities;

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the absence of certain breaches, violations, defaults, consent requirements, termination, cancellation, acceleration or other change of any rights or obligations under certain contracts, organizational documents and laws, in each case arising out of the execution, delivery and performance of, and consummation of the transactions contemplated by, the merger agreement;

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the capitalization of Merger Sub;

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the adequacy of funds to consummate the merger and to pay all fees, expenses or other amounts payable by Campbell or Merger Sub under or in connection with the merger agreement or the transactions contemplated by the merger agreement;

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the accuracy of information supplied by Campbell with respect to Campbell, Merger Sub and their subsidiaries to be included in this proxy statement;

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the lack of status as an interested stockholder by Campbell, Merger Sub or any of their respective affiliates or associates within the last three years;

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beneficial ownership of shares of the Company’s common stock by Campbell, Merger Sub or any of their respective subsidiaries; and

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brokers’ and finders’ fees and other expenses payable by Campbell.

None of the representations and warranties in the merger agreement survive the Effective Time.
Definition of “Company Material Adverse Effect”
Many of the Company’s representations and warranties in the merger agreement are qualified by a “Company Material Adverse Effect” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct has had or would reasonably be expected to have, individually or in the aggregate, a “Company Material Adverse Effect”). For purposes of the merger agreement, a “Company Material Adverse Effect” means a material adverse effect on the condition (financial or otherwise), business, assets, or results of operations of the Company and its subsidiaries, taken as a whole, excluding any event, change, circumstance, effect, occurrence, condition, state of facts or development arising or resulting from or relating to any of the following:
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changes, developments or conditions after the date of the merger agreement in financial or securities markets or relevant to the Company’s and its subsidiaries’ operations;

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changes, developments or conditions after the date of the merger agreement in the general economic or political conditions relevant to the Company’s and its subsidiaries’ operations or industries;

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any actual or proposed adoption, implementation, enforcement, promulgation, repeal, amendment, interpretation, reinterpretation or other changes in applicable law or GAAP after the date of the merger agreement;

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acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or any material worsening of such conditions threatened or existing as of the date of the merger agreement;

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natural disasters, calamities or force majeure events;

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any epidemic or pandemic (including the COVID-19 pandemic);

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the execution, public announcement or pendency of the merger agreement or the transactions contemplated by the merger agreement or the consummation of such transactions (including the identity of Campbell or any of its affiliates as the acquiror of the Company) (subject to exceptions);

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any communication by Campbell or any of its affiliates with respect to the post-closing conduct of the business or deployment or disposition of any of the assets of the Company or any of its subsidiaries (subject to exceptions);

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any failure of the Company or any of its subsidiaries to meet, with respect to any periods, any internal projections, forecasts, estimates of earnings or revenues or business plans (however, the underlying facts or basis for such failure that are not otherwise excluded from the definition of  “Company Material Adverse Effect” may be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect);

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any decline in the market price or trading volume of the Company’s common stock (however, the underlying facts or basis for such failure that are not otherwise excluded from the definition of  “Company Material Adverse Effect” may be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect);

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any actions taken by the Company or any of its subsidiaries as required by the merger agreement; or

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any action explicitly required under the merger agreement or any action taken or omitted to be taken at the written request of Campbell.

Notwithstanding the exclusions described above, any event, change, circumstance, effect, occurrence, condition, state of facts or development referred to in bullets one through five (inclusive) above will be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event has a disproportionate effect on the Company and its subsidiaries, taken as a whole, relative to other participants in the industry in which the Company and its subsidiaries operate.
Certain of Campbell’s representations and warranties in the merger agreement are qualified by a “Campbell Material Adverse Effect” standard. For purposes of the merger agreement, a “Campbell Material Adverse Effect” means a material adverse effect on Campbell’s or Merger Sub’s ability to consummate the transactions contemplated by the merger agreement, including to pay the Merger Consideration in full.
Conduct of Business Pending Closing
The parties have agreed in the merger agreement that, except (i) as expressly required or permitted by the merger agreement, (ii) with the prior written consent of Campbell (which consent cannot be unreasonably withheld, delayed or conditioned), (iii) as required by law or the Company’s disclosure schedule and (iv) for any reasonable actions that are necessary to be taken in response to COVID-19, so long as prior to any such action the Company provides advance notice to and consults with Campbell in good faith, between the date of the merger agreement and the Effective Time, the Company will and will cause its subsidiaries to conduct its business in the ordinary course of business substantially consistent with past practice and, to the extent consistent with the foregoing, to use its reasonable best efforts to (A) preserve intact its business organization, (B) comply with applicable laws and the Company’s and its subsidiaries’ contracts, and maintain in effect all necessary permits, (C) keep available the services of its directors, officers and key employees on commercially reasonable terms (other than for routine terminations of employment services in the ordinary course of business substantially consistent with past practice) and (D) preserve satisfactory business relationships with its material customers, lenders, suppliers and others with which the Company and its subsidiaries have material business relationships.
Without limiting the generality of the requirements above, and except for matters set forth in the Company’s disclosure schedule, as specifically provided by the merger agreement or, with the prior written consent of Campbell (which consent cannot be unreasonably withheld, conditioned or delayed), including certain compensation and benefits exceptions which permit the Company to, among other things, (A) provide certain cash retention and transaction bonuses, (B) grant mid-year equity awards to certain employees and new hires, (C) grant annual equity awards if the Closing has not occurred by a certain date and (D) provide certain increases in base salaries and wages, from the date of the merger agreement until the Effective Time or the termination of the merger agreement in accordance with its terms, neither the Company nor any of its subsidiaries may:
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amend, supplement or otherwise change the certificate of incorporation, bylaws or other similar organizational documents (whether by merger, consolidation or otherwise) of the Company or any of its subsidiaries;

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enter into any new line of business outside the existing businesses of the Company and its subsidiaries as of the date of the merger agreement;

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adjust, split (including any reverse stock split), combine, subdivide, recapitalize, exchange or reclassify any shares of capital stock of the Company or any of its subsidiaries;

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declare, authorize, establish a record date for, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of the capital stock (including any Company Stock) of the Company or any of its subsidiaries, except for dividends by any of the Company’s wholly-owned subsidiaries;

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redeem, repurchase or otherwise purchase or acquire or offer to redeem, repurchase, or otherwise acquire any shares of capital stock of the Company or any of its subsidiaries (including any Company Stock), the Company’s securities or any security of the Company’s subsidiaries;

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issue, deliver, sell, dispose, encumber, grant, confer, award or authorize the issuance, delivery, sale, disposal, encumbrance, grant, conferral or award of, any of the Company’s securities or any security of the Company’s subsidiaries, other than the issuance of (i) any shares of Company Stock upon the vesting or settlement, as applicable, of any equity award of the Company that is outstanding on the date of the merger agreement in accordance with the terms of those awards as in effect on the date of the merger agreement, and (ii) any security of the Company’s subsidiaries to the Company or any other wholly-owned subsidiary of the Company;

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amend or otherwise change any term of any security of the Company or any of its subsidiaries (in each case, whether by merger, consolidation or otherwise);

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incur any capital expenditures or any obligations or liabilities relating to capital expenditures, except for (i) those contemplated by the capital expenditure budget provided to Campbell prior to the date of the merger agreement and (ii) any unbudgeted capital expenditures that do not exceed $1,000,000 individually or $2,500,000 in the aggregate;

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acquire, directly or indirectly, any assets, securities, properties, interests or businesses, other than (i) in the ordinary course of business substantially consistent with past practice, (ii) supplies, assets, securities, properties, interests or business with a value not exceeding $1,000,000 individually or $2,500,000 in the aggregate or (iii) supplies pursuant to contracts in effect on the date of the merger agreement;

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adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

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sell, lease, license or otherwise transfer, or dispose of, mortgage, sell and lease back or create or incur any lien on, any of the Company’s or its subsidiaries’ assets, securities, properties, interests or businesses or other interests therein whether tangible or intangible (including securitizations) (other than intellectual property) that is material to the Company and its subsidiaries, taken as a whole, other than (i) sales of inventory in the ordinary course of business substantially consistent with past practice or sales of or disposals of obsolete or worthless assets at the end of their scheduled retirement, (ii) pursuant to contracts in effect on the date of the merger agreement or entered into in compliance with the merger agreement, (iii) liens permitted by the merger agreement, (iv) transfers among the Company and its wholly owned subsidiaries, or among the wholly-owned subsidiaries of the Company, in the ordinary course of business and (v) transactions involving assets, securities, properties, interests or businesses or other interests with a value not exceeding $1,000,000 in the aggregate;

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sell, assign, lease, license, sublicense, transfer, convey, abandon, permit to lapse, incur any lien (other than a lien permitted by the merger agreement) on, or otherwise dispose of or fail to maintain, enforce or protect any material owned or licensed intellectual property (except for (i) non-exclusive licenses or sublicenses of intellectual property granted by the Company or any of its subsidiaries to its suppliers, distributors, manufacturers, or customers, or otherwise, in each case, in the ordinary course of business substantially consistent with past practice or (ii) abandonments, lapses or failures to maintain in the ordinary course of business substantially consistent with past practice);

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make any loans, advances or capital contributions to, or investments in, any other person, other than (i) routine travel or payroll advances made to employees or independent contractors, (ii) for indemnification, attorneys’ fees and expenses or other business expenses paid or advanced to or on behalf of directors, officers, employees or independent contractors, (iii) extended payment terms for customers, (iv) transactions solely between or among the Company or any of its subsidiaries or (v) in the ordinary course of business substantially consistent with past practice;
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(i) create, incur, assume, suffer to exist, provide any guarantee of or otherwise become liable with respect to any indebtedness other than in the ordinary course of business substantially consistent with past practice, or (ii) repay, redeem, repurchase or otherwise retire any material indebtedness (other than as required by its terms or in connection with the Closing as contemplated by the merger agreement);

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other than in the ordinary course of business substantially consistent with past practice, as provided in the Company’s disclosure schedule or as required by applicable law or by any employee plan or contract in effect as of the date of the merger agreement: (i) enter into, amend or modify in any material respect or terminate or fail to renew any material contract or any contract that would constitute a material contract (in either case, under which the Company and its subsidiaries has made or received or is expected to make or receive, aggregate payments under such contracts in excess of $3,000,000) if it were in effect on the date of the merger agreement or (ii) waive, release or assign any material rights, claims or benefits of the Company or any of its subsidiaries under any such material contract;

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except as required by applicable law or the terms of an employee plan or contracts, each as in effect on the date of the merger agreement, increase any compensation or grant, amend or increase any bonus or welfare or similar benefits or grant, amend or increase any severance, retention, change in control or termination pay payable or provided to any current or former service provider, except that the restriction does not prohibit (A) grants of annual bonus or commission opportunities to newly hired employees consistent with existing bonus plans as in effect on the date hereof in the ordinary course of business substantially consistent with past practice and (B) in the event the closing does not occur prior to the regularly scheduled payment date of 2023 annual cash bonuses by the Company or any of its subsidiaries, the payment of 2023 annual cash bonuses (as applicable) in the ordinary course of business in accordance with the terms and conditions of the applicable employee plan as in effect on the date of the merger agreement;

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except as required by applicable law or the terms of an employee plan or contracts, each as in effect on the date of the merger agreement, the grant of any equity or equity-based awards to, or the discretionary acceleration of the vesting or payment of any equity or equity-based awards held by, any current or former service provider;

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except as required by applicable law or the terms of an employee plan or contracts, each as in effect on the date of the merger agreement, enter into or amend any employment, independent contractor, severance, retention, change in control, termination pay, retirement, deferred compensation, transaction bonus or similar agreement or arrangement with any current or former service provider, except with respect to (i) offer letters with newly hired or promoted employees who, following such hire or promotion, will have a title below Vice President, in the ordinary course of business and (ii) consulting agreements with individual independent contractors with annual base compensation of less than $100,000 in the ordinary course of business, so long as the offer letters and consulting agreements described clauses (i) and (ii), respectively, do not provide for severance benefits (other than, in the case of an offer letter, providing that the employee will be eligible to participate in the severance programs listed on the Company’s disclosure schedule) or change in control, retention, or transaction payments or benefits;

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except as required by applicable law or the terms of an employee plan or contracts, each as in effect on the date of the merger agreement, establish, adopt, enter into or amend any employee plan or collective bargaining agreement other than (A) de minimis administrative amendments made in the ordinary course of business or (B) amendments made in connection with the annual renewal of a health and welfare benefit plan in the ordinary course of business, so long as, in each case, that such changes do not, individually or in the aggregate, materially increase the cost of maintaining such employee plan as compared to the cost of maintaining such employee plan as of the date of the merger agreement;

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except as required by applicable law or the terms of an employee plan or contracts, each as in effect on the date of the merger agreement, recognize any new union, works council or similar employee representative representing any employee of the Company in his or her capacity as such;

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except as required by applicable law or the terms of an employee plan or contracts, each as in effect on the date of the merger agreement, hire new key employees (defined as (i) an officer or director subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or (ii) has a title of vice president (or a more senior title) with the Company or any of its Subsidiaries) or terminate key employees other than for cause;

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change the Company’s methods of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the Exchange Act, as agreed to by the Company’s independent public accountants;

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settle, release, waive, discharge or compromise, (i) any action or threatened action (excluding those relating to taxes) involving or against the Company or any of its subsidiaries that results in a payment obligation (net of insurance proceeds) by the Company or any of its subsidiaries in excess of $250,000 individually or $500,000 in the aggregate, or that imposes any material restrictions or limitations upon the operations or business of the Company or any of its subsidiaries or equitable or injunctive remedies or the admission of any criminal wrongdoing or any admission of guilt (through a plea or otherwise) or (ii) any action or threatened action (excluding those relating to taxes) that relates to the transactions contemplated by the merger agreement;

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(i) make, change or revoke any material election with respect to taxes, (ii) file any amended material tax return, (iii) settle or compromise any material tax claim, audit or assessment, (iv) prepare or file any material tax return in a manner inconsistent with past practice, (v) change any material tax accounting method, (vi) change any tax accounting period, (vii) enter into any closing agreement with respect to any material tax or surrender any right to claim a material tax refund, offset or reduction in tax or (viii) consent to any extension or waiver of the limitations period applicable to any material tax claim or assessment (other than any such extensions or waivers automatically granted);

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(i) take any action that would reasonably be expected to result in the cancellation of existing material insurance policies or material insurance coverage of the Company or any of its subsidiaries or (ii) fail to use commercially reasonable efforts to maintain in full force and effect existing material insurance policies (or substantially similar replacements thereto) in the ordinary course of business, so long as in the event of a termination, cancellation or lapse of any material insurance policy, the Company uses commercially reasonable efforts to promptly obtain replacement policies providing substantially comparable insurance coverage with respect to the material assets, operations and activities of the Company and its subsidiaries as in effect as of the date of the merger agreement; or

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agree, resolve or commit to do any of the foregoing.

Company Board Obligation to Call a Stockholders’ Meeting
The Company has agreed under the merger agreement to (i) as soon as reasonably practicable following the date of the merger agreement establish a record date for the special meeting, (ii) within five business days after the date of the merger agreement (and thereafter, upon Campbell’s reasonable request), conduct a “broker search” (in accordance with Rule 14a-13 of the Exchange Act) for a record date for the special meeting, that is 20 business days after the date of such “broker search”, and (iii) as soon as reasonably practicable following the clearance of this proxy statement by the SEC and no later than 35 calendar days after such clearance, duly call, give notice of, convene and hold, the special meeting. For purposes of the merger agreement, the “special meeting” is a meeting of the Company’s stockholders for purposes of adopting the merger agreement.
The Company has also agreed under the merger agreement to use its reasonable best efforts to cause this proxy statement to be mailed to the Company’s stockholders as promptly as practicable following the clearance of this proxy statement by the SEC. This proxy statement includes the Company Board Recommendation (as defined below) and the Company has agreed under the merger agreement (unless the Company Board Recommendation is withdrawn) to use its reasonable best efforts to obtain and solicit votes in favor of the adoption of the merger agreement by the holders of Company Stock. The “Company Board Recommendation” is the Company Board’s recommendation to the stockholders of the Company to adopt the merger agreement.

Notwithstanding anything to the contrary in the merger agreement, in the following instances, the Company may, and will at Campbell’s reasonable request, postpone or adjourn the special meeting:
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to solicit additional proxies for the purpose of obtaining the requisite approval of the Company’s stockholders for the adoption of the merger agreement, in accordance with applicable law and the Company’s certificate of incorporation;

•
if there is not a sufficient number of holders of shares of Company Stock present or represented by proxy at the special meeting to constitute a quorum at the special meeting; or

•
to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure that the Company has determined in good faith, after consultation with outside legal counsel, is necessary under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the special meeting.

However, if the special meeting is postponed or adjourned for reasons outlined in bullets one or two above, the special meeting may not be postponed or adjourned for a period of more than 15 business days in the aggregate without Campbell’s prior written consent (which cannot be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, in no event will the special meeting record date be changed without Campbell’s prior written consent, unless required by applicable law.
Such obligations of the Company will not be affected by the commencement, public proposal, public disclosure or public or private communication to the Company of any Acquisition Proposal (as defined below) or by an Adverse Recommendation Change (as defined below) unless the merger agreement has been terminated in accordance with its terms.
Restrictions on Solicitation of Acquisition Proposals; Changes in Company Board Recommendation
The parties have agreed in the merger agreement, between the date of the merger agreement and the Effective Time, to certain limitations on the Company’s ability to take action with respect to alternative acquisition transactions. Except as set forth below, the Company and the Company’s subsidiaries have agreed to not, and the Company and the Company’s subsidiaries have agreed to not authorize, allow or permit, the Company and the Company’s subsidiaries’ respective officers, directors, employees, investment bankers, attorneys, lenders, underwriters, accountants, consultants or other agents (other than non-officer employees) to, and to use reasonable best efforts to cause the Company’s non-officer employees to not, directly or indirectly:
•
solicit, initiate or knowingly facilitate or encourage the submission of any Acquisition Proposal (as defined below);

•
enter into, engage in or participate in any discussions or negotiations with, furnish any non-public information relating to the Company or any of its subsidiaries or afford access to the business, properties, assets, books, records, work papers and other documents related to the Company or any of its subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking to make, or has made, an Acquisition Proposal;

•
fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its subsidiaries;

•
enter into any agreement in principle, letter of intent, indication of interest, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal; or

•
(i) qualify, withdraw or modify in a manner adverse to Campbell or Merger Sub, or propose publicly to qualify, withdraw or modify in a manner adverse to Campbell or Merger Sub, a recommendation by the Company Board to the Company’s stockholders to adopt the merger agreement (the “Company Board Recommendation”), (ii) adopt, endorse, approve or recommend, or propose publicly to adopt, endorse, approve or recommend, any Acquisition Proposal, or resolve to take any such action, (iii) publicly make any recommendation in connection with a tender offer or exchange offer other than a recommendation against such offer or a temporary “stop, look and listen” communication by the Company Board of the type contemplated by Rule 14d-9(f) under the Exchange Act, (iv) other than with respect to a tender or exchange offer in a manner described in clause (iii), following the date any Acquisition Proposal or any material modification to such Acquisition Proposal is first publicly announced, fail to issue a press release reaffirming the Company Board Recommendation within ten business days after a request by Campbell to do so or (v) fail to include the Company Board Recommendation in this proxy statement (any of the foregoing, an “Adverse Recommendation Change”).
Notwithstanding these limitations, the merger agreement provides that, at any time prior to obtaining the requisite stockholder adoption of the merger agreement, and so long as the Company Board determines in good faith (after consultation with its outside legal counsel) that the failure to do any of the following would be inconsistent with its fiduciary duties under Delaware law:
•
we, directly or indirectly through the Company’s Representatives (as defined in the merger agreement), may (i) engage in discussions and negotiations (and otherwise cooperate) with any third party or representative of a third party that has made after the date of the merger agreement a bona fide, written Acquisition Proposal that the Company Board determines in good faith, after consultation with its legal counsel and financial advisors, is, or would reasonably be expected to become, a Superior Proposal, provided that such Acquisition Proposal did not result from a breach by the Company of its non-solicit restrictions in the merger agreement and (ii) furnish information (including non-public information) relating to the Company or any of its subsidiaries to such third party pursuant to a confidentiality agreement with such third party with terms no less favorable in any material respect to the Company than those contained in the confidentiality agreement with Campbell (including standstill obligations, except that (A) no such standstill obligations can prohibit such third party from submitting to the Company a confidential Acquisition Proposal and (B) the Company is not prohibited from waiving standstill obligations if the Company Board determines in good faith (after consultation with outside legal counsel) that the failure to grant such waiver would be inconsistent with its fiduciary duties under Delaware law), so long as any such information not previously provided to Campbell is provided to Campbell prior to or substantially concurrently with providing it to such third party; and

•
the Company Board may make an Adverse Recommendation Change (i) following receipt by the Company of an Acquisition Proposal that the Company Board determines in good faith, after consultation with its legal counsel and financial advisors, constitutes a Superior Proposal (as defined below) that did not result from a breach of the Company’s non-solicit provisions of the merger agreement or (ii) in response to events, changes, developments or circumstances (other than an Acquisition Proposal or an inquiry, offer, request or proposal that would reasonably be expected to lead to an Acquisition Proposal) that are material to the Company and its subsidiaries as a whole that were not known to, or reasonably foreseeable by, the Company Board prior to the date of the merger agreement and that became known to the Company Board after the date of the merger agreement (an “Intervening Event”).

The Company is required to notify Campbell promptly (and in no event later than 48 hours) after receipt of any Acquisition Proposal, any definitive indication that a third party intends to make an Acquisition Proposal or any request for information relating to the Company or any of its subsidiaries or for access to the business, properties, assets, books, records, work papers or other documents relating to the Company or any of its subsidiaries by any third party that has definitively indicated that it is intending to make an Acquisition Proposal. The merger agreement requires that the Company identify the third party making, and the terms and conditions (other than immaterial terms and conditions) of, any such Acquisition Proposal, indication or request. The Company is also obligated to keep Campbell reasonably informed on a current basis of the status of and material details of any such Acquisition Proposal, indication or request, and is required to promptly (and in no event later than 48 hours after receipt) provide to Campbell copies of all correspondence and written materials provided by such third party (or its affiliates or representatives) that describes any terms or conditions (other than immaterial terms and conditions) of any Acquisition Proposal. Any material amendment to any Acquisition Proposal will be deemed to be a new Acquisition Proposal for purposes of such obligations.
The Company Board is prohibited from making an Adverse Recommendation Change in response to an Acquisition Proposal or terminating the merger agreement to accept a Superior Proposal unless (i) the Company has notified Campbell in writing at least four business days before taking that action, of the

Company’s intention to do so, specifying in reasonable detail the reasons for such Adverse Recommendation Change or termination and (A) attaching in the case of an Adverse Recommendation Change to be made in connection with a Superior Proposal, a substantially final version of the proposed agreement under which such Superior Proposal is proposed to be consummated and the identity of the third party making the Acquisition Proposal, or (B) in the case of an Adverse Recommendation Change to be made pursuant to an Intervening Event (as defined below), a reasonably detailed description of the reasons for making such Adverse Recommendation Change, (ii) the Company has negotiated with Campbell in good faith during such notice period any revisions to the terms of the merger agreement that Campbell proposes and (iii) after such four business day period, the Company Board has determined in good faith, in consultation with its financial advisor and outside legal counsel, and taking into account any proposal to amend the terms of the merger agreement proposed by Campbell in writing in an unconditional offer by which Campbell intends to be legally bound, that (A) in the case of an Adverse Recommendation Change to be made in connection with a Superior Proposal, such Acquisition Proposal continues to be a Superior Proposal and (B) in the case of an Adverse Recommendation Change to be made pursuant to an Intervening Event, such Intervening Event would nevertheless necessitate the need for such Adverse Recommendation Change, and in either case, the Company Board determines in good faith that the failure to take any such action would be inconsistent with its fiduciary duties under Delaware law. Any amendment to the financial or other material terms of any such Superior Proposal, or any material change to the facts and circumstances relating to any such Intervening Event, will in either case, require a new written notification from the Company and a new notice period, except that such notice period will only be for three business days.
Under the merger agreement, an “Acquisition Proposal” means, other than the transactions contemplated by the merger agreement, any offer or proposal by a third party relating to (i) any direct or indirect acquisition or purchase of 15% or more of the consolidated assets of the Company or 15% or more of any class of equity or voting securities of the Company or any of its subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Company, (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in such third party beneficially owning 15% or more of any class of equity or voting securities of the Company or any of its subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Company or (iii) a merger, consolidation, share exchange, business combination, sale of all or substantially all of the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Company.
Under the merger agreement, a “Superior Proposal” means a bona fide, unsolicited written Acquisition Proposal that did not result from a breach of the non-solicit provision of the merger agreement for at least a majority of the outstanding shares of Company Stock or all or substantially all of the consolidated assets of the Company and its subsidiaries on terms that the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel, and taking into account all the terms and conditions of the Acquisition Proposal, are more favorable to the Company’s stockholders from a financial point of view than the merger contemplated by the merger agreement (taking into account any proposal by Campbell to amend the terms of the merger agreement and all financial, legal, regulatory and other aspects of such Acquisition Proposal, including the timing and likelihood of consummation such Acquisition Proposal).
As of the merger agreement date, the Company was obligated to, and to cause the Company’s subsidiaries, and the Company’s and the Company’s subsidiaries’ respective officers, directors, employees, investment bankers, attorneys, lenders, underwriters, accountants, consultants or other agents, advisors or other representatives (“Representatives”) to, cease and terminate any and all existing activities, discussions or negotiations, if any, with any third party conducted prior to the date of the merger agreement with respect to any Acquisition Proposal and request return or destruction of all information about the Company that the Company may have provided. To the extent that it has not done so prior to the date of the merger agreement, the Company will promptly request that each third party, if any, that has executed a confidentiality agreement within the 12-month period prior to the date of the merger agreement in connection with its consideration of any Acquisition Proposal return or destroy (subject to customary limitations) all confidential information previously furnished to such person by or on behalf of the Company or any of its subsidiaries, and the Company will confirm to Campbell that is has received certifications of such return or destruction from such other Persons as promptly as practicable after receipt thereof.

Regulatory Clearances and Approvals Required for the Merger
The completion of the merger is conditioned on, among other things, the applicable waiting period under the HSR Act relating to the transactions contemplated by the merger agreement having expired or been terminated. Under the terms of the merger agreement, each of the Company and Campbell has agreed to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the transactions contemplated by the merger agreement, including (i) preparing and filing as promptly as practicable with any governmental authority or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (ii) using reasonable best efforts in connection with obtaining as promptly as practicable and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any governmental authority or other third party that are necessary, proper or advisable to consummate the transactions contemplated by the merger agreement, except that neither Campbell nor the Company is obligated to settle or otherwise resolve any claim, suit, action or other proceeding, including any administrative or judicial claim, suit, action or other proceeding, challenging the merger agreement or any of the transactions contemplated by the merger agreement as promptly as practicable, so long as Campbell or the Company, as the case may be, does not unreasonably delay any such settlement or resolution.
Campbell and the Company are obligated to make or cause to be made an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by the merger agreement as promptly as practicable and in any event within ten business days after the date of the merger agreement. Each of Campbell and the Company has agreed (x) not to extend any waiting period under the HSR Act or enter into any agreement with any governmental authority to delay the consummation of the transactions contemplated by the merger agreement, except with the prior written consent of the other parties to the merger agreement (which consent cannot be unreasonably withheld, conditioned or delayed), (y) to respond as promptly as practicable to any inquiries received from any governmental authority for additional information or documentary material and (z) to use its reasonable best efforts to take all other actions necessary to cause the expiration or termination of the applicable waiting period under the HSR Act as soon as practicable following the date of merger agreement. Each party is obligated to (i) notify the other parties to the merger agreement of any substantive communication to that party from any governmental authority, and, subject to applicable law, permit the other parties to review and discuss in advance, and consider in good faith the views of the other parties in connection with, any proposed written communication to any governmental authority, (ii) promptly furnish the other parties with copies of all correspondence, filings and written communications between it and its Representatives, on the one hand, and such governmental authority, on the other hand, with respect to the merger agreement and the transactions contemplated by the merger agreement, (iii) not agree to participate in any substantive meeting or discussion with any governmental authority in respect of any filing, investigation or inquiry concerning any competition matters in connection with the merger agreement or the transactions contemplated by the merger agreement unless such party consults with the other parties in advance and, to the extent permitted by such governmental authority, gives the other parties the opportunity to attend and participate in such filing, investigation or inquiry and (iv) furnish the other parties with copies of all correspondence, filings, and communications (and memoranda setting forth the substance of such correspondence, filings and communications) between it and its affiliates and their respective Representatives on the one hand, and any governmental authority or members of their respective staff on the other hand, with respect to any competition matters in connection with the merger agreement.
Campbell is obligated to pay all filing fees under the HSR Act and any other applicable laws relating to competition with respect to the transactions contemplated by the merger agreement. All reasonable and documented, out-of-pocket fees and expenses incurred by the Company or Campbell or any of their respective affiliates in connection with obtaining (or seeking to obtain) the expiration or termination of the applicable waiting period under the HSR Act will be borne by Campbell and reimbursed to the Company (to the extent incurred by the Company or any of its affiliates) on a monthly basis, as incurred, so long as (i) any outside legal counsel to the Company (other than Hogan Lovells) with respect to antitrust or competition in connection with the transactions contemplated by the merger agreement is satisfactory to Campbell (in its sole discretion), (ii) any such fees are charged at no greater than each applicable third party firm’s regular third party rates without any premium or similar amount charged or applied and (iii) all expenses of the Company and its affiliates payable by Campbell do not exceed $10,000,000 in the aggregate without the prior written consent of Campbell.

Campbell and its subsidiaries are not obligated to (and the Company has agreed that neither it nor any of its subsidiaries will agree to, do any of the following without Campbell’s prior written consent): (i) propose, negotiate, commit to or effect, by consent decree, hold separate orders or otherwise, the sale, divesture, disposition or license of any assets, properties, products, rights, services or businesses of Campbell, the Company or any of their respective affiliates, or any interest therein, or agree to any other structural or conduct remedy; or (ii) otherwise take or commit to take any actions that would limit Campbell’s, the Company’s or any of their respective affiliates’ freedom of action with respect to, or its or their ability to retain any assets, properties, products, rights, services or businesses, or any interest therein (any of the actions described in the preceding clauses (i) and (ii), a “Burdensome Condition”). Campbell has agreed, however, to defend through litigation on the merits any claim, suit, action or other proceeding, including any administrative or judicial claim, suit, action or other proceeding, challenging the merger agreement or any of the transactions contemplated by the merger agreement as violative of, or otherwise in contravention of, any applicable law that is designed or intended to prohibit, restrict or regulate actions in the United States having the purpose or effect of monopolization or restraint of trade (including the HSR Act), that is commenced or asserted by any governmental authority or any other party, in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment that could prevent the closing from occurring prior to the End Date (defined below). Notwithstanding that Campbell is not obligated to agree to any Burdensome Condition, at the written request of Campbell, the Company has agreed to, and to cause its subsidiaries to, agree to take any action that would constitute a Burdensome Condition so long as such action does not result in a reduction in the Merger Consideration payable to holders of Company Stock in the merger and is conditioned upon the occurrence of the closing.
Campbell is entitled to direct the defense of the merger agreement and the transactions contemplated by the merger agreement before any governmental authority and to take the lead in the scheduling of, and strategic planning for, any meetings with, and the conducting of negotiations with, governmental authorities regarding (i) the expiration or termination of any applicable waiting period relating to the merger under the HSR Act or (ii) obtaining any consent, approval, waiver, clearance, authorization or permission from a governmental authority, so long as Campbell uses reasonable best efforts to consult (A) in advance with the Company and in good faith takes the Company’s views into account regarding the overall strategic direction of any such defense, meetings or negotiations and (B) with the Company prior to taking any material substantive positions, making dispositive motions or other material substantive filings or submissions or entering into any negotiations concerning such defense, meetings or negotiations.
During the period starting on the date of the merger agreement and ending upon the earlier of termination of the merger agreement and the Effective Time, the parties have agreed that none of Campbell, Merger Sub or the Company will, and Campbell, Merger Sub and the Company will not permit any of their respective subsidiaries to, enter into any acquisition, joint venture, exclusive arrangement or other similar arrangement, or any agreement to effect, or any letter of intent or similar document contemplating, any acquisition, joint venture, exclusive arrangement or other similar arrangement, that would reasonably be expected to prevent, materially hinder or materially delay the ability of the parties to (i) obtain the expiration or termination of the waiting period under the HSR Act or any other applicable laws relating to antitrust or competition applicable to the transactions contemplated by the merger agreement or (ii) obtain any authorizations, consents, orders and approvals of any governmental authorities necessary for the consummation of the transactions contemplated by the merger agreement.
Litigation Related to the Merger
Under the terms of the merger agreement, the Company is obligated to promptly advise Campbell of any action commenced after the date of the merger agreement against the Company or any of its directors by any stockholder of the Company (on their own behalf or on behalf of the Company) relating to the merger agreement and the transactions contemplated by the merger agreement, including the merger, and has agreed to keep Campbell reasonably informed on a reasonably current basis regarding any such action. The Company is obligated to (a) give Campbell the opportunity to participate in the defense (but not control) and settlement of any stockholder litigation against the Company and/or its officers or directors relating to the merger or any of the other transactions contemplated by the merger agreement, (b) provide Campbell with the opportunity to consult with the Company regarding the defense of any such litigation, and to consider Campbell’s views regarding such defense in good faith and (c) not settle any such litigation without the prior written consent of Campbell (which consent cannot be unreasonably withheld, delayed or conditioned).
Employee Matters
For one (1) year following the closing of the merger (the “Continuation Period”), Campbell shall cause its affiliates to provide each employee of the Company who continues to be employed by Campbell or one of its affiliates, including the Surviving Corporation (each, a “Continuing Employee”) with (i) base salary or wage rate and a target cash annual bonus opportunity that are no less favorable than the base salary or wage rate and target cash annual bonus opportunity that such employee was entitled to immediately prior to the closing of the merger and (ii) employee benefits (including any executive benefit programs but excluding defined benefit pension benefits, non-qualified deferred compensation, retiree health and welfare benefits, severance benefits, equity and equity-based compensation and change in control, transaction or retention bonuses or payments) that are no less favorable in the aggregate than the employee benefits provided to such employee immediately prior to the closing of the merger. Additionally, for the Continuation Period, each Continuing Employee will remain entitled to receive severance benefits consistent with the Company’s severance benefits set forth on the Company’s disclosure schedule. For the Continuation Period, Campbell shall cause its affiliates (including the Surviving Corporation) to honor and perform the plans, programs and arrangements set forth on the Company’s disclosure schedule (which includes the Company’s severance plans and certain executive financial, health and welfare and benefit programs), with the understanding that Campbell acknowledges and agrees that at the closing of the merger a “change in control” or term of similar import shall have occurred under each such plan, program and arrangement.
If the closing of the merger occurs before the date annual bonuses for the fiscal year 2023 are paid under any annual cash incentive compensation plan, including the Sovos Brands, Inc. Annual Incentive Plan, each Continuing Employee will be eligible to receive his or her annual cash bonus for 2023 (which shall not be prorated based on the closing date of the merger), the amount of which will be determined in good faith by the compensation committee of the Company Board (as constituted prior to the closing of the merger) in accordance with the applicable plan (to the extent consistent with the merger agreement) and based on the achievement of the applicable performance targets set by the compensation committee of Company Board for 2023 (measured as of the closing date if the closing of the merger occurs in 2023) (the “2023 Annual Bonuses”). The 2023 Annual Bonuses shall be payable on the earlier of the Company’s regularly scheduled annual bonus payment date or 75 days after the calendar year, subject to the Continuing Employee’s employment with Campbell and its affiliates (including the Surviving Corporation) through the applicable payment date.
In the event the closing occurs in 2024, each Continuing Employee will be eligible to receive a prorated annual cash bonus for the pre-closing stub portion of 2024, the amount of which will be determined in good faith by the compensation committee of the Company Board (as constituted prior to the closing of the merger) in accordance with the applicable plan (to the extent consistent with the merger agreement) and based on the achievement of the applicable performance targets set by the Company, in accordance with the Company’s disclosure schedule, in the ordinary course of business, which shall be measured as of the closing date and prorated based on the number of days elapsed between January 1, 2024 and the closing date (the “2024 Annual Bonuses”). The 2024 Annual Bonuses shall be payable on the earlier of the Company’s regularly scheduled annual bonus payment date or 75 days after the calendar year, subject to the Continuing Employee’s employment with Campbell and its affiliates (including the Surviving Corporation) through the applicable payment date. Following the closing of the merger, the applicable Continuing Employees will be eligible to participate in an annual cash bonus program established by Campbell for the post-closing portion of 2024, with the applicable performance targets determined in good faith by Campbell.
With respect to any ERISA employee benefit plan maintained by Campbell or its affiliates in which any Continuing Employee is eligible to participate on or after the closing of the merger, such Continuing Employee’s service with the Company or any of its subsidiaries, or any predecessor of the Company, prior to the closing of the merger shall be treated as service with Campbell and its affiliates to the same extent as such Continuing Employee was entitled to such service credit under any analogous plan of the Company prior to the closing of the merger for purposes of determining eligibility to participate and vesting (but not for benefit accrual purposes, except for paid time off and severance). Such service crediting shall not apply with respect to any retiree health or welfare plan or defined benefit pension plan or, solely with respect to benefit accrual and vesting, any future long-term incentive program awards (in each case, except as may be used for purposes of determining the comparability of benefits under the merger agreement) and shall apply to any Campbell RSUs granted in respect of the Company RSUs and the Company PSUs. Service crediting shall not apply to the extent that it would result in any duplication of benefits for the same period of service.
In addition, following the closing of the merger, the merger agreement provides that Campbell will use commercially reasonable efforts to cause its affiliates to (i) waive any eligibility conditions, preexisting conditions, exclusions, limitations and waiting periods with respect to participation and coverage requirements applicable to Continuing Employees and their eligible dependents under any health and welfare plans maintained by Campbell or its affiliates in which any Continuing Employee is eligible to participate and any plan that Campbell is required to honor pursuant to the merger agreement to the same extent such eligibility conditions, preexisting conditions, exclusions, limitations and waiting periods were waived or satisfied under the applicable employee benefit plans of the Company and (ii) recognize the dollar amount of all co-payments, deductibles, maximum out-of-pocket requirements, and similar expenses incurred by each Continuing Employee or their covered dependents during the calendar year in which the closing of the merger occurs, to the same extent recognized under any comparable plan of the Company prior to the closing, as if such amounts had been paid under and in accordance with any similar plans maintained by Campbell or its affiliates.
Directors’ and Officers’ Indemnification and Insurance
Subject to any limitation of law, for six years after the Effective Time, the Surviving Corporation has agreed to indemnify and hold harmless the present and former officers and directors of the Company and each of its subsidiaries and any present and former officers and directors of the Company or one of its subsidiaries who is or was serving at the request of the Company or any of its subsidiaries as a director, officer, manager, employee, fiduciary, agent or trustee (or equivalent position) of another entity or person (each, an “Indemnified Person”) against and from any and all losses, claims, damages, costs, expenses, fines, liabilities, judgments, and amounts that are paid in settlement in any threatened (in writing) or actual claim, action, suit, proceeding or investigation, pertaining to (i) the fact that he or she is or was a director or officer of the Company or any of its subsidiaries, or served at the request of the Company or any of its subsidiaries as a director, officer, manager, employee, fiduciary, agent or trustee of another entity or person prior to the Effective Time, (ii) matters existing or occurring at or prior to the Effective Time, including the merger agreement and the transactions contemplated by the merger agreement or (iii) the enforcement of any Indemnified Person’s rights under the relevant section of the merger agreement (each of (i), (ii) and (iii), collectively “Indemnity Proceedings”), in each case (A) whether asserted or claimed prior to, at, or after the Effective Time and (B) to the same extent such Indemnified Persons are indemnified as of the date of the merger agreement by the Company pursuant to applicable law, the organizational documents of the Company and its subsidiaries and indemnification agreements in existence on the date of the merger agreement (collectively, the “D&O Indemnification Documents”).
To the extent permitted under applicable law, Campbell has agreed that it will, or will cause the Surviving Corporation to, promptly advance all out-of-pocket expenses of each Indemnified Person in connection with any Indemnity Proceeding as such expenses (including attorneys’ fees, expenses and disbursements) are incurred upon receipt from such Indemnified Person of a request for advancement, so long as the director or officer of the Company and its subsidiaries to whom expenses are advanced undertakes, to the extent required under applicable law, to repay such advanced expenses to Campbell or the Surviving Corporation if it is ultimately determined that such director or officer is not entitled to indemnification under applicable law or the D&O Indemnification Documents.
For six years after the Effective Time, Campbell has agreed that it will cause the Surviving Corporation and its subsidiaries to fulfill and honor in all respects the obligations of the Company and its subsidiaries pursuant to (i) each indemnification agreement in effect between any of the Company and its subsidiaries and any Indemnified Person and (ii) any indemnification provision, expense advancement provision and any exculpation provision set forth in the organizational documents of the Company and its subsidiaries in effect on the date of the merger agreement. The parties have agreed that the certificate of incorporation and bylaws of the Surviving Corporation and equivalent organizational documents of the Surviving Corporation’s subsidiaries will contain provisions with respect to indemnification, expense advancement and exculpation from liability that are no less advantageous than the indemnification, expense advancement and exculpation from liability provisions set forth in the organizational documents of the Company and its subsidiaries on the date of the merger agreement, and, during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, such provisions will not be amended, repealed or otherwise modified in any manner that could adversely affect the rights under such provisions of any Indemnified Person.
Prior to the Effective Time, the Company will or, if the Company is unable to, Campbell will (or will cause the Surviving Corporation to) as of the Effective Time, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of at least six years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with the merger agreement or the contemplated transactions or actions). The Company has agreed to give Campbell a reasonable opportunity to participate in the selection of such tail policy and the Company has agreed it will give reasonable and good faith consideration to any comments made by Campbell with respect such tail policy and the cost of any such tail policy will not exceed 300% of the aggregate annual premium paid by the Company in respect of the D&O Insurance.
If either Campbell or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person or consummates any division transaction, then, and in each such case, to the extent necessary, the parties have agreed that proper division will be made so that the successors and assigns of Campbell or the Surviving Corporation (as applicable) will assume the obligations described above.
Financing Cooperation
From the date of the merger agreement until the earlier of (i) the termination of the merger agreement in accordance with its terms and (ii) the closing of the transactions contemplated by the merger agreement, in order to assist Campbell and Merger Sub in obtaining its New Debt Financing (as defined below), the Company has agreed to, and to cause its subsidiaries to, use reasonable best efforts, at Campbell’s sole expense, to cooperate with Campbell and Merger Sub as reasonably requested by Campbell in a manner that is customary in connection with the arrangement and implementation of the New Debt Financing, which is expected to be a public or institutional offering of Campbell’s debt securities. Such reasonable best efforts by the Company to provide such cooperation include, at the reasonable request of Campbell, (A) reasonable best efforts to provide cooperation in the preparation of any offering documents, offering memoranda, prospectuses, bank books, lender and investor presentations, ratings agency presentations and similar documents used in connection with the syndication and/or marketing of the New Debt Financing (including any authorization letter), except that Campbell is solely responsible for the content of any pro forma financial statements, synergies, projections or adjustments contained therein, in each case other than any such content that consists of, or is derived from, historical financial information of the Company, (B) furnishing Campbell and its debt financing sources, promptly after Campbell’s request, with the required financial statements and consenting to the inclusion or incorporation by reference in any SEC filing and/or offering materials related to the New Debt Financing of the required financial statements, (C) using reasonable best efforts to participate in and provide reasonable assistance in connection with the due diligence of the Debt Financing Sources (as defined below) for the New Debt Financing (subject to certain conditions having been satisfied as set forth in the merger agreement), (D) using reasonable best efforts with respect to the participation by members of management of the Company with appropriate seniority in any presentations, road shows, sessions with rating agencies and due diligence meetings, as applicable, in each case, upon reasonable advance notice, during normal business hours, and at a mutually agreed time, (E) solely as required in connection with the offering of Campbell’s debt securities, assisting Campbell in securing the customary cooperation of the independent accountants of the Company and its subsidiaries by providing customary authorization letters or auditor representation letters and requesting that such independent accountants provide customary comfort letters (including “negative assurance” comfort) and consents for use of their reports, on customary terms and consistent with their customary practice in connection with such offering of Campbell’s debt securities, (F) providing documents reasonably requested by Campbell relating to the repayment or refinancing of any indebtedness for borrowed money of the Company or any of its subsidiaries to be repaid or refinanced on the closing date of the transactions contemplated by the merger agreement and the release of related liens or guarantees, including customary payoff letters and evidence that notice of any repayment has been timely delivered to the holders of such indebtedness in each case in accordance with the terms of the definitive documents governing such indebtedness, and (G) providing at least three business days in advance of the closing date such documentation and other information about the Company and its subsidiaries as is reasonably requested in writing by Campbell at least 10 business days in advance of the closing date in connection with the New Debt Financing that relates to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT, and, to the extent required, a beneficial ownership certificate in respect of any of the Company or any of its subsidiaries that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (31 C.F.R. § 1010.230).
The parties have agreed that in no event will “reasonable best efforts” of the Company require it to, or require it to cause its subsidiaries to, (i) take any action to the extent it would materially interfere with the management, business or operations of the Company or any of its subsidiaries or create a risk of damage or destruction to any property or assets of the Company or its subsidiaries, (ii) pay any fee or make any other payment in connection with the New Debt Financing unless and until the closing of the transactions contemplated by the merger agreement occurs, (iii) pass resolutions or consents to approve or authorize the New Debt Financing or the execution and delivery of the definitive documentation related thereto or require the board of directors (or any similar governing body) to take any action or cause any of its representatives to waive or amend any terms of the merger agreement, agree to pay any commitment, financing or other fees or reimburse any expenses or to approve the execution or delivery of any document or certificate in connection with the New Debt Financing, in each case that is not contingent on, or that would be effective prior to, the occurrence of the closing, (iv) take any action that will conflict with or violate any formation or organizational documents of the Company or any of its subsidiaries or any applicable legal requirements, or that will result in the contravention of, or would reasonably be expected to result in a violation or breach of, or default under, any applicable law or material agreement (in each case prior to the closing of the transactions contemplated by the merger agreement), (v) take any action that could reasonably be expected to result in any officer, director, employee, agent, attorney, accountant or advisor of the Company or any of its subsidiaries incurring any liability with respect to any matters related to the New Debt Financing (other than any such liability resulting from such entity or person’s actual fraud or willful misconduct, (vi) take any action that would cause any condition to closing set forth in the merger agreement to fail to be satisfied, or any representation or warranty set forth in the merger agreement to be inaccurate, or otherwise cause any breach of the merger agreement that would provide Campbell the right to terminate the merger agreement (unless waived in advance by Campbell), (vii) incur any liability (or cause its directors, officers or employees to incur any liability) under or with respect to the New Debt Financing prior to the closing date of the merger, (viii) cause the execution or delivery of any definitive financing documents or any certificate (including as to solvency) by the Company or its subsidiaries or their advisors or other representatives, except for documents executed by the Company or its subsidiaries that would not be effective prior to the closing date of the merger (except customary authorization letters or auditor representation letters requesting that the Company’s independent accountants provide customary comfort letters), (ix) cause the execution or delivery of any legal opinions, (x) deliver any projections or pro forma financial information to any third parties, (xi) take any action that the Company believes would result in the loss of attorney-client privilege or other similar legal privilege, (xii) consent to the pre-filing of UCC-1s or the grant of liens on the Company’s assets prior to the closing of the merger, (xiii) approach any third-parties prior to the closing of the merger to discuss agreements limiting the rights of such third parties, (xiv) give representations or warranties to or indemnify any third-party, prior to the closing of the merger, (xv) obtain, compile or provide any financial statements other than the required financial statements or (xvi) obtain, compile, or provide any other information, if obtaining, compiling or providing such information would impose a material and unreasonable burden on the Company or any of its subsidiaries, or any of their respective Representatives.
Campbell has acknowledged and agreed that none of the Company, its subsidiaries or any of their respective directors, officers, employees, representatives or advisors (including legal, financial and accounting advisors) will have any responsibility for, or will be required to incur any liability (personal or otherwise, other than liability resulting from bad faith or willful misconduct of the Company, any of its subsidiaries or any of their respective Representatives or affiliates) to any entity or person under or in connection with, the arrangement of the New Debt Financing that Campbell may raise in connection with the transactions contemplated by the merger agreement, and that Campbell has agreed to indemnify and hold harmless the Company, its subsidiaries and their respective Representatives, directors, officers, employees, representatives and advisors (including legal, financial and accounting advisors) from and against any and all losses, liabilities, claims, costs or expenses suffered or incurred by them in connection with the arrangement or implementation of the New Debt Financing or any information utilized in connection therewith, except to the extent such losses, damages, claims, costs or expenses result from the bad faith or willful misconduct of the Company, any of its subsidiaries or their respective Representatives or affiliates. Campbell has agreed to promptly reimburse the Company for all out-of-pocket costs or expenses incurred by the Company and its subsidiaries in connection with the financing cooperation.
Campbell has agreed to keep the Company informed on a reasonably current basis and in reasonable detail with respect to all material activity and developments concerning the status of Campbell’s efforts to arrange the New Debt Financing.
The Company has consented, on behalf of itself and its subsidiaries, to the use of the Company’s and its subsidiaries’ logos in connection with the New Debt Financing; so long as such logos are used in a manner that is not intended to harm or disparage the Company’s or its subsidiaries’ reputation or goodwill.
Each of Campbell and Merger Sub has acknowledged and agreed that its obligation to consummate the contemplated transactions are not conditioned upon the availability or consummation of the New Debt Financing or any other debt financing, the availability of any alternate debt financing, the availability of any equity financing or receipt of the proceeds from any such financing.
Any breach of this financing cooperation covenant will not be taken into account in determining whether any condition in the merger agreement has been satisfied or be used or taken into account as a basis for Campbell to terminate the merger agreement unless such breach is the proximate cause of the failure to procure the New Debt Financing in a manner that resulted in a breach of Campbell’s obligations under the merger agreement.
Under the merger agreement, “New Debt Financing” means the public offering of Campbell’s debt securities or other incurrence of indebtedness by Campbell after the date hereof and prior to the closing of the transactions contemplated by the merger agreement, the proceeds of which would be used, in whole or in part, to pay the Merger Consideration, and “Debt Financing Sources” means the lenders, agents, underwriters, commitment parties and arrangers of any New Debt Financing, together with their respective affiliates and their directors, officers, partners, principals, employees, counsel, financial advisors, auditors, agents and other authorized representatives, and their successors and assigns.
Other Covenants
The merger agreement contains other covenants, including those relating to access to information, certain filings, public announcements, notices of certain events, stock exchange delisting, and employee matters.
Conditions to Completion of the Merger
The obligations of the Company, Campbell and Merger Sub to consummate the merger are subject to the satisfaction (or the waiver by the Company and Campbell) of the following conditions:
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the absence of any injunction or other order issued by a court of competent jurisdiction in the United States or applicable law or legal prohibition in the United States prohibiting or making illegal the consummation of the merger;

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adoption of the merger agreement by an affirmative vote of the holders of a majority of the shares of the Company Stock outstanding at the close of business on the record date set for the meeting of the stockholders of the Company called to adopt the merger agreement in accordance with applicable law and the Company’s certificate of incorporation; and

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the applicable waiting period under the HSR Act relating to the transactions contemplated by the merger agreement having expired or been terminated.

The obligations of Campbell and Merger Sub to consummate the merger are subject to the satisfaction (or the waiver by Campbell) of the following conditions:
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the Company having performed in all material respects all of its obligations under the merger agreement required to be performed by it at or prior to the Effective Time;

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(i) certain of the Company’s representations and warranties relating to corporate existence and power, corporate authorization, non-contravention, finders’ fees, opinions of the Company’s financial advisor, and antitakeover statutes being true and correct in all material respects as of the date of the merger agreement and as of the Effective Time (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period); (ii) certain of the Company’s representations and warranties relating to the Company’s capitalization and subsidiaries of the Company being true and correct, other than in de minimis respects, as of the date of the merger agreement and as of the Effective Time (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period); (iii) certain of the Company’s representations and warranties relating to the absence of a Company Material Adverse Effect being true and correct in all respect as of the date of the merger agreement and as of the Effective Time; and (iv) all other representations and warranties of the Company set forth in the merger agreement being true and correct as of the date of the merger agreement and as of the Effective Time (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct has not had a Company Material Adverse Effect that is continuing, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (in the case of the foregoing clauses (i), (ii), and (iv) disregarding for this purpose all “Company Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties);

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since the date of the merger agreement, no event, occurrence, change, state of circumstances or facts having occurred or arisen, that, individually or in the aggregate with all other events, occurrences, changes, states of circumstances or facts occurring or arising since the date of the merger agreement, would reasonably be expected to have a Company Material Adverse Effect; and

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the Company having delivered to Campbell a certificate signed on behalf of the Company by an executive officer of the Company dated as of the closing date of the merger certifying that the conditions described above regarding Company’s compliance with obligations, representations and warranties, and the absence of a Company Material Adverse Effect have been satisfied.

The obligations of the Company to consummate the merger are subject to the satisfaction (or waiver by the Company) of the following conditions:
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Campbell and Merger Sub having performed in all material respects all of their obligations under the merger agreement required to be performed by them at or prior to the Effective Time;

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the representations and warranties of Campbell and Merger Sub set forth in the merger agreement being true and correct as of the date of the merger agreement and as of the Effective Time (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct has not had a Campbell Material Adverse Effect that is continuing, and would not reasonably be expected to have, individually or in the aggregate, a Campbell Material Adverse Effect, disregarding for this purpose all “Campbell Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties; and

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Campbell having delivered to the Company a certificate signed on behalf of Campbell by an executive officer of Campbell dated as of the closing date of the merger certifying that the conditions described above regarding Campbell’s and Merger Sub’s compliance with obligations, representations and warranties, and the absence of a Campbell Material Adverse Effect have been satisfied.

Termination of the Merger Agreement
The merger agreement may be terminated and the transactions contemplated by the merger agreement, including the merger, may be abandoned at any time prior to the Effective Time:
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by mutual written agreement of the Company and Campbell;

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by either the Company or Campbell if:

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the merger has not occurred on or before February 7, 2025 (the “End Date”) (as may be extended pursuant to the merger agreement), except that this termination right is not available to any party whose material breach of any provision of the merger agreement has been the proximate cause of, or has resulted in, the failure of the merger to be consummated by the End Date;

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any court of competent jurisdiction or other governmental authority in the United States has issued an injunction, order or decree that is final and nonappealable and that (A) prohibits or makes illegal consummation of the merger or (B) permanently enjoins Campbell, Merger Sub or the Company from consummating the merger (and, if applicable, any such injunction, order or decree has become final and nonappealable), except that this termination right is not available to any party whose material breach of any provision of the merger agreement has been the proximate cause of or has resulted in such an injunction, order or decree being issued; or

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at the meeting of the Company stockholders to adopt the merger agreement (including any adjournment or postponement thereof), the requisite stockholder approval is not obtained.

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by Campbell if:

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an Adverse Recommendation Change has occurred; or

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the Company has breached any representation or warranty or failed to perform any covenant or agreement on the part of the Company set forth in the merger agreement that would cause certain closing conditions not to be satisfied and such breach of failure is incapable of being cured or, if curable, is not cured by the Company prior to 30 calendar days after receipt by the Company of written notice from Campbell of such breach or failure so long as that, at the time of delivery of such notice or after, Campbell or Merger Sub are not in breach of their representations, warranties or obligations under the merger agreement so as to cause certain closing conditions not to be capable of being satisfied.

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by the Company if:

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prior to receipt of the requisite stockholder approval, in order to accept a Superior Proposal and concurrently with or immediately after termination the Company enters into a binding written definitive acquisition agreement providing for the consummation of a transaction for such Superior Proposal, so long as (A) the Company has complied in all material respects with the merger agreement with respect to such Superior Proposal and contemplated termination and (B) the Company has paid the Termination Fee immediately before or concurrently with and as a condition to such termination as described in the section of this proxy statement entitled “The Merger Agreement — Termination Fee Payable by the Company and Reverse Termination Fee Payable by Campbell;” or

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if prior to the Effective Time, Campbell or Merger Sub has breached any representation or warranty or failed to perform any covenant or agreement on the part of Campbell or Merger Sub set forth in the merger agreement that would cause certain closing conditions not to be satisfied, and such breach or failure is incapable of being cured or, if curable, is not cured by Campbell or Merger Sub prior to 30 calendar days after receipt by Campbell or Merger Sub of written notice from the Company of such breach or failure so long as that, at the time of delivery of such notice or after, the Company are not in breach of its representations, warranties or obligations under the merger agreement so as to cause certain closing conditions not to be capable of being satisfied.

Termination Fee Payable by the Company and Reverse Termination Fee Payable by Campbell
The Company has agreed to pay Campbell a termination fee of approximately $71.3 million in immediately available funds upon termination of the merger agreement if:
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the merger agreement is terminated:

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by Campbell because an Adverse Recommendation Change occurred;

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by the Company prior to obtaining the requisite stockholder approval to adopt the merger agreement in order to accept a Superior Proposal; or

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by (A) Campbell or the Company if the Effective Time has not occurred on or before the End Date or the requisite stockholder approval to adopt the merger agreement was not obtained, or (B) Campbell due to a breach of any representation or warranty or failure to perform any covenant or agreement in the merger agreement by the Company that would cause the certain closing conditions not to be satisfied and such breach of failure is not cured, provided that (i) prior to such termination and after the date of the merger agreement, an Acquisition Proposal is publicly announced or otherwise communicated to the Company Board or the Company’s stockholders and not publicly withdrawn and (ii) within 12 months following the date of termination, the Company or any of its subsidiaries consummates an Acquisition Proposal or enters into a definitive agreement with respect to an Acquisition Proposal, which is subsequently consummated (except for purposes of this clause (ii), each reference to “15%” in the definition of Acquisition Proposal is deemed to refer instead to “50%”).

Campbell has agreed to pay the Company a reverse termination fee of  $145 million (minus any costs or expenses reimbursed to the Company by Campbell in connection with obtaining (or seeking to obtain) the expiration or termination of the applicable waiting period under the HSR Act) in immediately available funds if (i) Campbell or the Company terminates the merger agreement because the Effective Time has not occurred on or before the End Date or (ii) there is a final and nonappealable injunction, order or decree that prohibits or makes illegal the merger (in either case, solely as a result of failure to obtain the expiration or termination of the applicable waiting period relating to the merger under the HSR Act or the issuance of an injunction or order or application of applicable law or other legal prohibition, relating to U.S. antitrust laws).
Remedies; Maximum Liability
The merger agreement provides that, upon any termination of the merger agreement under circumstances where the termination fee is payable by the Company and the termination fee is paid in full, except in the case of fraud or willful breach by the Company, Campbell’s receipt of payment of the termination fee from the Company will be the sole and exclusive remedy of Campbell and Merger Sub against the Company and its affiliates, and the Company and its affiliates’ respective Representatives for the loss suffered as a result of the failure of the merger to be consummated or any loss suffered as a result of any breach of any covenant or agreement in the merger agreement, and upon payment of such amount, none of the Company or its affiliates, or their respective Representatives will have any further liability or obligation relating to or arising out of the merger agreement.
In addition, the merger agreement provides that, upon any termination of the merger agreement under circumstances where the reverse termination fee is payable by Campbell and the reverse termination fee is paid in full (minus any costs or expenses reimbursed to the Company by Campbell in connection with obtaining (or seeking to obtain) the expiration or termination of the applicable waiting period under the HSR Act), except in the case of fraud or willful breach of the merger agreement by Campbell or Merger Sub, the Company’s receipt of the reverse termination fee from Campbell will be the sole and exclusive remedy of the Company against Campbell, Merger Sub and their affiliates, and their affiliates’ respective Representatives for the loss suffered as a result of the failure of the merger to be consummated or any loss suffered as a result of any breach of any covenant or agreement in the merger agreement, and upon payment of such amount, none of Campbell or Merger Sub, or any of their affiliates, or their or their affiliates’ respective Representatives will have any further liability or obligation relating to or arising out of the merger agreement. Notwithstanding, the foregoing will not limit the rights of the Company or any of its affiliates, or any of its or their respective Representatives, or the obligations of Campbell to pay or reimburse any amounts payable or reimbursable by Campbell in connection with (i) obtaining (or seeking to obtain) the expiration or termination of the applicable waiting period under the HSR Act as set forth in the section of this proxy statement entitled “The Merger Agreement — Regulatory Clearances and Approvals Required for the Merger” and (ii) financing cooperation as set forth in the section of this proxy statement “The Merger Agreement — Financing of the Merger.”
If the merger agreement is terminated under circumstances where neither the termination fee is payable by the Company nor the reverse termination fee is payable by Campbell, the merger agreement will become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party, except in the case of fraud or willful breach of any provision of the merger agreement. Additionally, the obligations of Campbell to pay or reimburse any amounts payable or reimbursable by Campbell in connection with (i) obtaining (or seeking to obtain) the expiration or termination of the applicable waiting period under the HSR Act and (ii) financing cooperation, in both cases, as described above, will survive any termination of the merger agreement.
Specific Performance
The merger agreement provides that the parties will be entitled to an injunction or injunctions to prevent breaches of the merger agreement or to enforce specifically the performance of the terms and provisions thereof, without the necessity of proving the actual damages or the inadequacy of money damages as a remedy (and each party has waived any requirement for the securing or posting of any bond in connection with such remedy and has agreed to not assert that a remedy of specific performance or an injunction is unenforceable, invalid, contrary to law or inequitable for any reason), in addition to any other remedy to which they are entitled at law or in equity.
Fees and Expenses
Except as set forth in the section of this proxy statement entitled “The Merger Agreement — Termination Fee Payable by the Company and Reverse Termination Fee Payable by Campbell,” “The Merger Agreement — Regulatory Clearances and Approvals Required for the Merger” and “The Merger Agreement — Financing Cooperation,” all costs and expenses incurred in connection with the merger agreement will be paid by the party incurring such cost or expense.
Amendments and Waivers
At any time prior to the Effective Time of the merger, the parties may amend or waive any provision of the merger agreement. Any such amendment must be in writing and signed by each party to the merger agreement and any such waiver must be in writing and signed by each party against whom the waiver is to be effective. After the Company stockholders have adopted the merger agreement, no amendment to the merger agreement is permitted that would require the further approval of the Company stockholders under Delaware law without such approval having first been obtained.
Governing Law and Venue, Waiver of Jury Trial
The parties agreed that the merger agreement, including any claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to the merger agreement, or the negotiation, execution or performance thereof or the transactions contemplated by the merger agreement, will be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state, except that any action or proceeding involving the Debt Financing Sources, arising out of or relating to, the merger agreement, the New Debt Financing or any of the agreements entered into in connection with the New Debt Financing or any of the contemplated transactions or the performance of any services under the New Debt Financing will be governed by the laws of the State of New York, without giving effect to any conflicts of law principles that would result in the application of the laws of another state (and except as otherwise provided in any agreement relating to the New Debt Financing). Notwithstanding anything contained in the merger agreement to the contrary, the parties have agreed that (a) any action or proceeding, whether in law or in equity, whether in contract or in tort or otherwise, involving the Debt Financing Sources, arising out of or relating to, the merger agreement, the New Debt Financing or any of the agreements entered into in connection with the New Debt Financing or any of the contemplated transactions or the performance of any services thereunder shall be subject to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof and each party hereto irrevocably submits itself and its property with respect to any such action or proceeding to the exclusive jurisdiction of such court and (b) any such action or proceeding shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise provided in any agreement relating to the New Debt Financing.
The parties have agreed that any action, suit or legal proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, the merger agreement or the transactions contemplated by the merger agreement (whether brought by any party or any of its affiliates or against any party or any of its affiliates) will be brought in the Delaware Chancery Court or, if such court does not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties to the merger agreement irrevocably consented to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or legal proceeding and irrevocably waived, to the fullest extent permitted by law, any objection that it may have to the laying of the venue of any such action, suit or legal proceeding in any such court or that any such action, suit or legal proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or legal proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.
Notwithstanding the choice of Delaware courts described above, the parties have agreed that (a) any action or proceeding involving the Debt Financing Sources, arising out of or relating to, the merger agreement, the New Debt Financing or any of the agreements entered into in connection with the New Debt Financing or any of the contemplated transactions or the performance of any services under the New Debt Financing will be subject to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court of such courts and each party to the merger agreement has agreed to irrevocably submit itself and its property with respect to any such action or proceeding to the exclusive jurisdiction of such court.
Each party further irrevocably waived any and all right to trial by jury in any legal proceeding arising out of or related to the merger agreement or the transactions contemplated by the merger agreement.
Summary of Voting Agreements
Concurrently with the execution of the merger agreement, on August 7, 2023, the Voting Parties entered into Voting Agreements with Campbell. The following summary describes certain material provisions of the Voting Agreements, forms of which are attached hereto as Annexes D and E and incorporated by reference herein in their entirety.
Voting
Under the Voting Agreements, from the date of each Voting Agreement until the earlier of (i) the Effective Time, (ii) the termination of the merger agreement, (iii) mutual written agreement of each party to the Voting Agreement, (iv) the effectiveness of any “Adverse Amendment” (as defined below) or (v) the occurrence of any Adverse Recommendation Change with respect to an Intervening Event (such period defined as the “Voting Period”), each Voting Party agreed to vote or exercise its right to consent with respect to its Subject Shares that such Voting Party is entitled to vote at the time of any vote or action by written consent to adopt the merger agreement and all agreements related to the merger and any actions related to the merger and merger agreement at any meeting of the Company’s stockholders where the merger agreement and all agreements related to the merger and any actions related to the merger and merger agreement are submitted for the Company’s stockholders’ consideration and vote. An “Adverse Amendment” is an amendment or modification of the merger agreement that (i) delays or imposes any additional restrictions or conditions on the payment of the Merger Consideration, (ii) imposes any additional conditions on the consummation of the merger, (iii) alters or changes the amount or kind of consideration to be paid to the holders of shares of Company Stock in connection with the merger (including consideration related to the Company’s restricted stock that is outstanding as of immediately prior to the Effective Time), (iv) impedes or delays the consummation of the merger or (v) from and after the adoption of the merger agreement by the holders of shares of Company Stock, requires further approval of the Company’s stockholders under the DGCL. As of August 7, 2023, the Subject Shares subject to the Voting Agreements covered approximately 34% of the shares of outstanding Company Stock. As of August 7, 2023, the Voting Parties collectively owned approximately 46% of the shares of outstanding Company Stock.
Further, during the Voting Period, each Voting Party agreed that it will not vote any of its Subject Shares in favor of, or consent to, and will vote the shares subject to the Voting Agreements against and not consent to, the approval of any (i) Acquisition Proposal, (ii) reorganization, recapitalization, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company, (iii) corporate action the consummation of which would reasonably be expected to interfere with, prevent or delay the consummation of the transactions contemplated by the merger agreement and (iv) any action or contract that would reasonably be expected to result in a material breach or violation of any covenant, representation or warranty or any other obligation of the Voting Party contained in the Voting Agreements.
In addition, Advent’s Voting Agreement contains a “no-shop” restriction that, among other things, prohibits the Advent Funds and their representatives from soliciting alternative acquisition proposals (subject to certain exceptions).
Restrictions on Transfers
Each Voting Party has also agreed that, with limited exceptions, prior to the termination of its Voting Agreement, it will not transfer any Subject Shares during the term of its Voting Agreement (subject to any Rule 10b5-1 trading plans in effect on the date of the merger agreement).
Termination
By its terms, each Voting Agreement will terminate upon the earliest to occur of (i) the Effective Time, (ii) the termination of the merger agreement, (iii) mutual written agreement of each party to the Voting Agreement, (iv) the effectiveness of any Adverse Amendment or (v) the occurrence of any Adverse Recommendation with respect to an Intervening Event.

PROPOSAL NO. 2: ADJOURNMENT PROPOSAL
We are asking our stockholders to consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement, which we refer to as the Adjournment Proposal. In that event, a vote on the Adjournment Proposal will be held and our stockholders will not be asked to vote to adopt the merger agreement until such adjournment, if any. We do not intend to call a vote on the Adjournment Proposal if the proposal to adopt the merger agreement has been adopted at the special meeting.
In order to allow proxies that have been received by us at the time of the special meeting to be voted for the Adjournment Proposal, we are submitting the Adjournment Proposal to our stockholders as a separate matter for their consideration. This proposal asks our stockholders to authorize the holder of any proxy solicited by the Company Board on a discretionary basis to vote in favor of adjourning the special meeting to another time and place for the purpose of soliciting additional proxies, including the solicitation of proxies from our stockholders who have previously voted. If the special meeting is postponed or adjourned for any reason, including to solicit additional proxies, stockholders who have already sent in their proxies will be able to revoke them at any time prior to their use.
If it is necessary to adjourn the special meeting, then, unless any individual adjournment of the meeting is for more than 30 days, no notice of such adjourned meeting is required to be given to stockholders, other than an announcement at the special meeting of the place (or means of remote communication, as applicable), date and time to which the special meeting is adjourned. Even if a quorum is not present, stockholders who are represented at a meeting may approve an adjournment of the meeting.
Recommendation of the Company Board
The Company Board recommends that you vote “FOR” the Adjournment Proposal.

APPRAISAL RIGHTS
If the merger is consummated, the Company’s stockholders (including “beneficial owners” of shares of Company Stock) who (1) do not vote in favor of the adoption of the merger agreement; (2) properly demand an appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL; and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions and procedures set forth in Section 262 of the DGCL, seek appraisal of their shares in connection with the merger under Section 262 of the DGCL, which we refer to as “Section 262.” Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to the record holder of shares as to which appraisal rights are asserted, all references in Section 262 and in this summary “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that Company’s stockholders and beneficial owners exercise their appraisal rights under Section 262. STOCKHOLDERS AND BENEFICIAL OWNERS SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.
Under Section 262, if the merger is completed, holders of record of shares of Company Stock or beneficial owners who (1) submit a written demand for appraisal of such stockholder’s shares of Company Stock to the Company prior to the vote on the adoption of the merger agreement; (2) do not vote, online at the special meeting or by proxy, in favor of the adoption of the merger agreement; (3) continuously hold of record (or beneficially own, as the case may be) such shares on the date of making the demand for appraisal through the Effective Time; and (4) otherwise comply with the procedures and satisfy certain ownership thresholds set forth in Section 262 may be entitled to have their shares of Company Stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the Merger Consideration, for the “fair value” of their shares of Company Stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the merger to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below. However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all holders of shares of a class or series of stock that, immediately prior to the closing of the merger, were listed on a national securities exchange who are otherwise entitled to appraisal rights unless (A) the total number of shares of the class or series of stock for which appraisal rights have been pursued or perfected exceeds one percent of the outstanding shares of such class or series as measured in accordance with subsection (g) of Section 262; or (B) the value of the Merger Consideration in respect of such shares exceeds $1 million. We refer to these conditions as the “ownership thresholds.” Given that the shares of Company Stock are listed on the Nasdaq (and assuming such shares remain so listed up until closing of the merger), then the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of Company Stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is satisfied.
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the Effective Time through the date the judgment is paid at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (y) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes Company’s notice to Company’s stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the merger, any holder of record of shares of Company Stock or beneficial owner who wishes to exercise appraisal rights, or who wishes to preserve such holder’s or beneficial owner’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of Company Stock, the Company believes that if a person is considering exercising such rights, such person should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of Company Stock must do ALL of the following:
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such person must not vote, online at the special meeting or by proxy, such shares in favor of the proposal to adopt the merger agreement;

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such person must deliver to the Company a written demand for appraisal before the vote on the merger agreement at the special meeting;

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such person must continuously hold of record or beneficially own the shares of the Company Stock from the date of making the demand through the Effective Time (a person demanding appraisal will lose appraisal rights if after demanding appraisal and before the Effective Time, in the case of a record holder transfers, or in the case of a beneficial owner ceases to beneficially own, such shares);

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such person (or any other person duly demanding appraisal) or the Surviving Corporation must file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the Company stock of all such stockholders within 120 days after the Effective Time (the Surviving Corporation is under no obligation to file any petition and has no present intention to do so); and

•
such person must otherwise comply with the applicable procedures and requirements set forth in Section 262.

If such person fails to comply with any of these conditions and the merger is completed, such person will be entitled to receive the Merger Consideration, but you will have no appraisal rights with respect to such person’s shares of Company Stock.
In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights with respect to the shares of Company Stock unless one of the ownership thresholds is met.
Because a proxy that is submitted and does not contain voting instructions will, unless properly revoked, be voted in favor of the adoption of the merger agreement, each person who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the merger agreement or abstain.
Filing Written Demand
A person wishing to exercise appraisal rights must deliver to Company, before the vote on the adoption of the merger agreement at the special meeting, a written demand for the appraisal of such person’s Company Stock. In addition, that person must not vote or submit a proxy in favor of the adoption of the merger agreement. A vote in favor of the adoption of the merger agreement, online at the special meeting or by proxy

(whether by mail or via the internet or telephone), will constitute a waiver of your appraisal rights in respect of the shares of Company Stock so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must hold or own, as applicable, of record or beneficially, the shares of Company Stock on the date the written demand for appraisal is made and must continue to hold or own, as applicable, the Company Stock through the Effective Time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, and it will constitute a waiver of the stockholder’s and beneficial owner’s right of appraisal and will nullify any previously delivered written demand for appraisal with respect to such shares. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the merger agreement or abstain from voting on the adoption of the merger agreement. Neither voting against the adoption of the merger agreement nor abstaining from voting or failing to vote on the proposal to adopt the merger agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the merger agreement. A proxy or vote against the adoption of the merger agreement will not constitute a demand. A person’s failure to make the written demand prior to the taking of the vote on the adoption of the merger agreement at the special meeting will constitute a waiver of appraisal rights.
In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform the Company of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s Company Stock. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such Company Stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation and to be set forth on the verified list (as defined below).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Sovos Brands, Inc.
1901 Fourth Street, #200
Berkeley, CA 94710
Attention: Chief Legal Officer & Secretary
At any time within 60 days after the Effective Time, any person who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the Merger Consideration, less any applicable withholding taxes, by delivering to Company, as the Surviving Corporation, a written withdrawal of the demand for appraisal. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below); provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the Merger Consideration within 60 days after the Effective Time. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the Merger Consideration.
Notice by the Surviving Corporation
If the merger is completed, within ten days after the Effective Time, the Surviving Corporation will notify each stockholder (including any beneficial owner, as the case may be) who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the merger agreement, that the merger has become effective and the Effective Time thereof.

Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, either the Surviving Corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by any person other than the Surviving Corporation, demanding a determination of the fair value of the Company Stock held by all dissenting stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and stockholders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Company Stock. Accordingly, any persons who desire to have their Company Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Company Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s Company Stock pursuant to Section 262 will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of Company Stock not voted in favor of the adoption of the merger agreement and with respect to which Company has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such Company Stock (provided that where a beneficial owner makes a demand for appraisal directly, the record holder of such Company Stock shall not be considered a separate stockholder holding such Company Stock for purposes of this aggregate number). Such statement must be given within ten days after receipt by the Surviving Corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by any person other than the Surviving Corporation, service of a copy thereof must be made upon the Surviving Corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. If the petition is filed by the Surviving Corporation, the petition must be accompanied by the verified list. The Delaware Court of Chancery may order that notice of the time and place fixed for the hearing of such petition be given to the Surviving Corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the Surviving Corporation.
After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the Surviving Corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Given that the shares Company Stock are listed on the Nasdaq (and assuming such shares remain so listed up until closing of the merger), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of Company Stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is met.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal and that at least one of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Company Stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the Surviving Corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery; and (y) interest accrued before such voluntary cash payment, unless paid at that time.
In determining “fair value,” the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the Merger Consideration if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262. ALTHOUGH THE COMPANY BELIEVES THAT THE MERGER CONSIDERATION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE MERGER CONSIDERATION. Neither Company nor Campbell anticipates offering more than the Merger Consideration to any persons exercising appraisal rights, and each of Company and Campbell reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Company Stock is less than the Merger Consideration. If a petition for appraisal is not timely filed or, with respect to Company Stock, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the right to an appraisal will cease.
The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the Surviving Corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon the parties as the Delaware

Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of his, her or its shares of Company Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of Company Stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time, if neither of the ownership thresholds above has been satisfied in respect of those seeking appraisal rights with respect to the shares of Company Stock, or if the person delivers to the Surviving Corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the merger in accordance with Section 262.
Any stockholder or beneficial owner who has delivered a written demand for appraisal and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal in respect of some or all of such person’s shares and accept the Merger Consideration offered pursuant to the merger agreement with respect to the shares subject to the withdrawal by delivering to the Company a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time will require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal in respect of some or all of such person’s shares and to accept the Merger Consideration with respect to the shares subject to the withdrawal within 60 days after the Effective Time. From and after the Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of Company Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time).
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. In that event, you will be entitled to receive the Merger Consideration for your dissenting shares in accordance with the merger agreement, less any applicable withholding taxes. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our Company Stock as of August 22, 2023 (or as of such other date as may be indicated) for:
•
each person or group who is known by us to own beneficially more than 5% of our Company Stock;

•
each member of the Company Board and each of our named executive officers; and

•
all members of the Company Board and our executive officers as a group.

Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our Company Stock shown as beneficially owned by them.
Percentage of beneficial ownership is based on shares of Company Stock outstanding as of August 22, 2023 and [101,329,105] shares of Company Stock outstanding. Unvested time-based shares of restricted Company Stock subject to forfeiture are deemed to be beneficially owned by the holders thereof. Unless otherwise indicated, the address for each of our named executive officers and directors listed below is 168 Centennial Parkway, Suite 200, Louisville, Colorado 80027.
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% stockholders
Funds managed by Advent International, L.P.(1)	42,612,154	42.1%
Capital World Investors(2)	5,297,349	5.2%
Wellington Management Group(3)	6,218,132	6.1%
Named executive officers and directors
Todd R. Lachman(4)	1,752,009	1.7%
E. Yuri Hermida	—	—
Kirk A. Jensen(5)	219,581	*
William R. Johnson(6)	1,396,539	1.4%
Tamer Abuaita	7,122	*
Jefferson M. Case(7)	—	*
Neha U. Mathur(7)	—	*
David W. Roberts	—	*
Valarie L. Sheppard	15,229	*
Vijayanthimala (Mala) Singh	15,229	*
All executive officers and directors as a group (15 persons)	3,982,487	3.9%

*
Beneficial ownership of less than 1%.

(1)
Reflects collective beneficial ownership of funds managed by Advent International, L.P. as of June 30, 2023, as reported on Form 3 filed with the SEC on July 10, 2023, reporting voting and dispositive power over 42,612,154 shares. The business address of this entity is Prudential Tower, 800 Boylston Street, Suite 3300, Boston, Massachusetts 02199-8069.

(2)
Reflects beneficial ownership by Capital World Investors as of December 31, 2022, as reported on Schedule 13G filed with the SEC on February 13, 2023, reporting sole voting and dispositive power over 5,297,349 shares. The business address of this entity is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

(3)
Reflects beneficial ownership by Wellington Management Group as of December 31, 2022, as reported on Schedule 13G filed with the SEC on February 6, 2023, reporting shared voting power over 4,573,885 shares and shared dispositive power over 6,218,132 shares. The business address of this entity is c/o Wellington Management Company, 280 Congress Street, Boston, MA 02210.

(4)
Includes 690,426 shares of restricted common stock. Also includes 188,721 shares of common stock and 158,607 shares of restricted common stock held by the Todd Lachman 2021 Family Trust.

(5)
Includes 119,718 shares of restricted common stock.

(6)
Includes 224,052 shares of restricted common stock and 27,777 unvested Director RSUs that will vest within 60 days of August 22, 2023.

(7)
Excludes shares held by certain funds associated with Advent International, L.P. Mr. Case and Ms. Mathur disclaim beneficial ownership of the shares held by the such funds, except to the extent of their respective pecuniary interest therein, if any.

STOCKHOLDER PROPOSALS
If the merger is completed, there will be no public stockholders of the Company and no public participation in any future meetings of our stockholders. However, if the merger is not completed, we will hold a 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). If the 2024 Annual Meeting is held, stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for our 2024 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act and our Amended and Restated Bylaws, as described below.
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders, if held, pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary by mail c/o Corporate Secretary, Sovos Brands, Inc., 1901 Fourth Street, #200, Berkeley, CA 94710 and by email at CorporateSecretary@SovosBrands.com by December 29, 2023.
Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, if held, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than February 8, 2024 and no later than March 9, 2024. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 7, 2024, then our Corporate Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the 90th day prior to the 2024 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
Furthermore, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice in accordance with our Amended and Restated Bylaws, as set forth above, and must comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

HOUSEHOLDING OF PROXY MATERIALS
The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

WHERE YOU CAN FIND ADDITIONAL INFORMATION; INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains a website (http://www.sec.gov) from which interested persons can electronically access our reports, proxy statements and other information regarding us. Our SEC filings are also available free of charge at our website (https://www.sovosbrands.com).
The SEC allows “incorporation by reference” into this proxy statement of information that we file with the SEC. This permits us to disclose important information to you by referencing these filed documents. Any information referenced this way is considered to be a part of this proxy statement, and any information filed by us with the SEC subsequent to the date of this prospectus supplement automatically will be deemed to update and supersede this information. We incorporate by reference the following documents, which we have filed with the SEC (excluding any documents or portions of such documents furnished under Item 2.02 or Item 7.01 (including any financial statements or exhibits relating thereto furnished pursuant to Item 9.01) of Form 8-K, which is not deemed filed for purposes of the Exchange Act and which is not incorporated by reference herein):
•
our Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 8, 2023;

•
our Quarterly Report on Form 10-Q for the quarter ended April 1, 2023, filed on May 10, 2023;

•
our Quarterly Report on Form 10-Q for the quarter ended July 1, 2023, filed on August 9, 2023;

•
our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 27, 2023 (solely those portions that were incorporated by reference into Part III of our Annual Report on Form 10-K for the year ended December 31, 2022); and

•
our Current Reports on Form 8-K filed on February 16, 2023, May 19, 2023, June 12, 2023 and August 7, 2023.

In addition, we incorporate by reference any filings made with the SEC in accordance with Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of this proxy statement and before the date of the special meeting, with the exception of any information furnished under Item 2.02 or Item 7.01 (including any financial statements or exhibits relating thereto furnished pursuant to Item 9.01) of Form 8-K, which is not deemed filed and which is not incorporated by reference herein.
Any such filings shall be deemed to be incorporated by reference and to be a part of this proxy statement from the respective dates of filing of those documents.
Any statement contained in a document or report incorporated or deemed to be incorporated by reference in this proxy statement will be deemed to be modified or superseded to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference in this proxy statement, modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.
We will provide, without charge, to each person, including any beneficial owner, to whom a copy of this proxy statement is delivered, upon written or oral request of such person, a copy of any or all of the reports and documents that are incorporated by reference into this proxy statement but not delivered with this prospectus supplement, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this proxy statement. You should direct requests for those documents to:
Sovos Brands, Inc.
1901 Fourth Street, #200
Berkeley, CA 94710
IR@sovosbrands.com
We maintain an internet site at https://www.sovosbrands.com. Our website and the information contained on or connected to it shall not be deemed to be incorporated into this proxy statement.

OTHER MATTERS
Our Board is not aware of any matter to be presented for action at the special meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the stockholders properly come before the meeting, the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment on such matters. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.
By order of the Board of Directors,
Dated: [           ], 2023
Isobel Jones
Secretary

Annex A
Execution Version
AGREEMENT AND PLAN OF MERGER
dated as of
August 7, 2023
among
SOVOS BRANDS, INC.,
CAMPBELL SOUP COMPANY
and
PREMIUM PRODUCTS MERGER SUB, INC.

A-i

A-ii

A-iii

A-iv

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER (as amended in accordance with the terms and conditions hereof, this “Agreement”) dated as of August 7, 2023 by and among Sovos Brands, Inc., a Delaware corporation (the “Company”), Campbell Soup Company, a New Jersey corporation (“Parent”), and Premium Products Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”).
W I T N E S S E T H :
WHEREAS, the respective boards of directors of the Company, Parent and Merger Sub have approved and declared advisable the acquisition of the Company by Parent by means of a merger of Merger Sub with and into the Company on the terms and subject to the conditions set forth in this Agreement; and
WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, each of the members of the Board of Directors (the “Board of Directors”) of the Company who holds Shares and each of the Persons set forth on Exhibit A has entered into a Voting Agreement (the “Voting Agreement”) with Parent pursuant to which each such Person has agreed to vote the number of Shares beneficially owned by it and set forth in the Voting Agreement, in favor of the Merger and the approval and adoption of this Agreement, in accordance with the terms and conditions thereof.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound agree as follows:
ARTICLE 1
Definitions
Section 1.01.   Definitions.   (a)    As used herein, the following terms have the following meanings:
“1933 Act” means the Securities Act of 1933.
“1934 Act” means the Securities Exchange Act of 1934.
“Acquisition Proposal” means any proposal or offer (other than any proposal or offer by Parent or any of its Affiliates) with respect to (i) any acquisition or purchase, direct or indirect, of 15% or more of the consolidated assets of the Company or 15% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Company, (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any Third Party beneficially owning 15% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Company, or (iii) a merger, consolidation, share exchange, business combination, sale of substantially all the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Company.
“Action” means any action, cause of action, suit, audit, investigation, litigation, arbitration, mediation, complaint, citation, claim (including any crossclaim or counterclaim), written demand, subpoena, enforcement action or proceeding (including any civil, criminal, administrative, regulatory, appellate or other proceeding), whether at equity or at law, in contract, in tort or otherwise, by or before, or overseen by, issued by, filed with or submitted to, any court or other Governmental Authority or any arbitrator or arbitral body.
“Additional Consideration” means an amount in cash equal to (i) $0.00182 multiplied by (ii) the number of calendar days elapsed after the Additional Consideration Date to and excluding the Closing Date; provided, however, “Additional Consideration” means $0 if the Closing Date occurs on or prior to the Additional Consideration Date.
“Additional Consideration Date” means the date that is nine months after the date of this Agreement.

“Advent” means, collectively, all of the Persons identified under the heading “Advent” on Exhibit A.
“Affiliate” means, with respect to any Person, any other Person who directly or indirectly controls, is controlled by or is under common control with such Person.
“Applicable Data Protection Laws” means all Applicable Laws relating to data privacy, data protection, cybersecurity and/or the processing of Personal Information, including the California Consumer Privacy Act of 2018 (as amended by the California Privacy Rights Act of 2020), the EU 2016/679 General Data Protection Regulation and the equivalent thereof under the laws of the United Kingdom.
“Applicable Data Protection Requirements” means all (i) Applicable Data Protection Laws and (ii) published external-facing privacy notices, binding industry standards and restrictions and requirements contained in any Contract to which the Company or any of its Subsidiaries is bound, in each case, under this clause (ii), relating to data privacy, data protection, cybersecurity and/or the processing of Personal Information.
“Applicable Law” means, with respect to any Person, any federal, state, local, foreign, international or transnational law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, permit, injunction, judgment, award, decree or ruling enacted, adopted, promulgated or applied by a Governmental Authority (having competent jurisdiction) that is binding on or applicable to such Person.
“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.
“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985.
“Code” means the Internal Revenue Code of 1986.
“Collective Bargaining Agreement” means any agreement, memorandum of understanding or other contractual obligation between the Company or any of its Subsidiaries and any labor or trade union or organization, works council or other authorized employee representative representing Company Employees in their capacities as such.
“Company 10-K” means the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022.
“Company 10-Q” means the Company’s quarterly report on Form 10-Q for the quarterly period ended April 1, 2023.
“Company Balance Sheet” means the unaudited consolidated balance sheet of the Company as of the Company Balance Sheet Date and the footnotes thereto set forth in the Company 10-Q.
“Company Balance Sheet Date” means April 1, 2023.
“Company Disclosure Schedule” means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by the Company to Parent and Merger Sub.
“Company Employee” means, as of any time, any employee of the Company or any of its Subsidiaries.
“Company Equity Awards” means the Company RSUs, the Company PSUs and the Company Restricted Stock.
“Company Material Adverse Effect” means a material adverse effect on the condition (financial or otherwise), business, assets, or results of operations of the Company and its Subsidiaries, taken as a whole, excluding any event, change, circumstance, effect, occurrence, condition, state of facts or development to the extent arising or resulting from or relating to (i) changes, developments or conditions after the date hereof in financial or securities markets in the United States or in any other location throughout the world relevant to the operation of the Company and its Subsidiaries or in the general economic or political conditions in the United States or in any other location throughout the world relevant to the operation of the Company and its Subsidiaries, or in the industry in which the Company and its Subsidiaries operate, (ii) any adoption, implementation, enforcement, promulgation, repeal, amendment, interpretation, reinterpretation or other changes, or proposed adoption, implementation, enforcement, promulgation, repeal, amendment, interpretation, reinterpretation or other changes in Applicable Law or GAAP after the date hereof, (iii) acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or any material worsening of such conditions threatened or existing as of the date of this Agreement or natural disasters, calamities or force majeure events, (iv) any epidemic or pandemic (including the COVID-19 pandemic), (v) the execution, public announcement or pendency of this Agreement or the transactions contemplated hereby or the consummation of such transactions (including the identity of Parent or any of its Affiliates as the acquiror of the Company), or communication by Parent or any Affiliate of Parent with respect to the post-Closing conduct of the business or deployment or disposition of any of the assets of the Company or any of its Subsidiaries (it being understood that this clause (v) shall not apply to a breach of any representation or warranty contained in Sections 4.04, 4.16(b)(iv) or 4.19(e) related to the announcement or consummation of the transactions contemplated hereby or the failure to satisfy the condition in Section 9.02(b) as a result of any breach of any such representation or warranty), (vi) any failure of the Company or any of its Subsidiaries to meet, with respect to any period or periods, any internal projections, forecasts, estimates of earnings or revenues or business plans (but not the underlying facts or basis for such failure to meet projections, forecasts, estimates of earnings or revenues or business plans, which, unless otherwise excepted pursuant to clauses (i)-(v) or (vii)-(ix) of this definition, may be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect), (vii) any decline in the market price or trading volume of the Company’s common stock (but not the underlying facts or basis for such decline, which, unless otherwise excepted pursuant to clauses (i)-(vi) or (viii)-(ix) of this definition, may be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect), (viii) any actions taken by the Company or any of its Subsidiaries as required by this Agreement or (ix) any action explicitly required under this Agreement or any action taken or omitted to be taken at the written request of Parent; provided, however, that if any event, change, circumstance, effect, occurrence, condition, state of facts or development described in any of clauses (i) through (iii) has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, relative to the other participants in the industry in which the Company and its Subsidiaries operate, such disproportionate effect shall be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect.
“Company Modified IPO PSUs” means the performance-based restricted stock units granted pursuant to the Equity Plans that were modified to provide that the award shall vest upon the earlier of a fixed date and the achievement of a volume-weighted average trading price performance-based vesting condition.
“Company Performance-Based Restricted Stock” means an award of Shares granted pursuant to the Equity Plans, including pursuant to an agreement to which the Company is a party, that is subject to performance-based vesting conditions but that is not Company Time- and Performance-Based Restricted Stock.
“Company Post-IPO PSUs” means the performance-based restricted stock units granted pursuant to the Equity Plans that are not Company Modified IPO PSUs or Company Unmodified IPO PSUs.
“Company PSUs” means, collectively, the Company Modified IPO PSUs, the Company Unmodified IPO PSUs and the Company Post-IPO PSUs.
“Company Restricted Stock” means, collectively, the Company Time-Based Restricted Stock, the Company Time- and Performance-Based Restricted Stock and the Company Performance-Based Restricted Stock.
“Company RSUs” means the time-based restricted stock units granted pursuant to the Equity Plans.
“Company Time- and Performance-Based Restricted Stock” means an award of Shares granted pursuant to the Equity Plans, including pursuant to an agreement to which the Company is a party, that is scheduled to vest upon the earlier of a fixed date and the achievement of a performance-based vesting condition.

“Company Time-Based Restricted Stock” means an award of Shares granted pursuant to the Equity Plans, including pursuant to an agreement to which the Company is a party, that is subject only to time-based vesting conditions.
“Company Unmodified IPO PSUs” means the performance-based restricted stock units granted pursuant to the Equity Plans that vest based solely on the achievement of a volume-weighted average trading price performance-based vesting condition (and which, for the avoidance of doubt, were not subsequently modified).
“Continuing Employee” means each Company Employee employed by the Company or any of its Subsidiaries immediately prior to the Effective Time whose employment with the Surviving Corporation (or Parent or any of its Affiliates) continues after the Effective Time.
“Contract” means any contract, binding letter of intent, lease, sublease, occupancy agreement, license, sublicense, indenture, note, bond, loan, mortgage, agreement, deed of trust, franchise, license or other binding instrument, commitment or undertaking, including any exhibits, annexes, appendices or attachments thereto, and any amendments, modifications, supplements, extensions or renewals thereto, excluding sale and purchase orders.
“control” (including the terms “controlled,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Applicable Law related to COVID-19.
“COVID-19 Responses” means any reasonable action that is necessary to be taken in response to any COVID-19 Measures, including the establishment of any reasonably necessary policy, procedure or protocol.
“Debt Financing Sources” means the lenders, agents, underwriters, commitment parties and arrangers of any New Debt Financing, together with their respective Affiliates and Debt Financing Sources Representatives and their successors and assigns, including any successors or assigns via joinder agreements, indentures or credit agreements relating thereto.
“Debt Financing Sources Representative” means, with respect to any Debt Financing Source, such Debt Financing Source’s directors, officers, partners, principals, employees, counsel, financial advisors, auditors, agents and other authorized representatives.
“DGCL” means the General Corporation Law of the State of Delaware.
“Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA (regardless of whether such plan is subject to ERISA), (ii) compensation, employment, independent contractor, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, or post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), including, for the avoidance of doubt, any Company Equity Award, in each case, whether or not written that is sponsored, maintained, administered, contributed to (or required to be contributed to), or entered into, by the Company or any of its Subsidiaries for the current or future benefit of any current or former Service Provider or with respect to which the Company or any of its Subsidiaries has or would reasonably be expected to have any direct or indirect liability.
“Environment” means any air (whether ambient outdoor or indoor), surface water, drinking water, groundwater, land surface, wetland, subsurface strata, soil, sediment, plant or animal life and any other natural resources.

“Environmental Laws” means any Applicable Laws (including common law) or any legally binding consent order or decree issued by any Governmental Authority, relating to (i) protection of the Environment, (ii) the prevention of pollution, (iii) the containment, clean-up, preservation, protection and reclamation of the Environment, (iv) health and safety (as it relates to exposure to Hazardous Substances) or (v) the generation, use, management, transportation, storage, disposal, treatment or release of Hazardous Substances.
“Environmental Permits” means all Permits required under Environmental Laws.
“Equity Award Exchange Ratio” means the quotient obtained by dividing (i) the Merger Consideration by (ii) the volume-weighted average closing price per share of Parent Common Stock on the New York Stock Exchange for the five consecutive trading day period ending on the last trading day preceding the Closing Date.
“Equity Plans” means the Sovos Brands Limited Partnership 2017 Equity Incentive Plan and the Sovos Brands, Inc. 2021 Equity Incentive Plan.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.
“GAAP” means generally accepted accounting principles in the United States.
“Governmental Authority” means any transnational, domestic or foreign federal, state, provincial, local or other governmental, regulatory or administrative authority, department, court, agency, commission or official, including any political subdivision thereof, or any other governmental or quasi-governmental (including self-regulatory) authority or instrumentality.
“Hazardous Substance” means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material, or any substance, waste or material displaying any of the foregoing characteristics, in each case, that is regulated under any Environmental Law, including (i) petroleum and petroleum products, including crude oil and any fractions thereof, (ii) natural gas, synthetic gas and any mixtures thereof, (iii) polychlorinated biphenyls, (iv) asbestos or asbestos-containing materials, (v) radioactive materials, (vi) produced waters and (vii) per- and polyfluoroalkyl substances.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Indebtedness” means, with respect to any Person, without duplication, all obligations or undertakings by such Person: (a) for borrowed money; (b) evidenced by bonds, debentures, notes or similar instruments; (c) pursuant to securitization or factoring programs or arrangements; (d) pursuant to guarantees of any Indebtedness of any other Person (other than between or among any of the Company and its wholly owned Subsidiaries); (e) net cash payment obligations of such Person under swaps, options, derivatives and other hedging Contracts or arrangements that will be payable upon termination thereof (assuming termination on the date of determination); (f) letters of credit and bank guarantees entered into by or on behalf of such Person; or (g) guarantees of any of the foregoing clauses (a)-(c) and (e).
“Intellectual Property” means any and all intellectual property rights or similar proprietary rights arising from or under the Applicable Laws of the United States or any other jurisdiction, including rights in all of the following: (a) trademarks, service marks, trade names, logos, brand names, corporate names, trade dress, domain names, social media identifiers and all other indications of origin (whether registered or not), including all goodwill associated with any of the foregoing and all applications, registrations and renewals in connection therewith; (b) inventions, whether patentable or not, all improvements thereto, patents and patent applications (together with any and all divisions, reissuances, continuations, continuations-in-part, revisions, provisionals, renewals, extensions and reexaminations thereof); (c) Trade Secrets; (d) works of authorship, copyrights (whether registered or not), all registrations or applications therefor and any and all renewals, extensions, reversions, restorations, derivative works and moral rights in connection with any of the foregoing; (e) data, database and data collection rights; (f) design rights; and (g) computer software (including source code, object code, firmware, operating systems and specifications).
“IT Assets” means any and all computers, software, firmware, middleware, servers, networks, workstations, routers, hubs, circuits, switches, data communications lines and all other information technology assets and equipment (including laptops and mobile devices), and documentation related to any of the foregoing, in each case, owned by, or licensed or leased to (or purported to be owned by or licensed or leased to) the Company or its Subsidiaries.
“Key Employee” means a Company Employee who either (i) is an officer or director subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Company or (ii) has a title of vice president (or a more senior title) with the Company or any of its Subsidiaries.
“Knowledge” means, with respect to the Company, the actual knowledge after reasonable investigation or inquiry (which shall include inquiry of the applicable individual’s direct reports of the subject matter in question) of the individuals listed on Section 1.01(a) of the Company Disclosure Schedule.
“Licensed Intellectual Property” means any and all Intellectual Property owned by a third party and licensed or sublicensed to the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries has obtained a covenant not to be sued.
“Lien” means, with respect to any property or asset, any mortgage, deed of trust, lien, license, pledge, option, hypothecation, adverse right, restriction, charge, security interest, right of first refusal, right of first offer, restriction on transfer and assignment, easement, servitude, encumbrance or other adverse claim of any kind, whether contingent or absolute, or any agreement, option, right or privilege (whether by Applicable Law, Contract or otherwise) that would reasonably be expected (with notice or the lapse of time or both) to become any of the foregoing, in respect of such property or asset. For purposes of this Agreement, a Person shall be deemed to own, subject to a Lien, any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.
“Multiemployer Plan” means a “multiemployer plan” as defined in Section 3(37) of ERISA.
“NASDAQ” means Nasdaq Stock Market, LLC.
“New Debt Financing” means the public offering of Parent’s debt securities or other incurrence of Indebtedness by Parent after the date hereof and prior to the Closing, the proceeds of which would be used, in whole or in part, to pay the Merger Consideration.
“ordinary course of business” means any action taken by the Company or any of its Subsidiaries in the ordinary course of the Company’s and its applicable Subsidiaries’ business.
“Owned Intellectual Property” means any and all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.
“Parent Common Stock” means capital stock of Parent, par value $0.0375 per share.
“Parent Material Adverse Effect” means a material adverse effect on Parent’s or Merger Sub’s ability to consummate the transactions contemplated by this Agreement, including to make all payments of the Merger Consideration in accordance with Section 2.02 in full.
“Partnership” means the Sovos Brands Limited Partnership.
“PBGC” means the Pension Benefit Guaranty Corporation.
“Permits” means each grant, license, franchise, permit, easement, variance, exception, exemption, waiver, consent, certificate, certification, registration, accreditation, approval, order, qualification or other similar authorization of any Governmental Authority.

“Permitted Liens” means (a) carriers’, warehousemen’s, mechanics’, materialmen’s, landlords’, laborers’, suppliers’ and vendors’ liens and other similar Liens, if any, arising or incurred in the ordinary course of business that do not, individually or in the aggregate, impair or interfere with the present use of the assets or otherwise impair present business operations; (b) Liens for Taxes not yet delinquent or, if delinquent, that are being contested in good faith by appropriate actions and that are adequately reserved for as of the date hereof in the applicable financial statements of the Company in accordance with GAAP; (c) applicable zoning, planning, entitlement, conservation restrictions, land use restrictions, building codes and other governmental rules and regulations imposed by a Governmental Authority having jurisdiction over the real property, none of which are violated by the current use and operation of the real property nor which would reasonably be expected to have an adverse impact on the Company’s conduct of its business; (d) with respect to real property or any other assets, Liens that do not materially interfere with the business as presently conducted and would not be reasonably expected to materially detract from the use or operation of the property or other assets subject thereto as currently used or operated by the Company or any of its Subsidiaries (or the value thereof); (e) Liens that affect the underlying fee interest of any Leased Real Property; and (f) non-exclusive licenses to Intellectual Property.
“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority or any “group” within the meaning of Section 13(d) of the 1934 Act.
“Personal Information” means “personal information,” “personally identifiable information,” “personal data,” and any terms of similar import, in each case as defined under Applicable Laws relating to data privacy, data protection, cybersecurity and/or the processing of such information or data.
“Required Financial Statements” means (a) the audited consolidated balance sheets of the Company and related consolidated statements of operations, stockholders’ equity and cash flows, for each of the three most recently completed fiscal years ended at least 60 days before Closing and (b) as soon as available and in any event within forty-five (45) days after the end of each subsequent fiscal quarter, an unaudited consolidated balance sheet of the Company and the related consolidated statements of operations, stockholders’ equity and cash flows for such fiscal quarter and for the elapsed interim period following the last completed fiscal year and for the comparable periods of the prior fiscal year, in each case which has been reviewed by the Company’s auditors as provided by AS 4105, Reviews of Interim Financial Information; provided, however, that financial statements of the Company shall only be provided to the extent that such financial statements would be required by Rule 3-05 and Article 11 of Regulation S-X for an offering of securities conducted on Form S-1 (even if the Company conducts an offering pursuant to Rule 144A) (it being understood and agreed by the parties hereto that the Company’s public filing of any required financial statements with the SEC shall satisfy the requirements of clauses (a) and (b), unless the Company’s auditors have withdrawn any audit opinion with respect to any such financial statements).
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the U.S. Securities and Exchange Commission.
“Service Provider” means any director, officer, employee or individual independent contractor or consultant or other individual service provider of the Company or any of its Subsidiaries.
“Subsidiary” means, with respect to any Person, any other Person of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at any time directly or indirectly owned or controlled by such Person.
“Tax” means (i) all taxes, assessments, duties, levies, imposts or other similar charges imposed by a Governmental Authority (whether payable directly or by withholding and whether or not requiring the filing of a tax return), including income, gross receipts, license, payroll, employment, excise, escheat, abandoned property, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise profits, withholding (including backup withholding), social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, ad valorem, value added, alternative or add-on minimum or estimated tax or any other tax of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount, whether disputed or not.

“Tax Return” means any report, return, document, claim for refund, information return, schedule, declaration or statement or filing supplied or required to be filed with a Governmental Authority with respect to Taxes (and any amendments thereof).
“Tax Sharing Agreement” means any agreement or arrangement binding the Company or any of its Subsidiaries that provides for the allocation, apportionment, sharing, indemnification or assignment of any Tax liability (other than customary Tax sharing or indemnification provisions contained in an agreement (i) in conjunction with an acquisition or divestiture or (ii) entered into in the ordinary course of business, in each case, the primary subject matter of which does not relate to Taxes).
“Third Party” means any Person other than Parent or any of its Subsidiaries.
“Title IV Plan” means any Employee Plan (including any Multiemployer Plan) that is subject to Title IV of ERISA.
“Trade Secrets” means any and all of the following that are protected under applicable law as a trade secret: know-how (including manufacturing and production processes and research and development information), confidential information, technical data, algorithms, recipes, formulae, concepts, methods, techniques, procedures, processes, schematics, protocols, prototypes, models, designs, results of experimentation and testing, and business information (including financial and marketing plans, customer and supplier lists, and pricing and cost information), in each case, in any jurisdiction.
“WARN” means the Worker Adjustment and Retraining Notification Act (29 U.S.C. § 2101) and any similar applicable foreign, state or local law.
“Willful Breach” means a material breach of this Agreement that is a consequence of an act undertaken or a failure to take an act by the breaching party with the knowledge that the taking of such act or the failure to take such act would cause, or would reasonably be expected to cause, a breach of this Agreement.
(b)   Each of the following terms is defined in the Section set forth opposite such term:
Term	Section
Adverse Recommendation Change	6.03(a)
Agreement	Preamble
Board of Directors	Recitals
Burdensome Condition	8.01(c)
Certificates	2.03(a)
Closing	2.01(b)
Closing Date	2.01(b)
Company	Preamble
Company Board Recommendation	4.02(b)
Company Disclosure Documents	4.09(a)
Company Meeting	4.03
Company SEC Documents	4.07(a)
Company Securities	4.05(b)
Company Subsidiary Securities	4.06(b)
Confidentiality Agreement	6.02
Continuation Period	7.03(a)
D&O Indemnification Documents	7.02(a)
D&O Insurance	7.02(c)
Data Breach	4.17
Effective Time	2.01(c)

Term	Section
Electronic Delivery	11.10
End Date	10.01(b)
Exchange Agent	2.03(a)
FDA	4.25(a)
Food Authorities	4.25(a)
FTC	4.25(a)
Indemnified Person	7.02(a)
Indemnity Proceedings	7.02(a)
Intervening Event	6.03(b)
Lease	4.15(b)
Leased Real Property	4.15(b)
Material Contract	4.22(b)
Merger	2.01(a)
Merger Consideration	2.02
Merger Sub	Preamble
Parent	Preamble
Parent Related Party	11.04(c)
Parent RSU	2.05(b)
Proxy Statement	4.03
Registered Intellectual Property	4.16
Representatives	6.02
Requisite Company Vote	4.02(a)
Reverse Termination Fee	11.04(c)
Sanctions	4.12(c)
Shares	2.02(a)
Superior Proposal	6.03(e)
Surviving Corporation	2.01(a)
Surviving Economic Provisions	10.02
Terminating Company PSU	2.05(c)
Terminating Company PSU Consideration	2.05(c)
Terminating Company Restricted Stock	2.05(a)
Terminating Company Restricted Stock Consideration	2.05(a)
Terminating Company RSU	2.05(b)
Terminating Company RSU Consideration	2.05(b)
Termination Fee	11.04(b)
Uncertificated Shares	2.03(a)
USDA	4.25(a)
Voting Agreement	Recitals
Section 1.02.   Other Definitional and Interpretative Provisions.   The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules (including the Company Disclosure Schedule) annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and, if applicable, to any rules, regulations or interpretations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified, supplemented extended or renewed from time to time in accordance with the terms hereof and thereof, provided that, with respect to any agreement or contract listed on any schedule hereto, all amendments, modifications, supplements, extensions or renewals are also listed in the appropriate schedule to the extent that any such amendment(s), modification(s), supplement(s), extension(s) or renewal(s) are material to the agreement or contract to which it or they relate. References to any Person include the successors and permitted assigns of that Person. References to a “party” or the “parties” means a party or the parties to this Agreement unless the context otherwise requires. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and each has been represented by counsel of its choosing and, in the event of an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by such parties and no presumption or burden of proof will arise favoring or disfavoring any party due to the authorship of any provision of this Agreement. Further, prior drafts of this Agreement or the fact that any clauses have been added, deleted or otherwise modified from any prior drafts of this Agreement will not be used as an aide of construction or otherwise constitute evidence of the intent of the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of any such prior drafts. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America. The words “made available” shall be deemed to mean made continuously available or accessible to Parent or its representatives not later than 5:00 pm Eastern Time two calendar days prior to the date hereof in the virtual data room (with anything in the “Clean Room” folder therein being deemed to be included in such virtual data room) established by the Company and hosted by Datasite. The phrase “substantially consistent with past practice” shall be disregarded in any case where there is no applicable past practice.
ARTICLE 2
The Merger
Section 2.01.   The Merger.   (a)    At the Effective Time, Merger Sub shall merge (the “Merger”) with and into the Company in accordance with the DGCL, whereupon, the separate existence of Merger Sub shall cease and the Company shall be the surviving corporation as a wholly owned Subsidiary of Parent (the “Surviving Corporation”).
(b)   Subject to the provisions of Article 9, the closing of the Merger (the “Closing”) shall take place via the electronic exchange of documents and signature pages at 10:00 a.m., New York City time, as soon as possible, but in any event no later than two Business Days after the date the conditions set forth in Article 9 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, written waiver of such conditions at the Closing by the party or parties entitled to the benefit of such conditions) have been satisfied or, to the extent permissible, waived in writing by the party or parties entitled to the benefit of such conditions, or at such other place (or by means of remote communication), at such other time or on such other date as Parent and the Company may mutually agree. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”
(c)   At the Closing, the Company and Merger Sub shall file a certificate of merger with the Delaware Secretary of State and make all other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective at such time (the “Effective Time”) as the certificate of merger is duly filed with the Delaware Secretary of State (or at such later time as may be specified in the certificate of merger).

(d)   From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company and Merger Sub, all as provided under the DGCL.
Section 2.02.   Conversion of Shares.   At the Effective Time, by virtue of the Merger and automatically without any action on the part of the holders thereof or the parties hereto:
(a)   Except as otherwise provided in Section 2.02(b), Section 2.02(c), Section 2.02(d) or Section 2.04, each share of common stock of the Company, par value $0.001 per share (each a “Share” and collectively, the “Shares”), outstanding immediately prior to the Effective Time (excluding each Share of Company Restricted Stock, which Shares are subject to Section 2.05) shall be converted into the right to receive: (i) $23.00 in cash, without interest; plus (ii) if applicable, the Additional Consideration (collectively, (i) and (ii)the “Merger Consideration”). As of the Effective Time, all such Shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration on the terms and conditions set forth herein.
(b)   Each Share held by the Company as treasury stock (other than Shares in an Employee Plan of the Company) or owned by Parent or Merger Sub immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto.
(c)   Each share of common stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.
(d)   Each Share held by any Subsidiary of either the Company or Parent (other than Merger Sub) immediately prior to the Effective Time shall be converted into such number of shares of common stock of the Surviving Corporation such that each such Subsidiary owns the same percentage of the outstanding capital stock of the Surviving Corporation immediately following the Effective Time as such Subsidiary owned of the Company immediately prior to the Effective Time.
Section 2.03.   Surrender and Payment.   (a)    Prior to the Effective Time, Parent shall appoint an agent reasonably acceptable to the Company (the “Exchange Agent”) for the purpose of exchanging for the Merger Consideration (i) certificates representing Shares (the “Certificates”) or (ii) uncertificated Shares (the “Uncertificated Shares”). Parent shall, at or prior to the Effective Time, deposit or cause to be deposited with the Exchange Agent cash sufficient to make all payments of the Merger Consideration payable in respect of the Certificates and the Uncertificated Shares in accordance with Section 2.02. The cash amount deposited with the Exchange Agent in accordance with this Section 2.03(a) shall not be used for any purpose other than as set forth in this Article 2. The Exchange Agent shall invest the cash amount deposited with the Exchange Agent in accordance with this Section 2.03(a) as directed by Parent solely in (A) direct short-term obligations of the United States of America, (B) obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (C) commercial paper rated P-1 or A-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, (D) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1,000,000,000, (E) money market funds having a rating in the highest investment category granted by a nationally recognized credit rating agency at the time of acquisition or (F) a combination of any of the foregoing, provided that, in any such case, no such instrument shall have a maturity exceeding three months. No investment or losses of any of the cash amounts deposited with the Exchange Agent in accordance with this Section 2.03(a) shall relieve Parent, the Surviving Corporation or the Exchange Agent from making the payments required by this Article 2 or affect the amount of Merger Consideration payable to holders of Shares, and to the extent that there are any losses with respect to any such investments, or the cash amount deposited with the Exchange Agent diminishes for any reason below the level required for the Exchange Agent to make prompt cash payment in accordance with Section 2.02, Parent shall promptly provide additional cash to the Exchange Agent so as to ensure that the Exchange Agent has at and after the Effective Time cash at a level sufficient for the Exchange Agent to make all payments in accordance with Section 2.02 that remain unpaid. Parent shall pay all charges and expenses of the Exchange Agent in connection with the exchange of Shares for the Merger Consideration. Promptly after the Effective Time (and in any event, not later than the fifth Business Day following the Effective Time), Parent shall send, or shall cause the Exchange

Agent to send, to each holder of Shares as of immediately prior to the Effective Time a letter of transmittal and instructions in customary form (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Exchange Agent) for use in such exchange.
(b)   Each holder of Shares that have been converted into the right to receive the Merger Consideration shall be entitled to receive, upon (i) surrender to the Exchange Agent of a Certificate, together with a properly completed letter of transmittal, or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration payable for each such Share represented by such Certificate or for each such Uncertificated Share, and upon the occurrence of (i) or (ii) (as applicable), Parent shall direct the Exchange Agent to issue and deliver to the relevant holder, by check or wire transfer (as specified in the letter of transmittal), a cash amount equal the Merger Consideration payable for each Share held by such holder. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive the Merger Consideration. No interest shall be paid or shall accrue on the cash payable upon surrender of any such Shares.
(c)   If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the reasonable satisfaction of the Exchange Agent and Parent that such Tax has been paid or is not payable.
(d)   After the Effective Time, there shall be no further registration of transfers of Shares. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 2.
(e)   Any portion of the Merger Consideration deposited with the Exchange Agent pursuant to Section 2.03(a) (and any interest or other income earned thereon) that remains unclaimed by the holders of Shares that have been converted into the right to receive the Merger Consideration 12 months after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged such Shares for the Merger Consideration in accordance with this Section 2.03 prior to that time shall thereafter look only to Parent for payment of the Merger Consideration in respect of such Shares without any interest thereon and subject to any withholding of Taxes required by Applicable Law in accordance with this Section 2.03(e). Notwithstanding the foregoing, Parent shall not be liable to any holder of Shares for any amount paid to any Governmental Authority pursuant to applicable abandoned property, escheat or similar Applicable Law. Any amounts remaining unclaimed by holders of Shares that have been converted into the right to receive the Merger Consideration two years after the Effective Time (or such earlier date immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Authority) shall become, to the extent permitted by Applicable Law, the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.
(f)   Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 2.03(a) to pay for Shares for which appraisal rights have been perfected shall be returned to Parent, upon demand.
Section 2.04.   Dissenting Shares.   Notwithstanding Section 2.02, Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing with respect to such Shares and who has (or for which the “beneficial owner” (as defined, for purposes of this Section 2.04, in Section 262(a) of the DGCL) has) demanded appraisal for such Shares in accordance with the DGCL shall not be converted into the right to receive the Merger Consideration, but shall be entitled only to such rights as are granted by Section 262 of the DGCL, unless such holder (or beneficial owner) fails to perfect, withdraws or otherwise loses the right to appraisal under Section 262 of the DGCL. For the avoidance of doubt, Merger Consideration for Shares subject to appraisal shall not accrue interest. If, after the Effective Time, any such holder (or beneficial owner) fails to perfect, withdraws or loses the right to appraisal under Section 262 of the DGCL, such Shares shall be treated as if they had been converted pursuant to Section 2.02(a) as of the Effective Time into, and shall represent only, the right to receive the Merger Consideration in accordance with Section 2.03, without interest. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Shares and any withdrawals of any such demands, and Parent shall have the right to direct (in a reasonable manner) and participate in all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent, the Company shall not make any payment with respect to, or offer to settle or settle, any such demands, or agree to do any of the foregoing.
Section 2.05.   Company Equity Awards.
(a)   Company Restricted Stock.   At the Effective Time, each Share of Company Restricted Stock that is outstanding as of immediately prior to the Effective Time and is not described in the last sentence of this Section 2.05(a) (each, “Terminating Company Restricted Stock”) shall be automatically converted into the right to receive (without interest) an amount in cash, subject to applicable tax withholding, equal to the Merger Consideration (the “Terminating Company Restricted Stock Consideration”), subject to the remainder of this Section 2.05(a) and, as applicable, the terms and conditions of Section 2.05(d). As of the Effective Time, all such Shares of Terminating Company Restricted Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration on the terms and conditions set forth herein. Except as otherwise provided in Section 6.01(m) of the Company Disclosure Schedule, each Share of Company Performance-Based Restricted Stock that is outstanding immediately prior to the Effective Time for which the applicable performance condition remains unsatisfied at the Effective Time (as determined in accordance with Section 2.05(a) of the Company Disclosure Schedule) shall, in accordance with its terms, be forfeited to the Partnership as of the Effective Time for no consideration to the applicable holder thereof and shall then be converted into the Merger Consideration in accordance with, and subject to the terms of, Section 2.02(a) of the Agreement.
(b)   Company RSUs.
(i)   At the Effective Time, each Company RSU that is outstanding as of immediately prior to the Effective Time that is held by (A) a non-employee director of the Company or (B) any Service Provider who is a former Service Provider as of immediately prior to the Effective Time (in each case, whether vested or unvested, and, in the case of a former Service Provider, solely to the extent such Company RSU was outstanding as of immediately prior to the Effective Time in accordance with its existing terms in effect as of the date hereof) (each, a “Terminating Company RSU”) shall be automatically canceled and converted into the right to receive (without interest) an amount in cash, subject to applicable tax withholding, equal to the product of (i) the Merger Consideration and (ii) the total number of Shares subject to such Terminating Company RSU as of immediately prior to the Effective Time (the “Terminating Company RSU Consideration”), subject to the terms and conditions of Section 2.05(d).
(ii)   At the Effective Time, each Company RSU that is outstanding as of immediately prior to the Effective Time that is not a Terminating Company RSU shall be automatically cancelled and converted into a restricted stock unit award (each, a “Parent RSU”) with respect to a number of shares of Parent Common Stock equal to the number of Shares underlying such Company RSU immediately prior to the Effective Time multiplied by the Equity Award Exchange Ratio, rounded down to the nearest whole share. Each Parent RSU shall continue to have, and shall be subject to, the same terms and conditions (including vesting and payment schedule) as applied to the corresponding Company RSU immediately prior to the Effective Time. Parent acknowledges and agrees that the Merger constitutes a “change in control,” “change of control” or term of similar import (as applicable) with respect to the Company RSUs such that at the Closing a “change in control,” “change of control” or term of similar import shall have occurred with respect to each corresponding Parent RSU issued hereunder.

(c)   Company PSUs.
(i)   At the Effective Time, each Company PSU that is outstanding as of immediately prior to the Effective Time that is held by (A) a non-employee director of the Company or (B) any Service Provider who is a former Service Provider as of immediately prior to the Effective Time (in each case, whether vested or unvested, and, in the case of a former Service Provider, solely to the extent such Company PSU was outstanding as of immediately prior to the Effective Time in accordance with its existing terms in effect as of the date hereof) (each, a “Terminating Company PSU”) shall be automatically canceled and converted into the right to receive (without interest) an amount in cash, subject to applicable tax withholding, equal to the product of (i) the Merger Consideration and (ii) the total number of Shares subject to such Company PSU as of immediately prior to the Effective Time (assuming that (1) in the case of a Terminating Company PSU that is a Company Unmodified IPO PSU or a Company Modified IPO PSU, the applicable performance goals were achieved at 100% and (2) in the case of a Terminating Company PSU that is a Company Post-IPO PSU, the greater of the target performance level (i.e., 100%) and actual performance through the Effective Time in accordance with the terms of such Company Post-IPO PSU in effect as of the date hereof) (the “Terminating Company PSU Consideration”), subject to the terms and conditions of Section 2.05(d).
(ii)   At the Effective Time, each Company PSU that is outstanding as of immediately prior to the Effective Time that is not a Terminating Company PSU shall be automatically cancelled and converted into a Parent RSU with respect to a number of shares of Parent Common Stock equal to the number of Shares underlying the Company PSU immediately prior to the Effective Time (assuming for this purpose that (1) in the case of a Company Unmodified IPO PSU or a Company Modified IPO PSU, the applicable performance goal was achieved at 100% and (2) in the case of a Company Post-IPO PSU, the greater of the target performance level (i.e., 100%) and actual performance through the Effective Time in accordance with the terms of such Company Post-IPO PSU in effect as of the date hereof) multiplied by the Equity Award Exchange Ratio, rounded down to the nearest whole share. Each Parent RSU shall continue to have, and shall be subject to, the same terms and conditions as applied to the corresponding Company PSU immediately prior to the Effective Time (including time-based vesting and payment schedule, but excluding any performance-based vesting conditions). Parent acknowledges and agrees that the Merger constitutes a “change in control,” “change of control” or term of similar import (as applicable) with respect to the Company PSUs such that at the Closing a “change in control,” “change of control” or term of similar import shall have occurred with respect to each corresponding Parent RSU issued hereunder.
(d)   The Terminating Company Restricted Stock Consideration, the Terminating Company RSU Consideration and the Terminating Company PSU Consideration shall be paid as soon as reasonably practicable following the Effective Time and in no event later than five Business Days following the Effective Time, and shall be reduced by any withholding Taxes required to be paid by or collected on behalf of the recipients of the Terminating Company Restricted Stock Consideration, the Terminating Company RSU Consideration and the Terminating Company PSU Consideration. Notwithstanding anything to the contrary in Section 2.05(a), Section 2.05(b)(i) or Section 2.05(c)(i), with respect to any Terminating Company Restricted Stock, Terminating Company RSU or Terminating Company PSU that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is not permitted to be paid at the Effective Time without triggering a Tax or penalty under Section 409A of the Code, such payment shall be made at the earliest time permitted under the applicable Equity Plan and award agreement that will not trigger a Tax or penalty under Section 409A of the Code.
(e)   Prior to the Effective Time, the Company shall adopt resolutions, obtain all consents and take any other actions necessary or appropriate (including amending any Equity Plan) to effectuate the provisions set forth in this Section 2.05 providing for the treatment of Company Equity Awards. Upon or as soon as reasonably practical following the Effective Time, Parent shall file, or shall have on file, one or more appropriate registration statements (on Form S-3 or Form S-8, or any successor or other appropriate forms), and shall maintain the effectiveness of such registration statements, with respect to Parent Common Stock in respect of the Parent RSUs granted pursuant to this Section 2.05.

Section 2.06.   Adjustments.   If, during the period between the date of this Agreement and the Effective Time, the outstanding Shares shall have been changed into a different number of shares or a different class (including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of Shares, or stock dividend thereon with a record date during such period, but excluding any change that results from any: (a) exercise of options outstanding as of the date hereof to purchase Shares granted under the Company’s stock option or compensation plans or arrangements; or (b) the vesting of any restricted share units or performance share units outstanding as of the date hereof or granted prior to the Closing without violation of this Agreement), the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to provide the same economic effect as contemplated by this Agreement prior to any such change. Nothing in this Section 2.06 shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.
Section 2.07.   Withholding Rights.   Notwithstanding any provision contained herein to the contrary, each of the Exchange Agent, Parent, the Company, Merger Sub and the Surviving Corporation (without duplication) shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, under any Tax law or pursuant to any other Applicable Law, and shall timely remit any amounts so deducted or withheld to the applicable Governmental Authority. To the extent that the Exchange Agent, Parent, the Company, Merger Sub or the Surviving Corporation, as the case may be, so deducts or withholds amounts and timely remits such amounts to the applicable Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to such Person in respect of which the Exchange Agent, Parent, the Company, Merger Sub or the Surviving Corporation, as the case may be, made such deduction and withholding.
Section 2.08.   Lost Certificates.   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall pay, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the Shares represented by such Certificate, as contemplated by this Article 2.
ARTICLE 3
The Surviving Corporation
Section 3.01.   Certificate of Incorporation.   At the Effective Time, by virtue of the Merger, the certificate of incorporation of the Surviving Corporation shall be amended and restated in its entirety to read as set forth in Exhibit B and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until further amended in accordance with Applicable Law.
Section 3.02.   Bylaws.   At the Effective Time, the bylaws of the Company as in effect shall be amended and restated to read in their entirety as set forth in the bylaws of Merger Sub in effect immediately prior to the Effective Time (except that references to the name of Merger Sub shall be replaced by reference to the name of the Surviving Corporation), and as so amended and restated, shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with Applicable Law.
Section 3.03.   Directors and Officers.   From and after the Effective Time, until their respective death, resignation or removal or until their successors are duly elected or appointed and qualified in accordance with Applicable Law and the governing documents of the Surviving Corporation, the parties shall cause (a) the directors of Merger Sub at the Effective Time shall be the directors of the Surviving Corporation and (b) the officers of Merger Sub at the Effective Time shall be the officers of the Surviving Corporation.
ARTICLE 4
Representations and Warranties of the Company
Subject to Section 11.05, except (x) as disclosed in any Company SEC Document filed with or furnished to the SEC and publicly available since September 23, 2021 through the second Business Day prior to the date of this Agreement (but excluding any general cautionary or forward-looking statements contained in the

“Risk Factors” section or “Forward-Looking Statements” and any other statements that are similarly cautionary, predictive or forward-looking in nature) and (y) as set forth in the Company Disclosure Schedule, the Company represents and warrants to Parent and Merger Sub that:
Section 4.01.   Corporate Existence and Power.   The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except where the failure to have such corporate powers or governmental licenses, authorizations, permits, consents or approvals has not had, and would not reasonably be expected to have, individually or in the aggregate, a material impact on the Company and its Subsidiaries, taken as a whole. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified has not had, and would not reasonably be expected to have, individually or in the aggregate, a material impact on the Company and its Subsidiaries, taken as a whole. The certificate of incorporation and bylaws of the Company filed as exhibits to the Company SEC Documents are true, correct and complete copies as of the date hereof. Prior to the date hereof, the Company has made available to Parent true, correct and complete copies of the organizational documents of each of its “significant subsidiaries” (as such term is defined in Section 1.02 of Regulation S-X under the 1934 Act). Assuming the accuracy of the representations and warranties set forth in Section 5.08, the Company and each of its Subsidiaries is not in breach of any of its organizational documents in any material respect.
Section 4.02.   Corporate Authorization.   (a)    The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including the Merger, except for, assuming the accuracy of the representations and warranties set forth in Section 5.08, the required approval of the holders of at least a majority of the outstanding Shares entitled to vote in connection with the adoption of this Agreement, in accordance with Applicable Law and the Company’s certificate of incorporation (the “Requisite Company Vote”). Assuming the accuracy of the representations and warranties set forth in Section 5.08, the Requisite Company Vote is the only vote of the holders of any of the capital stock of the Company or the capital stock of any of its Subsidiaries (including any Company Securities or Company Subsidiary Securities) necessary in connection with consummation of the transactions contemplated hereby, including the Merger. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, except for, assuming the accuracy of the representations and warranties set forth in Section 5.08, the Requisite Company Vote. The Company has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by each of Parent and Merger Sub and assuming the accuracy of the representations and warranties set forth in Section 5.08, this Agreement constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
(b)   At a meeting duly called and held, the Board of Directors has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to and in the best interests of the Company and its stockholders, (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, in accordance with the requirements of the DGCL, (iii) resolved, subject to Section 6.03(b), to recommend adoption of this Agreement by the stockholders of the Company (such recommendation, the “Company Board Recommendation”) and (iv) directed that this Agreement be submitted to the stockholders of the Company for their adoption. As of the date of this Agreement, the foregoing determinations and resolutions have not been rescinded, modified or withdrawn in any way.
Section 4.03.   Governmental Authorization.   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority, other than (i) the filing of a certificate of merger with respect to the Merger with the Delaware Secretary of State, (ii) compliance with any applicable requirements of the HSR Act, (iii) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable state or federal securities laws, including the filing with the SEC of a proxy statement relating to the matters to be submitted to the stockholders of the Company (the “Proxy Statement”) at a meeting of such holders for the purpose of adopting this Agreement (including any adjournment or postponement thereof, the “Company Meeting”), and (iv) any actions or filings the absence of which has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 4.04.   Non-contravention.   Assuming the accuracy of the representations and warranties set forth in Section 5.08, the execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws (or other organizational documents) of the Company or any of its Subsidiaries, (b) assuming compliance with the matters referred to in clauses (i) through (iv) of Section 4.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (c) assuming compliance with the matters referred to in clauses (i) through (iv) of Section 4.03, require any consent, notice or other action by any Person under, constitute a breach or default, or an event that, with or without notice or lapse of time or both, would constitute a violation or breach of, or give rise to any right of termination, cancellation, acceleration, payment or other change of any right or obligation of the Company or any of its Subsidiaries or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any Contract binding on the Company or any of its Subsidiaries or any Permit affecting, or relating to, the assets or business of the Company or its Subsidiaries or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Company or any of its Subsidiaries except, in the case of each of clauses (b) through (d), as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 4.05.   Capitalization.   (a)    The authorized capital stock of the Company consists of (i) 10,000,000 shares of preferred stock, $0.001 par value per share, and (ii) 500,000,000 Shares. As of June 29, 2023, there were (A) no shares of preferred stock and (B) 101,318,245 Shares outstanding, of which 3,691 Shares constitute Company Time-Based Restricted Stock, 678,908 Shares constitute Company Time- and Performance-Based Restricted Stock, and 1,160,760 Shares constitute Company Performance-Based Restricted Stock. As of June 29, 2023, there were 9,313,546 Shares reserved for issuance under the Equity Plans, of which there were outstanding awards with respect to 1,692,815 Shares subject to issuance upon vesting of Company RSUs, 7,613 Shares subject to issuance upon vesting of Company Unmodified IPO PSUs (assuming achievement of applicable performance objectives at 100% performance), 610,244 Shares subject to issuance upon vesting of Company Modified IPO PSUs (assuming achievement of applicable performance objectives at 100% performance) and 755,501 Shares subject to issuance upon vesting of Company Post-IPO PSUs (assuming target performance), or 1,511,002 Shares (assuming maximum performance). All issued and outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to any employee stock option, restricted stock unit, performance stock unit or other compensation plan or arrangement will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights. A timely and properly made election was made under Section 83(b) of the Code with respect to each outstanding Share of Company Restricted Stock. Section 4.05(a) of the Company Disclosure Schedule sets forth, for each Company Equity Award, the holder, type of award, grant date, number of shares and vesting schedule and is redacted to the extent required by Applicable Law. All Company Equity Awards have been, in all material respects, granted in compliance with the terms of the applicable Equity Plan and all applicable securities laws.
(b)   There are no outstanding bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable or exercisable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except (x) for the outstanding securities described in the second and third sentences of Section 4.05(a), (y) as set forth on Section 4.05(b) of the Company Disclosure Schedule and (z) as permitted by Section 6.01, there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of or ownership interests in the Company, (iii) warrants, calls, options, subscriptions, commitments, Contracts or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into or exchangeable or exercisable for capital stock or other voting securities of or ownership interests in, the Company or (iv) restricted shares, restricted stock units, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or ownership interests in, the Company (the items in clauses (i) through (iv), including, for the avoidance of doubt, the Shares, being referred to collectively as the “Company Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities. Neither the Company nor any of its Subsidiaries is a party to any voting agreement with respect to the voting, registration or transfer of any Company Securities.
(c)   None of (i) the Shares or (ii) any Company Securities are owned by any Subsidiary of the Company.
Section 4.06.   Subsidiaries.   (a)    Each Subsidiary of the Company has been duly organized, is validly existing and (where applicable) in good standing under the laws of its jurisdiction of organization, has all organizational powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except where the failure to be so existing or in good standing, or to have all powers, licenses, authorizations, permits, consents and approvals, has not had, and would not reasonably be expected to have, individually or in the aggregate, a material impact on the Company and its Subsidiaries, taken as a whole. Each such Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All Subsidiaries of the Company and their respective jurisdictions of organization are identified in the Company 10-K to the extent required to be identified thereunder under Applicable Law.
(b)   All of the outstanding capital stock or other voting securities of, or ownership interests in, each Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and not subject to any preemptive rights and are owned by the Company or a wholly owned Subsidiary of the Company, directly or indirectly, free and clear of any Lien (other than Permitted Liens). There are no issued, reserved for issuance or outstanding (i) securities of the Company or any of its Subsidiaries convertible into, or exchangeable or exercisable for, shares of capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options, subscriptions, commitments, rights of first offer or refusal, preemptive rights or any similar rights, Contracts or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable or exercisable for, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company or (iii) restricted shares, restricted stock units, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company (the items in clauses (i) through (iii) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities. Except for ownership interests in its Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other voting securities of, or ownership interests in, any Person. The Company and its Subsidiaries have no legally binding obligation to acquire equity securities of, or make any capital contribution or investment in, any other Person. Except for any organizational documents of any Subsidiary of the Company, there are no voting trusts or agreements, stockholder agreements, proxies or other contractual obligations in effect with respect to the voting or transfer of any of the Company Subsidiary Securities to which the Company or any of its Subsidiaries is a party and the Company has not issued any outstanding bonds, notes, debentures or other obligations, the holders of which generally have the right to vote on any matters submitted to the holders of such Company Subsidiary Securities.
Section 4.07.   SEC Filings and the Sarbanes-Oxley Act.   (a)    Since September 23, 2021, the Company has timely filed with or furnished to the SEC, all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by the Company (such reports, schedules, forms, statements, prospectuses, registration statements and other documents so filed or furnished since September 23, 2021, collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”). No Subsidiary of the Company is, and since September 23, 2021, no Subsidiary of the Company has been, required to file any reports, schedules, forms, statements or other documents with the SEC. As of the date of this Agreement, (i) there are no unresolved written comments from the SEC with respect to the Company SEC Documents and (ii) to the Knowledge of the Company, none of the Company SEC Documents filed on or prior to the date hereof is the subject of ongoing SEC review.
(b)   As of its filing date (and as of the date of any amendment), each Company SEC Document complied, and each Company SEC Document filed subsequent to the date hereof will comply, as to form in all material respects with the applicable requirements of NASDAQ, the 1933 Act, the 1934 Act, the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated under the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act, as the case may be.
(c)   As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each Company SEC Document filed pursuant to the 1934 Act did not, and each Company SEC Document filed subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(d)   Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
(e)   Since September 23, 2021, the Company and its Subsidiaries have established and maintained disclosure controls and procedures (as defined in Rule 13a-15 under the 1934 Act) as required by Rule 13a-5 under the 1934 Act. Such disclosure controls and procedures are reasonably designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, that is required to be disclosed by the Company is made known on a timely basis to the Company’s principal executive officer and principal financial officer by others within the Company and its Subsidiaries. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.
(f)   Since September 23, 2021, the Company and its Subsidiaries have established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 under the 1934 Act) that are reasonably designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of Company financial statements for external purposes in accordance with GAAP. Since September 23, 2021, neither the Company nor, to the Knowledge of the Company, the Company’s independent registered accountant has identified or been made aware of (i) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting utilized by the Company which would reasonably be expected to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves the management or other employees of the Company who have a significant role in the Company’s internal controls over financial reporting.
(g)   There are no outstanding loans or other extensions of credit made by the Company or any of its Subsidiaries to any executive officer (as defined in Rule 3b-7 under the 1934 Act) or director of the Company.
(h)   Since September 23, 2021, each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 and 15d-14 under the 1934 Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and NASDAQ, and the statements contained in any such certifications are complete and correct as of their respective dates.

(i)   The representations and warranties contained in this Section 4.07 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied in writing by Parent, Merger Sub or any of their representatives or advisors specifically for use or incorporation by reference therein.
Section 4.08.   Financial Statements.   The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference in the Company SEC Documents (i) as of their respective dates of filing with the SEC complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto and (ii) fairly present in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end audit adjustments, which are not material, individually or in the aggregate, and the absence of footnotes in the case of any unaudited interim financial statements).
Section 4.09.   Disclosure Documents.   (a)    Each document required to be filed by the Company with the SEC or required to be distributed or otherwise disseminated to the Company’s stockholders in connection with the transactions contemplated by this Agreement, including the Proxy Statement, and any amendments or supplements thereto (the “Company Disclosure Documents”), when filed, distributed or disseminated, as applicable, (a) will comply as to form in all material respects with the applicable requirements of the 1934 Act and (b) at the time of such filing and the time of any distribution or dissemination thereof, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)   The representations and warranties contained in this Section 4.09 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied in writing by Parent, Merger Sub or any of their representatives or advisors specifically for use or incorporation by reference therein.
Section 4.10.   Absence of Certain Changes.   Since the Company Balance Sheet Date through the date of this Agreement, (a) the business of the Company and its Subsidiaries has been conducted in the ordinary course of business substantially consistent with past practice, (b) there has not been any Company Material Adverse Effect and (c) none of the Company or any of its Subsidiaries has taken or agreed or omitted to take any action that, if taken or omitted during the period from the date of this Agreement through the Effective Time without Parent’s consent, would constitute a breach of Section 6.01.
Section 4.11.   No Undisclosed Material Liabilities.   There are no liabilities or obligations of the Company or any of its Subsidiaries, whether or not accrued, contingent or otherwise, that would be required to be reflected on a balance sheet of the Company (including in the notes thereto) prepared in accordance with GAAP, whether due or to become due or otherwise, other than: (i) liabilities or obligations disclosed and provided for in the Company Balance Sheet or in the notes thereto; (ii) liabilities or obligations incurred in the ordinary course of business substantially consistent with past practice since the Company Balance Sheet Date (but excluding liabilities or obligations arising from violations of Applicable Law, breaches of Contracts or Permits, torts or infringement); and (iii) liabilities or obligations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 4.12.   Compliance with Laws, Permits and Court Orders.   (a)    The Company, each of its Subsidiaries and each of their respective assets and properties is, and since September 23, 2021, has been, in compliance with, and to the Knowledge of the Company, is not under investigation with respect to, nor has been threatened in writing, to be charged with or given notice of any violation of, any Applicable Law, except for failures to comply or violations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There is no judgment, decree, injunction, rule or order of any arbitrator or Governmental Authority that is specific to the Company or any of its Subsidiaries that is outstanding against the Company or any of its Subsidiaries that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or that in any manner seeks to prevent, enjoin, alter or materially delay the Merger or any of the other transactions contemplated hereby.

(b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and each of its Subsidiaries has all Permits necessary to own, lease and operate its properties and assets and to carry on its business as now conducted, (ii) the Company and each of its Subsidiaries is in compliance with the terms and requirements of such Permits, (iii) such Permits are in full force and effect and are not subject to any pending or threatened Action by any Governmental Authority to suspend, cancel, modify, terminate or revoke any such Permit and (iv) since September 23, 2021, there has occurred no violation by the Company or any of its Subsidiaries of, default (with or without notice or lapse of time, or both) that would reasonably be expected to result in any suspension, cancellation, modification, termination or revocation of any such Permit.
(c)   The Company, each of its Subsidiaries, and each of their respective directors, officers and, to the Knowledge of the Company, employees (in connection with their activities on behalf of the Company or any of its Subsidiaries), are, and since September 23, 2021 have been, in compliance in all material respects with (i) the Foreign Corrupt Practices Act of 1977, as amended, and all other applicable anti-corruption laws, (ii) all economic sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control or the U.S. Department of State (collectively, “Sanctions”) and (iii) all applicable export controls laws.
(d)   None of the Company or any of its Subsidiaries, or any director or officer, or, to the Knowledge of the Company, any representative of the Company or any of its Subsidiaries, is a Person that is, or is owned 50% or more by Persons that are: (i) the subject of any Sanctions or (ii) located, organized or resident in a country or region that is the subject of comprehensive Sanctions (currently, Crimea, Cuba, Iran, North Korea, Syria and so-called Donetsk People’s Republic and Luhansk People’s Republic regions).
Section 4.13.   Insurance.   The Company and its Subsidiaries maintain insurance policies in such amounts and against such risks as the management of the Company and its Subsidiaries has determined to be reasonable and sufficient for compliance in accordance with industry practices of similarly sized companies in the consumer packaged goods industry or as required by Applicable Law. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) all insurance policies of the Company and its Subsidiaries relating to the business, assets and operations of the Company and its Subsidiaries in effect as of the date of this Agreement are in full force and effect and (b) no notice of cancellation, modification or denial of coverage has been received by the Company since September 23, 2021 and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default by any insured under such insurance policies.
Section 4.14.   Litigation.   There is no, and since September 23, 2021 has been no, Action pending (i) in which the Company or any of its Subsidiaries is a claimant or a plaintiff or (ii) against or threatened in writing against or, to the Knowledge of the Company, otherwise threatened against or affecting, the Company, any of its Subsidiaries, any present or former officer, director or employee of the Company or any of its Subsidiaries or any Person for whom the Company or any of its Subsidiaries may be liable or any of their respective properties before (or, in the case of threatened Actions, would be before) or by any Governmental Authority or arbitrator, that, individually or in the aggregate, would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There has not been since September 23, 2021 nor are there currently any internal investigations being conducted by the Company or the Board of Directors (or any committee thereof) concerning any material allegations of fraud or malfeasance.
Section 4.15.   Properties.   (a)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have good title to, or valid leasehold interests in, all property and assets reflected on the Company Balance Sheet or acquired after the Company Balance Sheet Date, except as have been disposed of since the Company Balance Sheet Date in the ordinary course of business. Except as set forth in Section 4.15(a) of the Company Disclosure Schedule or except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of such property or assets is subject to any Lien other than Permitted Liens.
(b)   Section 4.15(b) of the Company Disclosure Schedule sets forth a correct and complete list of all leases or subleases, in each case, to the extent material to the Company and its Subsidiaries (each, a “Lease”, and the real property leased pursuant to each Lease, collectively, the “Leased Real Property”)

pursuant to which the Company or any of its Subsidiaries leases or subleases any material real property, specifying (i) the address of the Leased Real Property and (ii) the name of the lessor and lessee or sublessor and sublessee, as applicable. Neither the Company nor any of its Subsidiaries owns any real property.
(c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Lease is valid, binding, in full force and effect and enforceable against the Company or its applicable Subsidiaries that are a party thereto in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity) and (ii) neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company any other party to a Lease, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of such Lease, and neither the Company nor any of its Subsidiaries has received notice that it has breached, violated or defaulted under any Lease. To the Knowledge of the Company, there are no material written or oral subleases, licenses, concessions or other Contracts granting to any Person other than the Company or its Subsidiaries the right to use or occupy any Leased Real Property or any portion thereof. The Company has not collaterally assigned or granted any security interest in any Lease or any interest therein. The Company has made available to Parent a true and complete copy of each Lease (including all amendments, extension, renewals, guaranties and other agreements with respect thereto). Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no material defects in the Leased Real Property and the Leased Real Property is in good operating condition and repair, normal wear and tear excepted, and is adequate and suitable for the operation of the business of the Company and its Subsidiaries, as currently conducted in all material respects.
Section 4.16.   Intellectual Property.   (a)    Section 4.16(a) of the Company Disclosure Schedule sets forth a complete and correct list of all registrations and applications for registration included in the Owned Intellectual Property (“Registered Intellectual Property”).
(b)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (in each case of the following clauses (i) through (xii)): (i) the Company and its Subsidiaries (taken collectively) solely and exclusively own, free and clear of all Liens (other than any Permitted Liens), all Owned Intellectual Property; (ii) there exist no restrictions on the disclosure, use, license or transfer of the Owned Intellectual Property; (iii) the Company and its Subsidiaries own or have a valid and enforceable right to use any and all Intellectual Property used or held for use in, or otherwise necessary for, the conduct of the businesses of the Company and its Subsidiaries as currently conducted; (iv) the consummation of the transactions contemplated by this Agreement will not alter, encumber, impair or extinguish any Owned Intellectual Property; (v) none of the material Registered Intellectual Property has been adjudged invalid or unenforceable in whole or in part; (vi) none of the material Registered Intellectual Property is subject to any pending or, to the Knowledge of the Company, threatened Action challenging the validity or enforceability of such Registered Intellectual Property and, to the Knowledge of the Company, all material Registered Intellectual Property is otherwise valid, subsisting and enforceable; (vii) the Company and its Subsidiaries have paid all registration, maintenance and renewal fees and have made all filings required to maintain their respective ownership of, and the validity and enforceability of, the Registered Intellectual Property; (viii) neither the Company nor any of its Subsidiaries, nor the conduct of their respective businesses, has, since January 1, 2019, infringed, misappropriated or otherwise violated, or is infringing, misappropriating or otherwise violating the Intellectual Property of any Person; (ix) to the Knowledge of the Company, no Person has, since January 1, 2019, infringed, misappropriated, or otherwise violated, or is infringing, misappropriating, or otherwise violating, any Owned Intellectual Property; (x) neither the Company nor any of its Subsidiaries is subject to any pending, or the Knowledge of the Company, threatened written Action (A) based upon, or challenging or seeking to deny, the rights of the Company or any of its Subsidiaries in any of the Owned Intellectual Property or Licensed Intellectual Property or (B) alleging that the Company or any of its Subsidiaries, or the conduct of their respective businesses, have, since January 1, 2019, infringed, misappropriated, or otherwise violated any material Intellectual Property of any Person; (xi) the Company and its Subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Trade Secrets contained in the Owned Intellectual Property, and none of such

Trade Secrets have been disclosed to third parties, other than (1) to employees, contractors, consultants, representatives and agents of the Company or any of its Subsidiaries under written confidentiality agreements; or (2) to any suppliers, distributors, manufacturers or customers of the Company or any of its Subsidiaries pursuant to a written confidentiality agreement; and (xii) the Company and its Subsidiaries have entered into binding, written agreements with the current and former employees and independent contractors of the Company and its Subsidiaries who have participated in the development of any Intellectual Property for or on behalf of the Company or any of its Subsidiaries, whereby such employees and independent contractors presently assign to the Company or its applicable Subsidiary any ownership interest and right they may have in all such Intellectual Property.
Section 4.17.   Data Privacy & Cybersecurity.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (a) the IT Assets operate and perform in a manner that permits the Company and its Subsidiaries to conduct their respective businesses as currently conducted; (b) the Company and its Subsidiaries have taken all actions, consistent with current industry standards of similarly sized companies in the consumer packaged goods industry, to protect the confidentiality, integrity and security of the IT Assets (and all information and transactions stored or contained therein or transmitted thereby) against any unauthorized use, access, interruption, modification or corruption, including the implementation of (i) data backup, (ii) disaster avoidance and recovery, (iii) business continuity and (iv) encryption and other security procedures, protocols and technologies; (c) there has been no breach, or unauthorized use, access, interruption, modification, corruption or other compromise, of any of the IT Assets (or any information or transactions stored or contained therein or transmitted thereby); (d) the Company and its Subsidiaries have at all times complied, and are currently in compliance, with all Applicable Data Protection Requirements; (e) no Action is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries by any Person alleging a violation of any Applicable Data Protection Requirement; (f) the Company and its Subsidiaries have implemented and maintain commercially reasonable technical and organizational measures, in accordance with industry standards of similarly sized companies in the consumer packaged goods industry, to protect all Personal Information in its possession or control against a breach, or unauthorized use, access, exfiltration, destruction, alteration, disclosure, loss, theft, interruption, modification or corruption thereof (each, a “Data Breach”); (g) the Company and its Subsidiaries have used commercially reasonable efforts to ensure that all service providers, data processors and other third parties that process any Personal Information on behalf of the Company or any of its Subsidiaries are bound by valid, written and enforceable agreements including any terms required by Applicable Data Protection Laws and requiring such third parties to comply with Applicable Data Protection Laws and to maintain the privacy, security and confidentiality of such Personal Information; (h) to the Knowledge of the Company, there has been no Data Breach with respect to any Personal Information in the Company’s or any of its Subsidiaries’ possession or control and the Company and its Subsidiaries have not been required under any Applicable Data Protection Requirement to provide any notice to any Governmental Authority or Person in connection with any Data Breach; and (i) the consummation of the transactions contemplated by this Agreement will not breach any Applicable Data Protection Requirement.
Section 4.18.   Taxes.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a)   All Tax Returns required to be filed by Applicable Law by, or on behalf of, the Company or any of its Subsidiaries have been timely filed (taking into account valid extensions of time to file), and all such Tax Returns are true, complete and correct in all respects. Each of the Company and each of its Subsidiaries has timely paid (or has had paid on its behalf) to the appropriate Governmental Authority all Taxes due and payable by it, whether or not shown as due on any Tax Returns.
(b)   Each of the Company and each its Subsidiaries has properly and timely withheld or collected and timely paid, or is properly holding for timely payment, all Taxes required to be withheld, collected and paid over by it under Applicable Law.
(c)   There is no Action with respect to Taxes of the Company and its Subsidiaries that is currently being conducted nor, to the Knowledge of the Company, has an Action with respect to Taxes been threatened in writing by a Governmental Authority within the three-year period prior to the date of this Agreement.

(d)   No Tax deficiency has been asserted in writing against the Company or any of its Subsidiaries that has not been resolved or paid in full. No written claim has been made and not resolved in full by any Governmental Authority in a jurisdiction where the Company or a Subsidiary of the Company does not file a particular type of Tax Return or pay a particular type of Tax that the Company or a Subsidiary of the Company is or may be required to file such Tax Return or pay such Tax.
(e)   There are no Liens on any of the assets of the Company or any of its Subsidiaries attributable to Taxes, other than Permitted Liens.
(f)   Neither the Company nor any of its Subsidiaries has waived any statute of limitation in respect of Taxes or agreed to any extension of time with respect to an assessment or deficiency for Taxes, which waiver or extension is currently in effect (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business).
(g)   Neither the Company nor any Subsidiary of the Company (i) is, or has been, a member of any affiliated, consolidated, combined or unitary Tax group, other than a group the common parent of which is the Company, or (ii) has any liability for Taxes of any Person (other than the Company or any Subsidiary of the Company) arising from the application of Treasury Regulations Section 1.1502-6 (or any analogous provision of U.S. state or local or non-U.S. Tax law) or as a transferee or successor.
(h)   Neither the Company nor any of its Subsidiaries has entered into, or participated in, any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(i)    Neither the Company nor any of its Subsidiaries has been a “distributing” corporation or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in any distribution of stock during the two-year period ending on the date of this Agreement that was purported or intended to be governed by Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code).
(j)   The Company is not and has not been a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.
(k)   Neither the Company nor any Subsidiary of the Company is a party to, or is bound by or has any obligation under any Tax Sharing Agreement (other than agreements solely by and among the Company and its Subsidiaries).
Section 4.19.   Employee Benefit Plans.   (a)    Section 4.19(a) of the Company Disclosure Schedule contains a correct and complete list of each material Employee Plan. With respect to each material Employee Plan, the Company has made available to Parent true, correct and complete copies of, to the extent applicable, (i) such Employee Plan, including any amendment thereto (or, in the case of any unwritten Employee Plan, a written description thereof), (ii) each trust, insurance, annuity or other funding arrangement or amendment related thereto, (iii) the most recent summary plan description and any summary of material modifications prepared, (iv) the most recent financial statements and actuarial or other valuation reports prepared with respect thereto, (v) the most recent determination or opinion letter from the Internal Revenue Service, (vi) the most recent annual reports on Form 5500 (or comparable form) and accompanying schedules and attachments and (vii) all material, non-routine documents and correspondence related thereto received from or provided to the Internal Revenue Service, the Department of Labor, the PBGC or any other Governmental Authority during the past three years.
(b)   Neither the Company nor any of its ERISA Affiliates (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has in the past six years sponsored, maintained, administered or contributed to (or had any obligation to contribute to), or has or is reasonably expected to have any direct or indirect liability with respect to, any Title IV Plan, including any Multiemployer Plan.
(c)   Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter, or has pending or has time remaining in which to file, an application for such determination from the Internal Revenue Service, and, to the Knowledge of the Company, no circumstances exist or have occurred that would reasonably be expected to result in any such letter being revoked or not being issued or reissued or a penalty under the Internal Revenue Service Closing Agreement Program. Each trust created under any such Employee Plan is exempt from Tax under Section 501(a) of the Code and has been so exempt since its creation.
(d)   Each Employee Plan, including any award thereunder, that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code complies with, in all material respects, and has been operated in material compliance with all applicable requirements of Section 409A of the Code.
(e)   Except as expressly provided by this Agreement or as set forth in Section 4.19(e) of the Company Disclosure Schedule, neither the execution of this Agreement nor the consummation of the transactions contemplated hereby (either alone or together with any other event) will (i) entitle any current or former Service Provider to any payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit, (ii) accelerate the time of payment or vesting, or trigger any payment or funding (through a grantor trust or otherwise), of compensation or benefits, or increase the amount payable or trigger any other obligation, in each case, under any Employee Plan, (iii) limit or restrict the right of the Company or any of its Subsidiaries or, after the Closing, Parent, to merge, amend or terminate any Employee Plan, other than any Employee Plan disclosed on Section 4.19(e)(iii) of the Company Disclosure Schedule, or (iv) result in the payment of any amount that would not be deductible by reason of Section 280G of the Code or would be expected to be subject to an excise Tax under Section 4999 of the Code.
(f)   Neither the Company nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any current or former Service Provider for any Tax incurred by such Service Provider, including under Section 409A or 4999 of the Code.
(g)   Neither the Company nor any of its Subsidiaries has any current or projected liability for, and no Employee Plan provides or promises, any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any current or former Service Provider (other than coverage mandated by Applicable Law, including COBRA).
(h)   Each Employee Plan has been established, operated and maintained in compliance with its terms and all Applicable Law, including ERISA and the Code, except for failures to comply that have not had, and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since September 23, 2021, no Action (or any basis therefore) (other than routine claims for benefits) is pending against or involves or, to the Knowledge of the Company, is threatened against or threatened to involve, any Employee Plan before any arbitrator or any Governmental Authority, including the Internal Revenue Service, the Department of Labor or the PBGC, which, individually or in the aggregate, if determined or resolved adversely in accordance with the plaintiff’s demands, could reasonably be expected to have a Company Material Adverse Effect.
(i)   All material contributions, premiums and payments required by and due under the terms of any Employee Plan and Applicable Law and accounting principles, have been paid, accrued, or otherwise adequately reserved to the extent required by, and in accordance with GAAP.
(j)   Since January 1, 2023 through the date of this Agreement, there has been no amendment to, or written announcement by the Company or any of its Affiliates relating to, an Employee Plan which would materially increase the expense to the Company of maintaining such Employee Plan above the level of expense incurred in respect thereto for the fiscal year ended December 31, 2022.
Section 4.20.   Labor Matters.   (a)    Neither the Company nor any of its Subsidiaries is a party to or subject to, or is currently negotiating in connection with entering into, any Collective Bargaining Agreement, and, to the Knowledge of the Company, no current Company Employee is covered by, any Collective Bargaining Agreement in his or her capacity as such. To the Knowledge of the Company, there has not been any organizational campaign, petition or other unionization activity seeking recognition of a collective bargaining unit representing any Company Employee in his or her capacity as such.

(b)   There are no unfair labor practice complaints pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Authority involving Company Employees. There is no, and there has not been since September 23, 2021 any, material labor strike, slowdown, stoppage, picketing, interruption of work or lockout pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries.
(c)   No consent or consultation of, or the rendering of formal advice by, any labor or trade union, works council or other employee representative body is reasonably expected to be required for the Company to enter into this Agreement or to consummate any of the transactions contemplated hereby.
(d)   The Company and its Subsidiaries are, and have been since September 23, 2021, in compliance with all Applicable Laws relating to labor and employment, including those relating to labor management relations, wages, hours, overtime, employee classification, discrimination, sexual harassment, civil rights, affirmative action, work authorization, immigration, safety and health, information privacy and security, workers compensation, continuation coverage under group health plans, wage payment, the payment and withholding of Taxes, except for failures to comply that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has taken any action that would reasonably be expected to cause Parent or any of its Affiliates to have any material liability or other material obligation following the Closing Date under WARN.
(e)   Since September 23, 2021, (i) there has not been any Action commenced relating to, or any allegation by any Service Provider of or relating to, sex-based discrimination, sexual harassment or sexual misconduct against any Key Employee in such person’s capacity as such, and, to the Knowledge of the Company, no such Action has been threatened and (ii) there have not been any settlement agreements or similar out-of-court pre-litigation agreements resolving such matters.
(f)   As of the date of this Agreement, no Key Employee has provided written notice to the Company or any of its Subsidiaries of his or her intention to resign or retire from employment with the Company or any of its Subsidiaries as a result of the transactions contemplated by this Agreement or otherwise within one year after the anticipated Closing Date.
(g)   Section 4.20(g)(1) of the Company Disclosure Schedule sets forth a list, as of the date of this Agreement and redacted to the extent required by Applicable Law, containing, for each Company Employee, such employee’s name, employer, title, hire date, location, full- or part-time status, leave of absence status (and, if on leave, the nature of the leave and the expected return date to active employment, if any), whether classified as exempt under the Fair Labor Standards Act, current annual salary or wage rate, and current target annual bonus opportunity. Section 4.20(g)(2) of the Company Disclosure Schedule sets forth a list, as of the date of this Agreement and redacted to the extent required by Applicable Law, containing, for each independent contractor who is an individual currently engaged by the Company or any of its Subsidiaries and who received aggregate payments from the Company and its Subsidiaries for the fiscal year ended December 31, 2022, or is reasonably expected to receive aggregate payments from the Company and its Subsidiaries for the fiscal year ending December 31, 2023, in excess of $100,000, such contractor’s name, required termination notice period, if any, and rate of compensation.
Section 4.21.   Environmental Matters.   (a)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) no written notice, notification, demand, request for information from a Governmental Authority, summons or order has been received, no complaint has been filed, and no penalty has been assessed, and no Action is pending or, to the Knowledge of the Company, threatened, by any Person against the Company or any of its Subsidiaries under any Environmental Law or Environmental Permit that now remains pending or unresolved; (ii) the Company and its Subsidiaries are and since September 23, 2021 have been in compliance with all Environmental Laws, and such compliance includes obtaining, maintaining, timely renewing, and complying with, all Environmental Permits; (iii) the Company and its Subsidiaries have not caused, and to the Knowledge of the Company, there has been no release of any Hazardous Substance at, from, in, on, under, to or about (A) any property currently or formerly owned, leased or operated by, or (B) to the Knowledge of the Company, any property or facility to which any Hazardous Substance has been transported for disposal, recycling or treatment by or on behalf of, in each case the Company or any of its Subsidiaries (or any of their respective predecessors); and (iv) the Company has made available to Parent complete and accurate copies of all environmental assessment and audit reports and studies that relate to the Company or its Subsidiaries (or any of their respective predecessors), in each case that are in the Company’s possession, custody or control.
(b)   Except as set forth on Section 4.21(b) of the Company Disclosure Schedule, the consummation of the transactions contemplated hereby requires no filings or notifications to be made or actions to be taken pursuant to (A) the New Jersey Industrial Site Recovery Act and the Connecticut Property Transfer Law and (B) any financial assurance, bond, letter of credit or similar instrument required for the operations of the Company or its Subsidiaries under any Environmental Law or Environmental Permit.
Section 4.22.   Material Contracts.   (a)    As of the date hereof, except as set forth in Section 4.22(a) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is party to or bound by any Contract, which is in effect as of the date hereof:
(i)   that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the 1933 Act;
(ii)   that (A) are employment, independent contractor, consulting, severance or similar agreements with individuals (but not entities) under which the Company or any of its Subsidiaries is or could become obligated to provide annual base compensation or payments in excess of $175,000, other than any offer letter that does not materially deviate from the form offer letter made available to Parent or (B) provide for any change in control, retention, transaction or similar bonus or payments;
(iii)   that (or, together with additional related Contracts with the same Person or its Affiliates) involves the payment of amounts by the Company or any of its Subsidiaries of more than $5,000,000 in the fiscal year ended December 31, 2022 or more than $3,000,000 in the 6-month period ended on July 1, 2023 and that cannot be cancelled by the Company or its applicable Subsidiary without penalty or further payment on no more than ninety (90) calendar days’ notice;
(iv)   that (or, together with additional related Contracts with the same Person or its Affiliates) involves the receipt of amounts by the Company or any of its Subsidiaries of more than $20,000,000 in the fiscal year ended December 31, 2022 or more than $14,000,000 in the 6-month period ended on July 1, 2023;
(v)   relating to any material partnership, strategic alliance or joint venture;
(vi)   any material co-packing or co-manufacturing Contract or other material Contract providing for the manufacture or production of products of the Company or any of its Subsidiaries by a third party that provides for annual payments by the Company or any of its Subsidiaries (collectively) of $5,000,000 or more in the fiscal year ended December 31, 2022 or $3,000,000 or more in the 6-month period ended on July 1, 2023;
(vii)   that provides for the acquisition or disposition, directly or indirectly (by merger or otherwise) of assets or capital stock (other than acquisitions or dispositions of inventory or raw materials and supplies in the ordinary course of business) (A) for aggregate consideration under such Contract in excess of $5,000,000 or (B) pursuant to which the Company or its Subsidiaries has continuing material “earn-out” or other contingent payment obligations or any material indemnification obligations;
(viii)   providing for indemnification by the Company or any its Subsidiaries and that is material to the Company and its Subsidiaries, taken as a whole, other than indemnification obligations entered into with commercial counterparties in the ordinary course of business;
(ix)   that contains a put, call, right of first refusal or similar right pursuant to which the Company or any of its Subsidiaries could be required to purchase or sell, as applicable, any assets or any equity interests of any Person;

(x)   that restricts or purports to restrict the ability of the Company or any of its Subsidiaries to compete with or to provide services in any line of business or with any Person or in any geographic area or market segment;
(xi)   that is a Collective Bargaining Agreement;
(xii)   containing any swap, cap, floor, collar, futures contract, forward contract, option and any other derivative financial instrument, contract or arrangement, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever that is material to the Company and its Subsidiaries, taken as a whole;
(xiii)   (A) that requires payments in excess of $120,000 in any 12-month period with (1) any beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of 5% or more of any class of securities of the Company or any of its Subsidiaries, (2) any Affiliate or “associate” or any member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the 1934 Act) of any of the foregoing, including any stockholders agreement, investors’ rights agreement, registration rights agreement, tax receivable agreement or similar or related Contracts or (3) any director or officer of the Company or any of its Subsidiaries or (B) that is required to be disclosed under Item 404 of Regulation S-K promulgated under the 1933 Act;
(xiv)   that (A) evidences Indebtedness of the Company or any Subsidiary of the Company in excess of $10,000,000, (B) evidences a material capitalized lease obligation that is required to be classified as a balance sheet liability of the Company in accordance with GAAP or (C) restricts the payment of dividends or other distribution of assets by any of the Company or its Subsidiaries;
(xv)   requiring future capital expenditures by the Company or any of its Subsidiaries in excess of $1,000,000 in the aggregate;
(xvi)   any agency, dealer, sales representative, marketing or other similar Contract that is material to the Company and its Subsidiaries, taken as a whole;
(xvii)   pursuant to which (A) the Company or any of its Subsidiaries grants any right, license or covenant not to sue with respect to any material Owned Intellectual Property (other than non-exclusive licenses granted in the ordinary course of business) or (B) the Company or any of its Subsidiaries obtains any right, license or covenant not to sue with respect to any material Intellectual Property (other than (1) licenses for commercial off-the-shelf software which are generally available on non-discriminatory pricing terms, including open source software, (2) non-disclosure agreements, (3) any agreements with employees, contractors, consultants, representatives and agents of the Company or (4) non-exclusive licenses which are ancillary to the primary purpose of the Contract, including to the extent granted in connection with trademark licenses or licenses for IT and other equipment);
(xviii)   any settlement agreement (A) under which there are outstanding obligations of the Company or any of its Subsidiaries (other than immaterial obligations) or (B) imposing material future limitations on the operations of the Company or any of its Subsidiaries; or
(xix)   any enforceable commitment (orally or in writing) by the Company or any of its Subsidiaries to enter into any of the foregoing.
(b)   The Company has made available to Parent a true and complete copy of each Contract listed or required to be listed in Section 4.22(a) of the Company Disclosure Schedule (each, a “Material Contract”). Except for breaches, violations or defaults which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each of the Material Contracts is valid, binding and in full force and effect and (ii) since September 23, 2021, neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company any other party to a Material Contract, has breached or violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a breach or default under the provisions of such Material Contract, and neither the Company nor any of its Subsidiaries has received notice that it has breached, violated or defaulted under any Material Contract, except for breaches, violations or defaults that have been cured. Since September 23, 2021, neither the Company nor any of its Subsidiaries has received notice of any party’s intent to terminate, materially modify or not renew any Material Contract.
Section 4.23.   Affiliate Transactions.   As of the date of this Agreement, neither the Company nor any Subsidiary of the Company is a party to any Contract or other transaction, agreement or binding arrangement or understanding between the Company or its Subsidiaries, on the one hand, and any Affiliates thereof (other than wholly owned Subsidiaries of such Person) on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K (except for amounts due as normal salaries and bonuses and in reimbursement of expenses in the ordinary course of business) and that has not been disclosed in the Company SEC Documents. Except as set forth on Section 4.23 of the Company Disclosure Schedule, neither the Company nor any Subsidiary of the Company is a party to any Contract in effect as of the date hereof or other transaction, agreement or binding arrangement or understanding between the Company or its Subsidiaries, on the one hand, and Advent or any of its Affiliates (including any affiliated funds or management entities, but excluding portfolio companies of funds managed or affiliated with Advent or any of its Affiliates), on the other hand.
Section 4.24.   Customers; Suppliers.
(a)   Section 4.24(a) of the Company Disclosure Schedule sets forth a true, correct and complete list of the top 10 largest customers (based on gross revenue received by the Company or any of its Subsidiaries) for each of the fiscal years ended 2021 and 2022 and the 6-month period ended July 1, 2023. Opposite the name of each customer is the approximate percentage of revenues of the Company and its Subsidiaries taken in the aggregate attributable to such customer for the fiscal year ended December 31, 2022.
(b)   Section 4.24(b) of the Company Disclosure Schedule sets forth a true, correct and complete list of the 20 largest suppliers (based on spend by the Company or any of its Subsidiaries) for the fiscal year ended 2022 and the 6-month period ended July 1, 2023. Opposite the name of each such supplier is the approximate percentage of dollars paid by the Company and its Subsidiaries taken in the aggregate to such supplier for the fiscal year ended December 31, 2022.
(c)   Except for completions or expirations of contracts in accordance with their terms or as otherwise set forth on Section 4.24(c) of the Company Disclosure Schedule, since January 1, 2023, no customer or supplier listed on Section 4.24(a) or Section 4.24(b) of the Company Disclosure Schedule has notified the Company or any of its Subsidiaries in writing that it shall, or intends to, terminate its relationship with or stop, materially decrease the rate or volume of, or materially increase the price of buying or selling products and services from or to the Company or any of its Subsidiaries. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no material disagreement, indemnity claim, claim for damages or other dispute has been asserted by the customers or suppliers listed on Section 4.24(a) or Section 4.24(b) of the Company Disclosure Schedule, on the one hand, and the Company or its Subsidiaries, on the other hand, with respect to the business relationship or any agreements between such customers or suppliers and the Company or any of its Subsidiaries. Prior to the date hereof, the Company has made available to Parent true, correct and complete copies of all material written correspondence within the last three years (i) from any supplier listed on Section 4.24(b) of the Company Disclosure Schedule to the Company or any of its Subsidiaries or (ii) from the Company or any of its Subsidiaries to any such supplier, in each case of (i) and (ii), solely to the extent related to any proposals to purchase, acquire, sell or transfer all or any portion of equity securities or substantially all of the assets of such supplier or any of its Affiliates (excluding, for the avoidance of doubt, purchases of products from any such supplier or any of its Affiliates in the ordinary course of business) or suggesting any obligation on the part of the Company or any of its Subsidiaries to make any payment upon a change of control, merger, consolidation, business combination or other similar transaction involving the Company or any of its Subsidiaries.
Section 4.25.   Food Regulatory Matters.   Since September 23, 2021:
(a)   except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company and each of its Subsidiaries has been, and each is, in compliance with (i) the applicable provisions of the Federal Food, Drug, and Cosmetic Act, the Fair

Packaging and Labeling Act, and the applicable regulations, standards, guidance and requirements adopted by the U.S. Food and Drug Administration (the “FDA”) thereunder, Applicable Law of the U.S. Department of Agriculture (the “USDA”), all Applicable Law enforced by the U.S. Federal Trade Commission (the “FTC”), including the Federal Trade Commission Act and the applicable FTC regulations and requirements and any applicable requirements established by any state, local or foreign Governmental Authority (together with the FDA, FTC and the USDA, collectively, the “Food Authorities”) and (ii) all terms and conditions imposed in any Permits granted by any Food Authority, including, in each case, any applicable good manufacturing practices and sanitation requirements, labeling and advertising requirements, requirements relating to food or color additives, requirements relating to food contact substances, food standards, product composition requirements, testing requirements, recordkeeping or reporting requirements, monitoring requirements, packaging (including co-packing and re-packing) requirements, laboratory requirements, storage and warehousing requirements, shipping requirements, export and import requirements and shelf-life requirements;
(b)   except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of (i) the Company or any of its Subsidiaries or (ii) to the Knowledge of any Company, with respect to the Company’s or any of its Subsidiaries’ products, the Persons that manufacture, process, package, or supply ingredients and packaging materials for or distribute such products, has received or is subject to, or has been subject to, (A) any warning letter, untitled letter, notice of inspectional observation (FDA Form 483) or other adverse correspondence or notice from the FDA alleging or asserting material noncompliance with any legal requirement, Notice of Suspension or Notice of Intended Enforcement or other adverse correspondence or notice from the USDA or any other Food Authority or (B) any import detention, investigation, suspension or withdrawal of inspection or registration, penalty assessment or other compliance or enforcement action by any Food Authority;
(c)   except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of the Company or any of its Subsidiaries has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” or any such similar policies set forth by other Governmental Authorities;
(d)   except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company and its Subsidiaries nor, to the Knowledge of the Company, any officer, employee or agent of the Company or any of its Subsidiaries, has been convicted of any crime or engaged in any conduct for which debarment is authorized by 21 U.S.C. § 335a(b) or any similar laws;
(e)   the Company and its Subsidiaries have not received written notice of any pending or threatened Action from any Food Authorities or any other Governmental Authority alleging that any operation or activity of the Company or any of its Subsidiaries is in material violation of the FDCA, any other Applicable Law with respect to the formulation, manufacturing, labeling, advertising, or distributing of food, or the respective counterparts thereof promulgated by applicable state Governmental Authorities or Governmental Authorities outside the United States;
(f)   except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there has not been any material violation of any Applicable Law by the Company or any of its Subsidiaries in its product development efforts, submissions or reports to any Governmental Authority that could reasonably be expected to require investigation, corrective action or enforcement action;
(g)   except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is engaging in or has since September 23, 2021 engaged in, unfair competition or trade practices or any false, deceptive, unfair, or misleading advertising or promotional practices under Applicable Law of any jurisdiction in which the Company or any of its Subsidiaries operates or markets or sells its products; and
(h)   the Company has not received any written notification from or, to the Knowledge of the Company, been subject to any action or threatened action by any Governmental Authority or private party in California alleging a violation of Proposition 65 with respect to any of the Company and its Subsidiaries’ products.
Section 4.26.   Finders’ Fees.   Except for Centerview Partners LLC and Goldman Sachs & Co. LLC, copies of whose engagement agreements have been provided to Parent, there is no financial advisor, investment banker, broker, finder or other similar intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any fee or commission from the Company or any of its controlled Affiliates in connection with the transactions contemplated by this Agreement.
Section 4.27.   Opinion of Financial Advisor.   The Board of Directors has received the opinion of Goldman Sachs & Co. LLC, financial advisor to the Company, to the effect that, as of the date of such opinion and based upon and subject to the various qualifications, assumptions, limitations and other matters set forth therein, the $23.00 in cash per Share to be received pursuant to, and in accordance with, the terms of this Agreement by holders of Shares is fair, from a financial point of view, to such holders. A written copy of such opinion will be delivered promptly after the date hereof to Parent for informational purposes only.
Section 4.28.   Antitakeover Statutes.   (a)    Assuming that none of Parent, Merger Sub or any of their “affiliates” and “associates” are or have been at any time within the past three years, an “interested stockholder” of the Company, as those terms are defined in Article X of the Company’s certificate of incorporation as in effect on the date hereof, the Company has taken all action necessary to exempt the Merger, this Agreement, and the transactions contemplated hereby from the limitations on business combinations set forth in Article X of the Company’s certificate of incorporation, and, accordingly, neither such provisions of the Company’s certificate of incorporation nor any antitakeover or similar statute or regulation applies or purports to apply to any such transactions. Assuming the accuracy of the representations and warranties of Parent and Merger Sub, no other “control share acquisition,” “fair price,” “moratorium” or other antitakeover laws enacted under U.S. state or federal laws apply to this Agreement or any of the transactions contemplated hereby.
(b)   Assuming the accuracy of the representations and warranties of Parent and Merger Sub, no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar antitakeover statute or regulation or any antitakeover provision in the Company’s certificate of incorporation or bylaws is applicable to the Company, Parent, Merger Sub, the Shares, this Agreement, the Merger or the other transactions contemplated by this Agreement. There is no rights agreement, stockholder rights plan, tax preservation plan, net operating loss preservation plan or “poison pill” antitakeover plan in effect to which the Company or any of its Subsidiaries is subject, party to or otherwise bound.
Section 4.29.   No Other Representations or Warranties.   The representations and warranties by Parent and Merger Sub set forth in this Agreement constitute the sole and exclusive representations and warranties of such parties in connection with the transactions contemplated hereby, and the Company understands, acknowledges and agrees that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by Parent and Merger Sub. The Company represents, warrants, acknowledges and agrees that (a) neither Parent nor Merger Sub has made or is making any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 5, (b) it is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 5 and (c) no employee, agent, advisor or other representative of Parent or Merger Sub has made or is making any representations or warranties whatsoever regarding the subject matter of this Agreement. Except as provided in Article 5, without limiting the foregoing, the Company represents, warrants, acknowledges and agrees that (i) neither Parent nor any of its Representatives has made any representation or warranty, whether express or implied, as to the accuracy or completeness of any information regarding Parent or its Affiliates furnished or made available to the Company and its Representatives, except as expressly set forth in this Agreement and (ii) none of Parent, Merger Sub or any other Person shall be subject to any liability to the Company or any other Person resulting from Parent’s or Merger Sub’s making available to the Company or the Company’s use of such information, or any information, documents or material made available to the Company in any due diligence materials provided to the Company, including in the “data room,” management presentations (formal or informal) or in any other form in connection with the transactions contemplated by this Agreement.

ARTICLE 5
Representations and Warranties of Parent
Parent represents and warrants to the Company that:
Section 5.01.   Corporate Existence and Power.   Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Since the date of its incorporation, Merger Sub has not engaged in any activities other than in connection with or as contemplated by this Agreement.
Section 5.02.   Corporate Authorization.   Each of Parent and Merger Sub has all requisite corporate power and authority, as applicable, to perform its respective obligations hereunder and consummate the Merger. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby are within the corporate powers of Parent and Merger Sub and have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. Each of Parent and Merger Sub has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of each of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
Section 5.03.   Governmental Authorization.   The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby require no action by or in respect of, or filing by or with respect to Parent or Merger Sub with, any Governmental Authority, other than (a) the filing of a certificate of merger with respect to the Merger with the Delaware Secretary of State, (b) compliance with any applicable requirements of the HSR Act, (c) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other state or federal securities laws and (d) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.04.   Non-contravention.   The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or Merger Sub, (b) assuming compliance with the matters referred to in clauses (a) through (d) of Section 5.03, contravene, conflict with, or result in a violation or breach of any provision of any Applicable Law or (c) assuming compliance with the matters referred to in clauses (a) through (d) of Section 5.03, require payment or notice to, or any consent or other action by any Person under, constitute a breach or default, or an event that, with or without notice or lapse of time or both, would constitute violation or breach of, or give rise to any right of termination, suspension, cancellation, acceleration or any other change of any rights or obligations of Parent or any of its Subsidiaries, or loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any Contract binding on Parent or any of its Subsidiaries or any Permit affecting, or relating to, the assets or business of the Parent and its Subsidiaries or (d) result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries, except, in the case of each of clauses (b) through (d), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.05.   Capitalization of Merger Sub.   All of the issued and outstanding shares of capital stock of, and other equity, voting, beneficial or ownership interests in, Merger Sub are held of record and beneficially owned solely by Parent.
Section 5.06.   Financing.   Parent has, or will have as of the Effective Time, sufficient cash on hand to enable Parent and Merger Sub to consummate the Merger and to pay all fees, expenses or other amounts payable by Parent or Merger Sub under or in connection with this Agreement or the transactions contemplated hereby, including the aggregate Merger Consideration payable to all holders of Shares under Section 2.02 and all amounts payable to holders of Shares of Company Restricted Stock under Section 2.05.

Section 5.07.   Disclosure Documents.   The information with respect to Parent, Merger Sub and their Subsidiaries that Parent supplies to the Company, and any other information Parent supplies or that is supplied on behalf of Parent (at Parent’s direction), in writing specifically for use in any Company Disclosure Document will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
Section 5.08.   Not an Interested Stockholder.   None of Parent, Merger Sub or any of their respective “affiliates” or “associates” is, or has been at any time within the last three years, an “interested stockholder” (in each case as such terms are defined in Article X of the Company’s certificate of incorporation as in effect on the date hereof) of the Company. Without limiting the generality of the foregoing, neither Parent nor Merger Sub has taken, or has authorized or directed any of their respective officers, directors, employees, investment bankers, attorneys or other advisors or representatives to take, any action that would cause either Parent or Merger Sub to be deemed an “interested stockholder” (as such term is defined in Article X of the Company’s certificate of incorporation as in effect on the date hereof) of the Company. Neither Parent nor any of Parent’s Affiliates directly or indirectly owns or holds, and at all times within the last three years, neither Parent nor any of Parent’s Affiliates has owned or held, beneficially or otherwise, any Shares or any securities, rights or obligations convertible into or exercisable or exchangeable for Shares.
Section 5.09.   Finders’ Fees.   Except for Evercore Group L.L.C., whose fees will be paid by Parent, there is no investment banker, broker, finder or other similar intermediary that has been retained by or is authorized to act on behalf of Parent who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.
Section 5.10.   No Other Representations or Warranties.   The representations and warranties by the Company set forth in this Agreement constitute the sole and exclusive representations and warranties of the Company in connection with the transactions contemplated hereby, and each of Parent and Merger Sub understands, acknowledges and agrees that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by the Company. In connection with their due diligence investigation of the Company, Parent and Merger Sub have received and may continue to receive after the date hereof from the Company certain estimates, projections, forecasts and other forward-looking information regarding the Company and its businesses and operations. Parent and Merger Sub acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements and that Parent and Merger Sub will have no claim against the Company with respect thereto unless any such information is expressly included in a representation or warranty contained in this Agreement. Each of Parent and Merger Sub represents, warrants, acknowledges and agrees that (a) none of the Company, any of its Affiliates or any Representative of any of the foregoing has made or is making any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 4, (b) it is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 4 and (c) no employee, agent, advisor or other Representative of the Company or any Affiliate thereof has made or is making any representations or warranties whatsoever regarding the subject matter of this Agreement. Except as provided in Article 4, without limiting the foregoing, each of Parent and Merger Sub represents, warrants, acknowledges and agrees that (i) none of the Company, any of its Affiliates or any of their respective Representatives has made any representation or warranty, whether express or implied, as to the accuracy or completeness of any information regarding the Company or its Affiliates furnished or made available to Parent or Merger Sub or their respective Representatives, except as expressly set forth in this Agreement and (ii) none of the Company, any of its Affiliates, any of their respective Representatives or any other Person shall be subject to any liability to Parent or Merger Sub or any other Person resulting from the Company’s or any such other Person’s making available to Parent or Merger Sub or their respective Representatives or Parent’s or Merger Sub’s or their respective Representatives’ use of such information, or any information, documents or material made available to Parent or Merger Sub or any their respective Representatives in any due diligence materials provided to any such person, including in the “data room,” management presentations (formal or informal) or in any other form in connection with the transactions contemplated by this Agreement.

ARTICLE 6
Covenants of the Company
The Company covenants and agrees that:
Section 6.01.   Conduct of the Company.   During the period from the date hereof until the Effective Time, except (A) as expressly required or permitted by this Agreement, (B) with the prior written consent of Parent in each instance (which consent shall not be unreasonably withheld, conditioned or delayed), (C) as required by Applicable Law or (D) as set forth in Section 6.01 of the Company Disclosure Schedule, (1) the Company shall, and shall cause each of its Subsidiaries to, use reasonable best efforts to conduct its business in the ordinary course of business substantially consistent with past practice and use its reasonable best efforts to (i) preserve intact its present business organization, (ii) comply with Applicable Laws and its Contracts, and maintain in effect all necessary material Permits, (iii) keep available the services of its directors, officers and key employees on commercially reasonable terms (other than for routine terminations of employment services in the ordinary course of business substantially consistent with past practice) and (iv) preserve satisfactory business relationships with its material customers, lenders, suppliers and others having material business relationships with it; provided, however, that no COVID-19 Response shall be deemed to be a breach of this clause (1), so long as, to the extent reasonably practicable, prior to taking any COVID-19 Response, the Company provides advance notice to and consults with Parent in good faith with respect thereto, and (2) the Company shall not, nor shall it permit any of its Subsidiaries to:
(a)   amend, supplement or otherwise change its certificate of incorporation, bylaws or other similar organizational documents (whether by merger, consolidation or otherwise);
(b)   enter into any new line of business outside the existing businesses of the Company and its Subsidiaries as of the date of this Agreement;
(c)   (i) adjust, split (including any reverse stock split), combine, subdivide, recapitalize, exchange or reclassify any shares of its capital stock, (ii) declare, authorize, establish a record date for, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock (including any Shares), except for dividends by any of its wholly-owned Subsidiaries or (iii) redeem, repurchase or otherwise purchase or acquire or offer to redeem, repurchase, or otherwise acquire any shares of its capital stock (including any Shares), Company Securities or any Company Subsidiary Securities;
(d)   (i) issue, deliver, sell, dispose, encumber, grant, confer, award or authorize the issuance, delivery, sale, disposal, encumbrance, grant, conferral or award of, any Company Securities or Company Subsidiary Securities, other than the issuance of (A) any Shares upon the vesting or settlement, as applicable, of any Company Equity Award that are outstanding on the date of this Agreement in accordance with the terms of those awards as in effect on the date of this Agreement, and (B) any Company Subsidiary Securities to the Company or any other wholly owned Subsidiary of the Company or (ii) amend or otherwise change any term of any Company Security or any Company Subsidiary Security (in each case, whether by merger, consolidation or otherwise);
(e)   incur any capital expenditures or any obligations or liabilities in respect thereof, except for (i) those contemplated by the capital expenditure budget that has been made available to Parent prior to the date of this Agreement and (ii) any unbudgeted capital expenditures not to exceed $1,000,000 individually or $2,500,000 in the aggregate;
(f)   acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses, other than (i) in the ordinary course of business substantially consistent with past practice, (ii) supplies, assets, securities, properties, interests or business with a value not exceeding $1,000,000 individually or $2,500,000 in the aggregate or (iii) supplies pursuant to Contracts in effect on the date hereof;
(g)   adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;
(h)   sell, lease, license or otherwise transfer, or dispose of, mortgage, sell and lease back or create or incur any Lien on, any of the Company’s or its Subsidiaries’ assets, securities, properties, interests or businesses or other interests therein whether tangible or intangible (including securitizations) (other than Intellectual Property) that is material to the Company and its Subsidiaries, taken as a whole, other than (i) sales of inventory in the ordinary course of business substantially consistent with past practice or sales of or disposals of obsolete or worthless assets at the end of their scheduled retirement, (ii) pursuant to Contracts in effect on the date hereof or entered into in compliance with this Section 6.01, (iii) Permitted Liens, (iv) transfers among the Company and its wholly owned Subsidiaries, or among the wholly owned Subsidiaries of the Company, in the ordinary course of business and (v) transactions involving assets, securities, properties, interests or businesses or other interests with a value not exceeding $1,000,000 in the aggregate;
(i)   sell, assign, lease, license, sublicense, transfer, convey, abandon, permit to lapse, incur any Lien (other than a Permitted Lien) on, or otherwise dispose of or fail to maintain, enforce or protect any material Owned Intellectual Property or Licensed Intellectual Property (except for (A) non-exclusive licenses or sublicenses of Intellectual Property granted by the Company or any of its Subsidiaries to its suppliers, distributors, manufacturers, or customers, or otherwise, in each case, in the ordinary course of business substantially consistent with past practice or (B) abandonments, lapses or failures to maintain in the ordinary course of business substantially consistent with past practice);
(j)   make any loans, advances or capital contributions to, or investments in, any other Person, other than (i) routine travel or payroll advances made to employees or independent contractors, (ii) for indemnification, attorneys’ fees and expenses or other business expenses paid or advanced to or on behalf of directors, officers, employees or independent contractors, (iii) extended payment terms for customers, (iv) transactions solely between or among the Company or any of its Subsidiaries or (v) in the ordinary course of business substantially consistent with past practice;
(k)   (i) create, incur, assume, suffer to exist, provide any guarantee of or otherwise become liable with respect to any Indebtedness other than in the ordinary course of business substantially consistent with past practice, or (ii) repay, redeem, repurchase or otherwise retire any material Indebtedness (other than as required by its terms or in connection with the Closing as contemplated by this Agreement);
(l)   other than in the ordinary course of business substantially consistent with past practice, as provided in Section 6.01(m) of the Company Disclosure Schedule or as required by Applicable Law or by any Employee Plan or Contract in effect as of the date of this Agreement: (i) enter into, amend or modify in any material respect or terminate or fail to renew any Material Contract or any Contract that would constitute a Material Contract (in either case, under which the Company and its Subsidiaries has made or received or is expected to make or receive, aggregate payments under such Contracts in excess of $3,000,000) if it were in effect on the date of this Agreement or (ii) waive, release or assign any material rights, claims or benefits of the Company or any of its Subsidiaries under any such Material Contract (it being understood for purposes of this clause (l) only, that the reference in Section 4.22(a)(iv) to “$20,000,000” shall be deemed to be a reference to “$10,000,000” and the reference in Section 4.22(a)(vi) to “$5,000,000” shall be deemed to be a reference to “$3,000,000”);
(m)   except as required by Applicable Law or the terms of an Employee Plan or Contracts, each as in effect on the date of this Agreement, (i) increase any compensation or grant, amend or increase any bonus or welfare or similar benefits or grant, amend or increase any severance, retention, change in control or termination pay payable or provided to any current or former Service Provider; provided, however, that, for the avoidance of doubt, the foregoing shall not prohibit (A) grants of annual bonus or commission opportunities to newly hired employees consistent with existing bonus plans as in effect on the date hereof in the ordinary course of business substantially consistent with past practice and (B) in the event the Closing does not occur prior to the regularly scheduled payment date of 2023 annual cash bonuses by the Company or any of its Subsidiaries, the payment of 2023 annual cash bonuses (as applicable) in the ordinary course of business in accordance with the terms and conditions of the applicable Employee Plan as in effect on the date hereof, (ii) the grant of any equity or equity-based awards to, or the discretionary acceleration of the vesting or payment of any equity or equity-based awards held by, any current or former Service Provider, (iii) entering into or amending any employment, independent contractor, severance, retention, change in control, termination pay, retirement, deferred compensation, transaction bonus or similar agreement or arrangement with any current or former Service Provider, except with respect to (A) offer letters with newly hired or promoted employees who, following such hire or promotion, will not be Key Employees, in the ordinary course of business and (B) consulting agreements with individual independent contractors with annual base compensation of less than $100,000 in the ordinary course of business, provided that, such offer letters and consulting agreements under clauses (A) and (B), respectively, do not provide for severance benefits (other than, in the case of an offer letter, providing that the employee will be eligible to participate in the severance programs listed on Section 7.03(a) of the Company Disclosure Schedule) or change in control, retention, or transaction payments or benefits, (iv) establish, adopt, enter into or amend any Employee Plan or Collective Bargaining Agreement other than (A) de minimis administrative amendments made in the ordinary course of business or (B) amendments made in connection with the annual renewal of a health and welfare benefit plan in the ordinary course of business, provided, in each case, that such changes do not, individually or in the aggregate, materially increase the cost of maintaining such Employee Plan as compared to the cost of maintaining such Employee Plan as of the date of this Agreement, (v) recognize any new union, works council or similar employee representative representing any Company Employee in his or her capacity as such, (vi) hire any employees who, upon hire, would be a Key Employee or (vii) terminate the employment of any Key Employee other than for cause;
(n)   change the Company’s methods of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the 1934 Act, as agreed to by its independent public accountants;
(o)   settle, release, waive, discharge or compromise, (i) any Action or threatened Action (excluding any Action or threatened Action relating to Taxes) involving or against the Company or any of its Subsidiaries that results in a payment obligation (net of insurance proceeds) by the Company or any of its Subsidiaries in excess of $250,000 individually or $500,000 in the aggregate, or that imposes any material restrictions or limitations upon the operations or business of the Company or any of its Subsidiaries or equitable or injunctive remedies or the admission of any criminal wrongdoing or any admission of guilt (through a plea or otherwise) or (ii) any Action or threatened Action (excluding any Action or threatened Action relating to Taxes) that relates to the transactions contemplated hereby;
(p)   (i) make, change or revoke any material election with respect to Taxes, (ii) file any amended material Tax Return, (iii) settle or compromise any material Tax claim, audit or assessment, (iv) prepare or file any material Tax Return in a manner inconsistent with past practice, (v) change any material Tax accounting method, (vi) change any Tax accounting period, (vii) enter into any closing agreement with respect to any material Tax or surrender any right to claim a material Tax refund, offset or reduction in Tax or (viii) consent to any extension or waiver of the limitations period applicable to any material Tax claim or assessment (other than any such extensions or waivers automatically granted);
(q)   (i) take any action that would reasonably be expected to result in the cancellation of existing material insurance policies or material insurance coverage of the Company or any of its Subsidiaries or (ii) fail to use commercially reasonable efforts to maintain in full force and effect existing material insurance policies (or substantially similar replacements thereto) in the ordinary course of business, provided that in the event of a termination, cancellation or lapse of any material insurance policy, the Company shall use commercially reasonable efforts to promptly obtain replacement policies providing substantially comparable insurance coverage with respect to the material assets, operations and activities of the Company and its Subsidiaries as currently in effect as of the date hereof; or
(r)   agree, resolve or commit to do any of the foregoing.
Section 6.02.   Access to Information.   From the date hereof until the Effective Time and subject to Applicable Law and (x) the Confidentiality Agreement dated as of June 22, 2023 between the Company and Parent, (y) the Clean Team Agreement dated as of June 23, 2023 between the Company and Parent and (z) the Common Interest and Joint Defense Agreement dated as of July 17, 2023 between the Company and Parent (collectively, (x), (y) and (z) are referred to as the “Confidentiality Agreement”), the Company shall (and shall cause its Subsidiaries to) (or in the case of work papers, shall use its commercially reasonable efforts to), upon reasonable prior written notice (a) provide Parent and its officers, directors, employees, investment bankers, attorneys, lenders, underwriters, accountants, consultants or other agents, advisors or other representatives (“Representatives”) reasonable access to the Representatives properties, books and records, work papers and other documents of the Company and its Subsidiaries (including existing financial and operating data relating to the Company and its Subsidiaries), in each case consistent with the access provided to Parent and its

Representatives during the due diligence investigation conducted by Parent in connection with the transactions contemplated by this Agreement prior to the date hereof and (b) furnish to Parent and its Representatives such existing information as such Persons may reasonably request within a reasonable time of such request, including copies of such existing information. Any investigation pursuant to this Section shall be conducted during normal business hours and in such manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries. Notwithstanding anything in this Section 6.02 to the contrary: (i) nothing in this Section 6.02 shall require the Company or any of its Subsidiaries to (A) make any work papers of its auditors or accountants available to any Person unless and until such Person has signed a customary agreement relating to such access to work papers in form and substance reasonably acceptable to the Company and such auditors or accountants or (B) provide any information, documents or access that would impair (based on the advice of the Company’s outside legal counsel) any attorney-client privilege of the Company or any of its Subsidiaries, or any Representative of the foregoing, or any protection under the work product doctrine or any similar privilege or protection, provided that, with respect to this clause (B), the Company shall use reasonable best efforts to implement appropriate and mutually agreeable measures to permit the disclosure of any such information in a manner to remove the basis for the non-disclosure to the greatest extent possible, including by arrangement of appropriate clean room procedures, redaction of text from documents or entry into a customary joint defense agreement with respect to any information to be so provided; and (ii) any access to the Company’s or any of its Subsidiaries’ properties shall be subject to the Company’s reasonable security and insurance measures and shall not include the right to conduct any environmental testing, sampling or other intrusive investigations of any kind. No information or knowledge obtained by Parent in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by the Company hereunder.
Section 6.03.   No Solicitation; Other Offers.   (a)    General Prohibitions.   Neither the Company nor any of its Subsidiaries shall, nor shall the Company or any of its Subsidiaries authorize, allow or permit any of its or their Representatives (other than non-officer employees) to (and the Company shall use its reasonable best efforts to cause its and its Subsidiaries’ non-officer employees to not), directly or indirectly, (i) solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal, (ii) enter into, engage in or participate in any discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books, records work papers and other documents related to the Company or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any Third Party that is seeking to make, or has made, an Acquisition Proposal, in each case with respect to an Acquisition Proposal, (iii) (A) qualify, withdraw or modify in a manner adverse to Parent or Merger Sub, or propose publicly to qualify, withdraw or modify in a manner adverse to Parent or Merger Sub, the Company Board Recommendation, (B) adopt, endorse, approve or recommend, or propose publicly to adopt, endorse, approve or recommend, any Acquisition Proposal, or resolve to take any such action, (C) publicly make any recommendation in connection with a tender offer or exchange offer other than a recommendation against such offer or a temporary “stop, look and listen” communication by the Board of Directors (or any duly authorized committee thereof) of the type contemplated by Rule 14d-9(f) under the 1934 Act, (D) other than with respect to a tender or exchange offer in a manner described in clause (C), following the date any Acquisition Proposal or any material modification thereto is first publicly announced, fail to issue a press release reaffirming the Company Board Recommendation within ten Business Days after a request by Parent to do so or (E) fail to include the Company Board Recommendation in the Proxy Statement when disseminated to the Company’s stockholders (any of the foregoing in this clause (iii), an “Adverse Recommendation Change”), (iv) fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its Subsidiaries or (v) enter into any agreement in principle, letter of intent, indication of interest, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal.
(b)   Exceptions.   Notwithstanding anything in this Agreement to the contrary, at any time prior to the receipt of the Requisite Company Vote:
(i)   the Company, directly or indirectly through its Representatives, may (A) engage in discussions and negotiations (and otherwise cooperate) with (and may assist and participate in and facilitate any effort by) any Third Party (or any Representative of any Third Party) that has made after the date of this Agreement a bona fide, written Acquisition Proposal that the Board of

Directors (or any duly authorized committee thereof) determines in good faith, after consultation with its legal counsel and financial advisors, is, or would reasonably be expected to become, a Superior Proposal, provided that such Acquisition Proposal did not result from a breach by the Company of Section 6.03(a), and (B) furnish to such Third Party or its Representatives non-public information relating to the Company or any of its Subsidiaries (and access of the type described in Section 6.03(a)) pursuant to a confidentiality agreement (a copy of which shall be provided for informational purposes only to Parent) with such Third Party with terms no less favorable in any material respect to the Company than those contained in the Confidentiality Agreement (including standstill obligations, with the understanding that: (1) no such standstill obligations shall prohibit such Third Party from submitting to the Company a confidential Acquisition Proposal (even if: (I) such Acquisition Proposal would be required by the Company to be publicly disclosed; or (II) such submission would arguably violate other clauses of such standstill, such as a prohibition on attempting to influence the Company) and (2) notwithstanding anything in this Agreement or in any confidentiality agreement with a Third Party to the contrary, nothing in this Agreement shall limit the Company’s ability to waive any such standstill obligations if the Board of Directors or a duly authorized committee thereof determines in good faith (after consultation with outside legal counsel) that the failure to grant such waiver would be inconsistent with its fiduciary duties under Delaware law), provided that all such information that has not been previously provided or made available to Parent or its Representatives, other than immaterial information, is provided or made available to Parent prior to or substantially concurrently with the time it is provided or made available to such Third Party or its Representatives; and
(ii)   subject to compliance with Section 6.03(d), the Board of Directors (or any duly authorized committee thereof) may make an Adverse Recommendation Change (A) following receipt by the Company of an Acquisition Proposal that the Board of Directors (or any duly authorized committee thereof) determines in good faith, after consultation with its legal counsel and financial advisors, constitutes a Superior Proposal (provided that such Superior Proposal did not result from a breach by the Company or the Board of Directors of Section 6.03) or (B) in response to events, changes or developments in circumstances that are material to the Company and its Subsidiaries, taken as a whole, that were not known to or reasonably foreseeable by the Board of Directors as of or prior to the date hereof (or if known, the consequences of which were not known or reasonably foreseeable) and that become known to the Board of Directors after the date hereof (an “Intervening Event”); provided that in no event shall the receipt, existence or terms of any Acquisition Proposal or any inquiry, offer, request or proposal that would reasonably be expected to lead to an Acquisition Proposal constitute or contribute to an Intervening Event;
in each case referred to in the foregoing clauses (i) and (ii) only if the Board of Directors or a duly authorized committee thereof determines in good faith (after consultation with outside legal counsel) that the failure to take any such action would be inconsistent with its fiduciary duties under Delaware law. In addition, nothing contained herein shall prevent the Board of Directors (or any duly authorized committee thereof) from complying with Rule 14e-2(a) or Rule 14d-9 under the 1934 Act with regard to an Acquisition Proposal so long as any action taken or statement made to so comply is consistent with this Section 6.03; provided, however, that the foregoing shall in no way eliminate or modify the effect that any such action taken or statement made has under this Agreement.
(c)   Required Notices.   The Company shall notify Parent promptly (but in no event later than 48 hours) after receipt by the Company (or, to the Knowledge of the Company, any of its Representatives) of any Acquisition Proposal, any definitive indication that a Third Party is intending to make or will be making an Acquisition Proposal or any request for information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books, records, work papers or other documents relating to the Company or any of its Subsidiaries by any Third Party that has definitively indicated that it is intending to make or will be making, or has made, an Acquisition Proposal. Such notice shall be in writing and shall identify the Third Party making, and the terms and conditions (other than immaterial terms and conditions) of, any such Acquisition Proposal, indication or request. The Company shall keep Parent reasonably informed, on a reasonably current basis, of the status and material details of any such Acquisition Proposal, indication or request and shall promptly (but in no event later than 48 hours after receipt) provide to Parent copies of all correspondence and written materials sent or provided by such Third Party or any of its Affiliates or Representatives to the Company or any of its Subsidiaries that describes any terms or conditions (other than immaterial terms and conditions) of any Acquisition Proposal. Any material amendment to any Acquisition Proposal will be deemed to be a new Acquisition Proposal for purposes of the Company’s compliance with this Section 6.03(c).
(d)   “Last Look”.   Further, the Board of Directors (or any duly authorized committee thereof) shall not make an Adverse Recommendation Change in response to an Acquisition Proposal or terminate this Agreement pursuant to Section 10.01(d)(i), unless (i) the Company notifies Parent, in writing at least four Business Days before taking that action, of its intention to do so, specifying in reasonable detail the reasons for such Adverse Recommendation Change and/or such termination, attaching (A) in the case of an Adverse Recommendation Change to be made in connection with a Superior Proposal or a termination of this Agreement pursuant to Section 10.01(d)(i), a substantially final version of the proposed agreement under which such Superior Proposal is proposed to be consummated and identifying the Third Party making the Acquisition Proposal, or (B) in the case of an Adverse Recommendation Change to be made pursuant to an Intervening Event, a reasonably detailed description of the reasons for making such Adverse Recommendation Change, and (ii) the Company has negotiated, and has caused its Representatives to negotiate in good faith with Parent during such notice period any revisions to the terms of this Agreement that Parent proposes and (iii) following the end of such notice period, the Board of Directors (or any duly authorized committee thereof) shall have determined, in consultation with outside legal counsel and its independent financial advisor, and giving due consideration to such revisions as are proposed by Parent in writing in an unconditional offer by which Parent intends to be legally bound, that (A) in the case of any Adverse Recommendation Change to be made in connection with a Superior Proposal or a termination of this Agreement pursuant to Section 10.01(d)(i), such Superior Proposal would nevertheless continue to constitute a Superior Proposal (assuming such revisions proposed by Parent are in writing in an unconditional offer by which Parent intends to be legally bound and assuming such revisions were to be given effect) (it being understood and agreed that any amendment to the financial terms, and any amendment to any of the other material terms, of such Superior Proposal shall require a new written notification from the Company under this Section 6.03(d); provided that for the purposes of such new notification the reference to “four Business Days” in Section 6.03(d)(i) shall be deemed to be “three Business Days”) and (B) in the case of an Adverse Recommendation Change to be made pursuant to an Intervening Event, such Intervening Event would nevertheless necessitate the need for such Adverse Recommendation Change (it being understood and agreed that any material change to the facts and circumstances relating to such Intervening Event shall require a new written notification from the Company; provided, however, that for the purposes of any such new notification the reference to “four Business Days” in Section 6.03(d)(i) shall be deemed to be “three Business Days”), and, in either case, the Board of Directors or a duly authorized committee thereof determines in good faith that the failure to take any such action would be inconsistent with its fiduciary duties under Delaware law.
(e)   Definition of Superior Proposal.   For purposes of this Agreement, “Superior Proposal” means any bona fide, written Acquisition Proposal (that is not made as a result of breach of this Section 6.03) after the date of this Agreement for at least a majority of the outstanding Shares or all or substantially all of the consolidated assets of the Company and its Subsidiaries on terms that, after taking into account all the terms and conditions of the Acquisition Proposal (including any break-up fees, expense reimbursement provisions and conditions to consummation), the Board of Directors (or any duly authorized committee thereof), determines, in good faith (after consultation with its outside legal counsel and financial advisors) are more favorable from a financial point of view to the Company’s stockholders than the terms provided hereunder (taking into account: (i) any proposal by Parent to amend the terms of this Agreement pursuant to Section 6.03(d), and (ii) all financial, legal, regulatory and other aspects of such Acquisition Proposal, including the timing and likelihood of consummation thereof).
(f)   Obligation of the Company to Terminate Existing Discussions.   The Company shall, and shall cause its Subsidiaries and its and their Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party (or any Representatives of any Third Party) conducted prior to the date hereof with respect to any Acquisition Proposal made by such Third Party. The Company shall promptly request that each Third Party, if any, that has executed a confidentiality agreement within the 12-month period prior to the date hereof in connection with its consideration of any Acquisition Proposal return or destroy (subject to customary limitations) all confidential information heretofore furnished to such Person by or on behalf of the Company or any of its Subsidiaries (and all analyses and other materials prepared by or on behalf of such Person that contain, reflect or analyze that information), and the Company confirm to Parent that is has received certifications of such return or destruction from such other Persons as promptly as practicable after receipt thereof. The Company shall use its reasonable best efforts to secure all such certifications as promptly as practicable. Following any notice from the Company under Section 6.03(d) which results in an amendment to the terms of this Agreement, the Company shall be required to perform its obligations again under this Section 6.03(f) promptly following the execution of any such amendment.
ARTICLE 7
Covenants of Parent
Parent covenants and agrees that:
Section 7.01.   Obligations of Merger Sub.   Parent shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement. Immediately following the execution and delivery of this Agreement by each of the parties hereto, Parent shall duly execute and deliver a written consent in its capacity as the sole stockholder of Merger Sub duly adopting this Agreement and the transactions contemplated hereby in accordance with the DGCL and the certificate of incorporation and bylaws of Merger Sub.
Section 7.02.   Director and Officer Liability.   Parent shall, and, as applicable, shall cause the Surviving Corporation, to, and the Surviving Corporation shall, do the following:
(a)   For six years after the Effective Time, the Surviving Corporation shall indemnify and hold harmless the present and former officers and directors of the Company and each of its Subsidiaries and any present and former officers and directors of the Company or one of its Subsidiaries who is or was serving at the request of the Company or any of its Subsidiaries as a director, officer, manager, employee, fiduciary, agent or trustee (or equivalent position) of another Person (each, an “Indemnified Person”) against and from any and all losses, claims, damages, costs, expenses (including attorneys’ fees and disbursements), fines, liabilities, judgments, and amounts that are paid in settlement in any threatened (in writing) or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he or she is or was a director or officer of the Company or any of its Subsidiaries, or served at the request of the Company or any of its Subsidiaries as a director, officer, manager, employee, fiduciary, agent or trustee of another Person prior to the Effective Time, (ii) matters existing or occurring at or prior to the Effective Time, including this Agreement and the transactions contemplated by this Agreement or (iii) the enforcement of any Indemnified Person’s rights under this Section 7.02 (each of (i), (ii) and (iii), collectively “Indemnity Proceedings”), in each case (it being agreed that the following (A) and (B) shall only apply to the Surviving Corporation’s obligations under this sentence and not Parent’s obligations): (A) whether asserted or claimed prior to, at, or after the Effective Time; and (B) to the same extent such Indemnified Persons are indemnified as of the date of this Agreement by the Company pursuant to Applicable Law, the organizational documents of the Company and its Subsidiaries and indemnification agreements in existence on the date of this Agreement (collectively, the “D&O Indemnification Documents”); provided, however, that, in each case, such indemnification shall be subject to any limitation imposed from time to time under Applicable Law. To the extent permitted under Applicable Law, Parent shall, or shall cause the Surviving Corporation to, promptly advance all out-of-pocket expenses of each Indemnified Person in connection with any Indemnity Proceeding as such expenses (including attorneys’ fees, expenses and disbursements) are incurred upon receipt from such Indemnified Person of a request therefor (accompanied by invoices or other relevant documentation); provided, however, that the director or officer of the Company and its Subsidiaries to whom expenses are advanced undertakes, to the extent required under Applicable Law, to repay such advanced expenses to Parent or the Surviving Corporation if it is ultimately determined that such director or officer is not entitled to indemnification under Applicable Law or the D&O Indemnification Documents.
(b)   Without limiting Section 7.02(a), for six years after the Effective Time, Parent shall cause the Surviving Corporation and its Subsidiaries to, fulfill and honor in all respects the obligations of the Company and its Subsidiaries pursuant to: (i) each indemnification agreement in effect between any of the Company and its Subsidiaries and any Indemnified Person; and (ii) any indemnification provision, expense advancement provision and any exculpation provision set forth in the organizational documents of the Company and its Subsidiaries in effect on the date of this Agreement. The certificate of incorporation and bylaws of the Surviving Corporation and equivalent organizational documents of the Surviving Corporation’s Subsidiaries shall contain the provisions with respect to indemnification, expense advancement and exculpation from liability that are no less advantageous than the indemnification, expense advancement and exculpation from liability provisions set forth in the organizational documents of the Company and its Subsidiaries on the date of this Agreement, and, during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, such provisions shall not be amended, repealed or otherwise modified (whether by merger, consolidation, division, conversion, domestication, transfer, continuance, operation of law or otherwise) in any manner that could adversely affect the rights thereunder of any Indemnified Person.
(c)   Prior to the Effective Time, the Company shall or, if the Company is unable to, Parent shall (or shall cause the Surviving Corporation to), as of the Effective Time, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of at least six years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby). The Company shall give Parent a reasonable opportunity to participate in the selection of such tail policy and the Company shall give reasonable and good faith consideration to any comments made by Parent with respect thereto and the cost of any such tail policy shall not exceed 300% of the aggregate annual premium paid by the Company in respect of the D&O Insurance (which amount is set forth in Section 7.02(c) of the Company Disclosure Schedule).
(d)   If either Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person or consummates any division transaction, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation (as applicable) shall assume the obligations set forth in this Section 7.02.
(e)   The rights of each Indemnified Person under this Section 7.02 shall be in addition to any rights such Person may have under the organizational documents of the Company or any of its Subsidiaries, under the DGCL or any other Applicable Law or under any agreement of any Indemnified Person with the Company or any of its Subsidiaries. The rights of each Indemnified Person under this Section 7.02 shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person.
Section 7.03.   Employee Matters.
(a)   For the period commencing on the Closing Date and ending on the first anniversary thereof (the “Continuation Period”), Parent shall provide, or shall cause its Affiliates (including the Surviving Corporation) to provide, each Continuing Employee, to the extent employed by Parent or one of its Affiliates (including the Surviving Corporation), with (i) a base salary or wage rate and target cash annual bonus opportunity that is no less favorable than such Continuing Employee’s base salary or wage rate and target cash annual bonus opportunity as of immediately prior to the Closing, (ii) employee benefits, including any executive benefit programs, that are no less favorable in the aggregate than such employee benefits as were provided to such Continuing Employee by the Company and its Subsidiaries as of immediately prior to the Closing, in each case excluding only defined benefit pension benefits, non-qualified deferred compensation benefits, retiree health and welfare benefits, severance benefits, equity and equity-based compensation and change in control, transaction or retention bonuses or payments and (iii) severance benefits consistent with the severance benefits set forth on Section 7.03(a) of the Company Disclosure Schedule For the Continuation Period, Parent shall, or shall cause its Affiliates (including the Surviving Corporation) to honor and perform the plans, programs and arrangements disclosed on Section 7.03(a) of the Company Disclosure Schedule (it being understood that Parent acknowledges and agrees that the Merger constitutes a “change in control,” “change of control” or term of similar import under such plans, programs and arrangements such that at the Closing a “change in control,” “change of control” or term of similar import shall have occurred under each such plan, program and arrangement).
(b)   With respect to annual cash incentives, Parent shall, or shall cause its Affiliates to, pay to each Continuing Employee who is a participant in an Employee Plan that is an annual cash incentive plan, including for the avoidance of doubt, the Sovos Brands, Inc. Annual Incentive Plan, a cash bonus as follows: (i) in the event the Closing occurs prior to the regularly scheduled payment date with respect to fiscal year 2023 bonuses, each Continuing Employee will be eligible to receive his or her annual cash bonus for 2023 (which shall not be prorated based on the Closing Date), the amount of which will be determined in good faith by the Compensation Committee of the Company’s Board of Directors (as constituted prior to the Closing) in accordance with the applicable Employee Plan (to the extent consistent with this Section 7.03(b)) and based on the achievement of the applicable performance targets set by the Compensation Committee of the Company’s Board of Directors for 2023 (measured as of the Closing Date if the Closing occurs in 2023) (the “2023 Annual Bonuses”), which such 2023 Annual Bonuses shall be payable on the earlier of the date contemplated by the last sentence of this Section 7.03(b) and the Company’s regularly scheduled annual bonus payment date, subject to the Continuing Employee’s employment with Parent and its Affiliates (including the Surviving Corporation) through the applicable payment date (it being understood that, for the avoidance of doubt, nothing in this clause (i) shall limit or modify any rights any Person has under the plans, programs and arrangements disclosed on Section 7.03(a) of the Company Disclosure Schedule, but in no event shall result in the duplication of any annual bonus-based payment (including any pro-rata bonus payment) thereunder); and (ii) in the event the Closing occurs in 2024, each Continuing Employee will be eligible to receive a prorated annual cash bonus for the pre-Closing stub portion of 2024, the amount of which will be determined in good faith by the Compensation Committee of the Company’s Board of Directors (as constituted prior to the Closing) in accordance with the applicable Employee Plan (to the extent consistent with this Section 7.03(b)) and based on the achievement of the applicable performance targets set by the Company, in accordance with Item 8 of Section 6.01(m) of the Company Disclosure Schedule, in the ordinary course of business, which shall be measured as of the Closing Date and prorated based on the number of days elapsed between January 1, 2024 and the Closing Date (the “2024 Annual Bonuses”), which such 2024 Annual Bonuses shall be payable on the earlier of the date contemplated by the last sentence of this Section 7.03(b) and the Company’s scheduled annual bonus date (to be scheduled in the ordinary course of business), subject to the Continuing Employee’s employment with Parent and its Affiliates (including the Surviving Corporation) through the applicable payment date (it being understood that, for the avoidance of doubt, nothing in this clause (ii) shall limit or modify any rights any Person has under the plans, programs and arrangements disclosed on Section 7.03(a) of the Company Disclosure Schedule, but in no event shall result in the duplication of any annual bonus-based payment (including any pro-rata bonus payment) thereunder). For the avoidance of doubt, following the Closing, and in furtherance of its obligations pursuant to Section 7.03(a)(i), the applicable Continuing Employees will be eligible to participate in an annual cash bonus program established by Parent for the post-Closing portion of 2024, with the applicable performance targets thereunder determined in good faith by Parent. The 2023 Annual Bonus or the 2024 Annual Bonus, as applicable, shall be paid to the applicable Continuing Employee no later than 75 days following the end of the applicable calendar year.
(c)   With respect to any “employee benefit plan,” as defined in Section 3(3) of ERISA, maintained by Parent or its Affiliates in which any Continuing Employee is eligible to participate on or after the Closing (except with respect to any retiree health or welfare plan, or defined benefit pension plan or, solely with respect to benefit accrual and vesting, any future long-term incentive program awards (in each case, except as may be used for purposes of determining comparability under Section 7.03(a) above, and for the avoidance of doubt, including any Parent equity awards granted in respect of Company Equity Awards pursuant to Section 2.05)), for purposes of determining eligibility to participate and vesting (but not for benefit accrual purposes, except for paid time off and severance), such Continuing Employee’s service with the Company or any of its Subsidiaries, or any predecessor of the Company, prior to the Closing shall be treated as service with Parent and its Affiliates to the same extent as such Continuing Employee was entitled, before the Closing, to credit for such service under any analogous Employee Plan; provided, however, that the foregoing shall not apply to the extent that it would result in any duplication of benefits for the same period of service.
(d)   With respect to any health and welfare plan maintained by Parent or its Affiliates in which any Continuing Employee is eligible to participate on or after the Closing and any employee benefit that Parent is required to honor pursuant to Section 7.03(a) above, Parent shall, or shall cause its Affiliates (including the Surviving Corporation) to, use commercially reasonable efforts to (i) waive, or cause to be waived, eligibility conditions, preexisting conditions, limitations and exclusions, and waiting periods with respect to participation by and coverage of the any Continuing Employees and their eligible dependents to the same extent such eligibility conditions, preexisting conditions, limitations, exclusions and waiting periods were satisfied, or were waived, under any comparable Employee Plan prior to the Closing, and (ii) recognize, or cause to be recognized, the dollar amount of all co-payments, deductibles, maximum out-of-pocket requirements, and similar expenses incurred by each Continuing Employee or their covered dependents during the calendar year in which the Closing, to the same extent recognized under any comparable Employee Plan prior to the Closing, occurs as if such amounts had been paid under and in accordance with any similar plans maintained by Parent or its Affiliates.
(e)   Unless otherwise determined by Parent, prior to the Closing Date, the Company shall take all actions that may be necessary or appropriate to terminate, as of the day immediately preceding the Closing Date, each Employee Plan that contains a Code Section 401(k) feature and that, not later than five Business Days prior to the Closing Date, Parent requests that the Company terminate. All resolutions, notices, participant communications or other documents issued, adopted or executed in connection with the termination of such Employee Plans shall be subject to Parent’s prior review and approval (which approval shall not be unreasonably withheld, conditioned or delayed). The Company shall provide Parent with evidence that such plan has been terminated prior to the Closing Date.
(f)   Five calendar days prior to the Closing, the Company will provide Parent with a revised version of Section 4.05(a) of the Company Disclosure Schedule and Section 4.20(g)(1) and (2) of the Company Disclosure Schedule, in each case updated as of the most recent practicable date.
(g)   Nothing in this Section 7.03, express or implied, (i) is intended to or shall confer upon any Person other than the parties hereto, including any current or former Service Provider, Company Employee or Continuing Employee (or any of their respective dependents or beneficiaries), any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, (ii) shall establish, or constitute an amendment, termination or modification of, or an undertaking to amend, establish, terminate or modify, any Employee Plan or other benefit plan, program, agreement or arrangement, (iii) shall alter or limit the ability of Parent or any of its Subsidiaries (or, following the Effective Time, the Company or any of its Subsidiaries) to amend, modify or terminate any Employee Plan or any other benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them or (iv) shall create any obligation on the part of Parent or its Subsidiaries (or, following the Effective Time, the Company or any of its Subsidiaries) to employ or engage any Service Provider for any period following the Effective Time.
ARTICLE 8
Covenants of Parent and the Company
The parties hereto covenant and agree that:
Section 8.01.   Reasonable Best Efforts.   (a)    Subject to the terms and conditions of this Agreement, the Company and Parent shall use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the transactions contemplated by this Agreement, including (i) preparing and filing as promptly as practicable with any Governmental Authority or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (ii) using reasonable best efforts in connection with obtaining as promptly as practicable and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority or other third party that are necessary, proper or advisable to consummate the transactions contemplated by this Agreement; provided, however, that this clause (ii) shall not require Parent or the Company to settle or otherwise resolve any claim, suit, action or other proceeding, including any administrative or judicial claim, suit, action or other proceeding, challenging this Agreement or any of the transactions contemplated hereby as promptly as practicable, provided that Parent or the Company, as the case may be, does not unreasonably delay any such settlement or resolution.
(b)   In furtherance and not in limitation of the foregoing, each of Parent and the Company shall make or cause to be made an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable and in any event within ten Business Days after the date hereof. Each of Parent and the Company agrees (x) not to extend any waiting period under the HSR Act or enter into any agreement with any Governmental Authority to delay the consummation of the transactions contemplated by this Agreement, except with the prior written consent of the other parties to this Agreement (which consent shall not be unreasonably withheld, conditioned, or delayed), (y) to respond as promptly as practicable to any inquiries received from any Governmental Authority for additional information or documentary material and (z) to use its reasonable best efforts to take all other actions necessary to cause the expiration or termination of the applicable waiting period under the HSR Act as soon as practicable following the date of this Agreement. Each party hereto shall (i) notify the other parties of any substantive communication to that party from any Governmental Authority, and, subject to Applicable Law, permit the other parties to review and discuss in advance, and consider in good faith the views of the other parties in connection with, any proposed written communication to any Governmental Authority, (ii) promptly furnish the other parties with copies of all correspondence, filings and written communications between it and its Representatives, on the one hand, and such Governmental Authority, on the other hand, with respect to this Agreement and the transactions contemplated hereby, (iii) not agree to participate in any substantive meeting or discussion with any Governmental Authority in respect of any filing, investigation or inquiry concerning any competition or antitrust matters in connection with this Agreement or the transactions contemplated hereby unless it consults with the other parties in advance and, to the extent permitted by such Governmental Authority, gives the other parties the opportunity to attend and participate therein and (iv) furnish the other parties with copies of all correspondence, filings, and communications (and memoranda setting forth the substance thereof) between it and its Affiliates and their respective Representatives on the one hand, and any Governmental Authority or members of their respective staffs on the other hand, with respect to any competition or antitrust matters in connection with this Agreement. Any materials exchanged in connection with this Section 8.01 may be redacted or withheld as necessary to address reasonable privilege or confidentiality concerns, and to remove references concerning valuation or other competitively sensitive material, and the parties may, as they deem advisable and necessary, designate any materials provided to the other under this Section 8.01 as “outside counsel only.” Parent shall be responsible for paying all filing fees under the HSR Act and any other Applicable Laws relating to antitrust or competition with respect to the transactions contemplated by this Agreement. All reasonable and documented, out-of-pocket fees and expenses incurred by the Company or Parent or any of their respective Affiliates in connection with obtaining (or seeking to obtain) the expiration or termination of the applicable waiting period under the HSR Act shall be borne by Parent and reimbursed to the Company (to the extent incurred by the Company or any of its Affiliates) on a monthly basis, as incurred, provided, that (A) any outside legal counsel to the Company (other than Hogan Lovells US LLP ) with respect to antitrust or competition in connection with the transactions contemplated hereby shall be satisfactory to Parent (in its sole discretion), (B) any such fees shall be charged at no greater than each applicable third party firm’s regular third party rates without any premium or similar amount charged or applied thereon or thereto and (C) all expenses of the Company and its Affiliates payable by Parent pursuant to this Section 8.01(b) shall not exceed $10,000,000 in the aggregate without the prior written consent of Parent.
(c)   Nothing in this Section 8.01 or anything else in this Agreement shall require Parent or any of its Subsidiaries to (and neither the Company nor any of its Subsidiaries shall, or shall offer or agree to, do any of the following without Parent’s prior written consent): (i) propose, negotiate, commit to or effect, by consent decree, hold separate orders or otherwise, the sale, divesture, disposition or license of any assets, properties, products, rights, services or businesses of Parent, the Company or any of their respective Affiliates, or any interest therein, or agree to any other structural or conduct remedy; or (ii) otherwise take or commit to take any actions that would limit Parent’s, the Company’s or any of their respective Affiliates’ freedom of action with respect to, or its or their ability to retain any assets, properties, products, rights, services or businesses, or any interest therein (any of the actions described in the preceding clauses (i) and (ii), a “Burdensome Condition”); provided, however, that Parent agrees to defend through litigation on the merits any claim, suit, action or other proceeding, including any administrative or judicial claim, suit, action or other proceeding, challenging this Agreement or any of the transactions contemplated hereby as violative of, or otherwise in contravention of, the HSR Act, the Clayton Act, the Sherman Act, the Federal Trade Commission Act or any other federal or state statute, rule, regulation, order, decree, administrative or judicial doctrine, or any other Applicable Law that is designed or intended to prohibit, restrict or regulate actions in the United States having the purpose or effect of monopolization or restraint of trade, that is commenced or asserted by any Governmental Authority or any other party, in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment (whether temporary, preliminary or permanent) that could prevent the Closing from occurring prior to the End Date. Notwithstanding the foregoing, at the written request of Parent, the Company shall, and shall cause its Subsidiaries to, agree to take any action that would constitute a Burdensome Condition so long as such action shall not result in a reduction in the Merger Consideration payable to holders of Shares in the Merger and is conditioned upon the occurrence of the Closing.
(d)   Without limiting Parent’s other obligations under this Section 8.01, Parent shall be entitled to direct the defense of this Agreement and the transactions contemplated hereby before any Governmental Authority and take the lead in the scheduling of, and strategic planning for, any meetings with, and the conducting of negotiations with, Governmental Authorities regarding (i) the expiration or termination of any applicable waiting period relating to the Merger under the HSR Act or (ii) obtaining any consent, approval, waiver, clearance, authorization or permission from a Governmental Authority, so long as Parent uses reasonable best efforts (to the extent reasonably practicable) to consult (A) in advance with the Company and in good faith takes the Company’s views into account regarding the overall strategic direction of any such defense, meetings or negotiations and (B) with the Company prior to taking any material substantive positions, making dispositive motions or other material substantive filings or submissions or entering into any negotiations concerning such defense, meetings or negotiations.
(e)   During the period starting on the date of this Agreement and ending upon the earlier of termination of this Agreement in accordance with its terms and the Effective Time, none of Parent, Merger Sub or the Company shall, and Parent, Merger Sub and the Company shall not permit any of their respective Subsidiaries to, enter into any acquisition, joint venture, exclusive arrangement or other similar arrangement, or any agreement to effect, or any letter of intent or similar document contemplating, any acquisition (including by merger or acquisition), joint venture, exclusive arrangement or other similar arrangement, that would reasonably be expected to prevent, materially hinder or materially delay the ability of the parties to (i) obtain the expiration or termination of the waiting period under the HSR Act or any other Applicable Laws relating to antitrust or competition applicable to the transactions contemplated by this Agreement or (ii) obtain any authorizations, consents, orders, and approvals of any Governmental Authorities necessary for the consummation of the transactions contemplated by this Agreement.
Section 8.02.   Certain Filings.   The Company and Parent shall cooperate with one another (i) in connection with the preparation of the Company Disclosure Documents and (ii) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required (including under any Environmental Law or Environmental Permit, or related to any financial assurance, bond, letter of credit or similar instrument required for the operations of the Company or its Subsidiaries under any Environmental Law or Environmental Permit), or any actions, consents, approvals or waivers are required to be obtained from parties to any Contracts, in connection with the consummation of the transactions contemplated by this Agreement.
Section 8.03.   Proxy Statement; Company Meeting.   (a)    Promptly following the date of this Agreement and no later than 45 calendar days after the date hereof (subject to Parent’s compliance in all material respects with this Section 8.03 and, with the understanding that, if a material event or circumstance requiring disclosure shall have occurred or arisen within the period of 10 calendar dates commencing 35 days after the date hereof, the Company shall be entitled to delay the filing of the Proxy Statement for an additional five Business Days), the Company will prepare (with Parent’s reasonable assistance) and the Company will file with the SEC the Proxy Statement. The Company, Parent and Merger Sub shall cooperate with each other in the preparation of the Proxy Statement and furnish all information concerning itself and its Affiliates that is required or reasonably requested by the Company in connection with the preparation of the Proxy Statement, including any information required by the 1934 Act and the rules and regulations promulgated thereunder. The Company will use its reasonable best efforts to cause the Proxy Statement to be mailed to the stockholders of the Company as promptly as practicable following the clearance of the Proxy Statement by the SEC. No filing of, or amendment or supplement to, the Proxy Statement will be made by the Company without providing Parent a reasonable opportunity to review and comment thereon and the Company shall give reasonable consideration to any comments made by Parent and its Representatives; provided, however, that, following any Adverse Recommendation Change, the obligations of the Company in this sentence shall not apply with respect to any information relating to such Adverse Recommendation Change. If at any time prior to the Company Meeting (or any adjournment or postponement thereof) any information relating to the Company or Parent, or any of their respective Affiliates, directors or officers, is discovered by the Company or Parent that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information will promptly notify the other party hereto and an appropriate amendment or supplement describing such information will be promptly filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of the Company. The Company will notify Parent promptly of the receipt of any comments or other communications, whether written or oral, that the Company or its Representatives may receive from time to time from the SEC or the staff of the SEC in connection with the transactions contemplated by this Agreement and of any request by the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement or for additional information with respect to the Proxy Statement or the transactions contemplated hereby and the Company will supply Parent with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand, with respect to the Proxy Statement or the transactions contemplated hereby. The Company shall provide Parent and its Representatives a reasonable opportunity to participate in the Company’s response to those comments and to provide comments on that response (to which reasonable consideration shall be given), including by participating with the Company or its counsel in any discussions or meetings with the SEC, to the extent permitted by the SEC and Applicable Law; provided, however, that, following any Adverse Recommendation Change, the obligations of the Company in this sentence shall not apply with respect to any comments, responses, discussions or meetings relating to such Adverse Recommendation Change.
(b)   The Company will, as soon as reasonably practicable following the date of this Agreement, establish a record date for, and as soon as reasonably practicable following the clearance of the Proxy Statement by the SEC, duly call, give notice of, convene and hold, the Company Meeting (it being understood that, subject to Parent’s compliance in all material respects with, and the other provisions of, this Section 8.03 (including with respect to postponement and adjournment of the Company Meeting), the Company Meeting shall be on a date no later than 35 calendar days after the date of such clearance). Subject to Section 6.03, the Proxy Statement shall include the Company Board Recommendation, and the Company shall (unless the Company Board Recommendation is withdrawn in accordance with this Agreement) use its reasonable best efforts to obtain and solicit votes in favor of the adoption of this Agreement by the holders of Shares. Notwithstanding anything in this Agreement to the contrary, the Company may, and shall at Parent’s reasonable request, postpone or adjourn the Company Meeting (i) to solicit additional proxies for the purpose of obtaining the Requisite Company Vote, (ii) if there are not holders of a sufficient number of shares of Company common stock present or represented by proxy at the Company Meeting to constitute a quorum at the Company Meeting and (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith, after consultation with outside legal counsel, is necessary under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the stockholders of the Company prior to the Company Meeting; provided, however, that the Company Meeting shall not be postponed or adjourned as a result of clause (i) or clause (ii) above for a period of more than 15 Business Days in the aggregate without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, in no event will the record date of the Company Meeting be changed without Parent’s prior written consent, unless required by Applicable Law.
(c)   Within five Business Days after the date of this Agreement (and thereafter, upon the reasonable request of Parent), the Company shall conduct a “broker search” in accordance with Rule 14a-13 of the 1934 Act for a record date for the Company Meeting that is 20 Business Days after the date of such “broker search”.
(d)   Without limiting the generality of the foregoing, the Company’s obligations pursuant to this Section 8.03 shall not be affected by the commencement, public proposal, public disclosure or public or private communication to the Company of any Company Acquisition Proposal or by an Adverse Recommendation Change unless this Agreement has been terminated in accordance with Section 10.01.
Section 8.04.   Public Announcements.   The initial press release issued by Parent and the Company with respect to the execution of this Agreement shall be agreed upon by Parent and the Company. Thereafter, Parent and the Company shall consult with each other before issuing any press release, having any communication with the press (whether or not for attribution) or making any other statement to the public generally, or scheduling any press conference or conference call with investors or analysts, with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such other public statement or schedule any such press conference or conference call before such consultation, except in respect of any public statement or press release that Parent or the Company determines in good faith (after consultation with its outside legal counsel) is required by Applicable Law or any listing agreement with or rule of any national securities exchange or association (in which case, such disclosing party will endeavor, on a basis reasonable under the circumstances, to provide a meaningful opportunity to the other party to review and comment upon such public statement or press release). Notwithstanding the foregoing, (a) without prior consultation, each party may disseminate the information (and substantially similar or consistent information) included in a press release or other document previously approved for external distribution by the other parties, (b) without limiting any other provision of this Agreement, the restrictions set forth in this Section 8.04 shall not apply to the Company in connection with any press release, public statement or filing to be issued or made with respect to any Acquisition Proposal (including any “stop, look and listen” release) or Adverse Recommendation Change and (c) the restrictions set forth in this Section 8.04 shall not apply in connection with any dispute between the parties regarding this Agreement or the transactions contemplated hereby.
Section 8.05.   Further Assurances.   At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments, assurances or other instruments and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
Section 8.06.   Section 16 Matters.   Prior to the Effective Time, the Company shall take actions reasonably necessary to cause any dispositions of (or other transactions in) Shares (including derivative securities with respect to such Shares) resulting from the transactions contemplated by this Agreement by each officer or director who is subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Company to be exempt under Rule 16(b)-3 under the 1934 Act. All resolutions or other documents adopted or executed by the Company in connection with the Company’s obligations under this Section 8.06 shall be subject to Parent’s reasonable prior review and comment.
Section 8.07.   Notices of Certain Events.   Each of the Company and Parent shall promptly notify the other, to the extent permitted by Applicable Law, of:
(a)   any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;
(b)   any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement (other than such communications contemplated in Section 8.01, which shall be governed by such Section);

(c)   any Actions commenced or, to its Knowledge, threatened against, relating to or involving the Company or any of its Subsidiaries or Parent or any of its Subsidiaries, as the case may be, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to any Section of this Agreement or that relate to the consummation of the transactions contemplated by this Agreement; and
(d)   any fact, event or circumstance, that would reasonably be expected to cause any condition to the Merger not to be satisfied.
provided, however, that the delivery of any notice pursuant to this Section 8.07 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice. Notwithstanding anything herein to the contrary, in no event shall any breach of this Section 8.07 (but not, for the avoidance of doubt, the underlying information in any notice provided pursuant to this Section 8.07) be taken into account in determining whether the condition set forth in Section 9.02(a) or Section 9.03(a) has been satisfied or be used or taken into account as a basis for Parent to terminate this Agreement under Section 10.01(c)(ii) or for the Company to terminate this Agreement under Section 10.01(d)(ii).
Section 8.08.   Stock Exchange De-listing.   Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Applicable Laws and rules and policies of NASDAQ to enable the de-listing by the Surviving Corporation of the Shares from NASDAQ and the deregistration of the Shares under the 1934 Act as promptly as practicable after the Effective Time.
Section 8.09.   Takeover Statutes.   If any “control share acquisition,” “fair price,” “moratorium” or other antitakeover or similar statute or regulation shall become applicable to the transactions contemplated by this Agreement, each of the Company, Parent and Merger Sub and the respective members of their boards of directors shall, to the extent permitted by Applicable Law, use reasonable best efforts to grant such approvals and to take such actions as are reasonably necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated herein and otherwise to take all such other actions as are reasonably necessary to eliminate or minimize the effects of any such statute or regulation on the transactions contemplated hereby.
Section 8.10.   Stockholder Litigation.   The Company shall promptly advise Parent of any Action commenced after the date hereof against the Company or any of its directors by any stockholder of the Company (on their own behalf or on behalf of the Company) relating to this Agreement and the transactions contemplated hereby, including the Merger, and shall keep Parent reasonably informed on a reasonably current basis regarding any such Action. The Company shall (a) give Parent the opportunity to participate in the defense (but not control) and settlement of any stockholder litigation against the Company and/or its officers or directors relating to the Merger or any of the other transactions contemplated hereby, (b) provide Parent with the opportunity to consult with the Company regarding the defense of any such litigation, and shall consider Parent’s views regarding such defense in good faith and (c) not settle any such litigation without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned).
Section 8.11.   Financing Cooperation.   (a)    From the date hereof until the earlier of (x) the termination of this Agreement in accordance with its terms and (y) Closing, in order to assist Parent and Merger Sub in obtaining its New Debt Financing, the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts, at Parent’s sole expense, to cooperate with Parent and Merger Sub as reasonably requested by Parent in a manner that is customary in connection with the arrangement and implementation of the New Debt Financing, which is expected to be a public or institutional offering of Parent’s debt securities. Such reasonable best efforts by the Company to provide such cooperation shall include, at the reasonable request of Parent, (i) reasonable best efforts to provide cooperation in the preparation of any offering documents, offering memoranda, prospectuses, bank books, lender and investor presentations, ratings agency presentations and similar documents used in connection with the syndication and/or marketing of the New Debt Financing (including any authorization letter), provided that Parent is solely responsible for the content of any pro forma financial statements, synergies, projections or adjustments contained therein, in each case other than any such content that consists of, or is derived from, historical financial information of the Company, (ii) furnishing Parent and its debt financing sources, promptly after Parent’s request, with the Required Financial Statements and consenting to the inclusion or incorporation by reference in any SEC filing and/or offering materials related to the New Debt Financing of the Required Financial Statements, (iii) using reasonable best efforts to participate in and provide reasonable assistance in connection with the due diligence of the Debt Financing Sources for the New Debt Financing; provided, however (A) that in the case of any non-public or otherwise confidential information regarding the Company or any of its Subsidiaries provided to Parent in connection with this clause (iii), Parent provides the Company with a draft of any disclosure that is based on or references such information included in any offering documents, offering memoranda, prospectuses, bank books, lender and investor presentations, ratings agency presentations and similar documents used in connection with the offering of Parent’s debt securities reasonably in advance of distribution thereof, (B) confidential information regarding the Company or any of its Subsidiaries of the type included in such draft offering documents, offering memoranda, prospectuses, bank books, lender and investor presentations, ratings agency presentations or similar documents is customarily disclosed or otherwise required to be disclosed in offering documents, offering memoranda, prospectuses, bank books, lender and investor presentations, ratings agency presentations or similar documents for public offerings of debt securities or offerings of debt securities pursuant to Rule 144A of a type similar to that being arranged by Parent and (B) to the extent the Company determines that it is necessary or desirable for Company (or its Subsidiaries) to file a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934, as amended, that contains material non-public information with respect to the Company and its Subsidiaries contained in any such offering documents, offering memoranda, prospectuses, bank books, lender and investor presentations, ratings agency presentations or similar documents, Parent shall give Company (or its Subsidiary (including following the consummation of the Transactions)) a reasonable opportunity to file such Current Report on Form 8-K before Parent distributes such offering documents, offering memoranda, prospectuses, bank books, lender and investor presentations, ratings agency presentations or similar documents, (iv) using reasonable best efforts with respect to the participation by members of management of the Company with appropriate seniority in any presentations, road shows, sessions with rating agencies and due diligence meetings, as applicable, in each case, upon reasonable advance notice, during normal business hours, and at a mutually agreed time, (v) solely as required in connection with the offering of Parent’s debt securities, assisting Parent in securing the customary cooperation of the independent accountants of the Company and its Subsidiaries by providing customary authorization letters or auditor representation letters and requesting that such independent accountants provide customary comfort letters (including “negative assurance” comfort) and consents for use of their reports, on customary terms and consistent with their customary practice in connection with such offering of Parent’s debt securities, (vi) providing documents reasonably requested by Parent relating to the repayment or refinancing of any indebtedness for borrowed money of the Company or any of its Subsidiaries to be repaid or refinanced on the Closing Date and the release of related liens or guarantees, including customary payoff letters and evidence that notice of any repayment has been timely delivered to the holders of such indebtedness in each case in accordance with the terms of the definitive documents governing such indebtedness, and (vii) providing at least three Business Days in advance of the Closing Date such documentation and other information about the Company and its Subsidiaries as is reasonably requested in writing by Parent at least 10 Business Days in advance of the Closing Date in connection with the New Debt Financing that relates to applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT ACT, and, to the extent required, a beneficial ownership certificate (substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association) in respect of any of the Company or any of its Subsidiaries that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (31 C.F.R. § 1010.230). All non-public or otherwise confidential information regarding the Company obtained by the Parent and Merger Sub pursuant to this Section 8.11 shall be kept confidential in accordance with the terms of the Confidentiality Agreement.
(b)   Notwithstanding the foregoing or anything else in this Agreement to the contrary, in no event shall “reasonable best efforts” of the Company require it to, or require it to cause its Subsidiaries to, (i) take any action to the extent it would materially interfere with the management, business or operations of the Company or any of its Subsidiaries or create a risk of damage or destruction to any property or assets of the Company or any of its Subsidiaries, (ii) pay any fee or make any other payment in connection with the New Debt Financing unless and until the Closing occurs, (iii) pass resolutions or consents to approve or authorize the New Debt Financing or the execution and delivery of the definitive documentation related thereto or require the board of directors (or any similar governing body) to take any action or cause any of its representatives to waive or amend any terms of this Agreement, agree to pay any commitment, financing or other fees or reimburse any expenses or to approve the execution or delivery of any document or certificate in connection with the New Debt Financing, in each case that is not contingent on, or that would be effective prior to, the occurrence of the Closing, (iv) take any action that will conflict with or violate any formation or organizational documents of the Company or any of its Subsidiaries or any applicable legal requirements, or that will result in the contravention of, or would reasonably be expected to result in a violation or breach of, or default under, any Applicable Law or material agreement (in each case prior to the Closing), (v) take any action that could reasonably be expected to result in any officer, director, employee, agent, attorney, accountant or advisor of the Company or any of its Subsidiaries incurring any liability with respect to any matters related to the New Debt Financing (other than any such liability resulting from such Person’s actual fraud or willful misconduct), (vi) take any action that would cause any condition to Closing set forth in this Agreement to fail to be satisfied, or any representation or warranty set forth in this Agreement to be inaccurate, or otherwise cause any breach of this Agreement that would provide Parent the right to terminate this Agreement (unless, in each case, waived in advance by Parent), (vii) incur any liability (or cause its directors, officers or employees to incur any liability) under or with respect to the New Debt Financing prior to the Closing Date, (viii) cause the execution or delivery of any definitive financing documents or any certificate (including as to solvency) by the Company or its Subsidiaries or their advisors or other representatives, except for documents executed by the Company or its Subsidiaries that would not be effective prior to the Closing Date (except the customary authorization letter pursuant to the paragraph above), (ix) cause the execution or delivery of any legal opinions, (x) deliver any projections or pro forma financial information to any third parties, (xi) take any action that the Company believes would result in the loss of attorney-client privilege or other similar legal privilege, (xii) consent to the pre-filing of UCC-1s or the grant of liens on the Company’s assets prior to Closing, (xiii) approach any third-parties prior to Closing to discuss agreements limiting the rights of such third parties, (xiv) give representation or warranties to or indemnify any third-party, prior to Closing, (xv) obtain, compile or provide any financial statements other than Required Financial Statements or (xvi) obtain, compile, or provide any other information, if obtaining, compiling or providing such information would impose a material and unreasonable burden on the Company or any of its Subsidiaries, or any of their respective Representatives.
(c)   Parent acknowledges and agrees that none of the Company, its Subsidiaries or any of their respective directors, officers, employees, representatives and advisors (including legal, financial and accounting advisors) shall have any responsibility for, or shall be required to incur any liability (personal or otherwise, other than any such liability resulting from bad faith or willful misconduct of the Company, any of its Subsidiaries or their respective Representatives or Affiliates) to any Person under or in connection with, the arrangement of the New Debt Financing that Parent may raise in connection with the transactions contemplated by this Agreement, and that Parent shall indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives, directors, officers, employees, representatives and advisors (including legal, financial and accounting advisors) from and against any and all losses, liabilities, claims, costs or expenses suffered or incurred by them in connection with the arrangement or implementation of the New Debt Financing or any information utilized in connection therewith, except to the extent such losses, damages, claims, costs or expenses result from the bad faith or willful misconduct of the Company, any of its Subsidiaries or their respective Representatives or Affiliates. Parent shall promptly reimburse the Company for all out-of-pocket costs or expenses incurred by the Company and its Subsidiaries in connection with cooperation provided for in this Section 8.11. This Section 8.11(c) shall survive the consummation of the Merger and the Closing and any termination of this Agreement, and is intended to benefit, and may be enforced by, the officers and directors of the Company, its Subsidiaries and their Affiliates and their and their Affiliates’ respective heirs, executors, estates and personal representatives who are each third party beneficiaries of this Section 8.11(c).
(d)   Parent shall keep Company informed on a reasonably current basis and in reasonable detail with respect to all material activity and developments concerning the status of Parent’s efforts to arrange the New Debt Financing.
(e)   The Company hereby consents, on behalf of itself and its Subsidiaries, to the use of the Company’s and its Subsidiaries’ logos in connection with the New Debt Financing; provided that such logos are used in a manner that is not intended to harm or disparage the Company’s or its Subsidiaries’ reputation or goodwill.
(f)   For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, each of Parent and Merger Sub acknowledges and agrees that its obligation to consummate the transactions contemplated by this Agreement on the terms and subject to the conditions set forth herein are not conditioned upon the availability or consummation of the New Debt Financing or any other debt financing, the availability of any alternate debt financing, the availability of any equity financing or receipt of the proceeds therefrom.
(g)   Notwithstanding anything in this Agreement to the contrary, in no event shall any breach of this Section 8.11 be taken into account in determining whether any condition contained in this Agreement (including the condition set forth in Section 9.02(a)) has been satisfied or be used or taken into account as a basis for Parent to terminate this Agreement unless such breach is the proximate cause of the failure to procure the New Debt Financing in a manner that resulted in a breach of Parent’s obligations under this Agreement.
ARTICLE 9
Conditions to the Merger
Section 9.01.   Conditions to the Obligations of Each Party.   The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or the waiver by the Company and Parent) of the following conditions:
(a)   no injunction or other order issued by a court of competent jurisdiction in the United States or Applicable Law or legal prohibition in the United States shall prohibit or make illegal the consummation of the Merger;
(b)   the Requisite Company Vote shall have been obtained; and
(c)   any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.
Section 9.02.   Conditions to the Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or the waiver by Parent) of the following conditions:
(a)   the Company shall have performed in all material respects all of its obligations under this Agreement required to be performed by it at or prior to the Effective Time;
(b)   (i) the representations and warranties of the Company set forth in Sections 4.01, 4.02, 4.04(a), 4.26, 4.27 and 4.28 of this Agreement shall be true and correct in all material respects as of the date of this Agreement and at and as of the Effective Time (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), (ii) the representations and warranties of the Company set forth in the first three sentences of Section 4.05, the first two sentences of Section 4.05(b) and the second sentence of Section 4.06(b) of this Agreement shall be true and correct, other than in de minimis respects, as of the date of this Agreement and at and as of the Effective Time (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period); (iii) the representation and warranty of the Company set forth in Section 4.10(b) of this Agreement shall be true and correct in all respects as of the date of this Agreement and at and as of the Effective Time; and (iv) the representations and warranties of the Company set forth in this Agreement (other than those referred to in the preceding clauses (i)-(iii)) shall be true and correct as of the date of this Agreement and at and as of the Effective Time (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct has not had a Company Material Adverse Effect that is continuing, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, in the case of clauses (i), (ii), and (iv) disregarding for this purpose all “Company Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties;

(c)   since the date hereof, no event, occurrence, change, state of circumstances or facts has occurred or arisen, that, individually or in the aggregate with all other events, occurrences, changes, states of circumstances or facts occurring or arising since the date hereof, would reasonably be expected to have a Company Material Adverse Effect; and
(d)   the Company shall have delivered to Parent a certificate signed on behalf of the Company by an executive officer of the Company dated as of the Closing Date certifying that the conditions specified in paragraphs (a), (b) and (c) have been satisfied.
Section 9.03.   Conditions to the Obligations of the Company.   The obligations of the Company to consummate the Merger are subject to the satisfaction (or waiver by the Company) of the following conditions:
(a)   Parent and Merger Sub shall have performed in all material respects all of their obligations under this Agreement required to be performed by them at or prior to the Effective Time;
(b)   the representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct as of the date of this Agreement and at and as of the Effective Time (except to the extent any such representation or warranty expressly relates to an earlier date or period, in which case as of such date or period), except where the failure of such representations and warranties to be so true and correct has not had a Parent Material Adverse Effect that is continuing, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, disregarding for this purpose all “Parent Material Adverse Effect” and “materiality” qualifications contained in such representations and warranties; and
(c)   Parent shall have delivered to the Company a certificate signed on behalf of Parent by an executive officer of Parent dated as of the Closing Date certifying that the conditions specified in paragraphs (a) and (b) have been satisfied.
ARTICLE 10
Termination
Section 10.01.   Termination.   This Agreement may be terminated and the transactions contemplated hereby, including the Merger, may be abandoned at any time prior to the Effective Time:
(a)   by mutual written agreement of the Company and Parent;
(b)   by either the Company or Parent, if:
(i)   the Effective Time has not occurred on or before February 7, 2025, as such may be extended pursuant to Section 11.13 (such date as it may be extended, the “End Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 10.01(b)(i) shall not be available to any party whose material breach of any provision of this Agreement has been the proximate cause of or has resulted in the failure of the Merger to be consummated by the End Date;
(ii)   any court of competent jurisdiction or other Governmental Authority in the United States shall have issued an injunction, order or decree that (A) prohibits or makes illegal consummation of the Merger or (B) permanently enjoins Parent, Merger Sub or the Company from consummating the Merger, and, with respect to any injunction, order or decree referenced in clause (A) or (B), such injunction, order or decree shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 10.01(b)(ii) shall not be available to any party whose material breach of any provision of this Agreement has been the proximate cause of or has resulted in such an injunction, order or decree being issued;
(iii)   (A) the Company Meeting (including any adjournment or postponement thereof) shall have been held and completed and the Company’s stockholders shall have taken a final vote on a proposal to adopt this Agreement and (B) this Agreement shall not have been adopted at the Company Meeting (and shall not have been adopted at any adjournment or postponement thereof) by the Requisite Company Vote; or
(c)   by Parent, if, prior to the Effective Time:

(i)   an Adverse Recommendation Change shall have occurred;
(ii)   a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement, in each case, shall have occurred that would cause the conditions set forth in Section 9.02(a) or Section 9.02(b) not to be satisfied and such breach or failure is incapable of being cured or, if curable, is not cured by the Company prior to 30 calendar days after receipt by the Company of written notice from Parent of such breach or failure, provided that, at the time of delivery of such notice or thereafter, Parent or Merger Sub shall not be in breach of its or their representations, warranties or obligations under this Agreement so as to cause any of the conditions set forth in Section 9.01, Section 9.03(a) or Section 9.03(b) not to be capable of being satisfied; or
(d)   by the Company:
(i)   prior to receipt of the Requisite Company Vote, in order to accept a Superior Proposal and concurrently therewith or immediately thereafter enter into a binding written definitive acquisition agreement providing for the consummation of a transaction for such Superior Proposal, provided that (A) the Company shall have complied in all material respects with Section 6.03 with respect to such Superior Proposal and contemplated termination and (B) the Company shall have paid the Termination Fee immediately before or concurrently with and as a condition to such termination; or
(ii)   if, prior to the Effective Time, a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement, in each case, shall have occurred that would cause the conditions set forth in Section 9.03(a) and Section 9.03(b) not to be satisfied and such breach or failure is incapable of being cured or, if curable, is not cured by Parent or Merger Sub prior to 30 calendar days after receipt by Parent or Merger Sub of written notice from the Company of such breach or failure, provided that, at the time of delivery of such notice or thereafter, the Company shall not be in breach of its or their representations, warranties or obligations under this Agreement so as to cause any of the conditions set forth in Section 9.01, Section 9.02(a) or Section 9.02(b) not to be capable of being satisfied.
The party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 10.01(a)) shall give written notice of such termination to the other party.
Section 10.02.   Effect of Termination.   If this Agreement is validly terminated pursuant to Section 10.01, this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other parties hereto; provided, however, that, no termination of this Agreement shall relieve any party hereto of any liability for damages (which the parties acknowledge and agree shall not be limited to reimbursement of costs or expenses, and may include the benefit of the bargain and/or premium lost by a party’s stockholders or equity holders, as applicable (taking into consideration all relevant matters, including other combination opportunities and the time value of money)) for fraud or any Willful Breach of this Agreement. Notwithstanding anything in this Section 10.02 to the contrary, (a) the Confidentiality Agreement, (b) the provisions of this Section 10.02 and Article 11, (c) the provisions of the last sentence of Section 8.01(b) (subject to the parenthetical at the end of this Section 10.02) and (d) the obligations of Parent to reimburse costs and expenses of the Company as provided in Section 8.11 and to indemnify and hold harmless the Persons specified in Section 8.11 in accordance with such Section (the rights of the Company and the obligations of Parent described in (c) and (d) are referred to as the “Surviving Economic Provisions,” subject to the parenthetical at the end of this Section 10.02), shall, in each case of (a) through (d), survive any termination hereof pursuant to Section 10.01 (it being understood, for the sake of clarity, that the provisions of the last sentence of Section 8.01(b) shall not survive any termination of this Agreement in connection with which the Reverse Termination Fee is actually paid to the Company).
ARTICLE 11
Miscellaneous
Section 11.01.   Notices.   All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed properly delivered, given and received: (a) if delivered by hand, when delivered; (b) if sent by registered, certified or first class mail, the third Business Day after being sent; (c) if sent by overnight delivery via a national courier service, two Business Days after being delivered to such courier; and (d) if sent by email, when sent, provided that (i) the subject line of such email states that it is a notice delivered pursuant to this Agreement and (ii) the sender of such email does not receive a written notification of delivery failure. All notices, requests and other communications hereunder shall be delivered to the address or email address set forth beneath the name of such party below (or to such other such other address or email address as such party may hereafter specify for the purpose by notice in accordance with this Section to the other parties hereto):
if to Parent, Merger Sub or, after the Effective Time, the Company or the Surviving Corporation, to:
Campbell Soup Company
1 Campbell Place
Camden, New Jersey 08103-1799
Attention: General Counsel
with a copy (which shall not constitute notice) to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention:
John D. Amorosi
Daniel Brass

Email:
john.amorosi@davispolk.com
daniel.brass@davispolk.com

if to the Company, prior to the Effective Time, to:
Sovos Brands, Inc.
1901 Fourth Street, Suite 200
Berkeley, CA 94710
Attention:
Chief Legal Officer

with a copy (which shall not constitute notice) to:
Hogan Lovells US LLP
855 Main Street
Suite 200
Redwood City, CA 94063
Attention:
Richard E. Climan
Keith A. Flaum

Email:
richard.climan@hoganlovells.com
keith.flaum@hoganlovells.com

Section 11.02.   Survival of Representations, Warranties, Covenants and Agreements.   The representations, warranties, covenants and agreements contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, except for (a) those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Effective Time and (b) those covenants and agreements set forth in this Article 11 (but, in the case of Section 11.13, only to the extent relating to obligations that are required to be performed after, or survive following, the termination of this Agreement).
Section 11.03.   Amendments and Waivers.   (a)    Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, however, that after the Requisite Company Vote has been obtained there shall be no amendment that would require the further approval of the stockholders of the Company under the DGCL without such approval having first been obtained.
(b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
Section 11.04.   Expenses.   (a)    General.   Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
(b)   Termination Fee.   (i)    If this Agreement is terminated by Parent pursuant to Section 10.01(c)(i) or by the Company pursuant to Section 10.01(d)(i), then the Company shall pay to Parent in immediately available funds $71,337,435 (the “Termination Fee”), in the case of a termination by Parent, within one Business Day after such termination and, in the case of a termination by the Company, immediately before or concurrently with and as a condition to such termination.
(ii)   If (A) this Agreement is terminated by Parent or the Company pursuant to Section 10.01(b)(i) or Section 10.01(b)(iii) or by Parent pursuant to Section 10.01(c)(ii), (B) after the date of this Agreement and prior to such termination, an Acquisition Proposal shall have been publicly announced or otherwise been communicated to the Board of Directors or the Company’s stockholders and not publicly withdrawn, (C) within 12 months following the date of such termination, the Company or any of its Subsidiaries shall have consummated an Acquisition Proposal or shall have entered into a definitive agreement with respect to an Acquisition Proposal, which subsequently shall have been consummated (provided that for purposes of this clause (C), each reference to “15%” in the definition of Acquisition Proposal shall be deemed to be a reference to “50%”), then the Company shall pay to Parent in immediately available funds to an account designated by Parent, prior to or concurrently with the occurrence of the applicable event described in clause (C), the Termination Fee.
(iii)   For the avoidance of doubt, the Termination Fee shall only be payable by the Company once hereunder. Notwithstanding anything to the contrary contained in this Agreement, except in the case of fraud or Willful Breach of this Agreement by the Company, Parent’s receipt of payment of the Termination Fee from the Company shall be the sole and exclusive remedy of Parent and Merger Sub against the Company and its Affiliates and their respective Representatives (each such Person, a “Company Related Party”) for the loss suffered as a result of the failure of the Merger to be consummated or any loss suffered as a result of any breach of any covenant or agreement in this Agreement, and upon payment of such amount, none of the Company or any other Company Related Party shall have any further liability or obligation relating to or arising out of this Agreement. Nothing in this Section 11.04(b)(iii) shall limit the rights of Parent or Merger Sub under Section 11.13 (or otherwise with respect to injunctive or similar relief), in each case prior to the termination of this Agreement.
(c)   Reverse Termination Fee.   If this Agreement is terminated by Parent or the Company pursuant to (i) Section 10.01(b)(i) and, at the time of such termination, the conditions set forth in Section 9.01(a) or Section 9.01(c) shall not have been satisfied (in each case, solely as a result of failure to obtain the expiration or termination of the applicable waiting period relating to the Merger under the HSR Act or the issuance of an injunction or order or application of Applicable Law or other legal prohibition, in each case relating to antitrust laws in the United States) or (ii) Section 10.01(b)(ii) (solely as a result of failure to obtain the expiration or termination of the applicable waiting period relating to the Merger under the HSR Act or the issuance of an injunction, order or decree relating to antitrust laws in the United States), and at the time of such termination referred to in clause (i) or (ii) above, the conditions set forth in Section 9.02(a) and Section 9.02(b) shall have been satisfied (assuming for the purpose of determining whether the conditions set forth in Section 9.02(a) and Section 9.02(b) have been satisfied in this clause, that all references to “Effective Time” in Section 9.02(a) and Section 9.02(b) shall be deemed to refer instead to the time of termination of this Agreement under this Section) or waived in accordance with this Agreement, then Parent shall promptly, but in no event later than two Business Days after the date of such termination, pay to the Company an amount equal to (i) $145,000,000 (the “Reverse Termination Fee”) in immediately available funds to an account designated by the Company minus (ii) the aggregate amount actually paid by Parent (or any of its Affiliates) pursuant to Section 8.01(b). For the avoidance of doubt, (i) the Reverse Termination Fee shall only be payable by Parent once hereunder and (ii) upon payment of the Reverse Termination Fee (minus the aggregate amount actually paid by Parent (or any of its Affiliates) pursuant to Section 8.01(b)), no amount shall be payable pursuant to

Section 8.01(b). Notwithstanding anything to the contrary contained in this Agreement, except in the case of fraud or Willful Breach of this Agreement by Parent or Merger Sub, the Company’s receipt of the Reverse Termination Fee from Parent shall be the sole and exclusive remedy of the Company against Parent, Merger Sub and their Affiliates and their respective Representatives (each such Person, a “Parent Related Party”) for the loss suffered as a result of the failure of the Merger to be consummated or any loss suffered as a result of any breach of any covenant or agreement in this Agreement, and upon payment of such amount, none of Parent or any other Parent Related Party shall have any further liability or obligation relating to or arising out of this Agreement; provided, however, that the foregoing shall not limit the rights of the Company or any of its Affiliates, or any of its or their respective Representatives, or the obligations of Parent to pay or reimburse, any amounts payable or reimbursable by Parent under the Surviving Economic Provisions. Nothing in this Section 11.04(c) shall limit the rights of the Company under Section 11.13 (or otherwise with respect to injunctive or similar relief), in each case prior to the termination of this Agreement.
(d)   Other Costs and Expenses.   The parties acknowledge and agree that the agreements contained in this Section 11.04 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the parties would not enter into this Agreement. Accordingly, if a party fails promptly to pay any amount due to another party pursuant to this Section 11.04, it shall also pay any costs and expenses incurred by the party owed such payment in connection with a legal action (including any settlement thereof) to enforce this Agreement that results in a judgment against the party failing to make such payment for such amount, together with interest on the amount of any unpaid fee, cost or expense at the prime rate as published in The Wall Street Journal from the date such fee, cost or expense was required to be paid to (but excluding) the payment date.
Section 11.05.   Disclosure Schedule and SEC Document References.   The parties hereto agree that any reference in a particular Section of the Company Disclosure Schedule shall only be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of the relevant party that are contained in the corresponding Section of this Agreement and (b) any other representations and warranties of such party that is contained in this Agreement, but only if the relevance of that reference as an exception to (or a disclosure for purposes of) such representations and warranties would be readily apparent to a reasonable person who has read that reference and such representations and warranties.
Section 11.06.   Binding Effect; Benefit; Assignment.   (a)    The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Except (i) as provided in Section 7.02 and Section 8.11(c) and (ii) for the provisions of Article 2 (which, from and after the Effective Time, shall be for the benefit of Persons who are holders of Shares and other Company Securities immediately prior to the Effective Time), no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns; provided, however, that the Company shall be entitled and shall have the right to pursue and recover damages (including damages based on the consideration that would have otherwise been payable to holders of Shares or Company Securities or based on the loss of market value or decline in stock price of the Company) in the name of and on behalf of such holders in the event of any breach by Parent or Merger Sub of this Agreement, which right is hereby acknowledged and agreed to by Parent and Merger Sub.
(b)   No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of each other party hereto, except that Parent (but not Merger Sub) may, without the consent of any other party hereto, transfer or assign its respective rights and obligations under this Agreement, in whole or from time to time in part, to one or more of its Subsidiaries at any time; provided, however, that such transfer or assignment shall not relieve Parent of its obligations hereunder.
Section 11.07.   Governing Law.   This Agreement, including any claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance thereof or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

Section 11.08.   Jurisdiction.   The parties hereto agree that any action, suit or legal proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or legal proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or legal proceeding in any such court or that any such action suit or legal proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or legal proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11.01 shall be deemed effective service of process on such party.
Section 11.09.   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 11.10.   Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, it being understood that the parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed (including by electronic signature) by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed (including by electronic signature) by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
Section 11.11.   Entire Agreement.   This Agreement (including the Company Disclosure Schedule) and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
Section 11.12.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby, taken as a whole, is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 11.13.   Specific Performance.   The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and that money damages, even if available, would not be an adequate remedy, and that the parties shall be entitled (without proof of actual damages and without being required to prove that money damages are an inadequate remedy) to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof in the courts referred to in Section 11.08, in addition to any other remedy to which they may be entitled at law or in equity. The parties further agree to (a) waive any requirement for the securing or posting of any bond in connection with such remedy, and that such remedy shall be in addition to any other remedy to which a party is entitled at law or in equity and (b) not assert that a remedy of specific performance or an injunction is unenforceable, invalid, contrary to law or inequitable for any reason. If, prior to the End Date, any party brings any action, suit or proceeding in accordance with this Section 11.13 to enforce specifically the performance of the terms and provisions of this Agreement by any other party, the End Date shall automatically be extended by (i) the amount of time during which such action, suit or proceeding is pending, plus 20 Business Days or (ii) such other time period established by the court presiding over such action, suit or proceeding, as the case may be.
Section 11.14.   Financing Matters.   Notwithstanding anything in this Agreement to the contrary, the Company, each on behalf of itself, its Subsidiaries and each of its controlled Affiliates hereby: (a) agrees that any action or proceeding, whether in law or in equity, whether in contract or in tort or otherwise, involving the Debt Financing Sources, arising out of or relating to, this Agreement, the New Debt Financing or any of the agreements entered into in connection with the New Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder shall be subject to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof and each party hereto irrevocably submits itself and its property with respect to any such action or proceeding to the exclusive jurisdiction of such court, (b) agrees that any such action or proceeding shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise provided in any agreement relating to the New Debt Financing, (c) agrees not to bring or support or permit any of its controlled Affiliates to bring or support any action or proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Source in any way arising out of or relating to, this Agreement, the New Debt Financing or any agreement entered into in connection with the New Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any federal (to the extent permitted by law) or state court in the Borough of Manhattan, New York, New York, (d) agrees that service of process upon the Company, and each of their respective Subsidiaries or their respective controlled Affiliates in any such action or proceeding shall be effective if notice is given in accordance with Section 11.01, (e) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court, (f) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable law trial by jury in any action or proceeding brought against the Debt Financing Sources in any way arising out of or relating to, this Agreement, the New Debt Financing or any agreement entered into in connection with the New Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (g) agrees that none of the Debt Financing Sources will have any liability to the Company or any of their respective Subsidiaries or any of their respective controlled Affiliates or Representatives relating to or arising out of this Agreement, the New Debt Financing or any agreement entered into in connection with the New Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise, (h) hereby waives any and all claims and causes of action against the Debt Financing Sources relating to or arising out of this Agreement, the New Debt Financing or any agreement entered into in connection with the New Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise, (i) agrees not to commence (and if commenced agrees to dismiss or otherwise terminate, and not to assist) any action or proceeding against any Debt Financing Source under this Agreement, the New Debt Financing or any agreement entered into in connection with the New Debt Financing or the transactions contemplated hereby or thereby, (j) agrees that the Debt Financing Sources are express third party beneficiaries of, and may enforce, any of the provisions of this Section 11.14, and (k) agrees that the provisions of this Section 11.14 and the definition of “Debt Financing Sources” (and any other provisions of this Agreement to the extent a modification thereof would affect the substance of any of the foregoing) shall not be amended in any manner adverse to the Debt Financing Sources without the prior written consent of the Debt Financing Sources parties to the debt commitment letter. Notwithstanding the foregoing, nothing herein (including, without limitation, clauses (g), (h) and (i) of the immediately preceding sentence) shall limit the liability or obligations of the Debt Financing Sources to Parent under any agreement entered into in connection with the New Debt Financing.
[The remainder of this page has been intentionally left blank; the next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Agreement.
SOVOS BRANDS, INC.
By:
/s/ Todd Lachman

Name:
Todd Lachman

Title:
Chief Executive Officer

CAMPBELL SOUP COMPANY
By:
/s/ Mark A. Clouse

Name:
Mark A. Clouse

Title:
President and Chief Executive Officer

PREMIUM PRODUCTS MERGER SUB, INC.
By:
/s/ Mick Beekhuizen

Name:
Mick Beekhuizen

Title:
President

EXHIBIT A
VOTING AGREEMENT PARTIES
Directors:
1.
Todd R. Lachman

2.
William R. Johnson

3.
Tamer Abuaita

4.
Valarie Sheppard

5.
Vijayanthimala Singh

Advent:
1.
Advent International GPE VIII Limited Partnership

2.
Advent International GPE VIII-B-1 Limited Partnership

3.
Advent International GPE VIII-B-2 Limited Partnership

4.
Advent International GPE VIII-B-3 Limited Partnership

5.
Advent International GPE VIII-B Limited Partnership

6.
Advent International GPE VIII-C Limited Partnership

7.
Advent International GPE VIII-D Limited Partnership

8.
Advent International GPE VIII-F Limited Partnership

9.
Advent International GPE VIII-H Limited Partnership

10.
Advent International GPE VIII-I Limited Partnership

11.
Advent International GPE VIII-J Limited Partnership

12.
Advent International GPE VIII-A Limited Partnership

13.
Advent International GPE VIII-E Limited Partnership

14.
Advent International GPE VIII-G Limited Partnership

15.
Advent International GPE VIII-K Limited Partnership

16.
Advent International GPE VIII-L Limited Partnership

17.
Advent Partners GPE VIII Limited Partnership

18.
Advent Partners GPE VIII Cayman Limited Partnership

19.
Advent Partners GPE VIII-A Limited Partnership

20.
Advent Partners GPE VIII-A Cayman Limited Partnership

21.
Advent Partners GPE VIII-B Cayman Limited Partnership

22.
Noosa Holdco, L.P.

Exhibit A-1

EXHIBIT B
CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION
[Attached]
Exhibit B-1

Annex B
200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000
PERSONAL AND CONFIDENTIAL
August 7, 2023
Board of Directors
Sovos Brands, Inc.
168 Centennial Parkway, Suite 200
Louisville, Colorado 80027
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Campbell Soup Company (“Parent”) and its affiliates) of the outstanding shares of common stock, par value $0.001 per share (the “Shares”), of Sovos Brands, Inc. (the “Company”) of the $23.00 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of August 7, 2023 (the “Agreement”), by and among Parent, Premium Products Merger Sub, Inc., a wholly owned subsidiary of Parent, and the Company. Pursuant to the Agreement, under certain circumstances set forth in Section 2.02(a) of the Agreement, such holders will also receive the Additional Consideration (as defined in the Agreement).
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co- invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Advent International Corporation (“Advent”), a significant shareholder of the Company, and any of its affiliates and portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as joint lead bookrunning manager with respect to its initial public offering of 23,334,000 shares of its common stock in September 2021, as bookrunner with respect to a follow-on public offering of 8,500,000 shares of its common stock in August 2022, and as lead bookrunning manager with respect to a follow-on public offering of 10,000,000 shares of its common stock in May 2023. We also have provided certain financial advisory and/or underwriting services to Advent and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as lead bookrunning manager with respect to the initial public offering by Olaplex, a portfolio company of Advent, of shares of its common stock in September 2021, as financial advisor to Fort Dearborn Company, a former portfolio company of Advent, in connection with its sale in November 2021, as bookrunner with respect to the follow-on public offering by CCC Intelligent Solutions Inc., a portfolio company of Advent, of shares of its common stock in April 2022, as financial advisor to Cobham PLC (“Cobham”), a portfolio company of Advent, in connection with the acquisition of Ultra Electronics Holdings PLC in August 2022, as bookrunner with respect to the follow- on public offering by First Watch Restaurants Inc., a portfolio company of Advent, of shares of its common stock in September 2022, as financial advisor to Cobham in connection with the sale of Cobham Advanced Electronic Solutions in January 2023, and as financial advisor to Advent in connection with the acquisition of Maxar Technologies Inc. in May 2023. We may also in the future provide financial advisory and/or underwriting services to the Company, Parent, Advent and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with Advent and its affiliates from time to time and may have invested in limited partnership units of affiliates of Advent from time to time and may do so in the future.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the two fiscal years ended December 31, 2022; the Company’s Registration Statement on Form S-1, including the prospectus contained therein dated September 22, 2021 relating to the Company’s initial public offering, dated August 27, 2021; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the consumer industry and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. We were not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, the Company. This opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of Shares, as of the date hereof, of the $23.00 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $23.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time, or as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $23.00 in cash per Share to be paid to the holders (other than Parent and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.
Very truly yours,
(GOLDMAN SACHS & CO. LLC)

Annex C
Centerview Partners LLC
31 West 52nd Street
New York, NY 10019
August 6, 2023
The Special Committee of the Board of Directors
Sovos Brands, Inc.
1901 Fourth Street, Suite 200
Berkeley, CA 94710
The Special Committee:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of common stock, par value $0.001 per share (the “Shares”) (other than Excluded Shares, as defined below), of Sovos Brands, Inc., a Delaware corporation (the “Company”), of the $23.00 per Share in cash, without interest, proposed to be paid to such holders pursuant to the Agreement and Plan of Merger proposed to be entered into (the “Agreement”) by and among Campbell Soup Company, a New Jersey corporation (“Parent”), Premium Products Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the Company. The Agreement provides that Merger Sub will be merged with and into the Company (the “Merger” and, collectively with the other transactions contemplated by the Agreement, the “Transaction”), as a result of which the Company will become a wholly owned subsidiary of Parent and each issued and outstanding Share immediately prior to the effective time of the Merger (other than (i) Shares held by the Company as treasury stock (other than Shares in an Employee Plan (as defined in the Agreement) of the Company) immediately prior to the effective time of the Merger, (ii) Shares owned by Parent or Merger Sub immediately prior to the effective time of the Merger, (iii) Shares held by any Subsidiary (as defined in the Agreement) of either the Company or Parent (other than Merger Sub) or (iv) Shares outstanding immediately prior to the effective time of the Merger that are held by a holder who has not voted in favor of the Merger or consented thereto in writing with respect to such Shares and who has (or for which the “beneficial owner” (as defined in Section 262(a) of the General Corporation Law of the State of Delaware (the “DGCL”)) has) demanded appraisal for such Shares in accordance with the DGCL, unless such holder (or beneficial owner) fails to perfect, withdraws or otherwise loses the right to appraisal under Section 262 of the DGCL (the shares referred to in clauses (i) through (iv), together with any Shares held by any affiliate of the Company or Parent, “Excluded Shares”)) will be converted into the right to receive $23.00 per Share in cash, without interest (the $23.00 per Share consideration to be paid in the Merger, the “Consideration”). The Consideration is subject to potential increase by the Additional Consideration (as defined in the Agreement), and we express no view or opinion as to any such Additional Consideration. The terms and conditions of the Transaction are more fully set forth in the Agreement.
We have acted as financial advisor to the Special Committee of the Board of Directors of the Company (the “Special Committee”) in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.
We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement by the Special Committee, we have not been engaged to provide financial advisory or other services to the Company, and we have not received any compensation from the Company during such period. In 2021, Centerview’s French advisory affiliate, Centerview Partners France SCS (“Centerview France”), was engaged to provide financial advisory services to Nexi S.p.A. (“Nexi”) in connection with its merger with Nets A/S, at which time affiliates of Advent International Corporation (“Advent”) (which holds an approximately 44% equity interest in the Company) and Bain Capital L.P. owned approximately 33% of Nexi, and Centerview France received compensation from Nexi for such services. In the past two years, we have not been engaged to provide financial advisory or other services to Parent or Merger Sub, and we have not received any compensation from Parent during such period. We also note that in the past two years, we have been engaged to provide financial advisory services to an ad hoc group of priority lenders of Serta Simmons Bedding, LLC (“Serta Simmons”), a company in which affiliates of Advent hold a majority equity interest, in connection with Serta Simmons’ Chapter 11 filing and other restructuring-related matters, and we have received compensation for such services. We may provide financial advisory and other services to or with respect to the Company, Advent, Parent or their respective affiliates, including portfolio companies of Advent in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Advent, Parent, or any of their respective affiliates, including portfolio companies of Advent, or any other party that may be involved in the Transaction.
In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement dated August 6, 2023 (the “Draft Agreement”); (ii) Annual Reports on Form 10-K of the Company for the years ended December 31, 2022 and December 25, 2021; (iii) the Company’s registration statement on Form S-1, dated August 27, 2021, as amended; (iv) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (v) certain publicly available research analyst reports for the Company; (vi) certain other communications from the Company to its stockholders; and (vii) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Forecasts”) (collectively, the “Internal Data”). We have also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant and conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.
We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Internal Data (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.
We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of the Shares pursuant to the Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transaction or any other matter.
Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Shares (other than Excluded Shares) pursuant to the Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
CENTERVIEW PARTNERS LLC

Annex D
VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT (as the same may be amended from time to time in accordance with its terms, this “Agreement”), dated as of August 7, 2023, by and among the Persons listed on Schedule A hereto (each a “Stockholder” and collectively, the “Stockholders”), in each such Person’s capacity as a stockholder of Sovos Brands, Inc., a Delaware corporation (the “Company”), and Campbell Soup Company, a New Jersey corporation (“Parent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Merger Agreement (as defined below).
WHEREAS, in order to induce Parent and Premium Products, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) to enter into an Agreement and Plan of Merger dated as of the date hereof (the “Merger Agreement”) with the Company, Parent has requested each Stockholder, and each Stockholder has agreed, to enter into this Agreement with respect to a specified number of shares of common stock, par value $0.001 per share, of the Company (the “Shares”) that such Stockholder beneficially owns as of the date hereof and are set forth next to such Stockholder’s name on Schedule A hereto (such Stockholder’s “Subject Shares”); it being understood and agreed that each Stockholder also beneficially owns an additional amount of Shares as set forth next to such Stockholder’s name on Schedule A hereto (such shares, the “Additional Advent Shares”) as of the date hereof that are not Subject Shares under this Agreement;
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE 1
Grant of Proxy; Voting Agreement
Section 1.01.   Voting Agreement.
(a)   Beginning on the date hereof until the Expiration Date, each Stockholder hereby agrees to vote or exercise its right to consent with respect to all Subject Shares that such Stockholder is entitled to vote at the time of any vote or action by written consent to adopt the Merger Agreement and all agreements related to the Merger and any actions related thereto at any meeting of the stockholders of the Company, and at any adjournment thereof, at which such Merger Agreement and other related agreements (or any amended version thereof), or such other actions, are submitted for the consideration and vote of the stockholders of the Company. Beginning on the date hereof until the Expiration Date, each Stockholder hereby agrees that it will not vote any Subject Shares in favor of, or consent to, and will vote its Subject Shares against and not consent to, the approval of any (i) Acquisition Proposal, (ii) reorganization, recapitalization, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company, (iii) corporate action the consummation of which would reasonably be expected to interfere with, prevent or delay the consummation of the transactions contemplated by the Merger Agreement and (iv) any action or Contract that would reasonably be expected to result in a material breach or violation of any covenant, representation or warranty or any other obligation of such Stockholder contained in this Agreement. Any such Stockholder shall provide the Company and Parent with at least three Business Days’ written notice prior to signing any action proposed to be taken by written consent with respect to any Subject Shares.
(b)   Notwithstanding anything in this Agreement to the contrary, (i) each Stockholder shall not be required to vote (or cause to be voted) any of its Subject Shares to amend the Merger Agreement (including any schedule or exhibit thereto), or take any action that would reasonably be expected to result in the amendment or modification, that: (A) (1) delays or imposes any additional restrictions or conditions on the payment of the Merger Consideration, or (2) imposes any additional conditions on the consummation of the Merger; (B) alters or changes the amount or kind of consideration to be paid to the holders of Shares in connection with the Merger (including Terminating Company Restricted Stock Consideration); (C) impedes or delays the consummation of the Merger or (D) from and after the adoption of the Merger Agreement by the holders of Shares, requires further approval of the Company’s stockholders under the DGCL (as defined below) (each of the foregoing, an “Adverse Amendment”) and (ii) each Stockholder shall remain free to vote (or execute proxies with respect to) its Subject Shares with respect to any matter not covered by Section 1.01(a) in any manner such Stockholder deems appropriate.
(c)   Proxies.   Other than (i) for the purposes of voting its Subject Shares consistent with this Agreement, (ii) the granting of proxies to vote Subject Shares to an Affiliate of such Stockholder as a Permitted Transfer and (iii) the granting of proxies to vote Subject Shares with respect to the election of directors, ratification of the appointment of the Company’s auditors at the Company’s annual meeting or special meeting of stockholders, and other routine matters at the Company’s annual meeting or any special meeting, in either case, to the extent such matters are not (x) inconsistent with the obligations contemplated by the Merger Agreement or this Agreement or (y) related to the transactions contemplated by the Merger Agreement or this Agreement, each Stockholder shall not, directly or indirectly, grant any Person any proxy (revocable or irrevocable), power of attorney or other authorization with respect to the voting of any of such Stockholder’s Subject Shares.
ARTICLE 2
Representations and Warranties of Stockholders
Each Stockholder represents and warrants to Parent that:
Section 2.01.   Corporate Authorization; Binding Agreement.   The execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby are within the organizational powers of such Stockholder and have been duly authorized by all necessary action on the part of such Stockholder. This Agreement constitutes a legal, valid and binding Agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject, in the case of enforceability, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity. The Person signing this Agreement on behalf of such Stockholder has full power and authority to enter into and perform this Agreement. Other than as provided in the Merger Agreement and except for any filings by such Stockholder with the SEC, the execution, delivery and performance by such Stockholder of this Agreement does not require any action by or in respect of, or any notice, report or other filing by such Stockholder with or to, or any consent, registration, approval, permit or authorization from, any Governmental Authority, other than any actions or filings the absence of which would not reasonably be expected to, individually or in the aggregate, materially prevent, delay or impair or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder.
Section 2.02.   Non-Contravention.   The execution, delivery and performance by such Stockholder of this Agreement and the performance of its obligations contemplated hereby do not and will not (i) if such Stockholder is an entity, violate the certificate of incorporation or bylaws (or other comparable organizational documents) of such Stockholder, (ii) violate any Applicable Law applicable to such Stockholder, (iii) require any consent, payment, notice to, or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Stockholder is entitled under any provision of any agreement or other instrument binding on such Stockholder or (iv) result in the creation or imposition of any Lien on any asset of such Stockholder; except, with respect to clauses (ii), (iii) and (iv), as would not reasonably be expected to, individually or in the aggregate, materially prevent, delay or impair or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder.
Section 2.03.   Ownership of Shares.   Such Stockholder is beneficial owner of, and has voting control over, its Subject Shares, free and clear of any Liens or any restriction on the right to vote or otherwise dispose of its Subject Shares. Such Stockholder has, and will have at all times during the term of this Agreement, the right to vote and direct the vote of, and to dispose of and direct the disposition of, such Stockholder’s Subject Shares, and there are no Contracts of any kind, contingent or otherwise, obligating such Stockholder to Transfer, or cause to be Transferred, any of its Subject Shares, and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Shares. Except for this Agreement, none of such Stockholder’s Subject Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney that are inconsistent with such Stockholder’s obligations pursuant to this Agreement.

Section 2.04.   Total Shares.   As of the date hereof, except for its Subject Shares set forth on Schedule A hereto and its Additional Advent Shares, such Stockholder does not beneficially own any Company Securities.
Section 2.05.   No Other Representations.   Such Stockholder acknowledges and agrees that other than the representations expressly set forth in this Agreement, Parent has not made, and is not making, any representations or warranties to such Stockholder with respect to Parent, the Merger Agreement or any other matter. Such Stockholder hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).
Section 2.06.   Absence of Litigation.   Such Stockholder represents that there is no Action pending or, to the knowledge of such Stockholder, threatened against or affecting (i) such Stockholder or any of its properties or assets (including such Stockholder’s Subject Shares) or (ii) any of its controlled Affiliates or any of their respective properties or assets, in each case before (or, in the case of threatened Actions, that would be before) or by any Governmental Authority or arbitrator that would reasonably be expected to, individually or in the aggregate, materially prevent, delay or impair or otherwise materially and adversely impact such Stockholder’s ability to perform its obligations hereunder or on a timely basis; provided that such Stockholder makes no representations or warranties regarding any Action involving the Company or relating to the Merger Agreement.
Section 2.07.   Finder’s Fees.   No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder in such Stockholder’s capacity as such.
ARTICLE 3
Representations and Warranties of Parent
Parent represents and warrants to each Stockholder as follows:
Section 3.01.   Corporation Authorization.   The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby are within the corporate powers of Parent and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, subject, in the case of enforceability, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity.
Section 3.02.   No Other Representations.   Parent acknowledges and agrees that other than the representations expressly set forth in this Agreement, each Stockholder has not made, and is not making, any representations or warranties to Parent with respect to such Stockholder, the Merger Agreement or any other matter. Parent hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).
ARTICLE 4
Covenants of Stockholders
Each Stockholder hereby covenants and agrees that:
Section 4.01.   No Proxies for or Encumbrances on Subject Shares.
(a)   Except pursuant to the terms of this Agreement or as contemplated by the Merger Agreement, such Stockholder shall not, without the prior written consent of Parent, directly or indirectly, (i) grant any proxies, powers of attorney, or any other authorizations or consents, or enter into any voting trust or other agreement or arrangement with respect to the voting of any Subject Shares, (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of (including by gift, and whether by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise, and including pursuant to any derivative transaction), any Subject Shares (or any beneficial ownership therein or portion thereof) during the term of this Agreement or consent to any of the foregoing (each, a “Transfer” (which defined term includes derivations of such defined term)), (iii) otherwise permit any Liens to be created on any of such Stockholder’s Subject Shares or (iv) enter into any Contract with respect to the direct or indirect Transfer of any of such Stockholder’s Subject Shares; provided that nothing herein shall prohibit a Transfer of Subject Shares to an Affiliate of such Stockholder (a “Permitted Transfer”); provided further, that, any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing, reasonably satisfactory in form and substance to Parent and the Company, to assume all of the obligations of such Stockholder under, and be bound by the terms of, this Agreement, by executing and delivering a joinder agreement in form and substance reasonably satisfactory to Parent and the Company. Any Transfer in violation of this Section 4.01(a) shall be null and void ab initio. Such Stockholder hereby agrees that this Agreement and the obligations hereunder shall attach to such Stockholder’s Subject Shares and shall be binding upon any Person to which legal or beneficial ownership shall pass, whether by operation of law or otherwise including its successors or permitted assigns and if any involuntary Transfer of any of such Stockholder’s Subject Shares shall occur (including a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Stockholder’s Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement as such Stockholder for all purposes hereunder. Each Stockholder authorizes the Company to impose stop orders to prevent the Transfer of any of such Stockholder’s Subject Shares in violation of this Agreement.
(b)   In the event that any Stockholder intends to undertake a Permitted Transfer during the term of this Agreement of any Subject Shares, such Stockholder shall provide prior notice thereof to the Company and Parent, and Parent shall authorize the Company to, or authorize the Company to instruct its transfer agent to, (a) lift any stop order in respect of its Subject Shares to be so Transferred in order to effect such Permitted Transfer only upon receipt of written certification by Parent and the Company that the written joinder agreement entered into by the transferee agreeing to be bound by this Agreement pursuant to Section 4.01(a) hereof is satisfactory to Parent and the Company and (b) re-enter any stop order in respect of its Subject Shares to be so Transferred upon completion of the Permitted Transfer.
Section 4.02.   Other Offers.
(a)   Such Stockholder shall not, and shall not authorize, allow or permit any of its Representatives (other than non-officer employees) to (and shall use reasonable best efforts to cause its non-officer employees to not), directly or indirectly, (i) solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal, (ii) enter into, engage in or participate in any discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books, records work papers and other documents related to the Company or any of its Subsidiaries to, otherwise knowingly cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any Third Party that is seeking to make, or has made, an Acquisition Proposal, (iii) enter into any agreement in principle, letter of intent, indication of interest, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal or (iv) agree to do any of the foregoing. Such Stockholder shall, and shall instruct its Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party (or any Representatives of any Third Party) conducted prior to the date hereof with respect to any Acquisition Proposal made by such Third Party. If such Stockholder receives an Acquisition Proposal that is not also addressed to the Company or one of its other Representatives (or if the Company or one of its other Representatives is not copied on any such Acquisition Proposal), then such Stockholder shall provide such Acquisition Proposal (if in written form (including, for the sake of clarity, in any e-mails or other electronic communications) or all material details of such Acquisition Proposal, if not in written form) to the Company promptly after receipt thereof and direct the Person submitting any such Acquisition Proposal to such Stockholder to comply with the requirements of Section 6.03 of the Merger Agreement in respect thereof.
(b)   Notwithstanding anything to the contrary in this Agreement, such Stockholder and its Affiliates and Representatives shall be entitled to engage in discussions and negotiations with respect to entering into a voting and support agreement (or other similar agreement) with any Person that would be entered into at any time after the termination of this Agreement, or any preparations therefor, in each case, in connection with an Acquisition Proposal or a Superior Proposal to the extent that the Company is permitted to engage in discussions and negotiations (and otherwise cooperate with) or assist and participate in and facilitate any effort by any such Person or any preparations therefor in accordance with Section 6.03 of the Merger Agreement. Furthermore, this Agreement shall not restrict the ability of such Stockholder to review any Acquisition Proposal or Superior Proposal received by the Company and shared with such Stockholder and, solely to the extent that the Board of Directors (or any duly authorized committee thereof) has made the determinations set forth in Section 6.03 of the Merger Agreement to the extent permitted by the Merger Agreement, to discuss and confirm to the Company the willingness of such Stockholder to support and sign a voting and support agreement (or other similar agreement) with respect to such Acquisition Proposal or Superior Proposal in the event this Agreement is terminated in accordance with Section 5.04.
Section 4.03.   Directors and Officers.   Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict such Stockholder (or a designee of such Stockholder) who is a director or officer of the Company from acting in such capacity or fulfilling the obligations of such office (including, for the avoidance of doubt, exercising his or her fiduciary duties), including by voting, in his or her capacity as a director or officer of the Company, in such Stockholder’s (or its designee’s) sole discretion on any matter (it being understood that this Agreement shall apply to such Stockholder solely in such Stockholder’s capacity as a stockholder of the Company), including with respect to Section 6.03 of the Merger Agreement. In this regard, such Stockholder shall not be deemed to make any agreement or understanding in this Agreement in such Stockholder’s capacity as a director or officer of the Company. The representations, warranties, covenants and agreements made herein by such Stockholder are made solely with respect to such Stockholder and its Subject Shares. This Agreement shall not limit, affect or prohibit, or be construed to limit, affect or prohibit, any actions taken, or required or permitted to be taken, by any Affiliate or Representative of such Stockholder or any of its Affiliates in any other capacity (other than as a stockholder of the Company), including, if applicable, as an officer or director of the Company or any of its Subsidiaries, and any actions taken whatsoever, or failure to take any actions whatsoever, by any of the foregoing persons in such capacity as director or officer of the Company or any of its Subsidiaries shall not be deemed to constitute a breach of this Agreement.
Section 4.04.   Appraisal Rights.   Such Stockholder hereby irrevocable waives and agrees not to exercise any rights (including under Section 262 of the General Corporation Law of the State of Delaware) it may have to demand appraisal, dissent or any similar or related matter with respect to any Subject Shares that may arise with respect to the Merger. Notwithstanding the foregoing, (a) nothing in this Section 4.04 shall constitute, or be deemed to constitute, a waiver or release by such Stockholder of any claim or cause of action against Parent to the extent arising out of a breach of this Agreement by Parent and (b) the waiver contained in this Section 4.04 shall be of no force or effect in the event this Agreement is terminated.
Section 4.05.   Actions.   Such Stockholder hereby agrees not to commence or pursue any Action or claim, whether derivative or otherwise, against Parent, the Company or any of their respective Affiliates, or their respective boards of directors or members thereof or officers, relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement, or the consummation of the transactions contemplated thereby, including any such claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (B) alleging a breach of any fiduciary duty of the Board of Directors in connection with the Merger Agreement or the transactions contemplated thereby, and such Stockholder hereby agrees to take all actions necessary to opt out of any class in any class action relating to the foregoing; provided that the foregoing shall not limit any actions taken by such Stockholder in response to any claims commenced against such Stockholder, its Affiliates or its Representatives; provided further that this Section 4.05 shall not be deemed a waiver of any rights of such Stockholder or its Affiliates for any breach of this Agreement by Parent, the Company or any of their respective Affiliates.
Section 4.06.   Adverse Actions.   Such Stockholder hereby covenants and agrees that such Stockholder shall not, at any time prior to the Expiration Date enter into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.
Section 4.07.   Adjustments.   In the event of any stock split, stock dividend or distribution, reorganization, recapitalization, readjustment, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Subject Shares, then the terms of this Agreement shall apply to the Company Securities received in respect of the Subject Shares by such Stockholder immediately following the effectiveness of the events described in this Section 4.07, as though they were Subject Shares hereunder.
Section 4.08.   Disclosure.   Parent will not make any disclosures regarding any Stockholder in any press release or otherwise without the prior written consent of such Stockholder (such approval not to be unreasonably withheld, conditioned or delayed), unless Parent (i) determines in good faith (after consultation with outside legal counsel) that any such disclosure is required by Applicable Law or any listing agreement with or rule of any national securities exchange or association or by any filing required to be made with the SEC and (ii) notifies such Stockholder three Business Days in advance of any such disclosure.
ARTICLE 5
Miscellaneous
Section 5.01.   Other Definitional and Interpretative Provisions.   Unless specified otherwise, in this Agreement the obligations of any party consisting of more than one person are joint and several. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Schedules are to Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and, if applicable, to any rules, regulations or interpretations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified, supplemented, extended or renewed from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References to a “party” or the “parties” means a party or the parties to this Agreement unless the context otherwise requires. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and each has been represented by counsel of its choosing and, in the event of an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by such parties and no presumption or burden of proof will arise favoring or disfavoring any party due to the authorship of any provision of this Agreement. Further, prior drafts of this Agreement or any Transaction Documents or the fact that any clauses have been added, deleted or otherwise modified from any prior drafts of this Agreement or any Transaction Documents will not be used as an aide of construction or otherwise constitute evidence of the intent of the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of any such prior drafts.
Section 5.02.   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the relevant Stockholder, and Parent shall have no authority to exercise any power or authority to direct such Stockholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein.
Section 5.03.   Notices.   All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed properly delivered, given and received: (a) if delivered by hand, when delivered; (b) if sent by registered, certified or first class mail, the third Business Day after being sent; (c) if sent by overnight delivery via a national courier service, two Business Days after being delivered to such courier; and (d) if sent by email, when sent, provided that the sender of such email does not receive a written notification of delivery failure. All notices, requests and other communications hereunder shall be delivered to the address or email address set forth beneath the name of such party below (or to such other such other address or email address as such party may hereafter specify for the purpose by notice in accordance with this Section to the other parties hereto):
if to Parent, to:
Campbell Soup Company
1 Campbell Place
Camden, New Jersey 08103-1799
Attention: General Counsel
with a copy (which shall not constitute notice) to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention:
John D. Amorosi
Daniel Brass

Email:
john.amorosi@davispolk.com
daniel.brass@davispolk.com

if to a Stockholder, to the address set forth on Schedule A opposite the name of such Stockholder, with a copy to (which shall not constitute notice) to:
Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, TX 75201-6950
Attention: James R. Griffin
Email: james.griffin@weil.com
and
Hogan Lovells US LLP
855 Main Street
Suite 200
Attention:
Richard E. Climan
Keith A. Flaum

Email:
richard.climan@hoganlovells.com
keith.flaum@hoganlovells.com

Section 5.04.   Amendments; Termination.   Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the earlier of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) the mutual written agreement of each party to this Agreement, (iv) the effectiveness of any Adverse Amendment and (v) the occurrence of any Adverse Recommendation Change with respect to an Intervening Event (any such date under clauses (i) through (v) being referred to herein as the “Expiration Date”). Notwithstanding the foregoing, the provisions set forth in this Article 5 shall survive the termination of this Agreement.
Section 5.05.   Expenses.   All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
Section 5.06.   Successors and Assigns.   The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.
Section 5.07.   Governing Law.   This Agreement, including any claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance thereof or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.
Section 5.08.   Jurisdiction.   The parties hereto agree that any action, suit or legal proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or legal proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or legal proceeding in any such court or that any such action suit or legal proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or legal proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.03 shall be deemed effective service of process on such party.
Section 5.09.   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 5.10.   Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, it being understood that the parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed (including by electronic signature) by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed (including by electronic signature) by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
Section 5.11.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby, taken as a whole, is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 5.12.   Specific Performance.   The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and that money damages, even if available, would not be an adequate remedy, and that the parties shall be entitled (without proof of actual damages and without being required to prove that money damages are an inadequate remedy) to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof in the courts referred to in Section 5.08, in addition to any other remedy to which they may be entitled at law or in equity. The parties further agree to (a) waive any requirement for the securing or posting of any bond in connection with such remedy, and that such remedy shall be in addition to any other remedy to which a party is entitled at law or in equity and (b) not assert that a remedy of specific performance or an injunction is unenforceable, invalid, contrary to law or inequitable for any reason.

Section 5.13.   Non-Recourse.   This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no former, current or future equity holders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate or any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages for breach of this Agreement from, any Non-Recourse Party.
Section 5.14.   Defined Terms.
(a)   Any capitalized term that is used, but not defined, in this Agreement has the meaning set forth in the Merger Agreement.
(b)   “beneficial ownership” and “beneficially own” and similar terms have the meaning set forth in Rule 13d-3 under the U.S. Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
CAMPBELL SOUP COMPANY
By:	/s/ Mark A. Clouse Name: Mark A. Clouse
Title: President and Chief Executive Officer
[Signature Page to Voting and Support Agreement]

ADVENT INTERNATIONAL GPE VIII LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-B LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-B-1 LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-B-2 LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-B-3 LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-C LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-D LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-F LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-H LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-I LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-J LIMITED PARTNERSHIP
By: GPE VIII GP S.à r.l., its general partner
By: Advent International GPE VIII, LLC, its manager	/s/ Jarlyth Gibson Jarlyth Gibson, manager
By: Advent International, L.P., its manager
By: Advent International GP, LLC, its general partner
By:	/s/ Neil Crawford Name: Neil Crawford
Title: Vice President of Finance
[Signature Page to Voting and Support Agreement]

ADVENT INTERNATIONAL GPE VIII-A LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-E LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-G LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-K LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-L LIMITED PARTNERSHIP
By: GPE VIII GP Limited Partnership, General Partner
By: Advent International GPE VIII, LLC, General Partner
By: Advent International, L.P., Manager
By: Advent International GP, LLC, General Partner
By:	/s/ Neil Crawford Name: Neil Crawford
Title: Vice President of Finance
[Signature Page to Voting and Support Agreement]

ADVENT PARTNERS GPE VIII LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VIII-A LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VIII CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VIII-A CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VIII-B CAYMAN LIMITED PARTNERSHIP
By: AP GPE VIII GP Limited Partnership, General Partner
By: Advent International GPE VIII, LLC, General Partner
By: Advent International, L.P., Manager
By: Advent International GP, LLC, General Partner
By:	/s/ Neil Crawford Name: Neil Crawford
Title: Vice President of Finance

NOOSA HOLDCO, L.P.
By: Noosa GP, Inc., its general partner
/s/ Neha Mathur Name: Neha Mathur
Title: President

Annex E
VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT (as the same may be amended from time to time in accordance with its terms, this “Agreement”), dated as of August 7, 2023, by and among [·] (“Stockholder”), in such Person’s capacity as a stockholder of Sovos Brands, Inc., a Delaware corporation (the “Company”), and Campbell Soup Company, a New Jersey corporation (“Parent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Merger Agreement (as defined below).
WHEREAS, in order to induce Parent and Premium Products Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) to enter into an Agreement and Plan of Merger dated as of the date hereof (the “Merger Agreement”) with the Company, Parent has requested Stockholder, and Stockholder has agreed, to enter into this Agreement with respect to all of the shares of common stock, par value $0.001 per share, of the Company (the “Shares”) that Stockholder beneficially owns as of the date hereof, as set forth next to Stockholder’s name on Schedule A hereto (Stockholder’s “Subject Shares”);
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE 1
Grant of Proxy; Voting Agreement
Section 1.01.   Voting Agreement.
(a)   Beginning on the date hereof until the Expiration Date, Stockholder hereby agrees to vote or exercise its right to consent with respect to all Subject Shares that Stockholder is entitled to vote at the time of any vote or action by written consent to adopt the Merger Agreement and all agreements related to the Merger and any actions related thereto at any meeting of the stockholders of the Company, and at any adjournment thereof, at which such Merger Agreement and other related agreements (or any amended version thereof), or such other actions, are submitted for the consideration and vote of the stockholders of the Company. Beginning on the date hereof until the Expiration Date, Stockholder hereby agrees that it will not vote any Subject Shares in favor of, or consent to, and will vote the Subject Shares against and not consent to, the approval of any (i) Acquisition Proposal, (ii) reorganization, recapitalization, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company, (iii) corporate action the consummation of which would reasonably be expected to interfere with, prevent or delay the consummation of the transactions contemplated by the Merger Agreement and (iv) any action or Contract that would reasonably be expected to result in a material breach or violation of any covenant, representation or warranty or any other obligation of Stockholder contained in this Agreement. Stockholder shall provide the Company and Parent with at least three Business Days’ written notice prior to signing any action proposed to be taken by written consent with respect to any Subject Shares.
(b)   Notwithstanding anything in this Agreement to the contrary, (i) Stockholder shall not be required to vote (or cause to be voted) any of the Subject Shares to amend the Merger Agreement (including any schedule or exhibit thereto), or take any action that would reasonably be expected to result in the amendment or modification, that: (A) (1) delays or imposes any additional restrictions or conditions on the payment of the Merger Consideration, or (2) imposes any additional conditions on the consummation of the Merger; (B) alters or changes the amount or kind of consideration to be paid to the holders of Shares in connection with the Merger (including Terminating Company Restricted Stock Consideration); (C) impedes or delays the consummation of the Merger or (D) from and after the adoption of the Merger Agreement by the holders of Shares, requires further approval of the Company’s stockholder under the DGCL (as defined below) (each of the foregoing, an “Adverse Amendment”) and (ii) Stockholder shall remain free to vote (or execute proxies with respect to) the Subject Shares with respect to any matter not covered by Section 1.01(a) in any manner Stockholder deems appropriate.

(c)   Proxies.   Other than (i) for the purposes of voting the Subject Shares consistent with this Agreement, (ii) the granting of proxies to vote Subject Shares to an Affiliate of Stockholder as a Permitted Transfer and (iii) the granting of proxies to vote Subject Shares with respect to the election of directors, ratification of the appointment of the Company’s auditors at the Company’s annual meeting or special meeting of stockholders, and other routine matters at the Company’s annual meeting or any special meeting, in either case, to the extent such matters are not (x) inconsistent with the obligations contemplated by the Merger Agreement or this Agreement or (y) related to the transactions contemplated by the Merger Agreement or this Agreement, Stockholder shall not, directly or indirectly, grant any Person any proxy (revocable or irrevocable), power of attorney or other authorization with respect to the voting of any of Stockholder’s Subject Shares.
ARTICLE 2
Representations and Warranties of Stockholders
Stockholder represents and warrants to Parent that:
Section 2.01.   Corporate Authorization; Binding Agreement.   The execution, delivery and performance by Stockholder of this Agreement and the consummation by Stockholder of the transactions contemplated hereby are within the organizational or individual powers of Stockholder and have been duly authorized by all necessary action on the part of Stockholder. This Agreement constitutes a legal, valid and binding Agreement of Stockholder, enforceable against Stockholder in accordance with its terms, subject, in the case of enforceability, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity. If Stockholder is married and the Subject Shares set forth on Schedule A hereto opposite Stockholder’s name constitute community property under Applicable Laws, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, Stockholder’s spouse. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement on behalf of Stockholder has full power and authority to enter into and perform this Agreement. Other than as provided in the Merger Agreement and except for any filings by Stockholder with the SEC, the execution, delivery and performance by Stockholder of this Agreement does not require any action by or in respect of, or any notice, report or other filing by Stockholder with or to, or any consent, registration, approval, permit or authorization from, any Governmental Authority, other than any actions or filings the absence of which would not reasonably be expected to, individually or in the aggregate, materially prevent, delay or impair or otherwise adversely impact Stockholder’s ability to perform its obligations hereunder.
Section 2.02.   Non-Contravention.   The execution, delivery and performance by Stockholder of this Agreement and the performance of its obligations contemplated hereby do not and will not (i) if Stockholder is an entity, violate the certificate of incorporation or bylaws (or other comparable organizational documents) of Stockholder, (ii) violate any Applicable Law applicable to Stockholder, (iii) require any consent, payment, notice to, or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Stockholder is entitled under any provision of any agreement or other instrument binding on Stockholder or (iv) result in the creation or imposition of any Lien on any asset of Stockholder; except, with respect to clauses (ii), (iii) and (iv), as would not reasonably be expected to, individually or in the aggregate, materially prevent, delay or impair or otherwise adversely impact Stockholder’s ability to perform its obligations hereunder.
Section 2.03.   Ownership of Shares.   Stockholder is beneficial owner of, and has voting control over, the Subject Shares, free and clear of any Liens or any restriction on the right to vote or otherwise dispose of the Subject Shares. Stockholder has, and will have at all times during the term of this Agreement, the right to vote and direct the vote of, and to dispose of and direct the disposition of, Stockholder’s Subject Shares, and there are no Contracts of any kind, contingent or otherwise, obligating Stockholder to Transfer, or cause to be Transferred, any of the Subject Shares, and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of Stockholder’s Subject Shares. Except for this Agreement, none of Stockholder’s Subject Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney that are inconsistent with Stockholder’s obligations pursuant to this Agreement.

Section 2.04.   Total Shares.   As of the date hereof, except for the Equity Interests set forth on Schedule A hereto, Stockholder does not beneficially own any Company Securities.
Section 2.05.   No Other Representations.   Stockholder acknowledges and agrees that other than the representations expressly set forth in this Agreement, Parent has not made, and is not making, any representations or warranties to Stockholder with respect to Parent, the Merger Agreement or any other matter. Stockholder hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).
Section 2.06.   Absence of Litigation.   Stockholder represents that there is no Action pending or, to the knowledge of Stockholder, threatened against or affecting (i) Stockholder or any of its properties or assets (including Stockholder’s Subject Shares) or (ii) any of its controlled Affiliates or any of their respective properties or assets, in each case before (or, in the case of threatened Actions, that would be before) or by any Governmental Authority or arbitrator that would reasonably be expected to, individually or in the aggregate, materially prevent, delay or impair or otherwise materially and adversely impact Stockholder’s ability to perform its obligations hereunder or on a timely basis; provided that Stockholder makes no representations or warranties regarding any Action involving the Company or relating to the Merger Agreement.
Section 2.07.   Finder’s Fees.   No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of Stockholder in Stockholder’s capacity as such.
ARTICLE 3
Representations and Warranties of Parent
Parent represents and warrants to Stockholder as follows:
Section 3.01.   Corporation Authorization.   The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby are within the corporate powers of Parent and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, subject, in the case of enforceability, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity.
Section 3.02.   No Other Representations. Parent acknowledges and agrees that other than the representations expressly set forth in this Agreement, Stockholder has not made, and is not making, any representations or warranties to Parent with respect to Stockholder, the Merger Agreement or any other matter. Parent hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).
ARTICLE 4
Covenants of Stockholders
Stockholder hereby covenants and agrees that:
Section 4.01.   No Proxies for or Encumbrances on Subject Shares.
(a)   Except pursuant to the terms of this Agreement or as contemplated by the Merger Agreement, Stockholder shall not, without the prior written consent of Parent, directly or indirectly, (i) grant any proxies, powers of attorney, or any other authorizations or consents, or enter into any voting trust or other agreement or arrangement with respect to the voting of any Subject Shares, (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of (including by gift, and whether by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise, and including pursuant to any derivative transaction), any Subject Shares (or any beneficial ownership therein or portion thereof) during the term of this Agreement or consent to any of the foregoing (each, a “Transfer” (which defined term includes derivations of such defined term)), (iii) otherwise permit any Liens to be created on any of Stockholder’s Subject Shares or (iv) enter into any Contract with respect to the direct or indirect Transfer of any of Stockholder’s Subject Shares; provided that nothing herein shall prohibit a Transfer of Subject Shares

(A) to an Affiliate of Stockholder (a “Permitted Transfer”), (B) pursuant to a written trading plan of the Company in effect on the date hereof that is intended to satisfy the requirements of Rule 10b5-1 under the U.S. Securities Exchange Act of 1934 or (C) for sales of Subject Shares solely to the extent strictly necessary for the proceeds to be sufficient for payment of taxes upon vesting of Company Equity Awards; provided further, that, any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing, reasonably satisfactory in form and substance to Parent and the Company, to assume all of the obligations of Stockholder under, and be bound by the terms of, this Agreement, by executing and delivering a joinder agreement in form and substance reasonably satisfactory to Parent and the Company. Any Transfer in violation of this Section 4.01(a) shall be null and void ab initio. Stockholder hereby agrees that this Agreement and the obligations hereunder shall attach to Stockholder’s Subject Shares and shall be binding upon any Person to which legal or beneficial ownership shall pass, whether by operation of law or otherwise including its successors or permitted assigns and if any involuntary Transfer of any of Stockholder’s Subject Shares shall occur (including a sale by Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold Stockholder’s Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement as Stockholder for all purposes hereunder. Stockholder authorizes the Company to impose stop orders to prevent the Transfer of any of the Stockholder’s Subject Shares in violation of this Agreement.
(b)   In the event that Stockholder intends to undertake a Permitted Transfer during the term of this Agreement of any Subject Shares, Stockholder shall provide prior notice thereof to the Company and Parent, and Parent shall authorize the Company to, or authorize the Company to instruct its transfer agent to, (a) lift any stop order in respect of the Subject Shares to be so Transferred in order to effect such Permitted Transfer only upon receipt of written certification by Parent and the Company that the written joinder agreement entered into by the transferee agreeing to be bound by this Agreement pursuant to Section 4.01(a) hereof is satisfactory to Parent and the Company and (b) re-enter any stop order in respect of the Subject Shares to be so Transferred upon completion of the Permitted Transfer.
Section 4.02.   Directors and Officers.   Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict Stockholder (or a designee of Stockholder) who is a director or officer of the Company from acting in such capacity or fulfilling the obligations of such office (including, for the avoidance of doubt, exercising his or her fiduciary duties), including by voting, in his or her capacity as a director or officer of the Company, in Stockholder’s (or its designee’s) sole discretion on any matter (it being understood that this Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of the Company), including with respect to Section 6.03 of the Merger Agreement. In this regard, Stockholder shall not be deemed to make any agreement or understanding in this Agreement in Stockholder’s capacity as a director or officer of the Company. The representations, warranties, covenants and agreements made herein by Stockholder are made solely with respect to Stockholder and the Subject Shares. This Agreement shall not limit, affect or prohibit, or be construed to limit, affect or prohibit, any actions taken, or required or permitted to be taken, by any Affiliate or Representative of Stockholder or any of its Affiliates in any other capacity (other than as a stockholder of the Company), including, if applicable, as an officer or director of the Company or any of its Subsidiaries, and any actions taken whatsoever, or failure to take any actions whatsoever, by any of the foregoing persons in such capacity as director or officer of the Company or any of its Subsidiaries shall not be deemed to constitute a breach of this Agreement.
Section 4.03.   Appraisal Rights.   Stockholder hereby irrevocable waives and agrees not to exercise any rights (including under Section 262 of the General Corporation Law of the State of Delaware) it may have to demand appraisal, dissent or any similar or related matter with respect to any Subject Shares that may arise with respect to the Merger. Notwithstanding the foregoing, (a) nothing in this Section 4.03 shall constitute, or be deemed to constitute, a waiver or release by Stockholder of any claim or cause of action against Parent to the extent arising out of a breach of this Agreement by Parent and (b) the waiver contained in this Section 4.03 shall be of no force or effect in the event this Agreement is terminated.
Section 4.04.   Actions.   Stockholder hereby agrees not to commence or pursue any Action or claim, whether derivative or otherwise, against Parent, the Company or any of their respective Affiliates, or their respective boards of directors or members thereof or officers, relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement, or the consummation of the transactions contemplated thereby, including any such claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (B) alleging a breach of any fiduciary duty of the Board of Directors in connection with the Merger Agreement or the transactions contemplated thereby, and Stockholder hereby agrees to take all actions necessary to opt out of any class in any class action relating to the foregoing; provided that the foregoing shall not limit any actions taken by Stockholder in response to any claims commenced against Stockholder, its Affiliates or its Representatives; provided further that this Section 4.04 shall not be deemed a waiver of any rights of Stockholder or its Affiliates for any breach of this Agreement by Parent, the Company or any of their respective Affiliates.
Section 4.05.   Adverse Actions.   The Stockholder hereby covenants and agrees that the Stockholder shall not, at any time prior to the Expiration Date enter into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.
Section 4.06.   Adjustments.   In the event of any stock split, stock dividend or distribution, reorganization, recapitalization, readjustment, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Subject Shares, then the terms of this Agreement shall apply to the Company Securities received in respect of the Subject Shares by Stockholder immediately following the effectiveness of the events described in this Section 4.06, as though they were Subject Shares hereunder.
Section 4.07.   Disclosure.   Parent will not make any disclosures regarding Stockholder in any press release or otherwise without the prior written consent of Stockholder (such approval not to be unreasonably withheld, conditioned or delayed), unless Parent (i) determines in good faith (after consultation with outside legal counsel) that any such disclosure is required by Applicable Law or any listing agreement with or rule of any national securities exchange or association or by any filing required to be made with the SEC and (ii) notifies Stockholder three Business Days in advance of any such disclosure.
ARTICLE 5
Miscellaneous
Section 5.01.   Other Definitional and Interpretative Provisions.   Unless specified otherwise, in this Agreement the obligations of any party consisting of more than one person are joint and several. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Schedules are to Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and, if applicable, to any rules, regulations or interpretations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified, supplemented, extended or renewed from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References to a “party” or the “parties” means a party or the parties to this Agreement unless the context otherwise requires. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and each has been represented by counsel of its choosing and, in the event of an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by such parties and no presumption or burden of proof will arise favoring or disfavoring any party due to the authorship of any provision of this Agreement. Further, prior drafts of this Agreement or any Transaction Documents or the fact that any clauses have been added, deleted or otherwise modified from any prior drafts of this Agreement or any Transaction Documents will not be used as an aide of construction or otherwise constitute evidence of the intent of the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of any such prior drafts.
Section 5.02.   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the relevant Stockholder, and Parent shall have no authority to exercise any power or authority to direct Stockholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein.
Section 5.03.   Notices.   All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed properly delivered, given and received: (a) if delivered by hand, when delivered; (b) if sent by registered, certified or first class mail, the third Business Day after being sent; (c) if sent by overnight delivery via a national courier service, two Business Days after being delivered to such courier; and (d) if sent by email, when sent, provided that the sender of such email does not receive a written notification of delivery failure. All notices, requests and other communications hereunder shall be delivered to the address or email address set forth beneath the name of such party below (or to such other such other address or email address as such party may hereafter specify for the purpose by notice in accordance with this Section to the other parties hereto):
if to Parent, to:
Campbell Soup Company
1 Campbell Place
Camden, New Jersey 08103-1799
Attention: General Counsel
with a copy (which shall not constitute notice) to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention:
John D. Amorosi
Daniel Brass

Email:
john.amorosi@davispolk.com
daniel.brass@davispolk.com

if to Stockholder, to the address set forth on Schedule A opposite the name of Stockholder, with a copy to (which shall not constitute notice) to:
Hogan Lovells US LLP
855 Main Street
Suite 200
Attention:
Richard E. Climan
Keith A. Flaum

Email:
richard.climan@hoganlovells.com
keith.flaum@hoganlovells.com

Section 5.04.   Amendments; Termination.   Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the earlier of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) the mutual written agreement of each party to this Agreement, (iv) the effectiveness of any Adverse Amendment and (v) the occurrence of any Adverse Recommendation Change with respect to an Intervening Event (any such date under clauses (i) through (v) being referred to herein as the “Expiration Date”). Notwithstanding the foregoing, the provisions set forth in this Article 5 shall survive the termination of this Agreement.

Section 5.05.   Expenses.   All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
Section 5.06.   Successors and Assigns.   The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.
Section 5.07.   Governing Law.   This Agreement, including any claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance thereof or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.
Section 5.08.   Jurisdiction.   The parties hereto agree that any action, suit or legal proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or legal proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or legal proceeding in any such court or that any such action suit or legal proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or legal proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.03 shall be deemed effective service of process on such party.
Section 5.09.   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 5.10.   Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, it being understood that the parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed (including by electronic signature) by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed (including by electronic signature) by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
Section 5.11.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby, taken as a whole, is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 5.12.   Specific Performance.   The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and that money damages, even if available, would not be an adequate remedy, and that the parties shall be entitled (without proof of actual damages and without being required to prove that money damages are an inadequate remedy) to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof in the courts referred to in Section 5.08, in addition to any other remedy to which they may be entitled at law or in equity. The parties further agree to (a) waive any requirement for the securing or posting of any bond in connection with such remedy, and that such remedy shall be in addition to any other remedy to which a party is entitled at law or in equity and (b) not assert that a remedy of specific performance or an injunction is unenforceable, invalid, contrary to law or inequitable for any reason.
Section 5.13.   Non-Recourse.   This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no former, current or future equity holders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate or any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages for breach of this Agreement from, any Non-Recourse Party.
Section 5.14.   Defined Terms.
(a)   Any capitalized term that is used, but not defined, in this Agreement has the meaning set forth in the Merger Agreement.
(b)   “beneficial ownership” and “beneficially own” and similar terms have the meaning set forth in Rule 13d-3 under the U.S. Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
CAMPBELL SOUP COMPANY
By:

Name:
Title:
[STOCKHOLDER]
By:

Name:
Title:

Schedule A
Name of Stockholder	Total Shares Owned	Address for Notices (including email)